UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2011 – June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD

Hartford Advisers HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Advisers HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 03/31/1983
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Advisers IA	3.71%	21.19%	4.08%	3.24%
Advisers IB	3.59%	20.89%	3.82%	2.99%
Advisers HLS Fund Blended Index	4.54%	19.26%	4.47%	4.11%
Barclays Capital
Government/Credit Bond Index	2.61%	3.68%	6.35%	5.74%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Advisers HLS Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Capital U.S. Government/Credit Bond (35%) and 90 day Treasury Bill (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Advisers HLS Fund returned 3.71% for the six-month period ended June 30, 2011, underperforming its blended benchmark, (60% S&P 500 Index, 35% Barclays Capital Government/Credit Bond Index, and 5% Treasury Bills), which returned 4.54%, as well as the S&P 500, which returned 6.01% for the same period. The Fund outperformed the Barclays Capital Government/Credit Bond Index, which returned 2.61% over the same period. The Fund underperformed the 4.89% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds VP-UF peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equity markets as measured by the S&P 500 returned 6.01% during the period. Health Care (+14%), Energy (+11%), and Utilities (+9%) posted the largest gains while Financials (-3%) was the only sector to post a negative absolute return (i.e. total return).

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned 2.61% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed its benchmark, while the fixed income portion of the Fund outperformed its benchmark. Asset allocation contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities and underweight (i.e. the Fund’s position was less than the benchmark position) fixed income and cash relative to the benchmark.

Equity underperformance versus the benchmark was driven in part by security selection, which was weakest in Consumer Discretionary and Industrials. This was partially offset by stronger selection in Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance due to an overweight to Financials and underweight exposure to Energy.

Stocks that detracted the most from both absolute and relative returns in the equity portion of the Fund during the period were Cisco Systems (Information Technology), Hewlett-Packard (Information Technology), and Google (Information Technology). Networking equipment provider Cisco saw its shares decline as the company disappointed investors with its margin guidance, stoking concerns that the company is being forced to cut prices to protect market share. Global technology company Hewlett-Packard, a leader in printing and PCs, saw its stock sell off as its new CEO was forced to restructure numerous acquisitions of his predecessors and consensus mounted that the printing franchise is vulnerable to tablet computers. Shares of software company Google fell as headline news surrounding antitrust and patent-related lawsuits from their major competitors weighed on the stock price.

Top contributors to relative performance of the equity portion of the Fund during the period were UCB (Health Care), Vertex Pharmaceuticals (Health Care), and UnitedHealth Group (Health Care). UCB, a Swiss pharmaceutical company, saw its shares rise as two potential blockbuster drugs, Cimzia, for arthritis, and Vimpat for epilepsy, proved successful in the marketplace. Earnings growth is also expected to accelerate in 2012 as Keppra generic erosion annualizes. Shares of Vertex Pharmaceuticals, a development stage pharmaceutical company, surged higher after the company reported success in a Phase 3 study of a cystic fibrosis treatment, opening the way for the company to apply for regulatory approval later this year. UnitedHealth Group, a health care benefits and services provider, saw its shares rise after the company reported strong first quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members. Investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Pfizer (Health Care) and Exxon Mobil (Energy) also contributed positively to the Fund’s returns on an absolute basis.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection within the Investment Grade corporate bond sector was the primary

3

driver of the outperformance. Allocations to agency mortgage-backed securities (MBS) and consumer asset-backed securities (ABS) were also modestly additive. Our duration and yield curve positioning detracted from relative performance. Despite a challenging second quarter due to sovereign debt concerns and signs of slowing economic growth, corporate bonds posted strong performance for the period. Outperformance came during the first quarter, as corporate earnings surprised to the upside and demand for corporate bonds remained strong. The sector experienced large inflows as investors sought higher-yielding alternatives to low cash rates. Within the sector, Financials benefitted early on from solid earnings reports and the continued rally in subordinated issues. The Fund’s overweight to Financials, in particular Banks, Insurance companies and REITS was a positive for performance. The portfolio held an allocation to the agency MBS sector based on attractive valuations. Increased demand for high quality assets caused Agency MBS to outperform.

What is the outlook?

We expect the modest U.S. economic expansion to continue; however, we feel that European sovereign debt risk poses a threat to global growth. We believe that the U.S. Federal Reserve will maintain its accommodative stance and short-term rates will remain low until the economy strengthens.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in the largest overweight exposures in Information Technology, Health Care, and Financials. The largest underweights of the equity portion of the Fund to the S&P 500 were in Consumer Staples, Utilities, and Telecommunication Services.

Overall within the fixed income portion of the Fund, we are tactically managing the Fund’s duration around neutral. We continue to be positioned with an underweight to the Government sector, as we believe that there are more compelling opportunities in other sectors. We believe that corporate fundamentals remain strong, financial companies will continue to de-lever, and that valuations remain attractive. We maintained our overweight posture to the corporate sector at the end of the period. We also maintained our overweight allocation to taxable municipal bonds due to the attractive valuations in this relatively high quality and diverse sector of the market. Lastly, at the end of the period we maintained our modest allocation to asset-backed securities and agency mortgage-backed securities. Since the end of the period, economic data has continued to point to a slowdown in the U.S. A weaker macroeconomic environment combined with uncertainty over the debt ceiling negotiations and worries over European sovereign debt contagion lead us to be more inclined to reduce risk in the fixed income portfolio overall.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of June 30, 2011, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type
as of June 30, 2011
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	68.6%
Total	68.6%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.7%
Corporate Bonds: Investment Grade	12.8
Corporate Bonds: Non-Investment Grade	0.2
Municipal Bonds	1.0
U.S. Government Agencies	1.4
U.S. Government Securities	13.5
Total	29.6%
Short-Term Investments	1.6%
Other Assets and Liabilities	0.2
Total	100.0%

4

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	3.6
Capital Goods (Industrials)	5.0
Consumer Durables & Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	6.9
Energy (Energy)	7.5
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	3.1
Health Care Equipment & Services (Health Care)	2.3
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	1.6
Materials (Materials)	2.7
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.3
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.3
Software & Services (Information Technology)	7.3
Technology Hardware & Equipment (Information Technology)	6.3
Telecommunication Services (Services)	0.7
Transportation (Industrials)	2.1
Utilities (Utilities)	0.6
Total	68.6%
Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.6
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.2
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	8.1
Food Manufacturing (Consumer Staples)	0.3
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.6
Health Care/Services (Health Care/Services)	0.0
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.6
Machinery Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.4
Pipeline Transportation (Utilities)	0.1
Primary Metal Manufacturing (Basic Materials)	0.0
Real Estate and Rental and Leasing (Finance)	0.3
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.3
U.S. Government Agencies (U.S. Government Agencies)	1.4
U.S. Government Securities (U.S. Government Agencies)	13.5
Utilities (Utilities)	0.9
Utilities - Water and Sewer (Utilities - Water and Sewer)	0.1
Total	29.6%
Short-Term Investments	1.6%
Other Assets and Liabilities	0.2
Total	100.0%

5

Hartford Advisers HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.6%
	Automobiles & Components - 1.8%
1,730	Ford Motor Co. ●	$23,859
783	Harley-Davidson, Inc.	32,092
357	Johnson Controls, Inc.	14,860
		70,811
	Banks - 3.6%
1,033	BB&T Corp.	27,720
5,195	Mitsubishi UFJ Financial Group, Inc.	25,318
1,267	US Bancorp	32,332
1,944	Wells Fargo & Co.	54,547
		139,917
	Capital Goods - 5.0%
397	3M Co.	37,618
347	Boeing Co.	25,617
570	Ingersoll-Rand plc	25,861
165	Masco Corp.	1,980
816	PACCAR, Inc.	41,689
265	Rockwell Collins, Inc.	16,360
256	Stanley Black & Decker, Inc.	18,423
1,036	Textron, Inc.	24,449
		191,997

	Consumer Durables & Apparel - 0.2%
516	Newell Rubbermaid, Inc.	8,142

	Consumer Services - 0.6%
359	DeVry, Inc.	21,251

	Diversified Financials - 6.9%
5,144	Bank of America Corp.	56,373
86	BlackRock, Inc.	16,515
198	Goldman Sachs Group, Inc.	26,405
1,021	Invesco Ltd.	23,882
1,543	JP Morgan Chase & Co.	63,170
672	SEI Investments Co.	15,127
421	T. Rowe Price Group, Inc.	25,415
103	UBS AG	1,882
1,915	UBS AG ADR ●	34,971
		263,740
	Energy - 7.5%
390	Anadarko Petroleum Corp.	29,913
871	Chesapeake Energy Corp.	25,869
1,260	Exxon Mobil Corp.	102,531
893	OAO Gazprom Class S ADR	13,021
316	Occidental Petroleum Corp.	32,846
396	Petroleo Brasileiro S.A. ADR	13,392
1,391	Petroleum Geo-Services ●	19,878
882	Statoilhydro ASA ADR	22,447
425	Suncor Energy, Inc.	16,628
274	Ultra Petroleum Corp. ●	12,558
		289,083
	Food & Staples Retailing - 1.1%
668	CVS/Caremark Corp.	25,096
494	Sysco Corp.	15,412
		40,508
	Food, Beverage & Tobacco - 3.1%
820	General Mills, Inc.	30,509
946	Kraft Foods, Inc.	33,328
800	PepsiCo, Inc.	56,344
		120,181
	Health Care Equipment & Services - 2.3%
484	HCA Holdings, Inc. ●	15,979
913	Medtronic, Inc.	35,170
408	UnitedHealth Group, Inc.	21,019
240	Zimmer Holdings, Inc. ●	15,193
		87,361
	Household & Personal Products - 0.7%
390	Procter & Gamble Co.	24,799

	Insurance - 1.6%
4,208	Ageas	11,397
1,213	Genworth Financial, Inc. ●	12,472
734	Marsh & McLennan Cos., Inc.	22,903
612	Unum Group	15,588
		62,360
	Materials - 2.7%
208	Airgas, Inc.	14,554
107	CF Industries Holdings, Inc.	15,187
372	Dow Chemical Co.	13,399
501	Monsanto Co.	36,371
356	Nucor Corp.	14,654
150	Potash Corp. of Saskatchewan, Inc.	8,526
		102,691
	Media - 1.7%
1,266	Comcast Corp. Class A	32,088
893	Walt Disney Co.	34,847
		66,935
	Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
402	Agilent Technologies, Inc. ●	20,531
792	Amgen, Inc. ●	46,219
630	Celgene Corp. ●	37,984
1,320	Daiichi Sankyo Co., Ltd.	25,788
198	Life Technologies Corp. ●	10,294
1,482	Merck & Co., Inc.	52,289
2,544	Pfizer, Inc.	52,396
88	Roche Holding AG	14,771
1,090	Shionogi & Co., Ltd.	17,854
705	UCB S.A.	31,666
188	Vertex Pharmaceuticals, Inc. ●	9,768
		319,560
	Retailing - 3.2%
11,241	Buck Holdings L.P. ⌂●†	27,817
514	Kohl's Corp.	25,715
1,950	Lowe's Co., Inc.	45,455
532	Nordstrom, Inc.	24,977
		123,964
	Semiconductors & Semiconductor Equipment - 1.3%
186	Cree, Inc. ●	6,231
1,008	Maxim Integrated Products, Inc.	25,767
458	Xilinx, Inc.	16,714
		48,712
	Software & Services - 7.3%
625	Accenture plc	37,781
719	Automatic Data Processing, Inc.	37,856
398	Check Point Software Technologies Ltd. ADR ●	22,609
768	eBay, Inc. ●	24,780
143	Google, Inc. ●	72,514
457	Lender Processing Services	9,547
977	Microsoft Corp.	25,410
2,493	Western Union Co.	49,925
		280,422

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 68.6% - (continued)
	Technology Hardware & Equipment - 6.3%
188	Apple, Inc. ●	$62,938
3,219	Cisco Systems, Inc.	50,250
1,257	EMC Corp. ●	34,633
1,386	Hewlett-Packard Co.	50,458
742	Qualcomm, Inc.	42,155
		240,434
	Telecommunication Services - 0.7%
1,012	Vodafone Group plc ADR	27,041

	Transportation - 2.1%
314	Con-way, Inc.	12,170
147	FedEx Corp.	13,936
384	Kansas City Southern ●	22,771
449	United Parcel Service, Inc. Class B	32,709
		81,586
	Utilities - 0.6%
267	NextEra Energy, Inc.	15,336
326	PPL Corp.	9,084
		24,420
	Total common stocks
	(cost $2,304,695)	$2,635,915

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
	Finance and Insurance - 0.7%
	Bear Stearns Commercial Mortgage Securities, Inc.
$71	5.61%, 11/15/2033	$72
	Citibank Credit Card Issuance Trust
11,945	5.65%, 09/20/2019	13,717
	Commercial Mortgage Asset Trust
18	6.64%, 01/17/2032	18
	CS First Boston Mortgage Securities Corp.
450	3.94%, 05/15/2038	466
	Goldman Sachs Mortgage Securities Corp. II
110	3.02%, 03/06/2020 ■Δ	109
	Harley-Davidson Motorcycle Trust
3,158	5.21%, 06/17/2013	3,194
	Marriott Vacation Club Owner Trust
510	5.36%, 10/20/2028 ■	527
	New Century Home Equity Loan Trust
8	0.48%, 03/25/2035 Δ	7
	Prudential Commercial Mortgage Trust
570	4.49%, 02/11/2036	594
	USAA Automotive Owner Trust
6,113	4.50%, 10/15/2013	6,188
		24,892
	Total asset & commercial mortgage backed securities
	(cost $22,882)	$24,892

CORPORATE BONDS: INVESTMENT GRADE - 12.8%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$3,921	5.98%, 04/19/2022	$4,033
	Southwest Airlines Co.
2,700	5.75%, 12/15/2016	2,982
3,037	6.15%, 08/01/2022	3,311
		10,326
	Arts, Entertainment and Recreation - 0.6%
	CBS Corp.
575	5.75%, 04/15/2020	623
	Comcast Corp.
8,000	5.90%, 03/15/2016	9,107
	DirecTV Holdings LLC
3,310	6.38%, 03/01/2041	3,534
	News America Holdings, Inc.
1,275	4.50%, 02/15/2021 ■	1,258
	Time Warner Cable, Inc.
4,870	5.85%, 05/01/2017	5,477
	Virgin Media Secured Finance plc
1,255	5.25%, 01/15/2021 ■	1,336
		21,335
	Beverage and Tobacco Product Manufacturing - 0.2%
	Altria Group, Inc.
2,445	4.75%, 05/05/2021	2,443
	Anheuser-Busch InBev N.V.
4,200	7.75%, 01/15/2019	5,284
	Cia Brasileira de Bebidas
300	10.50%, 12/15/2011	313
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	684
	Diageo Capital plc
430	5.20%, 01/30/2013	458
	Philip Morris International, Inc.
270	5.65%, 05/16/2018	304
		9,486
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
660	6.13%, 01/15/2041	688

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	3,069
	Thermo Fisher Scientific, Inc.
845	3.20%, 05/01/2015	879
		3,948
	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
6,925	5.00%, 02/01/2013	7,350

	Finance and Insurance - 7.2%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	783
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	7,163
	ANZ National Ltd.
1,360	2.38%, 12/21/2012 ■	1,381
	Bank of America Corp.
200	7.38%, 05/15/2014	225
	Barclays Bank plc
2,150	2.38%, 01/13/2014	2,175
	BP Capital Markets plc
2,850	4.75%, 03/10/2019	3,006
	Brandywine Operating Partnership
2,010	6.00%, 04/01/2016	2,185
	CDP Financial, Inc.
3,475	4.40%, 11/25/2019 ■	3,559
	Citibank NA
26,000	1.88%, 06/04/2012	26,384

7

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 12.8% - (continued)
	Finance and Insurance - 7.2% - (continued)
	Citigroup, Inc.
$8,800	6.00%, 10/31/2033	$8,416
2,700	6.13%, 05/15/2018	2,973
1,700	6.88%, 03/05/2038	1,892
520	8.13%, 07/15/2039	651
	Credit Agricole
3,950	3.50%, 04/13/2015 ■	3,961
	Eaton Vance Corp.
3,305	6.50%, 10/02/2017	3,816
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,910
	General Electric Capital Corp.
4,300	4.38%, 09/16/2020	4,251
5,000	5.88%, 01/14/2038	5,058
	Goldman Sachs Group, Inc.
14,000	1.63%, 07/15/2011	14,008
6,000	5.63%, 01/15/2017	6,352
2,750	6.00%, 05/01/2014	3,017
1,700	6.15%, 04/01/2018	1,850
2,590	6.25%, 02/01/2041	2,611
	Health Care Properties
4,230	6.00%, 01/30/2017	4,658
	HSBC Holdings plc
240	0.50%, 10/06/2016 Δ	237
	Jackson National Life Insurance Co.
6,250	8.15%, 03/15/2027 ■	7,043
	JP Morgan Chase & Co.
3,500	3.70%, 01/20/2015	3,639
2,000	4.95%, 03/25/2020	2,066
10,375	5.13%, 09/15/2014	11,212
	Kimco Realty Corp.
4,380	5.78%, 03/15/2016	4,838
	Liberty Mutual Group, Inc.
6,050	5.75%, 03/15/2014 ■	6,420
	Liberty Property L.P.
1,725	6.63%, 10/01/2017	1,978
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	11,843
1,000	6.40%, 08/28/2017	1,092
6,000	6.88%, 04/25/2018	6,638
	Morgan Stanley
13,000	5.38%, 10/15/2015	13,897
250	5.63%, 09/23/2019	256
	National City Corp.
4,250	6.88%, 05/15/2019	4,898
	New England Mutual Life Insurance Co.
6,000	7.88%, 02/15/2024 ■	7,150
	Nordea Bank Ab
1,790	3.70%, 11/13/2014 ■	1,873
	Postal Square L.P.
14,502	8.95%, 06/15/2022	18,991
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	8,708
	Rabobank Nederland N.V. NY
3,900	3.20%, 03/11/2015 ■	4,035
	Realty Income Corp.
2,830	6.75%, 08/15/2019	3,235
	Republic New York Capital I
500	7.75%, 11/15/2026	511
	Royal Bank of Scotland plc
2,600	4.88%, 03/16/2015	2,698
	Simon Property Group L.P.
3,710	6.10%, 05/01/2016	4,261
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,413
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	7,392
	Svenska Handelsbanken Ab
2,900	4.88%, 06/10/2014 ■	3,132
	UBS AG Stamford
235	5.88%, 12/20/2017	258
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,718
2,000	5.75%, 06/15/2017	2,224
	WEA Finance LLC
2,850	7.13%, 04/15/2018 ■	3,326
		275,267
	Food Manufacturing - 0.3%
	Kellogg Co.
3,900	4.00%, 12/15/2020	3,894
	Kraft Foods, Inc.
3,800	4.13%, 02/09/2016	4,063
285	5.38%, 02/10/2020	312
	Wrigley Jr., William Co.
3,900	3.70%, 06/30/2014 ■	4,052
		12,321
	Health Care and Social Assistance - 0.6%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,856
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,149
	McKesson Corp
475	3.25%, 03/01/2016	490
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,273
	Schering-Plough Corp.
9,000	5.30%, 12/01/2013	9,951
		22,719
	Information - 0.6%
	AT&T, Inc.
2,300	2.50%, 08/15/2015	2,330
2,510	6.80%, 05/15/2036	2,806
	BellSouth Telecommunications
650	7.00%, 12/01/2095	682
	Cellco Partnership - Verizon Wireless Capital
395	5.55%, 02/01/2014	435
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,408
	Intuit, Inc.
7,900	5.40%, 03/15/2012	8,147
	SBA Tower Trust
2,035	4.25%, 04/15/2015 ■	2,141
	Telecom Italia Capital
2,900	7.00%, 06/04/2018	3,172
	Verizon Communications, Inc.
240	4.35%, 02/15/2013	253
		21,374
	Machinery Manufacturing - 0.2%
	Xerox Corp.
6,000	8.25%, 05/15/2014	7,040

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 12.8% - (continued)
	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
$9,550	6.50%, 11/15/2013	$10,624

	Petroleum and Coal Products Manufacturing - 0.4%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,794
	EnCana Corp.
305	5.90%, 12/01/2017	346
	Motiva Enterprises LLC
420	5.75%, 01/15/2020 ■	466
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,313
	Shell International Finance B.V.
6,400	4.38%, 03/25/2020	6,725
		15,644
	Pipeline Transportation - 0.1%
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	5,431

	Primary Metal Manufacturing - 0.0%
	ArcelorMittal
1,571	6.75%, 03/01/2041	1,557

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
440	4.63%, 06/01/2013	467
9,000	5.45%, 12/15/2014	10,031
	ERAC USA Finance Co.
1,121	2.25%, 01/10/2014 ■	1,132
1,800	4.50%, 08/16/2021 ■	1,789
		13,419
	Retail Trade - 0.2%
	Lowe's Co., Inc.
3,400	4.63%, 04/15/2020	3,618
	Staples, Inc.
2,525	9.75%, 01/15/2014	3,006
		6,624
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
10,339	9.36%, 01/01/2021	13,372

	Utilities - 0.9%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	5,241
	Enel Finance International S.A.
300	3.88%, 10/07/2014 ■	310
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	9,124
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,306
	Niagara Mohawk Power Corp.
2,510	3.55%, 10/01/2014 ■	2,628
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	8,371
	Wisconsin Electirc Power Co.
1,960	4.25%, 12/15/2019	2,055
		34,035
	Total corporate bonds: investment grade
	(cost $456,523)	$492,560

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.2%
	Finance and Insurance - 0.2%
	Capital One Capital IV
$1,625	6.75%, 02/17/2037	$1,647
	Discover Financial Services, Inc.
3,620	6.45%, 06/12/2017	4,016
	Southern Capital Corp.
58	5.70%, 06/30/2022 ■	59
		5,722
	Total corporate bonds: non-investment grade
	(cost $5,278)	$5,722

MUNICIPAL BONDS - 1.0%
	General Obligations - 0.4%
	Chicago Metropolitan Water Reclamation Dist,
$685	5.72%, 12/01/2038	$711
	Illinois State GO,
60	5.37%, 03/01/2017	62
1,075	5.67%, 03/01/2018	1,115
860	5.88%, 03/01/2019	884
	Los Angeles USD,
4,300	5.75%, 07/01/2034	4,238
	Oregon School Boards Association, Taxable Pension,
10,000	4.76%, 06/30/2028	9,275
		16,285
	Health Care/Services - 0.0%
	University of California, Regents Medical Center Rev,
1,935	6.58%, 05/15/2049	2,035

	Higher Education (Univ., Dorms, etc.) - 0.1%
	Curators University, MO, System Fac Rev,
2,170	5.96%, 11/01/2039	2,370
	University of California, Build America Bonds Revs,
1,960	5.77%, 05/15/2043	1,948
		4,318
	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,411

	Transportation - 0.3%
	Bay Area Toll Auth,
3,100	6.26%, 04/01/2049	3,335
	Illinois State Toll Highway Auth, Taxable Rev,
1,875	6.18%, 01/01/2034	1,941
	Maryland State Transit Auth,
1,350	5.89%, 07/01/2043	1,432
	New York and New Jersey PA, Taxable Rev,
975	5.86%, 12/01/2024	1,092
570	6.04%, 12/01/2029	618

9

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 1.0% - (continued)
	Transportation - 0.3% - (continued)
	North Texas Tollway Auth Rev,
$3,400	6.72%, 01/01/2049	$3,705
		12,123
	Utilities - Water and Sewer - 0.1%
	Irvine Ranch, CA, Water Dist,
2,870	2.61%, 03/15/2014	2,976

	Total municipal bonds
	(cost $39,493)	$40,148

U.S. GOVERNMENT AGENCIES - 1.4%
	Federal Home Loan Mortgage Corporation - 0.9%
$183	2.41%, 04/01/2029 Δ	$188
35,775	4.00%, 12/01/2040 - 03/01/2041	35,796
		35,984
	Federal National Mortgage Association - 0.1%
525	2.75%, 02/05/2014	552
887	4.78%, 02/01/2014	943
1,424	4.97%, 12/01/2013	1,521
298	5.00%, 02/01/2019 - 04/01/2019	322
23	6.50%, 11/01/2013	23
3	7.00%, 02/01/2029	4
		3,365
	Government National Mortgage Association - 0.4%
4,622	6.00%, 06/15/2024 - 06/15/2035	5,184
1,486	6.50%, 03/15/2026 - 02/15/2035	1,695
6,067	7.00%, 11/15/2031 - 11/15/2033	7,071
285	7.50%, 09/16/2035	325
1,052	8.00%, 09/15/2026 - 02/15/2031	1,174
73	9.00%, 06/20/2016 - 06/15/2022	80
		15,529
	Total U.S. government agencies
	(cost $52,160)	$54,878

U.S. GOVERNMENT SECURITIES - 13.5%
	Other Direct Federal Obligations - 2.8%
	Federal Financing Corporation - 0.4%
$17,617	4.40%, 12/06/2013 - 12/27/2013 ○	$17,153

	Tennessee Valley Authority - 2.4%
34,300	4.38%, 06/15/2015	37,884
50,000	6.00%, 03/15/2013	54,542
		92,426
		109,579
	U.S. Treasury Securities - 10.7%
	U.S. Treasury Bonds - 3.2%
42,353	4.38%, 11/15/2039 - 05/15/2041	42,341
22,000	4.38%, 02/15/2038	22,144
1,100	4.50%, 05/15/2038	1,129
850	4.75%, 02/15/2041 □	904
100	5.38%, 02/15/2031	117
18,000	6.00%, 02/15/2026	22,404
25,650	6.25%, 08/15/2023	32,540
		121,579
	U.S. Treasury Notes - 7.5%
22,600	0.63%, 12/31/2012		22,693
18,000	1.13%, 12/15/2012		18,203
106,000	1.25%, 10/31/2015		105,105
26,900	1.38%, 05/15/2012 - 01/15/2013		27,230
23,000	2.75%, 02/15/2019		23,221
75	3.13%, 04/30/2013		79
38,090	3.50%, 05/15/2020		39,765
25,000	3.88%, 05/15/2018		27,385
13,000	4.25%, 08/15/2013		14,032
9,950	4.75%, 05/31/2012		10,362
			288,075
			409,654
	Total U.S. government securities
	(cost $500,769)		$519,233

	Total long-term investments
	(cost $3,381,800)		$3,773,348

SHORT-TERM INVESTMENTS - 1.6%
	Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	07/01/2011 in the amount of $6,066,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $6,187)
$6,066	0.05%, 06/30/2011		$6,066
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $4,565,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $4,657)
4,565	0.05%, 06/30/2011		4,565
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $44,154,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $45,037)
44,154	0.05%, 06/30/2011		44,154
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $88, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $90)
88	0.01%, 06/30/2011		88
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $6,739,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $6,874)
6,739	0.06%, 06/30/2011		6,739
			61,612
	Total short-term investments
	(cost $61,612)		$61,612

	Total investments
	(cost $3,443,412) ▲	99.8%	$3,834,960
	Other assets and liabilities	0.2%	6,683
	Total net assets	100.0%	$3,841,643

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.7% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $3,492,604 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$459,499
Unrealized Depreciation	(117,143)
Net Unrealized Appreciation	$342,356

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $27,817, which represents 0.72% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.
■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $68,124, which represents 1.77% of total net assets.

□	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
U.S. 10 Year Note Future	104	Short	09/21/2011	$12,722	$12,655	$(67)

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$8,617

The aggregate value of these securities at June 30, 2011, was $27,817, which represents 0.72% of total net assets.

GO	–	General Obligations
USD	–	United School District

11

Hartford Advisers HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	BNP Paribas Securities	Buy	$21,838	$20,604	09/02/2011	$1,234
Japanese Yen	Citibank	Sell	25,630	25,422	10/21/2011	(208)
Japanese Yen	Goldman Sachs	Buy	25,636	24,184	09/02/2011	1,452
Japanese Yen	Goldman Sachs	Sell	47,474	45,498	09/02/2011	(1,976)
Japanese Yen	Goldman Sachs	Sell	26,676	26,457	10/21/2011	(219)
						$283

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

12

Hartford Advisers HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$24,892	$–	$24,885	$7
Common Stocks ‡	2,635,915	2,459,544	148,554	27,817
Corporate Bonds: Investment Grade	492,560	–	485,216	7,344
Corporate Bonds: Non-Investment Grade	5,722	–	5,663	59
Municipal Bonds	40,148	–	40,148	–
U.S. Government Agencies	54,878	–	54,878	–
U.S. Government Securities	519,233	13,978	505,255	–
Short-Term Investments	61,612	–	61,612	–
Total	$3,834,960	$2,473,522	$1,326,211	$35,227
Foreign Currency Contracts *	2,686	–	2,686	–
Total	$2,686	$–	$2,686	$–
Liabilities:
Foreign Currency Contracts *	2,403	–	2,403	–
Futures *	67	67	–	–
Total	$2,470	$67	$2,403	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	December	Gain	Appreciation		Net			Into	Out of	of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$7	$—	$—	*	$—	$—	$—	$—	$—	$7
Common Stocks	25,248	—	2,569	†	—	—	—	—	—	27,817
Corporate Bonds	7,681	—	(137	)‡	—	—	(142)	—	1	7,403
Total	$32,936	$—	$2,432		$—	$—	$(142)	$—	$1	$35,227

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 rounds to zero.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $2,569.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $(137).

13

Hartford Advisers HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,443,412)	$3,834,960
Cash	3
Unrealized appreciation on foreign currency contracts	2,686
Receivables:
Investment securities sold	9,709
Fund shares sold	163
Dividends and interest	14,535
Variation margin	53
Other assets	—
Total assets	3,862,109
Liabilities:
Unrealized depreciation on foreign currency contracts	2,403
Payables:
Fund shares redeemed	17,410
Investment management fees	382
Distribution fees	21
Accrued expenses	250
Total liabilities	20,466
Net assets	$3,841,643
Summary of Net Assets:
Capital stock and paid-in-capital	$4,510,930
Accumulated undistributed net investment income	52,478
Accumulated net realized loss on investments and foreign currency transactions	(1,113,574)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	391,809
Net assets	$3,841,643
Shares authorized	9,500,000
Par value	$0.001
Class IA: Net asset value per share	$20.04
Shares outstanding	165,827
Net assets	$3,323,144
Class IB: Net asset value per share	$20.25
Shares outstanding	25,601
Net assets	$518,499

14

Hartford Advisers HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$25,689
Interest	23,573
Less: Foreign tax withheld	(715)
Total investment income, net	48,547

Expenses:
Investment management fees	12,242
Distribution fees - Class IB	678
Custodian fees	9
Accounting services fees	321
Board of Directors' fees	43
Audit fees	30
Other expenses	260
Total expenses (before fees paid indirectly)	13,583
Commission recapture	(9)
Total fees paid indirectly	(9)
Total expenses, net	13,574
Net investment income	34,973

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	179,184
Net realized loss on futures	(1,254)
Net realized loss on foreign currency contracts	(186)
Net realized gain on other foreign currency transactions	214
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	177,958

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(61,309)
Net unrealized depreciation of futures	(703)
Net unrealized depreciation of foreign currency contracts	(236)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	23
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(62,225)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	115,733
Net Increase in Net Assets Resulting from Operations	$150,706

15

Hartford Advisers HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$34,973	$67,724
Net realized gain on investments, other financial instruments and foreign currency transactions	177,958	291,769
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(62,225)	97,470
Net Increase In Net Assets Resulting From Operations	150,706	456,963
Distributions to Shareholders:
From net investment income
Class IA	—	(48,804)
Class IB	—	(6,196)
Total distributions	—	(55,000)
Capital Share Transactions:
Class IA
Sold	29,241	57,957
Issued in merger	—	188,305
Issued on reinvestment of distributions	—	48,804
Redeemed	(376,924)	(710,101)
Total capital share transactions	(347,683)	(415,035)
Class IB
Sold	15,051	28,941
Issued in merger	—	36,319
Issued on reinvestment of distributions	—	6,196
Redeemed	(72,583)	(148,646)
Total capital share transactions	(57,532)	(77,190)
Net decrease from capital share transactions	(405,215)	(492,225)
Proceeds from regulatory settlements	—	147
Net Decrease In Net Assets	(254,509)	(90,115)
Net Assets:
Beginning of period	4,096,152	4,186,267
End of period	$3,841,643	$4,096,152
Accumulated undistributed (distribution in excess of) net investment income	$52,478	$17,505
Shares:
Class IA
Sold	1,461	3,219
Issued in merger	—	10,373
Issued on reinvestment of distributions	—	2,575
Redeemed	(18,844)	(39,434)
Total share activity	(17,383)	(23,267)
Class IB
Sold	744	1,579
Issued in merger	—	1,979
Issued on reinvestment of distributions	—	324
Redeemed	(3,588)	(8,152)
Total share activity	(2,844)	(4,270)

16

Hartford Advisers HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Advisers HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

17

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

18

factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

19

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

20

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

d)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the

21

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule Investments, had outstanding futures contracts as of June 30, 2011.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,686	$—	$—	$—	$—	$2,686
Variation margin receivable *	53	—	—	—	—	—	53
Total	$53	$2,686	$—	$—	$—	$—	$2,739

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,403	$—	$—	$—	$—	$2,403
Total	$—	$2,403	$—	$—	$—	$—	$2,403

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(67) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on futures	$(1,254)	$—	—	$—	$—	$—	$(1,254)
Net realized loss on foreign currency contracts	—	(186)	—	—	—	—	(186)
Total	$(1,254)	$(186)	$—	$—	$—	$—	$(1,440)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$(703)	$—	—	$—	$—	$—	$(703)
Net change in unrealized depreciation of foreign currency contracts	—	(236)	—	—	—	—	(236)
Total	$(703)	$(236)	$—	$—	$—	$—	$(939)

22

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

23

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$55,000	$83,425

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18,214
Accumulated Capital and Other Losses*	(1,241,886)
Unrealized Appreciation†	403,679
Total Accumulated Deficit	$(819,993)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$51
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8)
Capital Stock and Paid-in-Capital	(43)

24

e)	Capital Loss Carryforward – As of December 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$284,231
2017	957,655
Total	$1,241,886

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $222,635 of prior year capital loss  carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

25

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.64%
Class IB	0.89

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. These fees are accrued daily and paid monthly.

26

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for Unrestricted Transfers	0.09%	0.09%
Total Return Excluding Payment from Affiliate	10.61	10.34

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$895,750
Sales Proceeds Excluding U.S. Government Obligations	1,182,929
Cost of Purchases for U.S. Government Obligations	58,502
Sales Proceeds for U.S. Government Obligations	97,984

9.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $147, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

Hartford Advisers HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

Hartford Advisers HLS Fund
Financial Highlights
– Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$19.32	$0.19	$–	$0.53	$0.72	$–	$–	$–	$–	$0.72	$20.04
IB	19.55	0.17	–	0.53	0.70	–	–	–	–	0.70	20.25

For the Year Ended December 31, 2010(G)
IA	17.47	0.30	–	1.82	2.12	(0.27)	–	–	(0.27)	1.85	19.32
IB	17.68	0.26	–	1.83	2.09	(0.22)	–	–	(0.22)	1.87	19.55

For the Year Ended December 31, 2009
IA	13.69	0.36	–	3.78	4.14	(0.36)	–	–	(0.36)	3.78	17.47
IB	13.85	0.32	–	3.83	4.15	(0.32)	–	–	(0.32)	3.83	17.68

For the Year Ended December 31, 2008
IA	20.97	0.50	–	(7.09)	(6.59)	(0.58)	(0.11)	–	(0.69)	(7.28)	13.69
IB	21.18	0.47	–	(7.17)	(6.70)	(0.52)	(0.11)	–	(0.63)	(7.33)	13.85

For the Year Ended December 31, 2007
IA	22.60	0.55	–	0.90	1.45	(0.53)	(2.55)	–	(3.08)	(1.63)	20.97
IB	22.78	0.49	–	0.92	1.41	(0.46)	(2.55)	–	(3.01)	(1.60)	21.18

For the Year Ended December 31, 2006
IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	–	(2.34)	0.07	22.60
IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	–	(2.28)	0.08	22.78

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)
During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

3.71	%(E)	$3,323,144	0.64	%(F)	0.64	%(F)	1.78	%(F)	23%
3.59	(E)	518,499	0.89	(F)	0.89	(F)	1.53	(F)	–

12.14		3,539,983	0.65		0.65		1.68		65	(H)
11.86		556,169	0.90		0.90		1.43		–

30.29		3,607,929	0.65		0.65		2.15		73
29.96		578,338	0.90		0.90		1.90		–

(31.64)		3,404,626	0.63		0.63		2.43		76
(31.81)		548,899	0.88		0.88		2.18		–

6.64		6,291,220	0.63		0.63		2.13		47
6.37		1,080,254	0.88		0.88		1.88		–

10.70	(I)	7,207,926	0.64		0.64		2.24		87
10.43	(I)	1,252,293	0.89		0.89		1.99		–

31

Hartford Advisers HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of   Investment Banking, Chief Executive Officer and Vice Chairman.

32

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

Hartford Advisers HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

Hartford Advisers HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,037.15	$3.23	$1,000.00	$1,021.62	$3.21	0.64%	181	365
Class IB	$1,000.00	$1,035.86	$4.49	$1,000.00	$1,020.38	$4.46	0.89%	181	365

35

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-AD11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Series Fund, Inc.

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Series Fund, Inc.

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent product information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Asset Allocation HLS Fund IB	5.26%	24.62%	2.06%
Barclays Capital U.S. Aggregate Index	2.72%	3.90%	5.83%
Citigroup Broad Investment-Grade Bond Index	2.66%	3.66%	5.94%
S&P 500 Index	6.01%	30.68%	0.74%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

Citigroup Broad Investment-Grade (BIG) Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 5.26% for the six-month period ended June 30, 2011 versus the returns of 6.01% for the S&P 500 Index, 2.66% for the Citigroup Broad Investment-Grade Bond Index and 2.72% for the Barclays Capital U.S. Aggregate Index. The Fund outperformed the 4.89% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

2

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Blue Chip Income and Growth HLS Fund IB	3.52%	25.15%	-0.15%
S&P 500 Index	6.01%	30.68%	0.74%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned 3.52% for the six-month period ended June 30, 2011, versus the return of 6.01% for the S&P 500 Index. The Fund underperformed the 4.93% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

3

American Funds Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks to maximize current income and preservation of capital.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Bond HLS Fund IB	2.39%	4.02%	2.92%
Barclays Capital U.S. Aggregate Index	2.72%	3.90%	5.83%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Bond HLS Fund returned 2.39% for the six-month period ended June 30, 2011, versus the return of 2.72% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 3.01% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

4

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks a high level of total return over the long term.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Global Bond HLS Fund IB	4.18%	10.18%	5.29%
Barclays Capital Global Aggregate Index	4.38%	10.51%	5.37%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital Global Aggregate Index represents the global investment-grade fixed-income markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Bond HLS Fund returned 4.18% for the six-month period ended June 30, 2011, versus the return of 4.38% for the Barclays Capital Global Aggregate Index. The Fund underperformed the 4.25% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

5

American Funds Global Growth and Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time and current income.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Global Growth and Income HLS Fund IB	2.98%	26.04%	-1.00%
MSCI World Index	5.62%	31.19%	-1.11%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The American Funds Insurance Series – Global Growth and Income Fund Class 1 has selected the MSCI World Index to replace the MSCI All Country World Index as its broad-based securities market index. The investment manager believes that the MSCI World Index better reflects the market sectors and securities in which the American Funds Insurance Series – Global Growth and Income Fund Class 1 primarily invests than the MSCI All Country World Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned 2.98% for the six-month period ended June 30, 2011, versus the return of 5.62% for the MSCI World Index. The Fund underperformed the 6.05% average return of the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

6

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Global Growth HLS Fund IB	4.94%	30.57%	1.90%
MSCI World Index	5.62%	31.19%	-1.11%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth HLS Fund returned 4.94% for the six-month period ended June 30, 2011, versus the return of 5.62% for the MSCI World Index. The Fund outperformed the 3.93% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

7

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital over time.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Global Small Capitalization HLS Fund IB	0.39%	28.41%	0.13%
MSCI All Country World Small Cap Index	4.70%	37.27%	5.68%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

The American Funds Insurance Series – Global Small Capitalization Fund Class 1 has selected the MSCI All Country World Small Cap Index to replace the S&P Global <$3 Billion Index as its broad-based securities market index. The investment manager believes that the MSCI All Country World Small Cap Index better reflects the market sectors and securities in which the American Funds Insurance Series – Global Small Capitalization Fund Class 1 primarily invests than the S&P Global <$3 Billion Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned 0.39% for the six-month period ended June 30, 2011, versus the return of 4.70% for the MSCI All Country World Small Cap Index. The Fund underperformed the 3.93% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

8

American Funds Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks growth of capital.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Growth HLS Fund IB	5.83%	32.69%	0.76%
S&P 500 Index	6.01%	30.68%	0.74%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth HLS Fund returned 5.83% for the six-month period ended June 30, 2011, versus the return of 6.01% for the S&P 500 Index. The Fund outperformed the 5.55% average return of the Lipper Large-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

9

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital and income over time.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds Growth-Income HLS Fund IB	4.34%	27.64%	-0.43%
S&P 500 Index	6.01%	30.68%	0.74%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth-Income HLS Fund returned 4.34% for the six-month period ended June 30, 2011, versus the return of 6.01% for the S&P 500 Index. The Fund underperformed the 4.93% average return of the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

10

American Funds International HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term growth of capital over time.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds International HLS Fund IB	4.26%	28.76%	-0.98%
MSCI All Country World ex USA	4.11%	30.27%	-2.04%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds International HLS Fund returned 4.26% for the six-month period ended June 30, 2011, versus the return of 4.11% for the MSCI All Country World ex USA Index. The Fund underperformed the 4.62% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

11

American Funds New World HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Investment Goal: Seeks long-term capital appreciation.

Performance Overview 4/30/08 - 6/30/11

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
American Funds New World HLS Fund IB	0.91%	25.37%	1.92%
MSCI All Country World Index	4.99%	30.77%	-0.78%
MSCI Emerging Markets Index	1.03%	28.17%	1.49%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds New World HLS Fund returned 0.91% for the six-month period ended June 30, 2011, versus the returns of 4.99% for the MSCI All Country World Index and 1.03% for the MSCI Emerging Markets Index. The Fund outperformed the -0.35% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

12

American Funds Asset Allocation HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,948	American Funds Insurance Series – Asset
	Allocation Fund Class 1		$67,550

	Total investment companies
	(cost $55,157)		$67,550

	Total investments
	(cost $55,157) ▲	100.0%	$67,550
	Other assets and liabilities	–%	(11)
	Total net assets	100.0%	$67,539

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $56,915 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,635
Unrealized Depreciation	—
Net Unrealized Appreciation	$10,635

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$67,550
Total	$67,550

American Funds Blue Chip Income and Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,482	American Funds Insurance Series – Blue
	Chip Income and Growth Fund Class 1		$33,320

	Total investment companies
	(cost $25,016)		$33,320

	Total investments
	(cost $25,016) ▲	100.0%	$33,320
	Other assets and liabilities	–%	(7)
	Total net assets	100.0%	$33,313

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $26,033 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,287
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,287

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$33,320
Total	$33,320

The accompanying notes are an integral part of these financial statements.

13

American Funds Bond HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
19,453	American Funds Insurance Series - Bond
	Fund Class 1		$212,033

	Total investment companies
	(cost $197,208)		$212,033

	Total investments
	(cost $197,208) ▲	100.0%	$212,033
	Other assets and liabilities	–%	(33)
	Total net assets	100.0%	$212,000

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $198,134 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,899
Unrealized Depreciation	—
Net Unrealized Appreciation	$13,899

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$212,033
Total	$212,033

American Funds Global Bond HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,485	American Funds Insurance Series – Global
	Bond Fund Class 1		$42,591

	Total investment companies
	(cost $38,590)		$42,591

	Total investments
	(cost $38,590) ▲	100.0%	$42,591
	Other assets and liabilities	–%	(10)
	Total net assets	100.0%	$42,581

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $38,950 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,641
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,641

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$42,591
Total	$42,591

The accompanying notes are an integral part of these financial statements.

14

American Funds Global Growth and Income HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
8,800	American Funds Insurance Series - Global
	Growth and Income Fund Class 1		$89,935

	Total investment companies
	(cost $67,372)		$89,935

	Total investments
	(cost $67,372) ▲	100.0%	$89,935
	Other assets and liabilities	–%	(15)
	Total net assets	100.0%	$89,920

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $69,223 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,712
Unrealized Depreciation	—
Net Unrealized Appreciation	$20,712

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$89,935
Total	$89,935

American Funds Global Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
1,543	American Funds Insurance Series - Global
	Growth Fund Class 1		$34,968

	Total investment companies
	(cost $26,062)		$34,968

	Total investments
	(cost $26,062) ▲	100.0%	$34,968
	Other assets and liabilities	–%	(9)
	Total net assets	100.0%	$34,959

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $27,619 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,349
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,349

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$34,968
Total	$34,968

The accompanying notes are an integral part of these financial statements.

15

American Funds Global Small Capitalization HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
3,223	American Funds Insurance Series - Global
	Small Capitalization Fund Class 1		$69,383

	Total investment companies
	(cost $46,728)		$69,383

	Total investments
	(cost $46,728) ▲	100.0%	$69,383
	Other assets and liabilities	–%	(14)
	Total net assets	100.0%	$69,369

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $49,141 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,242
Unrealized Depreciation	—
Net Unrealized Appreciation	$20,242

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$69,383
Total	$69,383

American Funds Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
6,129	American Funds Insurance Series - Growth
	Fund Class 1		$355,079

	Total investment companies
	(cost $240,720)		$355,079

	Total investments
	(cost $240,720) ▲	100.0%	$355,079
	Other assets and liabilities	–%	(50)
	Total net assets	100.0%	$355,029

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $249,602 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$105,477
Unrealized Depreciation	—
Net Unrealized Appreciation	$105,477

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$355,079
Total	$355,079

The accompanying notes are an integral part of these financial statements.

16

American Funds Growth-Income HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
5,173	American Funds Insurance Series -
	Growth-Income Fund Class 1		$185,926

	Total investment companies
	(cost $142,086)		$185,926

	Total investments
	(cost $142,086) ▲	100.0%	$185,926
	Other assets and liabilities	–%	(28)
	Total net assets	100.0%	$185,898

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $145,479 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,447
Unrealized Depreciation	—
Net Unrealized Appreciation	$40,447

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$185,926
Total	$185,926

American Funds International HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
12,813	American Funds Insurance Series -
	International Fund Class 1		$241,016

	Total investment companies
	(cost $185,131)		$241,016

	Total investments
	(cost $185,131) ▲	100.0%	$241,016
	Other assets and liabilities	–%	(40)
	Total net assets	100.0%	$240,976

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $190,269 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$50,747
Unrealized Depreciation	—
Net Unrealized Appreciation	$50,747

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$241,016
Total	$241,016

The accompanying notes are an integral part of these financial statements.

17

American Funds New World HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares			Market Value ╪
INVESTMENT COMPANIES - 100.0%
2,872	American Funds Insurance Series - New
	World Fund Class 1		$67,256

	Total investment companies
	(cost $48,753)		$67,256

	Total investments
	(cost $48,753) ▲	100.0%	$67,256
	Other assets and liabilities	–%	(13)
	Total net assets	100.0%	$67,243

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $50,831 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,425
Unrealized Depreciation	—
Net Unrealized Appreciation	$16,425

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At June 30, 2011, the investment valuation hierarchy levels were:
Assets:
Investment in Securities - Level 1	$67,256
Total	$67,256

The accompanying notes are an integral part of these financial statements.

18

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19

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value @	$67,550	$33,320	$212,033
Receivables:
Investment securities sold	47	15	9
Fund shares sold	—	—	68
Other assets	4	3	9
Total assets	67,601	33,338	212,119
Liabilities:
Payables:
Investment securities purchased	—	—	—
Fund shares redeemed	47	15	77
Investment management fees	7	4	17
Distribution fees	3	1	9
Accrued expenses	5	5	16
Total liabilities	62	25	119
Net assets	$67,539	$33,313	$212,000
Summary of Net Assets:
Capital stock and paid-in-capital	$55,839	$25,956	$191,849
Accumulated undistributed net investment income	960	23	6,066
Accumulated net realized gain (loss) on investments	(1,653)	(970)	(740)
Unrealized appreciation of investments	12,393	8,304	14,825
Net assets	$67,539	$33,313	$212,000
Shares authorized	200,000	200,000	200,000
Par value	$0.001	$0.001	$0.001
Class IB: Net asset value per share	$10.25	$9.50	$10.45
Shares outstanding	6,588	3,506	20,280
Net assets	$67,539	$33,313	$212,000
@ Cost of securities	$55,157	$25,016	$197,208

The accompanying notes are an integral part of these financial statements.

20

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$42,591	$89,935	$34,968	$69,383	$355,079	$185,926	$241,016	$67,256
54	—	347	153	—	—	85	—
—	102	1	2	213	202	13	90
3	8	4	6	28	14	23	9
42,648	90,045	35,320	69,544	355,320	186,142	241,137	67,355

—	83	—	—	135	111	—	16
54	19	348	155	77	91	98	73
5	11	6	9	42	21	32	12
2	4	1	3	14	7	10	3
6	8	6	8	23	14	21	8
67	125	361	175	291	244	161	112
$42,581	$89,920	$34,959	$69,369	$355,029	$185,898	$240,976	$67,243

$37,144	$68,449	$26,931	$44,270	$248,636	$145,905	$186,555	$48,781
1,059	2,222	383	1,539	207	102	3,876	982
377	(3,314)	(1,261)	905	(8,173)	(3,949)	(5,340)	(1,023)
4,001	22,563	8,906	22,655	114,359	43,840	55,885	18,503
$42,581	$89,920	$34,959	$69,369	$355,029	$185,898	$240,976	$67,243
200,000	200,000	200,000	200,000	200,000	200,000	200,000	200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$11.31	$9.33	$10.22	$9.96	$9.92	$9.39	$9.34	$10.33
3,765	9,642	3,421	6,965	35,775	19,790	25,790	6,509
$42,581	$89,920	$34,959	$69,369	$355,029	$185,898	$240,976	$67,243
$38,590	$67,372	$26,062	$46,728	$240,720	$142,086	$185,131	$48,753

The accompanying notes are an integral part of these financial statements.

21

Hartford Series Fund, Inc.
Statements of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

		American Funds
		Blue Chip
	American Funds	Income and	American Funds
	Asset Allocation	Growth	Bond
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends from underlying funds	$269	$107	$1,047
Total investment income	269	107	1,047

Expenses:
Investment management fees	208	126	523
Distribution fees - Class IB	80	42	261
Custodian fees	—	—	—
Accounting services fees	3	1	10
Board of Directors' fees	1	1	2
Audit fees	3	3	4
Other expenses	4	3	14
Total expenses (before waivers)	299	176	814
Expense waivers	(128)	(84)	(261)
Total waivers	(128)	(84)	(261)
Total expenses, net	171	92	553
Net investment income	98	15	494

Net Realized Gain on Investments:
Capital gain distribution received from underlying funds	—	—	—
Net realized gain on investments in underlying funds	101	92	162
Net Realized Gain on Investments	101	92	162

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation (depreciation) of investments	3,046	1,070	4,359
Net Gain (Loss) on Investments	3,147	1,162	4,521
Net Increase in Net Assets Resulting from Operations	$3,245	$1,177	$5,015

The accompanying notes are an integral part of these financial statements.

22

	American Funds		American Funds
American Funds	Global Growth	American Funds	Global Small	American Funds	American Funds	American Funds	American Funds
Global Bond	and Income	Global Growth	Capitalization	Growth	Growth-Income	International	New World
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$203	$543	$118	$869	$1,136	$591	$727	$372
203	543	118	869	1,136	591	727	372

145	363	176	288	1,335	649	1,025	378
48	114	44	90	445	232	302	86
—	—	—	—	—	—	—	—
2	5	2	4	18	9	12	4
1	1	1	1	4	2	3	1
3	3	3	3	4	4	4	3
4	6	4	7	23	12	21	6
203	492	230	393	1,829	908	1,367	478
(97)	(250)	(132)	(198)	(890)	(417)	(724)	(292)
(97)	(250)	(132)	(198)	(890)	(417)	(724)	(292)
106	242	98	195	939	491	643	186
97	301	20	674	197	100	84	186

214	—	—	—	—	—	—	—
207	11	317	2,958	1,654	252	140	1,264
421	11	317	2,958	1,654	252	140	1,264

1,073	2,365	1,355	(3,351)	18,550	7,584	10,084	(866)
1,494	2,376	1,672	(393)	20,204	7,836	10,224	398
$1,591	$2,677	$1,692	$281	$20,401	$7,936	$10,308	$584

The accompanying notes are an integral part of these financial statements.

23

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	American Funds		American Funds
	Asset Allocation		Blue Chip Income and Growth
	HLS Fund		HLS Fund
	For the		For the
	Six-Month	For the	Six-Month	For the
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(Unaudited)	2010	(Unaudited)	2010
Operations:
Net investment income	$98	$863	$15	$438
Net realized gain (loss) on investments	101	(546)	92	(323)
Net unrealized appreciation of investments	3,046	5,634	1,070	3,422
Net increase in net assets resulting from operations	3,245	5,951	1,177	3,537
Distributions to Shareholders:
From net investment income
Class IB	—	(881)	—	(871)
From net realized gain on investments
Class IB	—	—	—	—
Total distributions	—	(881)	—	(871)
Capital Share Transactions:
Class IB
Sold	9,111	11,541	2,326	6,415
Issued on reinvestment of distributions	—	881	—	871
Redeemed	(3,143)	(7,734)	(4,220)	(4,952)
Net increase (decrease) from capital share transactions	5,968	4,688	(1,894)	2,334
Net increase (decrease) in net assets	9,213	9,758	(717)	5,000
Net Assets:
Beginning of period	58,326	48,568	34,030	29,030
End of period	$67,539	$58,326	$33,313	$34,030
Accumulated undistributed (distribution in excess of) net investment income	$960	$862	$23	$8
Shares:
Class IB
Sold	911	1,262	245	747
Issued on reinvestment of distributions	—	105	—	104
Redeemed	(311)	(866)	(446)	(585)
Total share activity	600	501	(201)	266
The accompanying notes are an integral part of these financial statements.

24

American Funds		American Funds		American Funds		American Funds
Bond		Global Bond		Global Growth and Income		Global Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the		For the		For the		For the
Six-Month	For the	Six-Month	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2011	December 31,	June 30, 2011	December 31,	June 30, 2011	December 31,	June 30, 2011	December 31,
(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

$494	$5,573	$97	$964	$301	$1,927	$20	$364
162	(327)	421	393	11	(2,373)	317	(429)
4,359	6,464	1,073	408	2,365	9,401	1,355	3,570
5,015	11,710	1,591	1,765	2,677	8,955	1,692	3,505

—	(4,625)	—	(405)	—	(1,600)	—	(286)

—	—	—	(31)	—	—	—	—
—	(4,625)	—	(436)	—	(1,600)	—	(286)

18,513	50,638	5,671	8,267	3,017	8,826	3,230	5,363
—	4,625	—	436	—	1,600	—	286
(17,888)	(37,538)	(3,335)	(9,911)	(7,028)	(15,289)	(4,208)	(5,080)
625	17,725	2,336	(1,208)	(4,011)	(4,863)	(978)	569
5,640	24,810	3,927	121	(1,334)	2,492	714	3,788

206,360	181,550	38,654	38,533	91,254	88,762	34,245	30,457
$212,000	$206,360	$42,581	$38,654	$89,920	$91,254	$34,959	$34,245
$6,066	$5,572	$1,059	$962	$2,222	$1,921	$383	$363

1,805	4,984	506	774	325	1,056	322	614
—	449	—	41	—	209	—	35
(1,738)	(3,670)	(302)	(934)	(760)	(1,885)	(417)	(583)
67	1,763	204	(119)	(435)	(620)	(95)	66

The accompanying notes are an integral part of these financial statements

25

Hartford Series Fund, Inc.
Statements of Changes in Net Assets – (continued)

(000’s Omitted)

	American Funds		American Funds
	Global Small Capitalization		Growth
	HLS Fund		HLS Fund
	For the		For the
	Six-Month	For the	Six-Month	For the
	Period Ended	Year Ended	Period Ended	Year Ended
	June 30, 2011	December 31,	June 30, 2011	December 31,
	(Unaudited)	2010	(Unaudited)	2010
Operations:
Net investment income	$674	$866	$197	$1,351
Net realized gain (loss) on investments	2,958	17	1,654	(6,158)
Net unrealized appreciation (depreciation) of investments	(3,351)	12,561	18,550	60,757
Net increase in net assets resulting from operations	281	13,444	20,401	55,950
Distributions to Shareholders:
From net investment income
Class IB	—	(10)	—	(1,529)
From net realized gain on investments
Class IB	—	—	—	—
Total distributions	—	(10)	—	(1,529)
Capital Share Transactions:
Class IB
Sold	4,068	15,106	12,013	40,109
Issued on reinvestment of distributions	—	10	—	1,529
Redeemed	(9,979)	(15,070)	(33,547)	(36,556)
Net increase (decrease) from capital share transactions	(5,911)	46	(21,534)	5,082
Net increase (decrease) in net assets	(5,630)	13,480	(1,133)	59,503
Net Assets:
Beginning of period	74,999	61,519	356,162	296,659
End of period	$69,369	$74,999	$355,029	$356,162
Accumulated undistributed (distribution in excess of) net investment income	$1,539	$865	$207	$10
Shares:
Class IB
Sold	407	1,752	1,231	4,951
Issued on reinvestment of distributions	—	1	—	169
Redeemed	(1,001)	(1,761)	(3,439)	(4,417)
Total share activity	(594)	(8)	(2,208)	703

The accompanying notes are an integral part of these financial statements

26

American Funds		American Funds		American Funds
Growth-Income		International		New World
HLS Fund		HLS Fund		HLS Fund
For the		For the		For the
Six-Month	For the	Six-Month	For the	Six-Month	For the
Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
June 30, 2011	December 31,	June 30, 2011	December 31,	June 30, 2011	December 31,
(Unaudited)	2010	(Unaudited)	2010	(Unaudited)	2010

$100	$2,033	$84	$3,795	$186	$798
252	(3,498)	140	(1,534)	1,264	(531)
7,584	20,125	10,084	14,307	(866)	9,905
7,936	18,660	10,308	16,568	584	10,172

—	(2,183)	—	(2,100)	—	(584)

—	—	—	(715)	—	—
—	(2,183)	—	(2,815)	—	(584)

7,066	20,249	13,329	45,834	6,024	15,738
—	2,183	—	2,815	—	584
(14,940)	(21,763)	(18,363)	(23,958)	(11,622)	(12,231)
(7,874)	669	(5,034)	24,691	(5,598)	4,091
62	17,146	5,274	38,444	(5,014)	13,679

185,836	168,690	235,702	197,258	72,257	58,578
$185,898	$185,836	$240,976	$235,702	$67,243	$72,257
$102	$2	$3,876	$3,792	$982	$796

762	2,472	1,471	5,579	588	1,707
—	248	—	366	—	67
(1,614)	(2,648)	(1,982)	(2,863)	(1,137)	(1,374)
(852)	72	(511)	3,082	(549)	400

The accompanying notes are an integral part of these financial statements

27

Hartford Series Fund, Inc.
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty portfolios, eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). These eleven portfolios of the Company are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

Each Fund operates in the manner of a fund of funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ shareholder report, which accompanies this report.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

28

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds in the preparation of their financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation – Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on Valuation Date. Valuation of securities held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ shareholder report, accompanying this report.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical securities.
•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Funds held no Level 3 securities, therefore no reconciliations of Level 3 securities are presented.

For additional information, refer to the investment valuation hierarchy level summary which follows the Schedule of Investments for each Fund.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

29

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund’s are exposed to the risks of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to each Underlying Fund. The market values of Underlying Funds may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

4.	Federal Income Taxes:

a)
Federal Income Taxes– For federal income tax purposes, the Funds intend to continue to qualify as Regulated Investment Companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RIC. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements.  Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) –Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

30

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2010			December 31, 2009
		Long-	Tax		Long-	Tax
		Term	return		Term	return
	Ordinary	Capital	of	Ordinary	Capital	of
	Income	Gains(a)	capital	Income	Gains(a)	capital
American Funds Asset Allocation HLS Fund	$881	$—	$—	$708	$172	$—
American Funds Blue Chip Income and Growth HLS Fund	871	—	—	304	134	—
American Funds Bond HLS Fund	4,625	—	—	3,303	8	—
American Funds Global Bond HLS Fund	405	31	—	966	—	—
American Funds Global Growth and Income HLS Fund	1,600	—	—	1,283	23	—
American Funds Global Growth HLS Fund	286	—	—	408	349	—
American Funds Global Small Capitalization HLS Fund	10	—	—	27	355	—
American Funds Growth HLS Fund	1,529	—	—	1,044	2,508	—
American Funds Growth-Income HLS Fund	2,183	—	—	2,102	849	—
American Funds International HLS Fund	2,100	715	—	2,217	1,535	—
American Funds New World HLS Fund	584	—	—	495	336	—

(a)	The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2010, the components of distributable earnings (deficit) on a tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses	(Depreciation)@	(Deficit)
American Funds Asset Allocation HLS Fund	$862	$4	$–	$7,589	$8,455
American Funds Blue Chip Income and Growth HLS Fund	8	–	(45)	6,217	6,180
American Funds Bond HLS Fund	5,572	24	–	9,540	15,136
American Funds Global Bond HLS Fund	962	315	–	2,569	3,846
American Funds Global Growth and Income HLS Fund	1,921	–	(1,474)	18,347	18,794
American Funds Global Growth HLS Fund	363	–	(20)	5,993	6,336
American Funds Global Small Capitalization HLS Fund	865	360	–	23,593	24,818
American Funds Growth HLS Fund	10	–	(945)	86,927	85,992
American Funds Growth-Income HLS Fund	2	–	(808)	32,863	32,057
American Funds International HLS Fund	3,792	–	(342)	40,663	44,113
American Funds New World HLS Fund	796	–	(209)	17,291	17,878

@ The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

d)
Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributable income may be shown in the accompanying Statement of

31

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets and Liabilities as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Funds recorded no reclassifications.

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), certain of the Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2011	2012	2013	2014	2015	2016	2017	2018	Total
American Funds Blue Chip Income and Growth HLS Fund	$—	$—	$—	$—	$—	$—	$—	$45	$45
American Funds Global Growth and Income HLS Fund	—	—	—	—	—	—	—	1,457	1,457
American Funds Global Growth HLS Fund	—	—	—	—	—	—	—	20	20
American Funds Growth HLS Fund	—	—	—	—	—	—	—	848	848
American Funds Growth-Income HLS Fund	—	—	—	—	—	—	—	701	701
American Funds International HLS Fund	—	—	—	—	—	—	—	332	332
American Funds New World HLS Fund	—	—	—	—	—	—	—	209	209

As of December 31, 2010, the following Funds elected to defer the following post-October losses:

	Ordinary	Long-Term
	Income	Capital Gain
American Funds Global Growth and Income HLS Fund	$—	$17
American Funds Growth HLS Fund	—	97
American Funds Growth-Income HLS Fund	—	107
American Funds International HLS Fund	—	10

f)
Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Funds do not have an examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules have no effect on the Funds’ financial positions or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

32

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the six-month period ended June 30, 2011. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*
HL Advisors has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HL Advisors, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Funds, HLIC provides accounting services to the Funds and receives monthly compensation of 0.01% of each Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)
Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $1. These fees are accrued daily and paid monthly.

d)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

33

Hartford Series Fund, Inc.
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

6.	Investment Transactions:

For the six-month period ended June 30, 2011, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.
	Government	Government
	Obligations	Obligations
American Funds Asset Allocation HLS Fund	$7,967	$1,904
American Funds Blue Chip Income and Growth HLS Fund	1,491	3,373
American Funds Bond HLS Fund	14,819	13,707
American Funds Global Bond HLS Fund	5,184	2,539
American Funds Global Growth and Income HLS Fund	1,751	5,466
American Funds Global Growth HLS Fund	2,371	3,331
American Funds Global Small Capitalization HLS Fund	2,793	8,033
American Funds Growth HLS Fund	4,698	26,047
American Funds Growth-Income HLS Fund	3,638	11,421
American Funds International HLS Fund	8,981	13,934
American Funds New World HLS Fund	3,436	8,852

7.	Line of Credit:

The Funds, along with several other Hartford funds, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Funds did not have any borrowings under this facility.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

Hartford Series Fund, Inc.
Financial Highlights

	─ Selected Per-Share Data(A) ─							─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Asset Allocation HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	$9.74	$–	$0.51	$0.51	$–	$–	$–	$0.51	$10.25	5.26	%(D)	$67,539	0.93	%(E)	0.53	%(E)	0.31	%(E)	3%
For the Year Ended December 31, 2010
IB	8.85	0.14	0.91	1.05	(0.16)	–	(0.16)	0.89	9.74	12.13		58,326	0.95		0.55		1.73		11
For the Year Ended December 31, 2009(F)
IB	7.31	0.18	1.53	1.71	(0.14)	(0.03)	(0.17)	1.54	8.85	23.59		48,568	0.95		0.55		2.33		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.19	(2.88)	(2.69)	–	–	–	(2.69)	7.31	( 26.88	) (D)	26,312	0.99	(E)	0.59	(E)	8.02	(E)	–
American Funds Blue Chip Income and Growth HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	9.18	–	0.32	0.32	–	–	–	0.32	9.50	3.52	(D)	33,313	1.05	(E)	0.55	(E)	0.09	(E)	4
For the Year Ended December 31, 2010
IB	8.44	0.12	0.86	0.98	(0.24)	–	(0.24)	0.74	9.18	11.98		34,030	1.07		0.57		1.48		11
For the Year Ended December 31, 2009(F)
IB	6.74	0.15	1.68	1.83	(0.09)	(0.04)	(0.13)	1.70	8.44	27.46		29,030	1.07		0.57		2.06		6
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.14	(3.40)	(3.26)	–	–	–	(3.26)	6.74	( 32.64	) (D)	13,182	1.17	(E)	0.67	(E)	6.79	(E)	3
American Funds Bond HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	10.21	0.02	0.22	0.24	–	–	–	0.24	10.45	2.39	(D)	212,000	0.78	(E)	0.53	(E)	0.47	(E)	7
For the Year Ended December 31, 2010
IB	9.84	0.26	0.35	0.61	(0.24)	–	(0.24)	0.37	10.21	6.15		206,360	0.80		0.55		2.75		13
For the Year Ended December 31, 2009(F)
IB	8.98	0.35	0.74	1.09	(0.23)	–	(0.23)	0.86	9.84	12.23		181,550	0.78		0.53		3.75		2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.44	(1.46)	(1.02)	–	–	–	(1.02)	8.98	( 10.21	) (D)	67,597	0.80	(E)	0.55	(E)	16.32	(E)	5
American Funds Global Bond HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	10.86	0.01	0.44	0.45	–	–	–	0.45	11.31	4.18	(D)	42,581	1.05	(E)	0.55	(E)	0.50	(E)	6
For the Year Ended December 31, 2010
IB	10.47	0.27	0.24	0.51	(0.11)	(0.01)	(0.12)	0.39	10.86	4.85		38,654	1.07		0.57		2.49		17
For the Year Ended December 31, 2009(F)
IB	9.85	0.13	0.79	0.92	(0.30)	–	(0.30)	0.62	10.47	9.43		38,533	1.06		0.56		1.29		5
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.42	(0.57)	(0.15)	–	–	–	(0.15)	9.85	( 1.51	) (D)	22,386	1.10	(E)	0.60	(E)	13.11	(E)	42
American Funds Global Growth and Income HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	9.06	0.04	0.23	0.27	–	–	–	0.27	9.33	2.98	(D)	89,920	1.08	(E)	0.53	(E)	0.66	(E)	2
For the Year Ended December 31, 2010
IB	8.30	0.20	0.72	0.92	(0.16)	–	(0.16)	0.76	9.06	11.41		91,254	1.10		0.55		2.25		8
For the Year Ended December 31, 2009(F)
IB	6.06	0.16	2.21	2.37	(0.13)	–	(0.13)	2.24	8.30	39.37		88,762	1.09		0.54		2.39		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.17	(4.11)	(3.94)	–	–	–	(3.94)	6.06	( 39.43	) (D)	44,065	1.11	(E)	0.56	(E)	8.24	(E)	–

35

Hartford Series Fund, Inc.
Financial Highlights – (continued)

	─ Selected Per-Share Data(A) ─							─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	$9.74	$0.01	$0.47	$0.48	$–	$–	$–	$0.48	$10.22	4.94	%(D)	$34,959	1.30	%(E)	0.55	%(E)	0.12	%(E)	7%
For the Year Ended December 31, 2010
IB	8.83	0.10	0.89	0.99	(0.08)	–	(0.08)	0.91	9.74	11.41		34,245	1.32		0.57		1.17		11
For the Year Ended December 31, 2009(F)
IB	6.40	0.09	2.57	2.66	(0.12)	(0.11)	(0.23)	2.43	8.83	41.78		30,457	1.32		0.57		1.24		12
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.15	(3.75)	(3.60)	–	–	–	(3.60)	6.40	( 35.95	) (D)	15,490	1.37	(E)	0.62	(E)	5.68	(E)	–
American Funds Global Small Capitalization HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	9.92	0.11	(0.07)	0.04	–	–	–	0.04	9.96	0.39	(D)	69,369	1.09	(E)	0.54	(E)	1.87	(E)	4
For the Year Ended December 31, 2010
IB	8.13	0.11	1.68	1.79	–	–	–	1.79	9.92	22.06		74,999	1.12		0.57		1.35		16
For the Year Ended December 31, 2009(F)
IB	5.10	–	3.08	3.08	–	(0.05)	(0.05)	3.03	8.13	60.77		61,519	1.10		0.55		0.02		10
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	(0.01)	(4.89)	(4.90)	–	–	–	(4.90)	5.10	( 49.04	) (D)	19,807	1.16	(E)	0.61	(E)	( 0.62	) (E)	–
American Funds Growth HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	9.38	0.01	0.53	0.54	–	–	–	0.54	9.92	5.83	(D)	355,029	1.03	(E)	0.53	(E)	0.11	(E)	1
For the Year Ended December 31, 2010
IB	7.96	0.04	1.42	1.46	(0.04)	–	(0.04)	1.42	9.38	18.36		356,162	1.05		0.55		0.43		7
For the Year Ended December 31, 2009(F)
IB	5.81	0.03	2.22	2.25	(0.03)	(0.07)	(0.10)	2.15	7.96	39.02		296,659	1.03		0.53		0.47		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.07	(4.18)	(4.11)	(0.08)	–	(0.08)	(4.19)	5.81	( 41.18	) (D)	122,888	1.03	(E)	0.53	(E)	3.39	(E)	–
American Funds Growth-Income HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	9.00	0.01	0.38	0.39	–	–	–	0.39	9.39	4.34	(D)	185,898	0.98	(E)	0.53	(E)	0.11	(E)	2
For the Year Ended December 31, 2010
IB	8.20	0.10	0.81	0.91	(0.11)	–	(0.11)	0.80	9.00	11.11		185,836	0.99		0.54		1.19		8
For the Year Ended December 31, 2009(F)
IB	6.39	0.11	1.86	1.97	(0.11)	(0.05)	(0.16)	1.81	8.20	30.85		168,690	0.98		0.53		1.56		1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.13	(3.63)	(3.50)	(0.11)	–	(0.11)	(3.61)	6.39	( 34.98	) (D)	74,039	0.99	(E)	0.54	(E)	5.87	(E)	–
American Funds International HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	8.96	0.01	0.37	0.38	–	–	–	0.38	9.34	4.26	(D)	240,976	1.13	(E)	0.53	(E)	0.07	(E)	4
For the Year Ended December 31, 2010
IB	8.50	0.13	0.44	0.57	(0.08)	(0.03)	(0.11)	0.46	8.96	6.92		235,702	1.16		0.56		1.78		7
For the Year Ended December 31, 2009(F)
IB	6.09	0.11	2.48	2.59	(0.11)	(0.07)	(0.18)	2.41	8.50	42.75		197,258	1.13		0.53		1.53		7
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.16	(4.07)	(3.91)	–	–	–	(3.91)	6.09	( 39.10	) (D)	78,825	1.14	(E)	0.54	(E)	8.05	(E)	–

36

	─ Selected Per-Share Data(A) ─							─ Ratios and Supplemental Data ─
			Net
			Realized
			and Un-			Distrib-		Net					Ratio of		Ratio of
		Net	realized		Dividends	utions		Increase					Expenses to		Expenses to		Ratio of Net
	Net Asset	Invest-	Gain		from Net	from		(Decrease)	Net Asset				Average		Average		Investment
	Value at	ment	(Loss) on	Total from	Invest-	Realized	Total	in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	Invest-	Investment	ment	Capital	Distri-	Asset	End of	Total		at End of	Before		After		Average Net		Turnover
Class	of Period	(Loss)	ments	Operations	Income	Gains	butions	Value	Period	Return(B)		Period	Waivers(C)		Waivers(C)		Assets		Rate
American Funds New World HLS Fund
For the Six-Month Period Ended June 30, 2011 (Unaudited)
IB	$10.24	$0.04	$0.05	$0.09	$–	$–	$–	$0.09	$10.33	0.91	%(D)	$67,243	1.39	%(E)	0.54	%(E)	0.54	%(E)	5%
For the Year Ended December 31, 2010
IB	8.80	0.11	1.42	1.53	(0.09)	–	(0.09)	1.44	10.24	17.54		72,257	1.42		0.57		1.30		12
For the Year Ended December 31, 2009(F)
IB	6.00	0.10	2.84	2.94	(0.08)	(0.06)	(0.14)	2.80	8.80	49.14		58,578	1.40		0.55		1.44		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB	10.00	0.11	(4.11)	(4.00)	–	–	–	(4.00)	6.00	( 39.97	) (D)	23,933	1.44	(E)	0.59	(E)	5.06	(E)	1

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Expense ratios do not include expenses of the underlying funds.
(D)	Not annualized.
(E)	Annualized.
(F)	Per share amounts have been calculated using average shares method..

37

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

38

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of Hartford Administrative Services Company (“HASCO”) since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

39

Hartford Series Fund, Inc.
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

 Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40

Hartford Series Fund, Inc.
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning Account	Ending	December 31,	Annualized	current	in the
	Account Value	Account Value	through	Value December	Account Value	2010 through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$1,052.57	$2.70	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$1,035.24	$2.78	$1,000.00	$1,022.07	$2.76	0.55%	181	365
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,023.91	$2.66	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,041.78	$2.78	$1,000.00	$1,022.07	$2.76	0.55%	181	365
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$1,029.83	$2.67	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$1,049.41	$2.79	$1,000.00	$1,022.07	$2.76	0.55%	181	365
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$1,003.88	$2.68	$1,000.00	$1,022.12	$2.71	0.54%	181	365
American Funds Growth HLS Fund
Class IB	$1,000.00	$1,058.34	$2.70	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$1,043.39	$2.69	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds International HLS Fund
Class IB	$1,000.00	$1,042.64	$2.68	$1,000.00	$1,022.17	$2.66	0.53%	181	365
American Funds New World HLS Fund
Class IB	$1,000.00	$1,009.07	$2.69	$1,000.00	$1,022.12	$2.71	0.54%	181	365

41

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

AFHLSSAR-11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Capital Appreciation HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Capital Appreciation HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Capital Appreciation HLS Fund inception 04/02/1984
(sub-advised by Wellington Management Company, LLP) Investment objective – Seeks growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)
	6 Month†	1 Year	5 year	10 year
Capital Appreciation IA	2.25%	30.77%	4.40%	6.40%
Capital Appreciation IB	2.12%	30.45%	4.14%	6.14%
Russell 3000 Index	6.35%	32.37%	3.35%	3.44%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†  Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Saul J. Pannell, CFA	Kent M. Stahl, CFA	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President
Director of Investments and Risk Management
Paul E. Marrkand, CFA	Nicolas M. Choumenkovitch	Donald J. Kilbride
Senior Vice President	Senior Vice President	Senior Vice President
Stephen Mortimer	David W. Palmer, CFA	Jeffrey L. Kripke
Senior Vice President	Senior Vice President	Vice President
Francis J. Boggan, CFA*
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 2.25% for the six-month period ended June 30, 2011, underperforming its benchmarks, the Russell 3000 Index, which returned 6.35% and the S&P 500 Index, which returned 6.01% for the same period. The Fund underperformed the 4.93% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The six-month period ended June 30, 2011 was a volatile period. U.S. equities moved higher despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and concerns about heightened geopolitical risks were not enough to offset optimism about the global economy, a tidal wave of global liquidity, strong corporate earnings, and a continued accommodative U.S. Federal Reserve Board policy. However, equities fell during the last two months of the period as a slowdown in consumer spending and generally negative news on the U.S. economic front triggered a sharp rise in risk aversion.

Equity markets as measured by the Russell 3000 returned (+6%) during the period, with nine of ten sectors within the index posting positive returns. Health Care (+14%), Energy (+11%), and Utilities (+9%) rose the most. Financials was the only sector to post a negative absolute return (i.e. total return) during the period.

The Fund underperformed its benchmark due in part to weak stock selection in the Energy, Consumer Discretionary, and Materials sectors. Underweights (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Energy and Consumer Staples sectors also detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. Strong stock selection within the Consumer Staples and Health Care sectors aided relative returns, as did an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care. A modest allocation to cash during the period detracted from relative returns in an upward trending market.

The largest detractors from both absolute and relative returns were Ford (Consumer Discretionary), Sino-Forest (Materials), and Nokia (Information Technology). Shares of automobile and truck manufacturer Ford Motor came under pressure during the period due to results that fell short of expectations as replenishment of the U.S. inventory channel, which boosted prior results, came to an end, and Europe remained weak. China-based commercial forest plantation operator Sino-Forest saw its stock fall after a published report raised several questions with regard to their business practices and asset base. Shares of mobile device manufacturer Nokia fell as management reduced guidance for its Devices & Services segment due to increased competition and a product mix shift toward devices with lower average selling prices and gross margins.

UnitedHealth Group (Health Care), Green Mountain Coffee (Consumer Staples), and Microsoft (Information Technology) were among the top contributors to relative returns. Shares of health care benefits and services provider UnitedHealth rose as the company reported strong fourth quarter 2010 earnings, beating analysts’ estimates, driven in part by reduced use of services by its members. Investors also looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Green Mountain Coffee, a specialty coffee and brewing systems company, saw its shares soar after the company announced it had formed strategic relationships with Starbucks, Tazo tea, and Dunkin Donuts. An underweight position in poor performing Microsoft was additive to relative performance. Shares of the software development company were pressured in the first quarter of 2011 by concerns that tablets will cannibalize consumer PC and laptop demand. Pfizer (Health Care) was also a top contributor to absolute returns.

What is the outlook?

Looking forward, we are cautiously optimistic about the macroeconomic and valuation backdrop for stocks. As long as the European and U.S. debt crises do not intensify, we believe that continued macroeconomic improvement will overshadow debt

3

concerns. We generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying attractive stocks from a bottom-up (i.e. stock by stock fundamental research) perspective, using fundamental analysis.

At the end of the period the Fund was most overweight the Information Technology, Materials, and Industrials sectors and most underweight Consumer Staples, Utilities, and Telecommunication Services sectors relative to its benchmark. The Fund’s largest absolute sector weights were in the Information Technology, Financials, and Industrials sectors.

*Effective July 15, 2011, Francis J. Boggan will replace Jeffrey L. Kripke as a member of the portfolio management and securities analysis team of the Hartford Capital Appreciation HLS  Fund.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	4.8%
Banks (Financials)	4.9
Capital Goods (Industrials)	8.9
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	7.2
Energy (Energy)	11.9
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	3.6
Health Care Equipment & Services (Health Care)	3.6
Household & Personal Products (Consumer Staples)	0.4
Insurance (Financials)	2.9
Materials (Materials)	6.2
Media (Consumer Discretionary)	1.3
Other Investment Pools and Funds (Financials)	0.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	3.6
Semiconductors & Semiconductor Equipment (Information Technology)	4.7
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	6.6
Telecommunication Services (Services)	1.4
Transportation (Industrials)	3.8
Utilities (Utilities)	0.5
Total	97.6%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	2.1%
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of June 30, 2011
Percentage of
Country	Net Assets
Australia	0.2%
Belgium	0.8
Brazil	1.9
Canada	2.0
China	0.6
Denmark	0.2
Finland	0.7
France	1.7
Germany	0.6
Greece	0.0
Hong Kong	0.6
India	1.1
Ireland	0.4
Israel	1.7
Italy	0.4
Japan	3.6
Jersey	0.4
Luxembourg	0.1
Malaysia	0.0
Mexico	0.1
Netherlands	0.8
Norway	0.6
Russia	0.6
Singapore	0.3
South Africa	0.3
Spain	0.1
Sweden	0.1
Switzerland	2.6
Taiwan	1.8
United Kingdom	4.6
United States	69.0
Short-Term Investments	2.1
Other Assets and Liabilities	-
Total	100.0%

4

Hartford Capital Appreciation HLS Fund
Schedule of Investments June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3%
	Automobiles & Components - 4.8%
182	Daimler AG	$13,699
742	Dana Holding Corp. ●	13,570
19,067	Ford Motor Co. ●	262,929
299	General Motors Co. ●	9,084
265	Gentex Corp.	8,017
2,076	Goodyear Tire & Rubber Co. ●	34,813
686	Johnson Controls, Inc.	28,563
1,168	Modine Manufacturing Co. ●	17,950
708	Stoneridge, Inc. ●	10,432
1,192	TRW Automotive Holdings Corp. ●	70,363
165	Yamaha Motor Co., Ltd.	3,028
		472,448
	Banks - 4.9%
2,574	Banco Santander Brasil S.A.	30,145
999	Barclays Bank plc	4,097
688	BB&T Corp.	18,459
610	DNB Nor ASA	8,501
188	Itau Unibanco Banco Multiplo S.A. ADR	4,439
1,352	MGIC Investment Corp. ●	8,043
19,372	Mitsubishi UFJ Financial Group, Inc.	94,408
224	PNC Financial Services Group, Inc.	13,359
2,492	Radian Group, Inc.	10,542
2,225	Standard Chartered plc	58,436
714	State Bank of India	38,497
6,727	Wells Fargo & Co.	188,770
		477,696
	Capital Goods - 8.9%
62	ABB Ltd. ADR	1,613
498	Assa Abloy Ab	13,379
58	Boeing Co.	4,273
103	Caterpillar, Inc.	10,931
8,981	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd.	17,195
75	Dover Corp.	5,064
41	Fanuc Corp.	6,906
3,245	Fiat Industrial S.p.A. ●	41,914
61	Flowserve Corp.	6,725
80	FLSmidth & Co. A/S	6,789
152	Fluor Corp.	9,809
190	Foster Wheeler AG ●	5,778
458	General Dynamics Corp.	34,102
8,309	General Electric Co.	156,713
117	Goodrich Corp.	11,207
1,122	Honeywell International, Inc.	66,838
58	Illinois Tool Works, Inc.	3,255
171	Ingersoll-Rand plc	7,774
10,641	Itochu Corp.	110,674
60	Joy Global, Inc.	5,743
169	JS Group Corp.	4,362
148	Kone Oyj Class B	9,322
120	L-3 Communications Holdings, Inc.	10,465
105	Lockheed Martin Corp.	8,521
652	Meritor, Inc. ●	10,463
93	Moog, Inc. Class A ●	4,067
748	Navistar International Corp. ●	42,233
434	Northrop Grumman Corp.	30,078
223	PACCAR, Inc.	11,418
89	Parker-Hannifin Corp.	8,025
189	Pentair, Inc.	7,645
120	Precision Castparts Corp.	19,750
174	Raytheon Co.	8,649
967	Safran S.A.	41,244
2,172	Sany Heavy Equipment International Holdings Co., Ltd.	2,484
85	Schneider Electric S.A.	14,181
1,397	Tata Motors Ltd.	31,189
120	United Rentals, Inc. ●	3,051
580	Vallourec	70,738
47	W.W. Grainger, Inc.	7,222
153	WESCO International, Inc. ●	8,292
		880,081
	Commercial & Professional Services - 0.2%
222	Edenred	6,778
469	Experian plc	5,969
95	Manpower, Inc.	5,092
		17,839
	Consumer Durables & Apparel - 1.3%
789	Anta Sports Products Ltd.	1,415
1,245	Brunswick Corp.	25,390
164	Burberry Group plc	3,816
48	CIE Financiere Richemont S.A.	3,150
184	Coach, Inc.	11,776
1,161	Furniture Brands International, Inc. ●	4,807
274	Hanesbrands, Inc. ●	7,823
64	Lululemon Athletica, Inc. ●	7,138
24	LVMH Moet Hennessy Louis Vuitton S.A.	4,242
716	Mattel, Inc.	19,677
261	Pandora A/S	8,207
1,465	PDG Realty S.A.	8,249
150	Tempur-Pedic International, Inc. ●	10,153
95	Under Armour, Inc. Class A ●	7,306
1,629	Xtep International Holdings Ltd.	1,110
		124,259
	Consumer Services - 1.5%
127	Apollo Group, Inc. Class A ●	5,558
292	Carnival Corp.	10,988
120	Coinstar, Inc. ●	6,558
388	Compass Group plc	3,745
100	Ctrip.com International Ltd. ADR ●	4,287
159	DeVry, Inc.	9,377
1,621	Educomp Solutions Ltd.	14,248
198	ITT Educational Services, Inc. ●	15,470
347	Marriott International, Inc. Class A	12,318
709	MGM Resorts International ●	9,361
35	New Oriental Education & Technology Group, Inc. ADR ●	3,900
232	Starbucks Corp.	9,150
55	Strayer Education, Inc.	6,997
1,512	Thomas Cook Group plc	3,230
127	Weight Watchers International, Inc.	9,585
1,207	Wynn Macau Ltd.	3,954
293	Yum! Brands, Inc.	16,169
		144,895
	Diversified Financials - 7.2%
301	Ameriprise Financial, Inc.	17,388
4,687	Bank of America Corp.	51,372
149	BlackRock, Inc.	28,541
381	Cetip S.A. - Balcao Organizado	5,877
The accompanying notes are an integral part of these financial statements.

5

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Diversified Financials - 7.2% - (continued)
4	Cetip S.A. - Balcao Organizado - Receipt Shares ⌂●	$56
1,277	Citigroup, Inc.	53,192
296	Credit Suisse Group AG	11,548
892	Goldman Sachs Group, Inc.	118,749
54	Hong Kong Exchanges & Clearing Ltd.	1,130
4,612	ING Groep N.V. ●	56,830
6,396	JP Morgan Chase & Co.	261,864
298	Justice Holdings Ltd. ●	4,692
153	LPL Investment Holdings, Inc. ●	5,224
605	Nasdaq OMX Group, Inc. ●	15,312
1,320	Nomura Holdings, Inc.	6,512
119	Oaktree Capital ■●	6,020
225	PHH Corp. ●	4,609
75	Solar Cayman Ltd. ⌂●†	7
1,339	UBS AG	24,444
2,063	UBS AG ADR ●	37,676
		711,043
	Energy - 11.9%
622	Alpha Natural Resources, Inc. ●	28,264
541	Anadarko Petroleum Corp.	41,548
91	Apache Corp.	11,261
52	Baker Hughes, Inc.	3,763
903	BG Group plc	20,495
175	Bourbon S.A.	7,603
2,515	BP plc ADR	111,401
70	Cameron International Corp. ●	3,544
267	Canadian Natural Resources Ltd. ADR	11,194
3,638	Chesapeake Energy Corp.	107,998
141	Chevron Corp.	14,492
27	China Petroleum & Chemical Corp. ADR	2,717
1,150	Cobalt International Energy ●	15,668
1,221	Consol Energy, Inc.	59,188
68	Diamond Offshore Drilling, Inc.	4,779
1,388	ENSCO International plc	73,999
278	EOG Resources, Inc.	29,065
938	Exxon Mobil Corp.	76,310
279	Frontline Ltd.	4,071
281	Hornbeck Offshore Services, Inc. ●	7,715
1,238	Imperial Oil Ltd.	57,678
2	Inpex Corp.	15,895
1,847	Karoon Gas Australia Ltd. ●	10,412
134	Kior, Inc. ●	2,026
345	Lone Pine Resources, Inc. ●	3,662
554	Noble Corp.	21,837
4,117	OAO Gazprom Class S ADR	60,024
116	Occidental Petroleum Corp.	12,120
113	Overseas Shipholding Group, Inc.	3,042
342	Peabody Energy Corp.	20,130
6,644	PetroChina Co., Ltd.	9,759
3,453	Petroleo Brasileiro S.A. ADR	116,903
472	Petroleum Geo-Services ●	6,739
488	Pioneer Natural Resources Co.	43,683
262	Reliance Industries Ltd. GDR ■	10,530
159	Royal Dutch Shell plc ADR	11,298
500	Southwestern Energy Co. ●	21,431
283	Statoilhydro ASA ADR	7,204
910	Suncor Energy, Inc.	35,577
28	Technip S.A.	2,960
105	TGS Nopec Geophysical Co. ASA	2,942
445	Tsakos Energy Navigation Ltd.	4,446
609	Ultra Petroleum Corp. ●	27,913
104	Valero Energy Corp.	2,658
190	Vallares ●	3,071
226	Venoco, Inc. ●	2,883
215	Whiting Petroleum Corp. ●	12,261
111	Woodside Petroleum Ltd.	4,918
		1,169,077
	Food & Staples Retailing - 1.9%
3,686	CVS/Caremark Corp.	138,536
11,352	Olam International Ltd.	25,236
617	Sysco Corp.	19,238
82	Whole Foods Market, Inc.	5,190
		188,200
	Food, Beverage & Tobacco - 3.6%
657	Anheuser-Busch InBev N.V.	38,124
470	Archer Daniels Midland Co.	14,177
6,715	China Agri-Industries Holdings	7,135
254	Green Mountain Coffee Roasters, Inc. ●	22,634
672	Grupo Modelo S.A.B.	4,065
1,115	Imperial Tobacco Group plc	37,117
1	Japan Tobacco, Inc.	5,524
3,680	Kraft Foods, Inc.	129,636
669	Maple Leaf Foods, Inc.	8,253
384	Molson Coors Brewing Co.	17,184
652	PepsiCo, Inc.	45,900
167	Philip Morris International, Inc.	11,174
161	Sanderson Farms, Inc.	7,684
366	Tyson Foods, Inc. Class A	7,098
		355,705
	Health Care Equipment & Services - 3.6%
132	Aetna, Inc.	5,811
109	Amerisource Bergen Corp.	4,518
548	Cardinal Health, Inc.	24,877
6,532	CareView Communications, Inc. ●	11,299
228	CIGNA Corp.	11,708
1,049	Covidien plc	55,825
139	Edwards Lifesciences Corp. ●	12,132
220	Express Scripts, Inc. ●	11,871
105	Gen-Probe, Inc. ●	7,247
576	Hologic, Inc. ●	11,626
10	Intuitive Surgical, Inc. ●	3,836
46	Laboratory Corp. of America Holdings ●	4,450
1,146	Medtronic, Inc.	44,157
102	St. Jude Medical, Inc.	4,849
122	SXC Health Solutions Corp. ●	7,188
2,419	UnitedHealth Group, Inc.	124,749
76	Wellpoint, Inc.	5,971
		352,114
	Household & Personal Products - 0.4%
104	Beiersdorf AG	6,751
256	Colgate-Palmolive Co.	22,379
168	Reckitt Benckiser Group plc	9,255
		38,385
	Insurance - 2.9%
316	ACE Ltd.	20,774
1,986	Ageas	5,379
4,165	AIA Group Ltd. ●	14,499

 The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Insurance - 2.9% - (continued)
1,786	American International Group, Inc. ●	$52,351
419	AON Corp.	21,487
564	Assured Guaranty Ltd.	9,192
183	Everest Re Group Ltd.	14,938
633	Fidelity National Financial, Inc.	9,957
929	Genworth Financial, Inc. ●	9,545
1,395	Marsh & McLennan Cos., Inc.	43,498
185	Platinum Underwriters Holdings Ltd.	6,143
233	Principal Financial Group, Inc.	7,083
620	Prudential plc	7,155
218	Reinsurance Group of America, Inc.	13,253
97	StanCorp Financial Group, Inc.	4,101
324	Swiss Re Ltd. ●	18,185
825	Unum Group	21,011
37	Zurich Financial Services AG	9,323
		287,874
	Materials - 6.2%
51	Agnico Eagle Mines Ltd.	3,211
148	Allegheny Technologies, Inc.	9,374
663	AngloGold Ltd. ADR	27,906
455	Antofagasta	10,185
177	ArcelorMittal ADR	6,151
265	Barrick Gold Corp.	12,011
167	BASF SE	16,349
174	Bumi plc ●	3,244
329	Cemex S.A. de C.V. ADR ●	2,832
36	CF Industries Holdings, Inc.	5,106
38	Cliff's Natural Resources, Inc.	3,470
1,007	CRH plc	22,444
4,378	Dow Chemical Co.	157,596
33	First Quantum Minerals Ltd.	4,855
544	Fortescue Metals Group Ltd.	3,730
30	Freeport-McMoRan Copper & Gold, Inc.	1,576
5,491	Glencore International plc ●	43,268
99	HeidelbergCement AG	6,333
12,186	Huabao International Holdings Ltd.	11,087
224	JSR Corp.	4,344
1,570	Louisiana-Pacific Corp. ●	12,776
584	Methanex Corp. ADR	18,330
1,188	Mosaic Co.	80,492
49	Nitto Denko Corp.	2,488
806	Norbord, Inc. ●	10,116
212	Nucor Corp.	8,752
967	Owens-Illinois, Inc. ●	24,963
1,939	Petronas Chemicals Group Bhd. ●	4,561
253	Potash Corp. of Saskatchewan, Inc.	14,424
114	Rio Tinto plc	8,258
207	Rio Tinto plc ADR	14,938
1,856	Sino Forest Corp. Class A ●	6,159
685	Tata Steel Ltd.	9,383
105	Teck Cominco Ltd. Class B	5,306
1,844	TSRC Corp.	5,440
138	Umicore	7,544
95	Vulcan Materials Co.	3,667
24	Walter Energy, Inc.	2,729
361	Xstrata plc	7,941
110	Yamato Kogyo Co.	3,431
		606,770
	Media - 1.3%
352	CBS Corp. Class B	10,039
1,334	Comcast Corp. Class A	33,800
389	Comcast Corp. Special Class A	9,429
607	DirecTV Class A ●	30,857
30	Harvey Weinstein Co Holdings Class A-1 ⌂●†	–
1,476	News Corp. Class A	26,131
142	Omnicom Group, Inc.	6,857
163	Publicis Groupe	9,094
156	Walt Disney Co.	6,090
		132,297
	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
1,201	Agilent Technologies, Inc. ●	61,368
479	Almirall S.A.	5,127
1,085	Amgen, Inc. ●	63,296
117	Amylin Pharmaceuticals, Inc. ●	1,566
302	AstraZeneca plc	15,076
73	AstraZeneca plc ADR	3,670
139	Auxilium Pharmaceuticals, Inc. ●	2,717
1,309	Avanir Pharmaceuticals ●	4,399
142	Bruker Corp. ●	2,897
1,139	Celgene Corp. ●	68,698
2,291	Daiichi Sankyo Co., Ltd.	44,763
756	Elan Corp. plc ADR ●	8,594
319	Gilead Sciences, Inc. ●	13,213
426	Map Pharmaceuticals, Inc. ●	6,803
941	Merck & Co., Inc.	33,190
5,081	Novavax, Inc. ●	10,263
869	Pfizer, Inc.	17,911
234	Pharmaceutical Product Development, Inc.	6,292
827	Roche Holding AG	138,388
67	Salix Pharmaceuticals Ltd. ●	2,677
1,754	Shionogi & Co., Ltd.	28,719
3,303	Teva Pharmaceutical Industries Ltd. ADR	159,271
424	Thermo Fisher Scientific, Inc. ●	27,308
723	UCB S.A.	32,505
166	Waters Corp. ●	15,851
450	WuXi PharmaTech Cayman, Inc. ●	7,897
		782,459
	Real Estate - 0.3%
2,290	Hang Lung Properties Ltd.	9,416
161	HCP, Inc.	5,925
299	Plum Creek Timber Co., Inc.	12,123
		27,464
	Retailing - 3.6%
38	Advance Automotive Parts, Inc.	2,234
112	Amazon.com, Inc. ●	22,964
1,490	Belle International Holdings Ltd.	3,149
29,055	Buck Holdings L.P. ⌂●†	71,902
187	CarMax, Inc. ●	6,168
974	China ZhengTong Automotive Services Holdings Ltd. ●	1,118
95	Dick's Sporting Goods, Inc. ●	3,656
87	Expedia, Inc.	2,528
350	Express, Inc.	7,634
1,074	Golden Eagle Retail Group Ltd.	2,734
117	Guess?, Inc.	4,900
498	Kohl's Corp.	24,896
1,992	Lowe's Co., Inc.	46,427
31	Netflix, Inc. ●	8,091
230	Nordstrom, Inc.	10,810

The accompanying notes are an integral part of these financial statements.

7

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Retailing - 3.6% - (continued)
1,847	Ontime Department Store	$3,146
21	Priceline.com, Inc. ●	10,980
101	Ross Stores, Inc.	8,108
3,032	Sa Sa International Holdings Ltd.	1,944
186	Start Today Co., Ltd.	3,719
585	Target Corp.	27,428
1,538	TJX Cos., Inc.	80,815
		355,351
	Semiconductors & Semiconductor Equipment - 4.7%
1,039	Altera Corp.	48,154
486	Analog Devices, Inc.	19,035
684	ASML Holding N.V. ADR	25,288
1,879	Avago Technologies Ltd.	71,391
1,927	Broadcom Corp. Class A	64,810
148	Cavium, Inc. ●	6,434
507	Cree, Inc. ●	17,023
263	Cypress Semiconductor Corp.	5,562
170	Freescale Semiconductor Holdings Ltd. ●	3,123
460	Intersil Corp.	5,913
550	Maxim Integrated Products, Inc.	14,066
841	Micron Technology, Inc. ●	6,292
1,994	NVIDIA Corp. ●	31,777
187	NXP Semiconductors N.V. ●	5,009
427	Skyworks Solutions, Inc. ●	9,820
3,657	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	46,116
1,595	Texas Instruments, Inc.	52,374
769	Xilinx, Inc.	28,044
		460,231
	Software & Services - 7.9%
2,328	Activision Blizzard, Inc.	27,186
136	Adobe Systems, Inc. ●	4,281
898	Alibaba.com Ltd.	1,436
77	AsiaInfo-Linkage, Inc. ●	1,277
367	Automatic Data Processing, Inc.	19,316
23	Baidu, Inc. ADR ●	3,286
96	BMC Software, Inc. ●	5,249
406	Booz Allen Hamilton Holding Corp. ●	7,755
637	Cadence Design Systems, Inc. ●	6,731
93	Check Point Software Technologies Ltd. ADR ●	5,299
152	Citrix Systems, Inc. ●	12,169
136	Concur Technologies, Inc. ●	6,789
58	DeNa Co., Ltd.	2,505
3,361	eBay, Inc. ●	108,466
162	Fiserv, Inc. ●	10,152
159	Google, Inc. ●	80,687
189	IAC/Interactive Corp. ●	7,231
599	IBM Corp.	102,704
1,734	Kit Digital, Inc. ●	20,700
108	Longtop Financial Technologies Ltd. ⌂●†	1,024
2,015	Microsoft Corp.	52,386
26	MicroStrategy, Inc. ●	4,197
31	Netease.com, Inc. ●	1,393
5,185	Oracle Corp.	170,636
190	Paychex, Inc.	5,844
165	QLIK Technologies, Inc. ●	5,610
90	S.p.A. ADR	5,473
66	Salesforce.com, Inc. ●	9,803
126	SAP AG	7,628
26	Sohu.com, Inc. ●	1,882
137	Teradata Corp. ●	8,235
245	Tibco Software, Inc. ●	7,122
909	TiVo, Inc. ●	9,356
2,766	Western Union Co.	55,410
		779,218
	Technology Hardware & Equipment - 6.6%
129	Acme Packet, Inc. ●	9,061
218	ADTRAN, Inc.	8,443
1,782	Alcatel - Lucent ADR ●	10,281
236	Apple, Inc. ●	79,220
4,631	Cisco Systems, Inc.	72,287
326	Corning, Inc.	5,920
425	Dell, Inc. ●	7,087
3,415	EMC Corp. ●	94,091
397	Emulex Corp. ●	3,416
63	F5 Networks, Inc. ●	6,979
516	Finisar Corp. ●	9,308
1,490	Flextronics International Ltd. ●	9,566
962	Fujitsu Ltd.	5,501
160	Harris Corp.	7,210
595	High Technology Computer Corp.	20,118
28,890	Hon Hai Precision Industry Co., Ltd.	99,463
105	Hon Hai Precision Industry Co., Ltd. GDR §	717
965	Jabil Circuit, Inc.	19,489
1,028	JDS Uniphase Corp. ●	17,132
1,891	Juniper Networks, Inc. ●	59,581
89	NetApp, Inc. ●	4,709
1,392	Nokia Corp. ADR	8,937
7,931	Nokia Oyj	51,162
205	Polycom, Inc. ●	13,162
453	QLogic Corp. ●	7,213
258	Qualcomm, Inc.	14,646
66	Riverbed Technology, Inc. ●	2,604
32	Universal Display Corp. ●	1,116
2,937	WPG Holdings Co., Ltd.	4,994
		653,413
	Telecommunication Services - 1.4%
1,415	Clearwire Corp. ●	5,348
139	MetroPCS Communications, Inc. ●	2,394
256	Softbank Corp.	9,706
9,299	Sprint Nextel Corp. ●	50,119
2,205	Telenor ASA	36,089
1,246	Vodafone Group plc ADR	33,299
		136,955
	Transportation - 3.8%
7,646	Delta Air Lines, Inc. ●	70,114
791	FedEx Corp.	74,998
2,721	Hertz Global Holdings, Inc. ●	43,206
663	JSL S.A.	4,885
88	Knight Transportation, Inc.	1,498
60	Kuehne & Nagel International AG	9,189
753	Localiza Rent a Car S.A.	13,395
419	Swift Transportation Co. ●	5,673
1,092	Toll Holdings Ltd.	5,695
5,567	United Continental Holdings, Inc. ●	125,974
294	United Parcel Service, Inc. Class B	21,473
		376,100

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.3% - (continued)
	Utilities - 0.5%
256	Chubu Electric Power Co., Inc.		$4,995
352	Companhia Energetica de Minas Gerais ADR		7,264
194	Entergy Corp.		13,225
748	N.V. Energy, Inc.		11,477
345	PG&E Corp.		14,488
			51,449
	Total common stocks
	(cost $8,957,499)		$9,581,323

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
510	Novavax, Inc. ⌂●		$–

	Total warrants
	(cost $–)		$–

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
69	SPDR S&P MidCap 400 ETF Trust		$12,294
530	Utilities Select SPDR		17,748

	Total exchange traded funds
	(cost $28,666)		$30,042

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ		$31,832

	Total corporate bonds: non-investment grade
	(cost $53,137)		$31,832

	Total long-term investments
	(cost $9,039,302)		$9,643,197

SHORT-TERM INVESTMENTS - 2.1%
	Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	07/01/2011 in the amount of $20,179,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $20,583)
$20,179	0.05%, 06/30/2011		$20,179
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $15,189,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $15,492)
15,189	0.05%, 06/30/2011		15,189
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $146,897,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $149,835)
146,897	0.05%, 06/30/2011		146,897
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $293, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $298)
293	0.01%, 06/30/2011		293
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $22,421,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $22,870)
22,421	0.06%, 06/30/2011		22,421
			204,979
	Total short-term investments
	(cost $204,979)		$204,979

	Total investments
	(cost $9,244,281) ▲	100.0%	$9,848,176
	Other assets and liabilities	–%	3,553
	Total net assets	100.0%	$9,851,729

The accompanying notes are an integral part of these financial statements.

9

Hartford Capital Appreciation HLS Fund
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.9% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $9,460,926 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,003,974
Unrealized Depreciation	(616,724)
Net Unrealized Appreciation	$387,250

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $72,933, which represents 0.74% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $48,382, which represents 0.49% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2011, the aggregate value of these securities amounted to $717, which represents 0.01% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
06/2007	29,055	Buck Holdings L.P.	$22,268
06/2011	4	Cetip S.A. - Balcao Organizado - Receipt Shares	50
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
09/2010-04/2011	108	Longtop Financial Technologies Ltd.	3,301
07/2008	510	Novavax, Inc. Warrants	–
03/2007	75	Solar Cayman Ltd. - 144A	55

The aggregate value of these securities at June 30, 2011, was $72,989, which represents 0.74% of total net assets.

 The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Banc of America Securities	Buy	$554	$552	07/01/2011	$2
British Pound	Deutsche Bank Securities	Buy	842	843	07/01/2011	(1)
British Pound	Deutsche Bank Securities	Sell	5,485	5,489	07/05/2011	4
Hong Kong Dollar	Deutsche Bank Securities	Sell	2,095	2,095	07/05/2011	–
Hong Kong Dollar	JP Morgan Securities	Sell	4,749	4,749	07/05/2011	–
Japanese Yen	Deutsche Bank Securities	Sell	61,652	60,374	03/02/2012	(1,278)
Japanese Yen	Goldman Sachs	Buy	1,059	1,054	07/01/2011	5
Japanese Yen	Goldman Sachs	Sell	10,967	11,010	09/21/2011	43
Japanese Yen	JP Morgan Securities	Buy	588	584	07/01/2011	4
Japanese Yen	Morgan Stanley	Sell	61,652	60,407	03/02/2012	(1,245)
Japanese Yen	Standard Chartered Bank	Buy	1,231	1,232	07/05/2011	(1)
Japanese Yen	UBS AG	Sell	61,560	60,302	03/02/2012	(1,258)
Swiss Franc	UBS AG	Sell	1,091	1,102	07/01/2011	11
						$(3,714)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford Capital Appreciation HLS Fund
Investment Valuation Hierarchy Level Summary June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$472,448	$455,721	$16,727	$–
Banks	477,696	273,757	203,939	–
Capital Goods	880,081	509,704	370,377	–
Commercial & Professional Services	17,839	11,870	5,969	–
Consumer Durables & Apparel	124,259	110,526	13,733	–
Consumer Services	144,895	119,718	25,177	–
Diversified Financials	711,043	604,552	100,464	6,027
Energy	1,169,077	1,085,707	83,370	–
Food & Staples Retailing	188,200	162,964	25,236	–
Food, Beverage & Tobacco	355,705	267,805	87,900	–
Health Care Equipment & Services	352,114	352,114	–	–
Household & Personal Products	38,385	22,379	16,006	–
Insurance	287,874	251,518	36,356	–
Materials	606,770	494,339	112,431	–
Media	132,297	123,203	9,094	–
Pharmaceuticals, Biotechnology & Life Sciences	782,459	517,881	264,578	–
Real Estate	27,464	18,048	9,416	–
Retailing	355,351	267,639	15,810	71,902
Semiconductors & Semiconductor Equipment	460,231	460,231	–	–
Software & Services	779,218	766,625	11,569	1,024
Technology Hardware & Equipment	653,413	472,175	181,238	–
Telecommunication Services	136,955	91,160	45,795	–
Transportation	376,100	361,216	14,884	–
Utilities	51,449	46,454	4,995	–
Total	9,581,323	7,847,306	1,655,064	78,953
Corporate Bonds: Non-Investment Grade	31,832	–	31,832	–
Exchange Traded Funds	30,042	30,042	–	–
Warrants	–	–	–	–
Short-Term Investments	204,979	–	204,979	–
Total	$9,848,176	$7,877,348	$1,891,875	$78,953
Foreign Currency Contracts*	69	–	69	–
Total	$69	$–	$69	$–
Liabilities:
Foreign Currency Contracts*	3,783	–	3,783	–
Total	$3,783	$–	$3,783	$–

t	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance
	December	Gain	Appreciation		Net			Into	Out of	as of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Common Stocks	$81,336	$4,983	$3,912	†	$—	$2,352	$(23,891)	$10,261	$—	$78,953
Total	$81,336	$4,983	$3,912		$—	$2,352	$(23,891)	$10,261	$—	$78,953

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $5,048.

The accompanying notes are an integral part of these financial statements.

12

Hartford Capital Appreciation HLS Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $9,244,281)	$9,848,176
Foreign currency on deposit with custodian (cost $943)	946
Unrealized appreciation on foreign currency contracts	69
Receivables:
Investment securities sold	71,577
Fund shares sold	4,779
Dividends and interest	18,327
Other assets	—
Total assets	9,943,874
Liabilities:
Unrealized depreciation on foreign currency contracts	3,783
Bank overdraft — U.S. Dollars	106
Payables:
Investment securities purchased	46,343
Fund shares redeemed	40,455
Investment management fees	999
Distribution fees	56
Accrued expenses	403
Total liabilities	92,145
Net assets	$9,851,729
Summary of Net Assets:
Capital stock and paid-in-capital	$9,967,698
Accumulated undistributed net investment income	49,688
Accumulated net realized loss on investments and foreign currency transactions	(766,247)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	600,590
Net assets	$9,851,729
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$43.31
Shares outstanding	194,922
Net assets	$8,442,450
Class IB: Net asset value per share	$42.89
Shares outstanding	32,856
Net assets	$1,409,279

The accompanying notes are an integral part of these financial statements.

13

Hartford Capital Appreciation HLS Fund
Statement of Operations For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$90,311
Interest	3,853
Less: Foreign tax withheld	(4,311)
Total investment income, net	89,853
Expenses:
Investment management fees	32,615
Transfer agent fees	3
Distribution fees - Class IB	1,868
Custodian fees	107
Accounting services fees	871
Board of Directors' fees	101
Audit fees	68
Other expenses	551
Total expenses (before fees paid indirectly)	36,184
Commission recapture	(141)
Total fees paid indirectly	(141)
Total expenses, net	36,043
Net investment income	53,810

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	1,113,758
Net realized loss on foreign currency contracts	(885)
Net realized gain on other foreign currency transactions	19
Net Realized Gain on Investments and Foreign Currency Transactions	1,112,892

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(923,479)
Net unrealized depreciation of foreign currency contracts	(3,430)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	273
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(926,636)
Net Gain on Investments and Foreign Currency Transactions	186,256
Net Increase in Net Assets Resulting from Operations	$240,066

The accompanying notes are an integral part of these financial statements.

14

Hartford Capital Appreciation HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$53,810	$71,356
Net realized gain on investments and foreign currency transactions	1,112,892	971,618
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(926,636)	448,187
Net Increase In Net Assets Resulting From Operations	240,066	1,491,161
Distributions to Shareholders:
From net investment income
Class IA	—	(55,594)
Class IB	—	(5,968)
From tax-return of capital
Class IA	—	(6,340)
Class IB	—	(1,098)
Total distributions	—	(69,000)
Capital Share Transactions:
Class IA
Sold	241,141	552,196
Issued on reinvestment of distributions	—	61,934
Redeemed	(894,728)	(1,348,500)
Total capital share transactions	(653,587)	(734,370)
Class IB
Sold	63,151	111,815
Issued on reinvestment of distributions	—	7,066
Redeemed	(210,025)	(400,674)
Total capital share transactions	(146,874)	(281,793)
Net decrease from capital share transactions	(800,461)	(1,016,163)
Net Increase (Decrease) In Net Assets	(560,395)	405,998
Net Assets:
Beginning of period	10,412,124	10,006,126
End of period	$9,851,729	$10,412,124
Accumulated undistributed (distribution in excess of) net investment income	$49,688	$(4,122)
Shares:
Class IA
Sold	5,506	14,803
Issued on reinvestment of distributions	—	1,534
Redeemed	(20,452)	(36,097)
Total share activity	(14,946)	(19,760)
Class IB
Sold	1,447	2,990
Issued on reinvestment of distributions	—	181
Redeemed	(4,833)	(10,870)
Total share activity	(3,386)	(7,699)

The accompanying notes are an integral part of these financial statements.

15

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Capital Appreciation HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may

16

cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

17

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

18

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the

19

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$69	$—	$—	$—	$—	$69
Total	$—	$69	$—	$—	$—	$—	$69
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,783	$—	$—	$—	$—	$3,783
Total	$—	$3,783	$—	$—	$—	$—	$3,783

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(885)	$—	$—	$—	$—	$(885)
Total	$—	$(885)	$—	$—	$—	$—	$(885)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(3,430)	$—	$—	$—	$—	$(3,430)
Total	$—	$(3,430)	$—	$—	$—	$—	$(3,430)

20

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may

21

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$61,562	$75,000
Tax Return of Capital	7,438	—

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(1,666,944)
Unrealized Appreciation†	1,310,909
Total Accumulated Deficit	$(356,035)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(19,760)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	18,978
Capital Stock and Paid-in-Capital	782

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,664,527
Total	$1,664,527

As of December 31, 2010, the Fund utilized $835,404 of prior year capital loss carryforwards.

22

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$2,417

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such

23

Hartford Capital Appreciation HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.66%
Class IB	0.91

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $8. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$273

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

24

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	45.66	45.30

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.09%	0.09%
Total Return Excluding Payment from Affiliate	16.52	16.23

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$5,836,685
Sales Proceeds Excluding U.S. Government Obligations	6,702,896

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

Hartford Capital Appreciation HLS Fund
Financial Highlights
– Selected Per-Share Data (A) –

	Net Asset			Net Realized								Net Increase
	Value at			and Unrealized	Total from	Dividends from		Distributions				(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment		from Realized	Distributions		Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income		Capital Gains	from Capital		Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$42.36	$0.24	$–	$0.71	$0.95	$–		$–	$–		$–	$0.95	$43.31
IB	42.00	0.19	–	0.70	0.89	–		–	–		–	0.89	42.89

For the Year Ended December 31, 2010
IA	36.63	0.30	–	5.72	6.02	(0.26)		–	(0.03)		(0.29)	5.73	42.36
IB	36.32	0.21	–	5.66	5.87	(0.16)		–	(0.03)		(0.19)	5.68	42.00

For the Year Ended December 31, 2009
IA	25.34	0.31	–	11.27	11.58	(0.29)		–	–		(0.29)	11.29	36.63
IB	25.14	0.25	–	11.14	11.39	(0.21)		–	–		(0.21)	11.18	36.32

For the Year Ended December 31, 2008
IA	52.46	0.46	–	(22.58)	(22.12)	(0.50	)(H)	(4.28)	(0.22	)(H)	(5.00)	(27.12)	25.34
IB	52.01	0.39	–	(22.37)	(21.98)	(0.39	)(H)	(4.28)	(0.22	)(H)	(4.89)	(26.87)	25.14

For the Year Ended December 31, 2007
IA	53.49	0.35	–	8.36	8.71	(0.07)		(9.67)	–		(9.74)	(1.03)	52.46
IB	53.21	0.22	–	8.28	8.50	(0.03)		(9.67)	–		(9.70)	(1.20)	52.01

For the Year Ended December 31, 2006
IA	52.99	0.50	0.04	7.88	8.42	(0.76)		(7.16)	–		(7.92)	0.50	53.49
IB	52.75	0.36	0.04	7.83	8.23	(0.61)		(7.16)	–		(7.77)	0.46	53.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(H)
In 2009, the Fund amended its 2008 federal tax return in order to change an election relating to the recognition and classification of certain net realized losses and ordinary income items. As a result, a portion of the distributions that were made by the Fund during 2008 were reclassified as return of capital. This reclassification had no impact on the total net assets or net asset value of the Fund.

26

– Ratios and Supplemental Data –

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

2.25	%(E)	$8,442,450	0.66	%(F)	0.66	%(F)	1.08	%(F)	57%
2.12	(E)	1,409,279	0.91	(F)	0.91	(F)	0.83	(F)	–

16.50		8,889,906	0.67		0.67		0.77		95
16.21		1,522,218	0.92		0.92		0.52		–

45.67	(G)	8,410,214	0.68		0.68		1.03		128
45.30	(G)	1,595,912	0.93		0.93		0.79		–

(45.59)		6,017,984	0.67		0.67		1.12		131
(45.73)		1,295,065	0.92		0.92		0.87		–

16.83		12,123,834	0.67		0.67		0.68		101
16.53		2,933,905	0.92		0.92		0.42		–

16.61	(G)	11,746,831	0.67		0.67		0.82		73
16.32	(G)	2,810,587	0.92		0.92		0.57		–

27

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

28

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

29

Hartford Capital Appreciation HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Hartford Capital Appreciation HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,022.48	$3.31	$1,000.00	$1,021.52	$3.31	0.66%	181	365
Class IB	$1,000.00	$1,021.22	$4.56	$1,000.00	$1,020.28	$4.56	0.91%	181	365

31

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-CA11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Disciplined Equity HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Disciplined Equity HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Disciplined Equity HLS Fund inception 05/29/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 6/30/01 – 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year

Disciplined Equity IA	7.77%	33.38%	3.01%	2.24%
Disciplined Equity IB	7.63%	33.04%	2.75%	1.99%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Portfolio Manager
Mammen Chally, CFA
Vice President

2

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 7.77% for the six-month period ended June 30, 2011, outperforming its benchmark, the S&P 500, which returned 6.01% for the same period. The Fund also outperformed the 4.93% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and the end of the Federal Reserve’s quantitative easing program were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+6%), mid-caps (+9%), and small-caps (+6%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Health Care (+14%) and Energy (+11%), while Financials (-3%) was the only sector to produce negative absolute returns (i.e. total return).

The Fund outperformed its benchmark due to stock selection, which was strongest in Information Technology, Health Care, and Industrials. This was partially offset by weaker security selection in Financials, Utilities, and Materials. Sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, modestly detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Energy and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology detracted from relative performance.

The largest contributors to absolute and relative performance were UnitedHealth Group (Health Care), Regeneron Pharmaceuticals (Health Care), and Marathon Oil (Energy). Healthcare benefits and services provider UnitedHealth Group reported strong first quarter earnings, beating analysts’ estimates, driven in part by reduced use of services by its members. Investors also looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Regeneron Pharmaceuticals, a biotechnology company, reported favorable results from a study on its key pipeline drug for second-line treatment of metastatic colorectal cancer. Marathon Oil, a large U.S. refiner and oil exploration company, announced a split-up of refining and oil production, leading to a large rally in the company’s stock.

The largest detractors from absolute and performance relative to the benchmark were Goldman Sachs (Financials), Wells Fargo (Financials), and Bank of America (Financials). Investment bank and brokerage company Goldman Sachs’ shares came under pressure as investors continued to discount the potential impact of financial industry regulation on revenues and profits. Shares of Wells Fargo, a diversified financial services company, were pressured by uncertainty over regulatory capital requirements and the near-term direction of fee and interest income. Bank of America is a large U.S.-based multinational financial services company. The company’s stock suffered during the period due to uncertainty over the ultimate cost to the company from settlements related to soured mortgages. The likely cost was ascertained towards the end of June in a settlement with holders of bonds issued by Countrywide Financial, which Bank of America acquired in 2008. In addition, elevated expenses, which affected first quarter earnings results, and a change in CFO helped pressure the stock downwards during the period.

What is the outlook?

The recent economic news flow in the U.S. has been disappointing. Consumers are faced with accelerating inflation at a time when their balance sheets continue to be stretched. Property prices in particular are showing renewed weakness, and given the chronic overhang of supply, more housing price declines can be expected.

Japanese transplants have cut production by more than 50% in the economically important U.S. auto industry. This is a temporary supply-side distortion following Japan’s earthquake and will be followed by a technical production rebound in the second-half as supply chains get restored. A second boost can be expected from the recently legislated 100% depreciation allowance for capital goods purchases towards the end of this year.

Fiscal policy is the wild card for the economy in 2012. We anticipate a fiscal drag of GDP in 2012, leading to a gradual reduction in the U.S. fiscal deficit, while enabling another year of moderate, but positive economic growth.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Information Technology, Health Care, and Utilities sectors and most underweight the Energy, Telecommunication Services, and Consumer Staples sectors relative to the S&P 500 Index, the Fund’s benchmark.

3

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.2%
Banks (Financials)	4.7
Capital Goods (Industrials)	11.4
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	1.3
Diversified Financials (Financials)	6.6
Energy (Energy)	9.2
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	6.9
Health Care Equipment & Services (Health Care)	4.0
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	1.9
Materials (Materials)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.8
Retailing (Consumer Discretionary)	7.1
Semiconductors & Semiconductor Equipment (Information Technology)	1.7
Software & Services (Information Technology)	14.1
Technology Hardware & Equipment (Information Technology)	5.2
Telecommunication Services (Services)	0.8
Utilities (Utilities)	5.0
Short-Term Investments	1.4
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Disciplined Equity HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Automobiles & Components - 2.2%
724	Ford Motor Co. •	$9,987
254	General Motors Co. •	7,699
123	TRW Automotive Holdings Corp. •	7,284
		24,970
	Banks - 4.7%
340	BB&T Corp.	9,114
276	PNC Financial Services Group, Inc. Ø	16,423
998	Wells Fargo & Co.	28,014
		53,551
	Capital Goods - 11.4%
202	3M Co.	19,187
202	AMETEK, Inc.	9,088
89	Caterpillar, Inc.	9,422
150	Cooper Industries plc Class A	8,966
184	Dover Corp.	12,477
146	Illinois Tool Works, Inc.	8,236
233	Northrop Grumman Corp.	16,131
100	Parker-Hannifin Corp.	8,992
76	TransDigm Group, Inc. •	6,930
224	United Technologies Corp.	19,848
61	W.W. Grainger, Inc.	9,379
		128,656
	Consumer Durables & Apparel - 1.3%
91	Deckers Outdoor Corp. •	7,995
106	Phillips Van-Heusen Corp.	6,908
		14,903
	Consumer Services - 1.3%
169	McDonald's Corp.	14,267

	Diversified Financials - 6.6%
152	Ameriprise Financial, Inc.	8,769
1,598	Bank of America Corp.	17,518
33	BlackRock, Inc.	6,291
104	Goldman Sachs Group, Inc.	13,895
393	JP Morgan Chase & Co.	16,083
176	Nasdaq OMX Group, Inc. •	4,448
434	SLM Corp.	7,294
		74,298
	Energy - 9.2%
172	Anadarko Petroleum Corp. Θ	13,233
276	Chesapeake Energy Corp.	8,186
120	Chevron Corp.	12,295
342	Exxon Mobil Corp.	27,803
211	Marathon Oil Corp.	11,101
192	Occidental Petroleum Corp.	19,940
240	Ultra Petroleum Corp. •	10,986
		103,544
	Food & Staples Retailing - 1.2%
307	Walgreen Co.	13,015

	Food, Beverage & Tobacco - 6.9%
407	Altria Group, Inc.	10,742
277	Constellation Brands, Inc. Class A •	5,765
138	Dr. Pepper Snapple Group	5,803
102	Lorillard, Inc.	11,105
211	PepsiCo, Inc.	14,833
443	Philip Morris International, Inc.	29,557
		77,805
	Health Care Equipment & Services - 4.0%
177	Covidien plc	9,400
132	McKesson Corp.	11,042
132	St. Jude Medical, Inc.	6,272
355	UnitedHealth Group, Inc.	18,288
		45,002
	Household & Personal Products - 0.5%
92	Kimberly-Clark Corp.	6,137

	Insurance - 1.9%
214	Allied World Assurance Holdings Ltd.	12,321
360	Unum Group	9,161
		21,482
	Materials - 2.6%
264	Dow Chemical Co.	9,510
155	Freeport-McMoRan Copper & Gold, Inc. Θ	8,210
102	Mosaic Co. Θ	6,936
93	Newmont Mining Corp.	5,008
		29,664
	Pharmaceuticals, Biotechnology & Life Sciences - 10.8%
156	Agilent Technologies, Inc. •	7,976
254	Amgen, Inc. •	14,845
166	Celgene Corp. •	9,993
314	Forest Laboratories, Inc. •	12,345
214	Gilead Sciences, Inc. •	8,862
484	Merck & Co., Inc.	17,072
539	Pfizer, Inc.	11,113
123	Regeneron Pharmaceuticals, Inc. •	6,987
153	Salix Pharmaceuticals Ltd. •	6,109
112	Thermo Fisher Scientific, Inc. •	7,180
87	Waters Corp. •	8,328
172	Watson Pharmaceuticals, Inc. •	11,815
		122,625
	Retailing - 7.1%
116	Abercrombie & Fitch Co. Class A	7,738
70	Amazon.com, Inc. •Θ	14,298
256	Guess?, Inc. Θ	10,763
394	Lowe's Co., Inc.	9,192
27	Netflix, Inc. •Θ	7,080
17	Priceline.com, Inc. •	8,856
114	Ross Stores, Inc.	9,115
262	TJX Cos., Inc.	13,743
		80,785
	Semiconductors & Semiconductor Equipment - 1.7%
132	Avago Technologies Ltd.	5,024
155	Skyworks Solutions, Inc. •	3,550
332	Texas Instruments, Inc.	10,903
		19,477
	Software & Services - 14.1%
316	Accenture plc	19,088
211	BMC Software, Inc. •	11,532
471	eBay, Inc. •	15,195
91	Factset Research Systems, Inc.	9,289
27	Google, Inc. •	13,910
136	IBM Corp.	23,352
782	Oracle Corp.	25,738
226	Solera Holdings, Inc.	13,392
137	Teradata Corp. •	8,217
310	VeriSign, Inc.	10,361

The accompanying notes are an integral part of these financial statements.

5

Hartford Disciplined Equity HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Software & Services - 14.1% - (continued)
498	Western Union Co.		$9,973
			160,047
	Technology Hardware & Equipment - 5.2%
95	Apple, Inc. •		31,784
553	EMC Corp. •Θ		15,228
105	Juniper Networks, Inc. •		3,292
160	Qualcomm, Inc.		9,081
			59,385
	Telecommunication Services - 0.8%
1,601	Sprint Nextel Corp. •		8,629

	Utilities - 5.0%
160	Entergy Corp.		10,913
120	NextEra Energy, Inc.		6,866
228	Northeast Utilities		8,005
274	PG&E Corp.		11,508
189	UGI Corp.		6,027
549	Xcel Energy, Inc.		13,352
			56,671
	Total common stocks
	(cost $883,368)		$1,114,913

	Total long-term investments
	(cost $883,368)		$1,114,913

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,526,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $1,556)
$1,526	0.05%, 06/30/2011		$1,526
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,148,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $1,171)
1,148	0.05%, 06/30/2011		1,148
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $11,106,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $11,328)
11,106	0.05%, 06/30/2011		11,106
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $22, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $23)
22	0.01%, 06/30/2011		22
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,695,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $1,729)
1,695	0.06%, 06/30/2011		1,695
			15,497
	Total short-term investments
	(cost $15,497)		$15,497

	Total investments
	(cost $898,865) ▲	99.9%	$1,130,410
	Other assets and liabilities	0.1%	1,658
	Total net assets	100.0%	$1,132,068

The accompanying notes are an integral part of these financial statements.

6

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $899,036 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$240,433
Unrealized Depreciation	(9,059)
Net Unrealized Appreciation	$231,374

•	Currently non-income producing.

Θ	At June 30, 2011, these securities were designated to cover written call options in the table below:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Amazon.com, Inc.	Equity	$220.00	08/22/2011	81	$35	$38	$3
Anadarko Petroleum Corp.	Equity	$85.00	08/22/2011	146	15	14	(1)
EMC Corp.	Equity	$28.00	07/18/2011	411	15	12	(3)
Freeport-McMoRan Copper & Gold, Inc.	Equity	$57.00	08/22/2011	213	25	23	(2)
Guess?, Inc.	Equity	$49.00	07/18/2011	194	–	12	12
Mosaic Co.	Equity	$77.50	07/18/2011	166	1	13	12
Netflix, Inc.	Equity	$270.00	07/18/2011	48	17	32	15
					$108	$144	$36

*	The number of contracts does not omit 000's.

Ø	Securities valued at $9,896 and cash of $744 collateralized the written put options in the table below. At June 30, 2011, the maximum delivery obligation of the written put options is $10,640.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Abercrombie & Fitch Co.	Equity	$67.50	07/18/2011	155	$30	$17	$(13)
Anadarko Petroleum Corp.	Equity	$65.00	07/18/2011	153	1	14	13
Chesapeake Energy Corp.	Equity	$25.00	08/22/2011	573	15	16	1
Deckers Outdoor Corp.	Equity	$75.00	08/22/2011	125	16	16	–
eBay, Inc.	Equity	$28.00	07/18/2011	565	3	19	16
Mosaic Co.	Equity	$57.50	07/18/2011	171	2	16	14
Occidental Petroleum Corp.	Equity	$90.00	08/22/2011	108	9	11	2
PNC Financial Services Group, Inc.	Equity	$52.50	08/22/2011	189	7	10	3
Priceline.com, Inc.	Equity	$430.00	07/18/2011	23	1	12	11
Skyworks Solutions, Inc.	Equity	$22.00	07/18/2011	323	14	12	(2)
					$98	$143	$45
*	The number of contracts does not omit 000's.

Futures Contracts Outstanding at June 30, 2011

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 E-Mini	172	Long	09/16/2011	$11,313	$10,931	$382

*	The number of contracts does not omit 000's.

Cash of $688 was pledged as initial margin deposit for open futures contracts at June 30, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Disciplined Equity HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,114,913	$1,114,913	$–	$–
Short-Term Investments	15,497	–	15,497	–
Total	$1,130,410	$1,114,913	$15,497	$–
Futures *	382	382	–	–
Written Options *	102	102	–	–
Total	$484	$484	$–	$–
Liabilities:
Written Options *	21	21	–	–
Total	$21	$21	$–	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford Disciplined Equity HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $898,865)	$1,130,410
Cash	1,435	*,†
Receivables:
Investment securities sold	8,111
Fund shares sold	489
Dividends and interest	1,386
Variation margin	96
Total assets	1,141,927
Liabilities:
Payables:
Investment securities purchased	8,460
Fund shares redeemed	966
Investment management fees	127
Distribution fees	6
Accrued expenses	94
Written options (proceeds $287)	206
Total liabilities	9,859
Net assets	$1,132,068
Summary of Net Assets:
Capital stock and paid-in-capital	$1,153,902
Accumulated undistributed net investment income	8,225
Accumulated net realized loss on investments	(262,067)
Unrealized appreciation of investments	232,008
Net assets	$1,132,068
Shares authorized	3,500,000
Par value	$0.001
Class IA: Net asset value per share	$12.71
Shares outstanding	77,135
Net assets	$980,405
Class IB: Net asset value per share	$12.63
Shares outstanding	12,009
Net assets	$151,663

* Cash of $744 is pledged as collateral for open put options.
† Cash of $688 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

9

Hartford Disciplined Equity HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10,558
Interest	5
Total investment income, net	10,563

Expenses:
Investment management fees	4,043
Distribution fees - Class IB	195
Custodian fees	3
Accounting services fees	69
Board of Directors' fees	12
Audit fees	11
Other expenses	110
Total expenses (before fees paid indirectly)	4,443
Commission recapture	(2)
Custodian fee offset	—
Total fees paid indirectly	(2)
Total expenses, net	4,441
Net investment income	6,122

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	51,946
Net realized gain on futures	594
Net realized gain on written options	780
Net Realized Gain on Investments and Other Financial Instruments	53,320

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	27,833
Net unrealized appreciation of futures	419
Net unrealized appreciation of written options	43
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	28,295
Net Gain on Investments and Other Financial Instruments	81,615
Net Increase in Net Assets Resulting from Operations	$87,737

The accompanying notes are an integral part of these financial statements.

10

Hartford Disciplined Equity HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$6,122	$14,763
Net realized gain on investments and other financial instruments	53,320	19,613
Net unrealized appreciation of investments and other financial instruments	28,295	116,681
Net Increase In Net Assets Resulting From Operations	87,737	151,057
Distributions to Shareholders:
From net investment income
Class IA	—	(12,627)
Class IB	—	(1,603)
Total distributions	—	(14,230)
Capital Share Transactions:
Class IA
Sold	19,319	62,386
Issued on reinvestment of distributions	—	12,627
Redeemed	(137,293)	(179,815)
Total capital share transactions	(117,974)	(104,802)
Class IB
Sold	6,585	13,283
Issued on reinvestment of distributions	—	1,603
Redeemed	(26,499)	(46,630)
Total capital share transactions	(19,914)	(31,744)
Net decrease from capital share transactions	(137,888)	(136,546)
Net Increase (Decrease) In Net Assets	(50,151)	281
Net Assets:
Beginning of period	1,182,219	1,181,938
End of period	$1,132,068	$1,182,219
Accumulated undistributed (distribution in excess of) net investment income	$8,225	$2,103
Shares:
Class IA
Sold	1,551	6,035
Issued on reinvestment of distributions	—	1,107
Redeemed	(11,097)	(16,783)
Total share activity	(9,546)	(9,641)
Class IB
Sold	532	1,267
Issued on reinvestment of distributions	—	142
Redeemed	(2,150)	(4,389)
Total share activity	(1,618)	(2,980)

The accompanying notes are an integral part of these financial statements.

11

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Disciplined Equity HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

13

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's

14

custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid

15

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund had no outstanding purchased options contracts as of June 30, 2011. Transactions involving written options contracts for the Fund during the six-month period ended June 30, 2011, are summarized below:

	Options Contract Activity During the
	Six-month Period Ended June 30, 2011
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	568	$122
Written	8,478	551
Expired	(7,340)	(466)
Closed	(131)	(30)
Exercised	(316)	(33)
End of period	1,259	$144

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	559	52
Written	8,044	455
Expired	(4,890)	(283)
Closed	(1,328)	(81)
Exercised	—	—
End of period	2,385	143

* The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$96	$—	$—	$96
Total	$—	$—	$—	$96	$—	$—	$96

Liabilities:
Written options, market value	$—	$—	$—	$206	$—	$—	$206
Total	$—	$—	$—	$206	$—	$—	$206

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $382 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$594	$—	$—	$594
Net realized gain on written options	—	—	—	780	—	—	780
Total	$—	$—	$—	$1,374	$—	$—	$1,374

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$419	$—	$—	$419
Net change in unrealized appreciation of written options	—	—	—	43	—	—	43
Total	$—	$—	$—	$462	$—	$—	$462

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$14,230	$16,054

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,103
Accumulated Capital and Other Losses*	(315,253)
Unrealized Appreciation†	203,579
Total Accumulated Deficit	$(109,571)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(13)
Accumulated Net Realized Gain (Loss) on Investments	13

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$128,352
2017	186,901
Total	$315,253

As of December 31, 2010, the Fund utilized $18,985 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

19

Hartford Disciplined Equity HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period Ended
June 30, 2011
Class IA Shares	0.74%
Class IB Shares	0.99

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$76

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

20

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	25.64	25.32

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.03%	0.03%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliates	12.41	12.13

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$262,816
Sales Proceeds Excluding U.S. Government Obligations	365,952

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Disciplined Equity HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$11.79	$0.07	$–	$0.85	$0.92	$–	$–	$–	$–	$0.92	$12.71
IB	11.73	0.06	–	0.84	0.90	–	–	–	–	0.90	12.63

For the Year Ended December 31, 2010
IA	10.47	0.15	–	1.32	1.47	(0.15)	–	–	(0.15)	1.32	11.79
IB	10.42	0.13	–	1.30	1.43	(0.12)	–	–	(0.12)	1.31	11.73

For the Year Ended December 31, 2009
IA	8.46	0.15	–	2.01	2.16	(0.15)	–	–	(0.15)	2.01	10.47
IB	8.41	0.13	–	2.00	2.13	(0.12)	–	–	(0.12)	2.01	10.42

For the Year Ended December 31, 2008
IA	15.05	0.14	–	(5.37)	(5.23)	(0.14)	(1.22)	–	(1.36)	(6.59)	8.46
IB	14.97	0.12	–	(5.35)	(5.23)	(0.11)	(1.22)	–	(1.33)	(6.56)	8.41

For the Year Ended December 31, 2007
IA	14.08	0.16	–	1.01	1.17	(0.15)	(0.05)	–	(0.20)	0.97	15.05
IB	14.01	0.13	–	1.00	1.13	(0.12)	(0.05)	–	(0.17)	0.96	14.97

For the Year Ended December 31, 2006
IA	12.66	0.14	0.01	1.42	1.57	(0.15)	–	–	(0.15)	1.42	14.08
IB	12.58	0.13	0.01	1.39	1.53	(0.10)	–	–	(0.10)	1.43	14.01

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

7.77	%(E)	$980,405	0.74	%(F)	0.74	%(F)	1.09	%(F)	23%
7.63	(E)	151,663	0.99	(F)	0.99	(F)	0.84	(F)	–

14.04		1,022,321	0.75		0.75		1.35		44
13.76		159,898	1.00		1.00		1.10		–

25.65	(G)	1,008,875	0.75		0.75		1.56		59
25.33	(G)	173,063	1.00		1.00		1.31		–

(37.27)		868,799	0.71		0.71		1.14		73
(37.43)		165,848	0.96		0.96		0.89		–

8.34		1,566,652	0.70		0.70		1.04		75
8.07		339,877	0.95		0.95		0.79		–

12.45	(G)	1,401,619	0.72		0.72		1.19		63
12.17	(G)	354,559	0.97		0.97		0.93		–

23

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Disciplined Equity HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Disciplined Equity HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,077.68	$3.81	$1,000.00	$1,021.12	$3.71	0.74%	181	365
Class IB	$1,000.00	$1,076.34	$5.10	$1,000.00	$1,019.89	$4.96	0.99%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-DE11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Dividend and Growth HLS Fund

2011 Semi Annual Report
June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.
James Davey
President
Hartford HLS Funds

Hartford Dividend and Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Dividend and Growth HLS Fund inception 03/09/1994
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Dividend and Growth IA	5.65%	28.98%	4.49%	5.17%
Dividend and Growth IB	5.52%	28.66%	4.23%	4.91%
Russell 1000 Value Index	5.92%	28.94%	1.15%	3.99%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 5.65% for the six-month period ended June 30, 2011, underperforming its benchmarks, the S&P 500 Index, which returned 6.01% and the Russell 1000 Value Index, which returned 5.92% for the same period. The Fund also underperformed the 5.85% return of the average fund in the Lipper Equity Income Funds VA-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and the end of the Federal Reserve’s quantitative easing program were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+6%), mid -aps (+9%), and small-caps (+6%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Health Care (+14%) and Energy (+11%), while Financials (-3%) was the only sector to produce negative absolute returns (i.e. total return).

The Fund’s underperformance relative to the S&P 500 was largely due to negative stock selection within Consumer Discretionary, Health Care, and Materials. This was partially offset by stronger selection in Information Technology. Overall sector allocation, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, was positive driven in part by our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology.

The Fund’s top detractors from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns were Staples (Consumer Discretionary), Wells Fargo (Financials), and Barrick Gold (Materials). U.S. and international office supply retailer and distributor Staples reported a soft quarter due to a significant operating miss in its international operations, driving shares lower. Concerns over secular changes in office supply needs due to technology devices such as tablets also continue to weigh on the stock. Shares of Wells Fargo, a diversified financial services company, were pressured by uncertainty over regulatory capital requirements and the near-term direction of fee and interest income. Barrick Gold is a gold mining company. Social strife at one of their main assets in Tanzania has escalated into violence recently, negatively impacting the stock's valuation. Cisco Systems (Information Technology) also detracted from absolute returns.

The Fund’s top contributors to benchmark-relative performance during the period were Google (Information Technology), Baker Hughes (Energy), and Accenture (Information Technology). Not owning benchmark component Google, the Internet search engine giant, helped relative results as the company’s first-quarter profit fell short of target due to a surge in operating expenses. Shares of Baker Hughes, a major oil field service company, gained on strong fourth quarter results driven by robust margin expansion and higher energy prices. Global management consulting, technology services and outsourcing company Accenture reported better-than-expected fiscal third quarter results. The stock rose as the increase in bookings and lack of delays or cancellations of projects during the quarter signaled that demand is strong and could translate into strong earnings growth in coming quarters. Chevron (Energy), Pfizer (Health Care), and IBM (Information Technology) were among the top contributors to absolute performance.

What is the outlook?

The stock market ended its two year long rebound from the March 2009 lows during the latter part of the period. Concerns include signs of a slowing economy, U.S. debt ceiling issues that threaten a government shutdown, and the Greek financial crisis, which is causing fears of contagion in Europe.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights relative to the benchmark were to the Health Care, Energy, and Utilities sectors, while we remained underweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors.

3

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	5.3
Capital Goods (Industrials)	8.7
Commercial & Professional Services (Industrials)	0.9
Diversified Financials (Financials)	5.5
Energy (Energy)	14.4
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	3.1
Household & Personal Products (Consumer Staples)	1.7
Insurance (Financials)	5.4
Materials (Materials)	2.7
Media (Consumer Discretionary)	4.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.8
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	2.5
Telecommunication Services (Services)	4.4
Transportation (Industrials)	2.5
Utilities (Utilities)	4.8
Short-Term Investments	0.9
Other Assets and Liabilities	0.4
Total	100.0%

4

Hartford Dividend and Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7%
	Automobiles & Components - 1.7%
1,696	Ford Motor Co. •	$23,382
737	Honda Motor Co., Ltd. ADR	28,448
873	Johnson Controls, Inc.	36,373
		88,203
	Banks - 5.3%
1,080	PNC Financial Services Group, Inc.	64,379
1,533	US Bancorp	39,097
5,932	Wells Fargo & Co.	166,463
		269,939
	Capital Goods - 8.7%
897	Cooper Industries plc Class A	53,548
583	Deere & Co.	48,101
512	General Dynamics Corp.	38,125
3,258	General Electric Co.	61,440
706	Honeywell International, Inc.	42,088
270	Illinois Tool Works, Inc.	15,258
890	Northrop Grumman Corp.	61,749
867	Pentair, Inc.	35,008
642	Raytheon Co.	32,004
370	Siemens AG ADR	50,941
		438,262
	Commercial & Professional Services - 0.9%
1,152	Waste Management, Inc.	42,946

	Diversified Financials - 5.5%
4,978	Bank of America Corp.	54,555
231	Goldman Sachs Group, Inc.	30,770
2,922	JP Morgan Chase & Co.	119,618
609	Morgan Stanley	14,013
187	State Street Corp.	8,414
2,835	UBS AG ADR •	51,762
		279,132
	Energy - 14.4%
1,037	Anadarko Petroleum Corp.	79,623
782	Baker Hughes, Inc.	56,735
700	Cenovus Energy, Inc.	26,357
500	Chesapeake Energy Corp.	14,833
1,696	Chevron Corp.	174,386
1,285	EnCana Corp. ADR	39,573
2,210	Exxon Mobil Corp.	179,820
451	Occidental Petroleum Corp.	46,933
937	Total S.A. ADR	54,219
1,197	Ultra Petroleum Corp. •	54,836
		727,315
	Food & Staples Retailing - 0.9%
1,241	CVS/Caremark Corp.	46,637

	Food, Beverage & Tobacco - 4.6%
336	Nestle S.A. ADR	20,966
1,315	PepsiCo, Inc.	92,580
1,101	Philip Morris International, Inc.	73,494
1,448	Unilever N.V. Class NY ADR	47,580
		234,620
	Health Care Equipment & Services - 3.1%
1,254	Cardinal Health, Inc.	56,934
1,843	Medtronic, Inc.	70,995
551	UnitedHealth Group, Inc.	28,421
		156,350
	Household & Personal Products - 1.7%
133	Colgate-Palmolive Co.	11,617
1,141	Procter & Gamble Co.	72,546
		84,163
	Insurance - 5.4%
1,023	ACE Ltd.	67,347
652	Chubb Corp.	40,847
383	Marsh & McLennan Cos., Inc.	11,955
1,844	MetLife, Inc.	80,874
798	Principal Financial Group, Inc.	24,272
772	Prudential Financial, Inc.	49,085
		274,380
	Materials - 2.7%
829	Barrick Gold Corp.	37,532
1,177	Dow Chemical Co.	42,361
1,127	Owens-Illinois, Inc. •	29,077
393	Rio Tinto plc ADR	28,393
		137,363
	Media - 4.0%
3,484	Comcast Corp. Class A	88,289
4,160	News Corp. Class A	73,623
1,152	Time Warner, Inc.	41,886
		203,798
	Pharmaceuticals, Biotechnology & Life Sciences - 11.8%
1,227	AstraZeneca plc ADR	61,411
1,358	Bristol-Myers Squibb Co.	39,334
2,668	Eli Lilly & Co.	100,134
417	Hospira, Inc. •	23,634
1,497	Johnson & Johnson	99,587
2,837	Merck & Co., Inc.	100,125
6,621	Pfizer, Inc.	136,396
710	Teva Pharmaceutical Industries Ltd. ADR	34,246
		594,867
	Retailing - 2.6%
375	J.C. Penney Co., Inc.	12,947
2,312	Lowe's Co., Inc.	53,900
1,739	Staples, Inc.	27,470
819	Target Corp.	38,424
		132,741
	Semiconductors & Semiconductor Equipment - 3.3%
781	Analog Devices, Inc.	30,568
1,424	Intel Corp.	31,552
1,993	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25,132
1,510	Texas Instruments, Inc.	49,570
839	Xilinx, Inc.	30,598
		167,420
	Software & Services - 7.9%
1,022	Accenture plc	61,737
988	Automatic Data Processing, Inc.	52,048
1,371	eBay, Inc. •	44,249
822	IBM Corp.	141,048
3,828	Microsoft Corp.	99,515
		398,597
	Technology Hardware & Equipment - 2.5%
812	Avnet, Inc. •	25,871
2,859	Cisco Systems, Inc.	44,635
1,285	Nokia Corp. ADR	8,248
846	Qualcomm, Inc.	48,050
		126,804

The accompanying notes are an integral part of these financial statements.

5

Hartford Dividend and Growth HLS Fund
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Telecommunication Services - 4.4%
6,374	AT&T, Inc.		$200,206
4,362	Sprint Nextel Corp. •		23,510
			223,716
	Transportation - 2.5%
617	FedEx Corp.		58,522
951	United Parcel Service, Inc. Class B		69,364
			127,886
	Utilities - 4.8%
1,287	Dominion Resources, Inc.		62,099
996	Exelon Corp.		42,657
974	NextEra Energy, Inc.		55,937
927	PG&E Corp.		38,975
536	PPL Corp.		14,925
1,124	Xcel Energy, Inc.		27,311
			241,904
	Total common stocks
	(cost $4,116,909)		$4,997,043

	Total long-term investments
	(cost $4,116,909)		$4,997,043

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $4,251,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $4,336)
$4,251	0.05%, 06/30/2011		$4,251
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $3,200,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $3,264)
3,200	0.05%, 06/30/2011		3,200
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $30,946,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $31,565)
30,946	0.05%, 06/30/2011		30,946
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $62, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $63)
62	0.01%, 06/30/2011		62
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $4,723,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $4,818)
4,723	0.06%, 06/30/2011		4,723
			43,182
	Total short-term investments
	(cost $43,182)		$43,182

	Total investments
	(cost $4,160,091) ▲	99.6%	$5,040,225
	Other assets and liabilities	0.4%	21,975
	Total net assets	100.0%	$5,062,200

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.2% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $4,171,816 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,005,801
Unrealized Depreciation	(137,392)
Net Unrealized Appreciation	$868,409

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Dividend and Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$4,997,043	$4,997,043	$–	$–
Short-Term Investments	43,182	–	43,182	–
Total	$5,040,225	$4,997,043	$43,182	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford Dividend and Growth HLS Fund
Statement of Assets and Liabilities June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,160,091)	$5,040,225
Cash	126
Receivables:
Investment securities sold	21,236
Fund shares sold	927
Dividends and interest	8,098
Total assets	5,070,612
Liabilities:
Payables:
Investment securities purchased	2,387
Fund shares redeemed	5,233
Investment management fees	521
Distribution fees	29
Accrued expenses	242
Total liabilities	8,412
Net assets	$5,062,200
Summary of Net Assets:
Capital stock and paid-in-capital	$4,358,329
Accumulated undistributed net investment income	50,827
Accumulated net realized loss on investments and foreign currency transactions	(227,090)
Unrealized appreciation of investments	880,134
Net assets	$5,062,200
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$20.60
Shares outstanding	210,424
Net assets	$4,334,917
Class IB: Net asset value per share	$20.53
Shares outstanding	35,426
Net assets	$727,283

The accompanying notes are an integral part of these financial statements.

9

Hartford Dividend and Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$66,536
Interest	39
Less: Foreign tax withheld	(898)
Total investment income, net	65,677

Expenses:
Investment management fees	16,631
Transfer agent fees	1
Distribution fees - Class IB	940
Custodian fees	3
Accounting services fees	361
Board of Directors' fees	51
Audit fees	35
Other expenses	300
Total expenses (before fees paid indirectly)	18,322
Commission recapture	(34)
Total fees paid indirectly	(34)
Total expenses, net	18,288
Net investment income	47,389

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	219,851
Net realized loss on foreign currency contracts	(2)
Net realized gain on other foreign currency transactions	11
Net Realized Gain on Investments and Foreign Currency Transactions	219,860

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	19,924
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	19,924
Net Gain on Investments and Foreign Currency Transactions	239,784
Net Increase in Net Assets Resulting from Operations	$287,173

The accompanying notes are an integral part of these financial statements.

10

Hartford Dividend and Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
Operations:
Net investment income	$47,389	$90,685
Net realized gain on investments and foreign currency transactions	219,860	249,163
Net unrealized appreciation of investments	19,924	273,658
Net Increase In Net Assets Resulting From Operations	287,173	613,506
Distributions to Shareholders:
From net investment income
Class IA	—	(80,337)
Class IB	—	(12,013)
Total distributions	—	(92,350)
Capital Share Transactions:
Class IA
Sold	106,020	305,845
Issued on reinvestment of distributions	—	80,337
Redeemed	(426,993)	(667,069)
Total capital share transactions	(320,973)	(280,887)
Class IB
Sold	45,940	64,250
Issued on reinvestment of distributions	—	12,013
Redeemed	(115,728)	(213,527)
Total capital share transactions	(69,788)	(137,264)
Net decrease from capital share transactions	(390,761)	(418,151)
Net Increase (Decrease) In Net Assets	(103,588)	103,005
Net Assets:
Beginning of period	5,165,788	5,062,783
End of period	$5,062,200	$5,165,788
Accumulated undistributed (distribution in excess of) net investment income	$50,827	$3,438
Shares:
Class IA
Sold	5,182	17,167
Issued on reinvestment of distributions	—	4,216
Redeemed	(20,910)	(37,226)
Total share activity	(15,728)	(15,843)
Class IB
Sold	2,250	3,574
Issued on reinvestment of distributions	—	632
Redeemed	(5,681)	(11,938)
Total share activity	(3,431)	(7,732)

The accompanying notes are an integral part of these financial statements.

11

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Dividend and Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities

12

that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

15

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period    ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(2)	$—	$—	$—	$—	$(2)
Total	$—	$(2)	$—	$—	$—	$—	$(2)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

16

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$92,350	$98,911

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,438
Accumulated Capital and Other Losses*	(435,225)
Unrealized Appreciation†	848,485
Total Accumulated Earnings	$416,698

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(100)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	100

17

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$435,225
Total	$435,225

As of December 31, 2010, the Fund utilized $243,887 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

18

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.67%
Class IB	0.92

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$106

19

Hartford Dividend and Growth HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.67	24.36

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.06%	0.06%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliates	20.29	19.99

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$619,807
Sales Proceeds Excluding U.S. Government Obligations	951,192

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

20

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Dividend and Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$19.50	$0.20	$–	$0.90	$1.10	$–	$–	$–	$–	$1.10	$20.60
IB	19.46	0.17	–	0.90	1.07	–	–	–	–	1.07	20.53

For the Year Ended December 31, 2010
IA	17.55	0.35	–	1.96	2.31	(0.36)	–	–	(0.36)	1.95	19.50
IB	17.51	0.32	–	1.94	2.26	(0.31)	–	–	(0.31)	1.95	19.46

For the Year Ended December 31, 2009
IA	14.37	0.35	–	3.19	3.54	(0.36)	–	–	(0.36)	3.18	17.55
IB	14.34	0.33	–	3.16	3.49	(0.32)	–	–	(0.32)	3.17	17.51

For the Year Ended December 31, 2008
IA	22.35	0.44	–	(7.57)	(7.13)	(0.44)	(0.41)	–	(0.85)	(7.98)	14.37
IB	22.28	0.42	–	(7.56)	(7.14)	(0.39)	(0.41)	–	(0.80)	(7.94)	14.34

For the Year Ended December 31, 2007
IA	22.79	0.42	–	1.44	1.86	(0.41)	(1.89)	–	(2.30)	(0.44)	22.35
IB	22.72	0.37	–	1.42	1.79	(0.34)	(1.89)	–	(2.23)	(0.44)	22.28

For the Year Ended December 31, 2006
IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	–	(2.13)	2.05	22.79
IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	–	(2.06)	2.04	22.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

5.65	%(E)	$4,334,917	0.67	%(F)	0.67	%(F)	1.86	%(F)	12%
5.52	(E)	727,283	0.92	(F)	0.92	(F)	1.61	(F)	–

13.21		4,409,787	0.68		0.68		1.87		32
12.93		756,001	0.93		0.93		1.62		–

24.68	(G)	4,247,031	0.69		0.69		2.24		34
24.36	(G)	815,752	0.94		0.94		2.00		–

(32.43)		3,628,793	0.67		0.67		2.20		41
(32.60)		776,959	0.92		0.92		1.95		–

8.26		5,842,788	0.67		0.67		1.70		27
7.98		1,501,363	0.92		0.92		1.45		–

20.36	(G)	5,671,552	0.67		0.67		1.77		27
20.06	(G)	1,603,952	0.92		0.92		1.52		–

23

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Dividend and Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Dividend and Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,056.49	$3.42	$1,000.00	$1,021.47	$3.36	0.67%	181	365
Class IB	$1,000.00	$1,055.18	$4.69	$1,000.00	$1,020.23	$4.61	0.92%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-DG11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Growth HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.
James Davey
President
Hartford HLS Funds

Hartford Global Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Global Growth HLS Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Global Growth IA	3.95%	35.20%	0.78%	3.30%
Global Growth IB	3.83%	34.86%	0.53%	3.04%
MSCI World Growth Index	5.05%	32.93%	3.98%	4.35%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Manager
Matthew D. Hudson, CFA
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned 3.95% for the six-month period ended June 30, 2011, underperforming its benchmark, the MSCI World Growth Index, which returned 5.05% for the same period. The Fund outperformed the 3.93% return of the average fund in the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite volatility and headline risk, global equities moved higher over the period as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. Emerging markets again trailed their developed market counterparts as policy makers in the emerging world worked to fight inflation while developed market policies remained broadly stimulative.

For the period, Growth stocks (+5%) slightly underperformed Value stocks (+6%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, eight of ten sectors posted positive returns. Health Care (+13%), Utilities (+9%), and Consumer Staples (+9%) gained the most, while the Financials and Materials sectors lagged with mildly negative returns.

The Fund’s underperformance versus its benchmark was primarily due to underweights (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Consumer Staples and Health Care sectors. Security selection was positive overall, particularly within the Health Care and Consumer Staples sectors. This was partially offset by weaker selection in Materials and Financials.

The top detractors from the Fund’s absolute (i.e. total return) and benchmark-relative performance were Motorola Mobility (Information Technology), NVIDIA (Information Technology), and Li & Fung (Consumer Discretionary). Shares of Motorola Mobility, the former mobile devices division of Motorola, weakened as sentiment for the company became negative during the period as two headline products, the Motorola Xoom and Motorola Atrix, showed signs of weak demand. Despite delivering solid earnings results, shares of NVIDIA, a leading provider of chips for interactive graphics on consumer and professional computing devices, moved lower as some investors were disappointed by the company's margin guidance. Shares of Li & Fung, one of the largest suppliers of clothes and toys to retailers, fell as investors worried that several large suppliers may leave their system.

Aetna (Health Care), Baidu (Information Technology), and Vertex Pharmaceuticals (Health Care) were positive contributors to benchmark-relative (i..e performance of the Fund as measured against the benchmark) and absolute performance. Shares of Aetna, a large U.S. health maintenance organization, gained during the period after the company announced fiscal year 2011 earnings-per-share above analysts' estimates, driven primarily by improvements in customer enrollment trends. Baidu, a leading internet search provider in China, moved higher after the company posted better-than-expected quarterly earnings and painted a bright near-term outlook. Shares of Vertex Pharmaceuticals, a development stage pharmaceutical company, surged higher after the company reported success in a Phase 3 study of a cystic fibrosis treatment, opening the way for the company to apply for regulatory approval later this year.

What is the outlook?

While the global expansion continues, we believe that it is faced with a growing list of risks, including the crisis in Japan, political tensions in the Middle East and North Africa regions, rekindled concern over sovereign debt contagion in Europe, and recent weakness in both consumer and manufacturing data globally. Despite these macroeconomic headwinds, we feel that corporate earnings remain a bright spot. We believe we are on pace for strong earnings over the next two years, with historically robust balance sheets that are supportive of both investment and a return of capital to shareholders. Within the context of these countervailing forces, we believe that global growth will continue at a pace that can drive the market higher, although the rate of growth could slow.

Portfolio construction is a bottom-up (i.e. stock by stock fundamental research) process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Information Technology, where our holdings are leveraged to several strong product cycles and emerging product categories, in Industrials, where we favor cyclically oriented firms that should outperform as the

3

economy recovers, and in Consumer Discretionary, where we favor companies with strong fundamentals which should also benefit from an economic recovery. The Fund held below-benchmark weights in the Consumer Staples and Health Care sectors as we are finding limited opportunities for growth in these sectors relative to companies in other sectors.

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.7%
Banks (Financials)	3.4
Capital Goods (Industrials)	16.5
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	5.1
Diversified Financials (Financials)	5.5
Energy (Energy)	10.0
Food, Beverage & Tobacco (Consumer Staples)	3.2
Health Care Equipment & Services (Health Care)	1.5
Insurance (Financials)	0.7
Materials (Materials)	7.1
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.7
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	5.2
Software & Services (Information Technology)	9.0
Technology Hardware & Equipment (Information Technology)	11.4
Telecommunication Services (Services)	1.3
Transportation (Industrials)	3.2
Short-Term Investments	0.4
Other Assets and Liabilities	1.3
Total	100.0%

Diversification by Country
as of June 30, 2011

Percentage of
Country	Net Assets
Brazil	1.0%
Canada	2.0
Cayman Islands	0.7
China	3.2
Denmark	1.1
France	5.4
Germany	2.8
Hong Kong	2.6
Japan	6.7
Jersey	0.9
Netherlands	1.1
Singapore	1.3
South Korea	0.9
Sweden	1.3
Switzerland	2.4
Taiwan	1.1
United Kingdom	9.8
United States	54.0
Short-Term Investments	0.4
Other Assets and Liabilities	1.3
Total	100.0%

4

Hartford Global Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles & Components - 2.7%
114	Daimler AG	$8,628
623	Nissan Motor Co., Ltd.	6,546
		15,174
	Banks - 3.4%
1,229	Barclays Bank plc	5,042
246	Itau Unibanco Banco Multiplo S.A. ADR	5,798
319	Standard Chartered plc	8,383
		19,223
	Capital Goods - 16.5%
3,122	Changsha Zoomlion Heavy Industry Science
	and Technology Co., Ltd.	5,978
523	General Electric Co.	9,871
117	Honeywell International, Inc.	6,991
119	Ingersoll-Rand plc	5,409
239	JS Group Corp.	6,177
196	Komatsu Ltd.	6,126
61	Parker-Hannifin Corp.	5,443
19	Precision Castparts Corp.	3,112
187	Safran S.A.	7,996
411	Sandvik Ab	7,199
50	Schneider Electric S.A.	8,327
54	Siemens AG	7,401
35	SMC Corp.	6,286
61	Vallourec	7,422
		93,738
	Consumer Durables & Apparel - 1.1%
55	Lululemon Athletica, Inc. ●	6,128

	Consumer Services - 5.1%
4,557	Genting Singapore plc ●	7,185
448	MGM Resorts International ●	5,912
3,763	Sands China Ltd. ●§	10,199
154	Starbucks Corp.	6,080
		29,376
	Diversified Financials - 5.5%
165	American Express Co.	8,546
34	BlackRock, Inc.	6,452
246	JP Morgan Chase & Co.	10,073
1,222	Nomura Holdings, Inc.	6,030
		31,101
	Energy - 10.0%
90	Anadarko Petroleum Corp.	6,939
285	BG Group plc	6,470
194	Chesapeake Energy Corp.	5,768
117	Consol Energy, Inc.	5,670
156	ENSCO International plc	8,340
73	EOG Resources, Inc.	7,622
105	National Oilwell Varco, Inc.	8,180
92	Schlumberger Ltd.	7,906
		56,895
	Food, Beverage & Tobacco - 3.2%
57	Carlsberg A/S Class B	6,219
56	Green Mountain Coffee Roasters, Inc. ●	4,981
94	Groupe Danone	6,986
		18,186
	Health Care Equipment & Services - 1.5%
191	Aetna, Inc.	8,430

	Insurance - 0.7%
403	Ping An Insurance (Group) Co.	4,175

	Materials - 7.1%
175	Anglo American plc	8,676
122	Barrick Gold Corp.	5,542
683	Glencore International plc ●	5,382
90	Mosaic Co.	6,096
21	Syngenta AG	7,190
339	Xstrata plc	7,460
		40,346
	Media - 2.9%
606	News Corp. Class A	10,722
458	WPP plc	5,741
		16,463

	Pharmaceuticals, Biotechnology & Life Sciences - 2.7%
120	Celgene Corp. ●	7,253
43	Regeneron Pharmaceuticals, Inc. ●	2,422
113	Vertex Pharmaceuticals, Inc. ●	5,882
		15,557
	Retailing - 5.8%
32	Amazon.com, Inc. ●	6,458
1,308	Kingfisher plc	5,617
2,331	Li & Fung Ltd.	4,658
360	Lowe's Co., Inc.	8,385
16	Priceline.com, Inc. ●	8,108
		33,226
	Semiconductors & Semiconductor Equipment - 5.2%
167	ASML Holding N.V.	6,142
170	Broadcom Corp. Class A	5,726
437	NVIDIA Corp. ●	6,970
7	Samsung Electronics Co., Ltd.	5,106
258	Skyworks Solutions, Inc. ●	5,924
		29,868
	Software & Services - 9.0%
58	Baidu, Inc. ADR ●	8,077
89	Citrix Systems, Inc. ●	7,111
198	eBay, Inc. ●	6,393
12	Google, Inc. ●	5,995
524	Oracle Corp.	17,233
43	Salesforce.com, Inc. ●	6,478
		51,287
	Technology Hardware & Equipment - 11.4%
46	Apple, Inc. ●	15,348
487	EMC Corp. ●	13,407
178	High Technology Computer Corp.	6,027
1,206	Hitachi Ltd.	7,155
226	Juniper Networks, Inc. ●	7,113
238	Motorola Mobility Holdings, Inc. ●	5,238
116	Qualcomm, Inc.	6,561
138	TPK Holding Co., Ltd. ●	4,223
		65,072
	Telecommunication Services - 1.3%
1,336	Sprint Nextel Corp. ●	7,203

	Transportation - 3.2%
549	Delta Air Lines, Inc. ●	5,035
75	FedEx Corp.	7,119
The accompanying notes are an integral part of these financial statements.

5

Hartford Global Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Transportation - 3.2% - (continued)
42	Kuehne & Nagel International AG		$6,335
			18,489
	Total common stocks
	(cost $442,144)		$559,937

	Total long-term investments
	(cost $442,144)		$559,937

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $199,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $203)
$199	0.05%, 06/30/2011		$199
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $149,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $152)
149	0.05%, 06/30/2011		149
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,445,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $1,474)
1,445	0.05%, 06/30/2011		1,445
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $3, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $3)
3	0.01%, 06/30/2011		3
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $221, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $225)
221	0.06%, 06/30/2011		221
			2,017
	Total short-term investments
	(cost $2,017)		$2,017

	Total investments
	(cost $444,161) ▲	98.7%	$561,954
	Other assets and liabilities	1.3%	7,420
	Total net assets	100.0%	$569,374

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 44.3% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $444,374 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$130,505
Unrealized Depreciation	(12,925)
Net Unrealized Appreciation	$117,580

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2011, the aggregate value of these securities amounted to $10,199, which represents 1.79% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Deutsche Bank Securities	Sell	$391	$391	07/05/2011	$–
Danish Krone	JP Morgan Securities	Sell	46	46	07/05/2011	–
Euro	CS First Boston	Sell	120	119	07/01/2011	(1)
Euro	CS First Boston	Sell	277	276	07/05/2011	(1)
Hong Kong Dollar	JP Morgan Securities	Sell	189	189	07/05/2011	–
Japanese Yen	JP Morgan Securities	Sell	1,445	1,435	07/05/2011	(10)
Japanese Yen	Standard Chartered Bank	Sell	287	287	07/05/2011	–
Singapore Dollar	JP Morgan Securities	Sell	54	54	07/05/2011	–
Swedish Krona	Banc of America Securities	Sell	54	54	07/05/2011	–
Swiss Franc	JP Morgan Securities	Sell	99	100	07/05/2011	1
						$(11)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$15,174	$–	$15,174	$–
Banks	19,223	5,798	13,425	–
Capital Goods	93,738	30,826	62,912	–
Consumer Durables & Apparel	6,128	6,128	–	–
Consumer Services	29,376	11,992	17,384	–
Diversified Financials	31,101	25,071	6,030	–
Energy	56,895	50,425	6,470	–
Food, Beverage & Tobacco	18,186	4,981	13,205	–
Health Care Equipment & Services	8,430	8,430	–	–
Insurance	4,175	–	4,175	–
Materials	40,346	17,020	23,326	–
Media	16,463	10,722	5,741	–
Pharmaceuticals, Biotechnology & Life Sciences	15,557	15,557	–	–
Retailing	33,226	22,951	10,275	–
Semiconductors & Semiconductor Equipment	29,868	18,620	11,248	–
Software & Services	51,287	51,287	–	–
Technology Hardware & Equipment	65,072	47,667	17,405	–
Telecommunication Services	7,203	7,203	–	–
Transportation	18,489	12,154	6,335	–
Total	559,937	346,832	213,105	–
Short-Term Investments	2,017	–	2,017	–
Total	$561,954	$346,832	$215,122	$–
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts*	12	–	12	–
Total	$12	$–	$12	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford Global Growth HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $444,161)	$561,954
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	9,929
Fund shares sold	273
Dividends and interest	705
Total assets	572,862
Liabilities:
Unrealized depreciation on foreign currency contracts	12
Payables:
Investment securities purchased	2,831
Fund shares redeemed	498
Investment management fees	67
Distribution fees	4
Accrued expenses	76
Total liabilities	3,488
Net assets	$569,374
Summary of Net Assets:
Capital stock and paid-in-capital	$623,413
Accumulated undistributed net investment income	2,362
Accumulated net realized loss on investments and foreign currency transactions	(174,216)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	117,815
Net assets	$569,374
Shares authorized	3,400,000
Par value	$0.001
Class IA: Net asset value per share	$16.24
Shares outstanding	28,367
Net assets	$460,673
Class IB: Net asset value per share	$16.12
Shares outstanding	6,741
Net assets	$108,701

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$5,030
Interest	3
Less: Foreign tax withheld	(435)
Total investment income, net	4,598
Expenses:
Investment management fees	2,174
Transfer agent fees	1
Distribution fees - Class IB	143
Custodian fees	12
Accounting services fees	41
Board of Directors' fees	7
Audit fees	7
Other expenses	102
Total expenses (before fees paid indirectly)	2,487
Commission recapture	(4)
Total fees paid indirectly	(4)
Total expenses, net	2,483
Net investment income	2,115

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	55,831
Net realized gain on foreign currency contracts	235
Net realized loss on other foreign currency transactions	(130)
Net Realized Gain on Investments and Foreign Currency Transactions	55,936

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(34,942)
Net unrealized depreciation of foreign currency contracts	(5)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(34,933)
Net Gain on Investments and Foreign Currency Transactions	21,003
Net Increase in Net Assets Resulting from Operations	$23,118

The accompanying notes are an integral part of these financial statements.

10

Hartford Global Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$2,115	$1,273
Net realized gain on investments and foreign currency transactions	55,936	30,096
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(34,933)	43,323
Net Increase In Net Assets Resulting From Operations	23,118	74,692
Distributions to Shareholders:
From net investment income
Class IA	—	(1,190)
Class IB	—	(60)
Total distributions	—	(1,250)
Capital Share Transactions:
Class IA
Sold	14,377	28,002
Issued on reinvestment of distributions	—	1,190
Redeemed	(57,140)	(92,308)
Total capital share transactions	(42,763)	(63,116)
Class IB
Sold	7,131	13,416
Issued on reinvestment of distributions	—	60
Redeemed	(21,690)	(35,503)
Total capital share transactions	(14,559)	(22,027)
Net decrease from capital share transactions	(57,322)	(85,143)
Proceeds from regulatory settlements	—	239
Net Decrease In Net Assets	(34,204)	(11,462)
Net Assets:
Beginning of period	603,578	615,040
End of period	$569,374	$603,578
Accumulated undistributed (distribution in excess of) net investment income	$2,362	$247
Shares:
Class IA
Sold	889	2,031
Issued on reinvestment of distributions	—	81
Redeemed	(3,552)	(6,732)
Total share activity	(2,663)	(4,620)
Class IB
Sold	444	985
Issued on reinvestment of distributions	—	5
Redeemed	(1,354)	(2,603)
Total share activity	(910)	(1,613)

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Growth HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Global Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked

15

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12	$—	$—	$—	$—	$12
Total	$—	$12	$—	$—	$—	$—	$12

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit		Equity	Commodity	Other
	Contracts	Contracts	Contracts		Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$235		$—	$—	$—	$—	$235
Total	$—	$235		$—	$—	$—	$—	$235

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(5	$	) —	$—	$—	$—	$(5)
Total	$—	$(5	$	) —	$—	$—	$—	$(5)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may

16

fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,250	$3,693

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$247
Accumulated Capital and Other Losses*	(229,939)
Unrealized Appreciation†	152,535
Total Accumulated Deficit	$(77,157)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$82
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(82)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$67,474
2017	162,465
Total	$229,939

As of December 31, 2010, the Fund utilized $24,888 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.80%
Class IB	1.05

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

19

Hartford Global Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$220

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.04%	0.04%
Total Return Excluding Payment from Affiliate	35.59	35.26

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.31%	0.32%
Total Return Excluding Payment from Affiliate	13.83	13.54

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$182,620
Sales Proceeds Excluding U.S. Government Obligations	237,363

20

9.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $239, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Global Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$15.62	$0.06	$–	$0.56	$0.62	$–	$–	$–	$–	$0.62	$16.24
IB	15.53	0.04	–	0.55	0.59	–	–	–	–	0.59	16.12

For the Year Ended December 31, 2010
IA	13.71	0.04	–	1.91	1.95	(0.04)	–	–	(0.04)	1.91	15.62
IB	13.64	–	–	1.90	1.90	(0.01)	–	–	(0.01)	1.89	15.53

For the Year Ended December 31, 2009
IA	10.17	0.08	–	3.55	3.63	(0.09)	–	–	(0.09)	3.54	13.71
IB	10.12	0.05	–	3.53	3.58	(0.06)	–	–	(0.06)	3.52	13.64

For the Year Ended December 31, 2008
IA	22.42	0.12	–	(11.56)	(11.44)	(0.12)	(0.69)	–	(0.81)	(12.25)	10.17
IB	22.27	0.08	–	(11.47)	(11.39)	(0.07)	(0.69)	–	(0.76)	(12.15)	10.12

For the Year Ended December 31, 2007
IA	20.09	0.03	–	4.84	4.87	(0.01)	(2.53)	–	(2.54)	2.33	22.42
IB	20.02	(0.02)	–	4.81	4.79	(0.01)	(2.53)	–	(2.54)	2.25	22.27

For the Year Ended December 31, 2006
IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	–	(1.28)	1.35	20.09
IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	–	(1.21)	1.36	20.02

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

3.95	%(E)	$460,673	0.80	%(F)	0.80	%(F)	0.77	%(F)	31%
3.83	(E)	108,701	1.05	(F)	1.05	(F)	0.51	(F)	–

14.25		484,754	0.81		0.81		0.28		62
13.96		118,824	1.06		1.06		0.03		–

35.64	(G)	488,720	0.81		0.81		0.67		70
35.31	(G)	126,320	1.06		1.06		0.42		–

(52.46)		419,183	0.75		0.75		0.67		76
(52.58)		112,226	1.00		1.00		0.42		–

25.05		1,028,843	0.73		0.73		0.13		75
24.74		299,788	0.98		0.98		(0.11)		–

14.14	(G)	942,258	0.76		0.76		0.48		116
13.86	(G)	280,283	1.01		1.01		0.23		–

23

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Global Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Global Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,039.54	$4.05	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class IB	$1,000.00	$1,038.25	$5.31	$1,000.00	$1,019.59	$5.26	1.05%	181	365

27

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-GG11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Healthcare HLS Fund*

2011 Semi Annual Report

June 30, 2011

*Prior to August 5, 2011, Hartford Healthcare HLS Fund was known as Hartford Global Health HLS Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Healthcare HLS Fund
(formerly Hartford Global Health HLS Fund)

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Healthcare HLS Fund inception 05/01/2000
(formerly Hartford Global Health HLS Fund)
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Healthcare IA	18.39%	35.28%	6.23%	7.06%
Healthcare IB	18.25%	34.94%	5.96%	6.80%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%
S&P North American Health Care Sector Index	15.03%	30.94%	6.31%	4.50%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President,	Senior Vice President,	Senior Vice President,	Senior Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?

The Class IA shares of the Hartford Healthcare HLS Fund returned 18.39% for the six-month period ended June 30, 2011, outperforming its benchmark, the S&P North American Health Care Sector Index, which returned 15.03% for the same period. The Fund also outperformed the 14.71% return of the average fund in the Lipper Health and Biotechnology Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. Health Care stocks underperformed the market in 2009 and 2010 as we began the rollout of the Patient Protection and Affordable Care Act (PPACA), which created significant uncertainty, making it difficult for the market to analyze the industry’s prospects for growth and profitability. However, following Congressional election wins by Republicans in November 2010, President Obama’s administration adopted a more centrist policy, and since then many modifications have been made to the PPACA that have been favorable to the industry. These changes provided a tailwind for health care stocks towards the end of 2010 and into 2011.

Health Care stocks (+15%) outperformed both the broader U.S. market (+6%) and the global equity market (+6%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Health Services (+21%) and Specialty Pharmaceuticals/Biotechnology (+19%) gained the most while Major Pharmaceuticals (+10%) and Medical Technology (+12%) lagged the other sub-sectors.

Strong stock selection in Health Services, Specialty Pharmaceuticals/Biotechnology, and Medical Technology was the primary driver of the Fund’s benchmark-relative (i.e. performance of the Fund as measured against the benchmark) outperformance, more than offsetting weaker security selection in Major Pharmaceuticals. Sub-sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed modestly to relative performance.

Holdings of Elan (Specialty Pharmaceuticals/Biotechnology), Abiomed (Medical Technology), and UnitedHealth Group (Health Services) were the top contributors to benchmark-relative performance during the period. Continued excitement over Elan's tysabri, a drug for the treatment of Multiple Sclerosis and Crohn's disease, and bapineuzumab, a treatment for Alzheimers currently in phase 3 trials, helped drive the stock higher. In addition, the sale of the company’s drug delivery unit to Alkermes, which will allow the company to pay down debt, was viewed favorably by investors. Abiomed, a provider of medical devices for circulatory support and a continuum of care in heart recovery to acute heart failure patients, announced strong quarterly earnings and increased its full year earnings estimates. Shares of Health Care benefits and services provider UnitedHealth Group rose as the company reported strong first quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members. In addition, investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Top contributors to absolute performance (i.e. total return) also included McKesson (Health Services).

Holdings of Shionogi (Specialty Pharmaceuticals/Biotechnology), Teva Pharmaceutical Industries (Specialty Pharmaceuticals/ Biotechnology), and Biogen (Specialty Pharmaceuticals /Biotechnology) detracted from benchmark-relative performance. Japan-based Shionogi’s shares declined after the earthquake and tsunami in Japan. Additionally, shares continued to fall during the period as the company revised guidance for fiscal year 2011 down for the third time. Poor performance in the company's U.S. business segment continues to weigh on the shares. Shares of Teva Pharmaceutical Industries fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. The miss was driven largely by two plant shutdowns due to production quality issues. Shares of Biogen, a global biotechnology company, gained on strong operating results and positive developments in their drug pipeline. Not owning this stock detracted from benchmark-relative returns. Top detractors from absolute performance also included SIGA Technologies (Specialty Pharmaceuticals/Biotechnology).
What is the outlook?

Health care stocks have outperformed the broader market year-to-date as many modifications have been made to the Patient Protection and Affordable Care Act (PPACA) which have been favorable to the industry, with President Obama’s administration adopting a more centrist policy. We continue to expect additional dilutions to the plan and delays in

3

implementation which, along with a stabilization in the decline of commercial health insurance numbers, should be positive for the sector. These benefits will likely be somewhat offset by increased pressure on reimbursement rates from Medicare and Medicaid, as the government seeks to reign in spending and reduce the deficit.

While the passage of the PPACA will have an impact on the health care industry in the United States, the bill fails to address the major problem within the industry – rising costs. We expect that some of the proposals to address this issue made by the bi-partisan panel appointed by President Obama will find their way into modifications made to the legislation. While we are confident with the Fund’s positioning, we will continue to closely monitor industry developments and make adjustments to the Fund as needed.

Against this backdrop, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry	Net Assets
Biotechnology	18.4%
Drug Retail	2.9
Health Care Distributors	11.6
Health Care Equipment	17.5
Health Care Facilities	0.9
Health Care Technology	0.3
Life Sciences Tools & Services	6.1
Managed Health Care	12.0
Pharmaceuticals	30.1
Short-Term Investments	0.2
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of June 30, 2011
Percentage of
Country	Net Assets
Belgium	1.0%
China	1.3
Denmark	0.3
Hong Kong	0.5
India	0.4
Ireland	2.9
Israel	2.9
Italy	0.5
Japan	5.6
Netherlands	1.0
Spain	0.3
United Kingdom	0.7
United States	82.4
Short-Term Investments	0.2
Other Assets and Liabilities	–
Total	100.0%

4

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Schedule of Investments June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.8%
	Biotechnology - 18.4%
109	3SBio, Inc. ADR ●	$1,898
147	Achillion Pharmaceuticals, Inc. ●	1,097
36	Acorda Therapeutics, Inc. ●	1,157
108	Alkermes, Inc. ●	2,015
33	Amgen, Inc. ●	1,943
179	Amylin Pharmaceuticals, Inc. ●	2,390
63	Ardea Biosciences, Inc. ●	1,614
92	Arena Pharmaceuticals, Inc. ●	125
78	Celgene Corp. ●	4,705
9	Cephalon, Inc. ●	751
230	Exelixis, Inc. ●	2,063
95	Immunogen, Inc. ●	1,158
159	Incyte Corp. ●	3,018
113	Inhibitex, Inc. ●	445
31	Ironwood Pharmaceuticals, Inc. ●	484
45	Onyx Pharmaceuticals, Inc. ●	1,599
13	Pharmasset, Inc. ●	1,472
235	PharmAthene, Inc. ●	691
74	Progenics Pharmaceuticals, Inc. ●	533
63	Regeneron Pharmaceuticals, Inc. ●	3,595
84	Rigel Pharmaceuticals, Inc. ●	771
195	Seattle Genetics, Inc. ●	4,010
96	Siga Technologies, Inc. ●	940
15	Targacept, Inc. ●	316
71	Trius Therapeutics, Inc. ●	560
21	Vertex Pharmaceuticals, Inc. ●	1,076
		40,426
	Drug Retail - 2.9%
172	CVS/Caremark Corp.	6,455

	Health Care Distributors - 11.6%
110	Amerisource Bergen Corp.	4,533
204	Cardinal Health, Inc.	9,266
141	McKesson Corp.	11,803
		25,602
	Health Care Equipment - 17.5%
197	Abiomed, Inc. ●	3,187
133	China Medical Technologies, Inc. ADR ●	1,027
115	Covidien plc	6,106
36	Dexcom, Inc. ●	520
20	DiaSorin S.p.A.	974
36	Heartware International, Inc. ●	2,689
72	Hologic, Inc. ●	1,460
181	Medtronic, Inc.	6,966
106	St. Jude Medical, Inc.	5,064
130	Stereotaxis, Inc. ●	456
81	Tornier N.V. ●	2,194
2,594	Trauson Holdings Co., Ltd.	1,037
145	Volcano Corp. ●	4,672
32	Zimmer Holdings, Inc. ●	2,041
		38,393
	Health Care Facilities - 0.9%
29	HCA Holdings, Inc. ●	954
60	Vanguard Health Systems, Inc. ●	1,028
		1,982
	Health Care Technology - 0.3%
32	Allscripts Healthcare Solutions, Inc. ●	627

	Life Sciences Tools & Services - 6.1%
62	Agilent Technologies, Inc. ●	3,184
51	Life Technologies Corp. ●	2,676
87	PAREXEL International Corp. ●	2,059
8	PerkinElmer, Inc.	226
81	Thermo Fisher Scientific, Inc. ●	5,216
		13,361
	Managed Health Care - 12.0%
95	Aetna, Inc.	4,207
92	CIGNA Corp.	4,737
229	UnitedHealth Group, Inc.	11,823
62	Wellcare Health Plans, Inc. ●	3,203
32	Wellpoint, Inc.	2,529
		26,499
	Pharmaceuticals - 30.1%
10	Alk-Abello A/S	636
62	Almirall S.A.	660
32	AstraZeneca plc ADR	1,577
48	Auxilium Pharmaceuticals, Inc. ●	949
135	Bristol-Myers Squibb Co.	3,918
188	Daiichi Sankyo Co., Ltd.	3,674
28	Dr. Reddy's Laboratories Ltd. ADR	965
89	Eisai Co., Ltd.	3,457
560	Elan Corp. plc ADR ●	6,364
37	Eli Lilly & Co.	1,374
190	Forest Laboratories, Inc. ●	7,463
164	Medicines Co. ●	2,714
196	Merck & Co., Inc.	6,899
79	Mylan, Inc. ●	1,951
10	Ono Pharmaceutical Co., Ltd.	535
75	Optimer Pharmaceuticals, Inc. ●	890
224	Pfizer, Inc.	4,604
282	Shionogi & Co., Ltd.	4,615
27	Simcere Pharmaceutical Group ●	266
132	Teva Pharmaceutical Industries Ltd. ADR	6,374
49	UCB S.A.	2,209
53	Watson Pharmaceuticals, Inc. ●	3,670
75	Xenoport, Inc. ●	530
		66,294

	Total common stocks
	(cost $179,443)	$219,639

	Total long-term investments
	(cost $179,443)	$219,639

The accompanying notes are an integral part of these financial statements.

5

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $41,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $42)
$41	0.05%, 06/30/2011		$41
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $31,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $32)
31	0.05%, 06/30/2011		31
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $302,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $308)
302	0.05%, 06/30/2011		302
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $1, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $1)
1	0.01%, 06/30/2011		1
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $46, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $47)
46	0.06%, 06/30/2011		46
			421
	Total short-term investments
	(cost $421)		$421

	Total investments
	(cost $179,864) ▲	100.0%	$220,060
	Other assets and liabilities	–%	38
	Total net assets	100.0%	$220,098

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.4% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $182,140 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,614
Unrealized Depreciation	(10,694)
Net Unrealized Appreciation	$37,920

●	Currently non-income producing.

Foreign Currency Contracts Outstanding at June 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	JP Morgan Securities	Sell	$5,706	$5,631	08/05/2011	$(75)
						$(75)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

6

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Investment Valuation Hierarchy Level Summary June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$219,639	$201,842	$17,797	$–
Short-Term Investments	421	–	421	–
Total	$220,060	$201,842	$18,218	$–
Liabilities:
Foreign Currency Contracts *	75	–	75	–
Total	$75	$–	$75	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Assets and Liabilities June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $179,864)	$220,060
Cash	—
Receivables:
Fund shares sold	286
Dividends and interest	240
Total assets	220,586
Liabilities:
Unrealized depreciation on foreign currency contracts	75
Payables:
Investment securities purchased	28
Fund shares redeemed	326
Investment management fees	31
Distribution fees	3
Accrued expenses	25
Total liabilities	488
Net assets	$220,098
Summary of Net Assets:
Capital stock and paid-in-capital	$197,715
Accumulated undistributed net investment income	1,112
Accumulated net realized loss on investments and foreign currency transactions	(18,853)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	40,124
Net assets	$220,098
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$16.45
Shares outstanding	9,744
Net assets	$160,257
Class IB: Net asset value per share	$16.10
Shares outstanding	3,718
Net assets	$59,841

The accompanying notes are an integral part of these financial statements.

8

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Operations For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,401
Interest	—
Less: Foreign tax withheld	(39)
Total investment income, net	1,362

Expenses:
Investment management fees	862
Transfer agent fees	2
Distribution fees - Class IB	71
Custodian fees	4
Accounting services fees	10
Board of Directors' fees	3
Audit fees	4
Other expenses	32
Total expenses (before fees paid indirectly)	988
Commission recapture	(1)
Total fees paid indirectly	(1)
Total expenses, net	987
Net investment income	375

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	11,039
Net realized loss on foreign currency contracts	(591)
Net realized loss on other foreign currency transactions	(12)
Net Realized Gain on Investments and Foreign Currency Transactions	10,436

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	22,692
Net unrealized appreciation of foreign currency contracts	595
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	23,288
Net Gain on Investments and Foreign Currency Transactions	33,724
Net Increase in Net Assets Resulting from Operations	$34,099

The accompanying notes are an integral part of these financial statements.

9

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$375	$958
Net realized gain on investments and foreign currency transactions	10,436	6,222
Net unrealized appreciation of investments and foreign currency transactions	23,288	5,944
Net Increase In Net Assets Resulting From Operations	34,099	13,124
Distributions to Shareholders:
From net investment income
Class IA	—	(235)
Class IB	—	(15)
Total distributions	—	(250)
Capital Share Transactions:
Class IA
Sold	19,154	15,131
Issued on reinvestment of distributions	—	235
Redeemed	(20,900)	(41,364)
Total capital share transactions	(1,746)	(25,998)
Class IB
Sold	7,256	7,720
Issued on reinvestment of distributions	—	15
Redeemed	(11,718)	(19,685)
Total capital share transactions	(4,462)	(11,950)
Net decrease from capital share transactions	(6,208)	(37,948)
Net Increase (Decrease) In Net Assets	27,891	(25,074)
Net Assets:
Beginning of period	192,207	217,281
End of period	$220,098	$192,207
Accumulated undistributed (distribution in excess of) net investment income	$1,112	$737
Shares:
Class IA
Sold	1,218	1,133
Issued on reinvestment of distributions	—	17
Redeemed	(1,369)	(3,124)
Total share activity	(151)	(1,974)
Class IB
Sold	481	593
Issued on reinvestment of distributions	—	1
Redeemed	(785)	(1,520)
Total share activity	(304)	(926)

The accompanying notes are an integral part of these financial statements.

10

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Healthcare HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

11

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

12

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

13

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

14

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$75	$—	$—	$—	$—	$75
Total	$—	$75	$—	$—	$—	$—	$75

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(591)	$—	$—	$—	$—	$(591)
Total	$—	$(591)	$—	$—	$—	$—	$(591)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$595	$—	$—	$—	$—	$595
Total	$—	$595	$—	$—	$—	$—	$595

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

15

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$250	$971
Long-Term Capital Gains*	—	275

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC code Sec. 852(b)(3)(C).

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$68
Accumulated Capital and Other Losses*	(27,013)
Unrealized Appreciation†	15,229
Total Accumulated Deficit	$(11,716)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,   RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund had no reclassifications.

16

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$24,376
Total	$24,376

As of December 31, 2010, the Fund utilized $4,007 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:
Amount
Long-Term Capital Gain	$2,637

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

17

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.90%
Class IB	1.15

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution

18

plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$23

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	22.70	22.39

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	10.16	10.88

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$57,176
Sales Proceeds Excluding U.S. Government Obligations	64,142

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12.	Subsequent Events:

Effective August 5, 2011, the name of the Fund was changed to “Hartford Healthcare HLS Fund.”

20

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21

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Financial Highlights
– Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$13.89	$0.03	$–	$2.53	$2.56	$–	$–	$–	$–	$2.56	$16.45
IB	13.61	0.02	–	2.47	2.49	–	–	–	–	2.49	16.10

For the Year Ended December 31, 2010
IA	12.99	0.08	–	0.84	0.92	(0.02)	–	–	(0.02)	0.90	13.89
IB	12.74	0.04	–	0.83	0.87	–	–	–	–	0.87	13.61

For the Year Ended December 31, 2009
IA	10.66	0.07	–	2.35	2.42	(0.07)	(0.02)	–	(0.09)	2.33	12.99
IB	10.46	0.03	–	2.31	2.34	(0.04)	(0.02)	–	(0.06)	2.28	12.74

For the Year Ended December 31, 2008
IA	15.39	0.06	–	(3.99)	(3.93)	(0.06)	(0.74)	–	(0.80)	(4.73)	10.66
IB	15.11	0.02	–	(3.91)	(3.89)	(0.02)	(0.74)	–	(0.76)	(4.65)	10.46

For the Year Ended December 31, 2007
IA	16.84	0.03	–	0.99	1.02	(0.02)	(2.45)	–	(2.47)	(1.45)	15.39
IB	16.59	(0.02)	–	0.99	0.97	–	(2.45)	–	(2.45)	(1.48)	15.11

For the Year Ended December 31, 2006
IA	17.66	0.02	–	1.75	1.77	(0.01)	(2.58)	–	(2.59)	(0.82)	16.84
IB	17.47	(0.02)	–	1.72	1.70	–	(2.58)	–	(2.58)	(0.88)	16.59

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

– Ratios and Supplemental Data –

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

18.39	%(E)	$160,257	0.90	%(F)	0.90	%(F)	0.44	%(F)	28%
18.25	(E)	59,841	1.15	(F)	1.15	(F)	0.19	(F)	–

7.10		137,454	0.90		0.90		0.55		32
6.84		54,753	1.15		1.15		0.30		–

22.72	(G)	154,216	0.91		0.91		0.51		73
22.41	(G)	63,065	1.16		1.16		0.26		–

(25.56)		179,087	0.88		0.88		0.42		57
(25.75)		62,080	1.13		1.13		0.17		–

6.12		289,561	0.87		0.87		0.16		39
5.86		105,898	1.12		1.12		(0.09)		–

11.19	(G)	319,896	0.88		0.88		0.11		34
10.91	(G)	119,000	1.13		1.13		(0.13)		–

23

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Healthcare HLS Fund (formerly Hartford Global Health HLS Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,183.91	$4.87	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class IB	$1,000.00	$1,182.45	$6.22	$1,000.00	$1,019.09	$5.76	1.15%	181	365

27

The Hartford P.O. Box 5085 Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.
HLSSAR-GH11 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Global Research HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Global Research HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Global Research HLS Fund inception 01/31/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/31/08 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

			Since
	6 Month†	1 Year	Inception
Global Research IA	5.42%	34.87%	2.28%
Global Research IB	5.29%	34.53%	2.03%
MSCI All Country World Index	4.99%	30.77%	0.56%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President, Associate Director of Global Industry Research	Director, Director of Global Industry Research

How did the Fund perform?

The Class IA shares of the Hartford Global Research HLS Fund returned 5.42% for the six-month period ended June 30, 2011, outperforming its benchmark, the MSCI All Country World Index, which returned 4.99% for the same period. The Fund underperformed the 6.05% return of the average fund in the Lipper Global Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth later in the period. Investors became increasingly concerned that policy tightening in Europe would negatively impact global economic growth.

All ten sectors of the MSCI All Country World Index rose during the period. Health Care (+13%), Consumer Staples (+8%), and Energy (+8%) rose the most while returns in Information Technology (0%), Materials (+1%), and Financials (+1%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in seven of ten sectors. Stock selection was strongest in Information Technology, Financials, and Health Care while selection in Materials, Energy, and Consumer Staples detracted the most from relative performance. Sector allocation detracted slightly from relative performance due in part to a slight overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Information Technology sector.

Top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) and absolute (i.e. total return) performance during the period included Elan (Health Care), UnitedHealth Group (Health Care), and Lorillard (Consumer Staples). Shares of Elan, a neuroscience-based biotechnology company, rose strongly on the announcement that biotechnology company Alkermes, Inc. plans to acquire Elan's drug delivery business unit, Elan Drug Technologies. Shares of UnitedHealth Group, a health care benefits and services provider, rose as the company reported strong fourth quarter earnings.

UnitedHealth beat analysts' estimates, driven in part by reduced use of services by its members. Investors also looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Shares of Lorillard, a cigarette producer whose Newport brand is the best-selling menthol cigarette, soared as a report said menthol cigarettes were no more harmful to smokers than non-mentholated cigarettes.

The largest detractors from benchmark-relative and absolute returns were Huabao International Holdings (Materials), Sino-Forest (Materials), and Central European Distribution (Consumer Staples). Shares of Huabao International Holdings, the dominant cigarette flavor manufacturer in China, dropped as the company has been losing share and it recently brought down its growth guidance. Shares of Sino-Forest, a leading commercial forest plantation operator in China, fell after a report raised several questions with regard to Sino-Forest's business practices and asset base. Shares of Central European Distribution, central Europe's largest integrated spirit beverages business and leading vodka producer, dropped sharply as fourth quarter 2010 earnings disappointed investors due to higher than expected investments in Poland and a production stoppage in Russia.

What is the outlook?

While the global expansion continues we believe that it is faced with a growing list of risks, including the tsunami, earthquake, and recovery in Japan, political tensions in the Middle East and North Africa regions, rekindled concern over sovereign debt contagion in Europe, and recent weakness in both consumer and manufacturing data globally. Despite these macroeconomic headwinds, we feel that corporate earnings remain a bright spot.

The Fund ended the period most overweight the Information Technology, Health Care, and Materials sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Industrials, Energy, and Consumer Discretionary sectors relative to the MSCI All Country World Index. The Fund’s largest absolute weightings were in the Financials, Energy, and Information Technology sectors.

* Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

3

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.5%
Banks (Financials)	10.0
Capital Goods (Industrials)	5.4
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	0.3
Diversified Financials (Financials)	4.7
Energy (Energy)	10.5
Food & Staples Retailing (Consumer Staples)	1.3
Food, Beverage & Tobacco (Consumer Staples)	7.4
Health Care Equipment & Services (Health Care)	2.9
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	3.5
Materials (Materials)	10.1
Media (Consumer Discretionary)	2.1
Other Investment Pools and Funds (Financials)	0.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.0
Real Estate (Financials)	2.5
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	7.3
Technology Hardware & Equipment (Information Technology)	3.3
Telecommunication Services (Services)	4.5
Transportation (Industrials)	2.5
Utilities (Utilities)	4.2
Short-Term Investments	0.3
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Country
as of June 30, 2011
Percentage of
Country	Net Assets
Argentina	0.1%
Australia	1.8
Austria	0.1
Belgium	0.5
Brazil	3.9
Canada	4.1
China	0.5
Denmark	0.5
Egypt	0.1
Finland	0.1
France	5.0
Germany	1.8
Hong Kong	3.6
India	1.7
Indonesia	0.3
Ireland	0.6
Israel	0.7
Italy	0.5
Japan	7.2
Jersey	0.3
Kazakhstan	0.1
Liechtenstein	0.2
Luxembourg	0.3
Malaysia	0.4
Mexico	0.4
Netherlands	1.2
Norway	1.5
Papua New Guinea	0.1
Philippines	0.4
Poland	0.2
Russia	0.4
Singapore	1.3
South Africa	0.3
South Korea	1.0
Spain	0.4
Sweden	0.1
Switzerland	2.4
Taiwan	0.4
Thailand	0.3
Turkey	0.1
United Kingdom	6.9
United States	47.8
Short-Term Investments	0.3
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Global Research HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3%
	Argentina - 0.1%
2	YPF Sociedad Anonima ADR	$85

	Australia - 1.8%
8	Aquarius Platinum Ltd.	39
31	Aston Resources Ltd. ●	294
8	Billabong International Ltd.	55
17	Commonwealth Property Office Fund	17
34	Dexus Property Group	32
3	Energy Resources of Australia Ltd.	12
15	Fortescue Metals Group Ltd.	100
9	GPT Group	31
30	Insurance Australia Group	111
48	Karoon Gas Australia Ltd. ●	272
2	Rio Tinto Ltd.	194
7	Transurban Group	42
8	Wesfarmers Ltd.	269
4	Westfield Group	36
4	Westfield Retail Trust	11
10	Woolworths Ltd.	290
		1,805
	Austria - 0.1%
2	OMV AG	100

	Belgium - 0.5%
143	Ageas	386
4	UCB S.A.	172
		558
	Brazil - 3.7%
1	Aliansce Shopping	9
47	Banco Santander Brasil S.A.	552
15	BR Malls Participacoes S.A.	172
1	BR Properties S.A.	10
–	Brasil Insurance Participacoes e Administracao S.A	119
5	Cetip S.A. - Balcao Organizado	80
–	Cetip S.A. - Balcao Organizado - Receipt Shares ⌂●	1
12	Cia Brasileira de Meios de Pagamentos	286
22	Companhia Energetica de Minas Gerais ADR	445
2	Cyrela Commercial Properties S.A. EmpreendimentoseParticicpacoes	14
26	Itau Unibanco Banco Multiplo S.A. ADR	609
9	Localiza Rent a Car S.A.	157
7	OGX Petroleo e Gas Participacoes S.A. ●	62
24	Petroleo Brasileiro S.A. ADR	813
9	Redecard S.A.	139
1	Rossi Residencial S.A.	7
2	Tim Participacoes S.A. ADR	89
8	Tractebel Energia S.A.	147
		3,711
	Canada - 4.1%
3	Barrick Gold Corp.	131
4	Brookfield Asset Management, Inc.	139
1	Canadian Apartment Properties	16
9	Canadian Natural Resources Ltd. ADR	393
22	Cott Corp. ●	181
3	EnCana Corp. ADR	102
1	First Quantum Minerals Ltd.	109
1	Fortress Paper Ltd. ●	46
2	GLG Life Technology Corp. ●	14
4	Goldcorp, Inc.	179
11	Imperial Oil Ltd.	519
19	Kinross Gold Corp.	302
23	Lundin Mining Corp. ●	177
7	Methanex Corp.	226
3	Methanex Corp. ADR	100
6	National Bank of Canada	519
3	Nexen, Inc.	70
1	RioCan Real Estate Investment Trust	24
135	Sino Forest Corp. Class A ●	447
6	Suncor Energy, Inc.	216
3	Teck Cominco Ltd. Class B	176
–	Thomson Reuters Corp.	9
5	Vitran Corp., Inc. ●	58
		4,153
	China - 0.5%
1	Baidu, Inc. ADR ●	167
7	BBMG Corp.	11
31	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd.	60
1	Longtop Financial Technologies Ltd. ⌂●†	11
1	New Oriental Education & Technology Group, Inc. ADR ●	83
45	Stella International	113
38	Zhejiang Expressway Co., Ltd.	29
3	Zhongpin, Inc. ●	34
		508
	Denmark - 0.5%
–	Alk-Abello A/S	19
4	Bank Nordik P/F	80
13	DSV A/S	304
1	Gronlandsbanken	106
1	H. Lundbeck A/S	35
		544
	Egypt - 0.1%
23	Orascom Telecom Holding SAE GDR	81

	Finland - 0.1%
3	Elisa Oyj	73
3	Tikkurila Oy	58
		131
	France - 5.0%
16	AXA S.A.	360
11	BNP Paribas	857
2	Bourbon S.A.	94
2	Electricite de France	63
15	Gaz de France	536
11	Groupe Danone	858
1	Icade	138
2	LVMH Moet Hennessy Louis Vuitton S.A.	428
9	Peugeot S.A.	397
3	Pinault-Printemps-Redoute S.A.	469
2	Publicis Groupe	123
6	Renault S.A.	327
3	Safran S.A.	148
–	Unibail-Rodamco SE	60
2	Vinci S.A.	150

The accompanying notes are an integral part of these financial statements.

5

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	France - 5.0% - (continued)
2	Vivendi S.A.	$42
		5,050
	Germany - 1.8%
1	Alstria Office REIT AG	19
5	BASF SE	499
1	Brenntag AG	121
51	Commerzbank AG	221
5	E.On AG	143
–	GSW Immobilien AG ●	16
2	HeidelbergCement AG	113
4	Siemens AG	598
1	Software AG	44
1	Stroer Out-of-Home Media AG ●	21
		1,795
	Hong Kong - 3.6%
64	AAC Acoustic Technologies	150
8	Agile Property Holdings Ltd.	12
155	AMVIG Holdings Ltd.	117
104	Anta Sports Products Ltd.	187
18	ASM Pacific Technology	247
41	Beijing Enterprises Holdings Ltd.	214
64	Belle International Holdings Ltd.	136
5	Cheung Kong Infrastructure	26
235	China Green Holdings Ltd.	150
5	China Overseas Grand Oceans Group Ltd.	7
8	China Overseas Land & Investment Ltd.	16
205	China Unicom Ltd.	416
26	China Yurun Food Group Ltd.	74
20	ENN Energy Holdings Ltd.	68
458	Greenheart Group Ltd. ●	63
287	Guangdong Investment Ltd.	153
40	Hang Lung Properties Ltd.	165
13	HongKong Land Holdings Ltd.	89
606	Huabao International Holdings Ltd.	551
98	International Mining Machinery	94
7	Lifestyle International	20
9	Link REIT	32
77	Mongolian Mining Corp. ●	95
91	Nine Dragons Paper Holdings	80
124	Ontime Department Store	212
228	Rexlot Holdings Ltd.	22
34	Sa Sa International Holdings Ltd.	22
4	Sun Hung Kai Properties Ltd.	54
110	Trinity Ltd.	111
21	Xingda International Holdings	21
		3,604
	India - 1.7%
7	Aban Offshore Ltd.	86
10	Bajaj Hindusthan Ltd.	15
48	Bharti Televentures	428
7	Corp. Bank	79
24	Indian Overseas Bank	80
74	Infrastructure Development Finance Co., Ltd. ●	217
51	Karnataka Bank Ltd.	150
20	Power Grid Corp. of India Ltd.	49
7	Reliance Industries Ltd.	138
7	Reliance Industries Ltd. GDR ■	295
29	UCO Bank ●	62
12	Union Bank of India	81
		1,680
	Indonesia - 0.3%
10	Indo Tambangraya Megah PT	52
268	PT Bisi International Tbk	41
323	PT Bumi Resources Tbk	111
4	PT Telekomunikasi Indonesia ADR	121
		325
	Ireland - 0.6%
4	CRH plc	86
38	Elan Corp. plc ADR ●	434
5	FBD Holdings	57
		577
	Israel - 0.7%
15	Teva Pharmaceutical Industries Ltd. ADR	747

	Italy - 0.5%
5	Banca Popolare dell'Etruria e del Lazio	15
52	Enel S.p.A.	337
3	Eni S.p.A. ADR	123
13	Snam Rete Gas S.p.A.	74
		549
	Japan - 7.2%
10	Asahi Kasei Corp.	68
1	Astellas Pharma, Inc.	43
13	Bridgestone Corp.	304
4	Chubu Electric Power Co., Inc.	71
15	Daiichi Sankyo Co., Ltd.	288
4	Dainippon Screen Manufacturing Co., Ltd.	30
1	Daito Trust Construction Co., Ltd.	123
3	DeNa Co., Ltd.	142
2	Disco Corp.	138
10	Eisai Co., Ltd.	407
–	Fanuc Corp.	67
–	Fuji Media Holdings, Inc.	37
42	Hitachi Ltd.	249
4	IBJ Leasing Co., Ltd.	95
–	Inpex Corp.	466
1	JS Group Corp.	28
2	JSR Corp.	33
–	Kakaku.com, Inc.	218
2	Komatsu Ltd.	64
3	Matsui Securities Co., Ltd.	15
71	Mazda Motor Corp.	187
3	Mitsubishi Estate Co., Ltd.	59
177	Mitsubishi UFJ Financial Group, Inc.	860
6	Mitsui & Co., Ltd.	102
9	Mitsui Fudosan Co., Ltd.	149
–	Ono Pharmaceutical Co., Ltd.	19
–	Rakuten, Inc.	238
6	Shin-Etsu Chemical Co., Ltd.	321
14	Shionogi & Co., Ltd.	230
27	Showa Denko K.K.	55
–	SMC Corp.	50
4	Softbank Corp.	153
12	Stanley Electric Co., Ltd.	209
153	Sumitomo Metal Industries	344
2	The Okinawa Electric Power Co., Inc.	95
14	Tokai Rika Co., Ltd.	275

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Japan - 7.2% - (continued)
40	Tokyo Gas Co., Ltd.	$179
10	Toyoda Gosei Co., Ltd.	223
4	Toyota Boshoku Corp.	66
15	Toyota Motor Corp.	602
10	Ube Industries Ltd.	30
		7,332
	Jersey - 0.3%
38	Glencore International plc ●	303

	Kazakhstan - 0.1%
5	Kazmunaigas Exploration §	110

	Liechtenstein - 0.2%
1	Verwalt & Privat-Bank AG	164

	Luxembourg - 0.3%
2	Millicom International Cellular SDR	171
66	Samsonite International S.A. ●	125
1	SES Global S.A.	40
		336
	Malaysia - 0.4%
187	AirAsia Berhad	218
78	Axiata Group Berhad	130
86	Masterskill Education Group	56
		404
	Mexico - 0.4%
4	America Movil S.A. de C.V. ADR	194
27	Grupo Modelo S.A.B.	163
		357
	Netherlands - 1.2%
3	Akzo Nobel N.V.	172
4	ASML Holding N.V.	154
4	ASML Holding N.V. ADR	140
3	Elsevier N.V.	36
–	Eurocommercial Properties N.V.	12
2	European Aeronautic Defence and Space Co. N.V.	57
20	ING Groep N.V. ●	242
9	ING Groep N.V. ADR ●	110
1	Koninklijke DSM N.V.	58
6	SBM Offshore N.V.	158
5	VimpelCom Ltd. ADR	64
1	Wolters Kluwer N.V.	32
1	Yandex N.V. ●	18
		1,253
	Norway - 1.5%
23	Aker Drilling ASA ●	73
25	DNB Nor ASA	352
6	Frontline Ltd.	83
17	Statoil ASA	439
26	Storebrand ASA	221
21	Telenor ASA	352
		1,520
	Papua New Guinea - 0.1%
20	Oil Search Ltd.	144

	Philippines - 0.4%
219	Metropolitan Bank and Trust	355
1	Philippine Long Distance Telephone Co. ADR	56
		411
	Poland - 0.2%
1	Powszechny Zakland Ubezpieczen S.A.	171
1	Warsaw Stock Exchange ●	26
		197
	Russia - 0.4%
6	Mobile Telesystems OJSC ADR	108
24	OAO Gazprom Class S ADR	346
		454
	Singapore - 1.3%
64	Capitacommercial Trust	76
367	China Minzhong Food Corp., Ltd. ●	449
55	Ezra Holdings Ltd.	67
76	Hutchinson Port Holdings Trust ●	64
14	Indofood Agri Resources Ltd. ●	19
11	Olam International Ltd.	25
69	Oversea-Chinese Banking Corp., Ltd.	525
97	Tiger Airways Holdings Ltd. ●	94
		1,319
	South Africa - 0.3%
6	MTN Group Ltd.	134
3	Sasol Ltd. ADR	153
		287
	South Korea - 1.0%
6	Hana Financial Holdings	221
5	Hynix Semiconductor, Inc.	115
3	KT Corp. ADR	67
1	LG Household & Health Care Ltd.	280
–	Samsung Electronics Co., Ltd.	228
3	SK Telecom Co., Ltd. ADR	53
		964
	Spain - 0.4%
3	Almirall S.A.	35
3	Industria de Diseno Textil S.A.	242
26	Mapletree Industries NPV	25
83	SOS Corporacion Alimentaria S.A.	64
		366
	Sweden - 0.1%
2	Swedish Match Ab	56

	Switzerland - 2.4%
7	Bank Sarasin & Cie AG	260
1	Banque Cantonale Vaudoise	309
3	CIE Financiere Richemont S.A.	187
12	Julius Baer Group Ltd.	495
–	PSP Swiss Property	24
1	Roche Holding AG	140
–	Swiss Prime Site AG	16
7	Swiss Re Ltd. ●	383
37	UBS AG	667
		2,481
	Taiwan - 0.4%
47	Advanced Semiconductor Engineering, Inc.	52
25	Chroma Ate, Inc.	80
4	High Technology Computer Corp.	119
67	Synnex Technology International Corp.	162
		413

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	Thailand - 0.3%
42	Bangkok Bank plc	$218
30	Thai Oil plc	73
		291
	Turkey - 0.1%
80	Turkiye Sinai Kalkinma Bankasi A.S.	128

	United Kingdom - 6.9%
58	Aberdeen Asset Management plc	208
15	Anglo American plc	768
4	Antofagasta	92
4	AstraZeneca plc	176
3	AstraZeneca plc ADR	173
104	Barclays Bank plc	427
10	BBA Aviation plc	35
32	BG Group plc	717
6	BHP Billiton plc	230
29	BP plc	215
4	BP plc ADR	162
11	British American Tobacco plc	475
4	British Land Co. plc	37
5	Britvic plc	29
3	Capital & Counties Properties plc	11
2	Croda International plc	59
2	Great Portland Estates plc	17
34	HSBC Holdings plc	341
5	Imperial Tobacco Group plc	156
7	International Power plc	35
9	Land Securities Group plc	124
12	National Grid plc	119
2	Pearson plc	43
14	Prudential plc	167
1	Reed Elsevier Capital, Inc.	11
16	Rexam plc	100
5	Rio Tinto plc	370
8	Rolls-Royce Holdings plc	80
4	Severn Trent plc	98
31	Standard Chartered plc	821
66	Tesco plc	428
80	Vodafone Group plc	211
3	Xstrata plc	55
		6,990
	United States - 47.7%
8	Accenture plc	485
1	ACE Ltd.	58
1	Acorda Therapeutics, Inc. ●	42
3	Activision Blizzard, Inc.	29
1	ADTRAN, Inc.	56
3	Aetna, Inc.	113
3	Agilent Technologies, Inc. ●	152
1	Air Products and Chemicals, Inc.	142
2	Akamai Technologies, Inc. ●	66
–	Alexandria Real Estate Equities, Inc.	23
10	Alkermes, Inc. ●	188
2	Alliance Data Systems Corp. ●	202
1	Alpha Natural Resources, Inc. ●	45
3	Amazon.com, Inc. ●	592
4	American Assets Trust, Inc.	88
–	American Campus Communities, Inc.	12
2	American International Group, Inc. ●	56
2	American Tower Corp. Class A ●	93
6	Ameriprise Financial, Inc.	345
1	Amerisource Bergen Corp.	55
1	AMETEK, Inc.	65
1	Amgen, Inc. ●	60
14	Amylin Pharmaceuticals, Inc. ●	189
7	Anadarko Petroleum Corp.	548
–	Analog Devices, Inc.	11
3	AON Corp.	144
3	Apple, Inc. ●	1,088
10	Applied Micro Circuits Corp. ●	87
5	Arcos Dorados Holdings, Inc.	96
2	Ariba, Inc. ●	76
1	Aruba Networks, Inc. ●	32
13	Automatic Data Processing, Inc.	677
2	Auxilium Pharmaceuticals, Inc. ●	31
6	Avago Technologies Ltd.	226
–	Avalonbay Communities, Inc.	16
97	Bank of America Corp.	1,059
25	BB&T Corp.	674
1	BlackRock, Inc.	113
3	BMC Software, Inc. ●	161
4	Boeing Co.	300
–	Boston Properties, Inc.	45
11	Boston Scientific Corp. ●	78
–	BRE Properties	24
11	Bristol-Myers Squibb Co.	318
1	Brookdale Senior Living, Inc. ●	27
2	Cabot Oil & Gas Corp.	131
3	Calpine Corp. ●	44
–	Camden Property Trust	24
3	Cardinal Health, Inc.	136
1	Carlisle Cos., Inc.	36
3	Carpenter Technology Corp.	178
1	Caterpillar, Inc.	139
2	Cavium, Inc. ●	68
1	CBS Corp. Class B	31
1	Celanese Corp.	40
2	Celgene Corp. ●	135
23	Cental Euro Distribution Corp. ●	252
–	Cephalon, Inc. ●	35
1	CF Industries Holdings, Inc.	86
1	Charm Communications, Inc. ●	10
6	Chesapeake Energy Corp.	173
2	CIGNA Corp.	91
2	Citizens & Northern Corp.	24
48	Citizens Republic Bancorp, Inc. ●	33
3	Citrix Systems, Inc. ●	228
2	Coach, Inc.	128
18	Cobalt International Energy ●	243
14	Comcast Corp. Class A	358
6	Comcast Corp. Special Class A	156
6	Consol Energy, Inc.	304
3	Con-way, Inc.	108
3	Cooper Industries plc Class A	203
5	Covenant Transport ●	37
6	Covidien plc	338
1	Cree, Inc. ●	45
3	Crown Castle International Corp. ●	110

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	United States - 47.7% - (continued)
10	CVS/Caremark Corp.	$357
4	Danaher Corp.	206
–	Digital Realty Trust, Inc.	30
2	DirecTV Class A ●	88
1	Discovery Communications, Inc. ●	41
1	Douglas Emmett, Inc.	23
1	Dover Corp.	50
7	Dow Chemical Co.	235
1	DreamWorks Animation SKG, Inc. ●	22
1	Duke Realty, Inc.	14
1	Eastman Chemical Co.	75
18	eBay, Inc. ●	574
10	Eli Lilly & Co.	370
18	EMC Corp. ●	504
–	Emeritus Corp. ●	6
3	Emerson Electric Co.	152
4	Emulex Corp. ●	35
2	EOG Resources, Inc.	202
–	Equinix, Inc. ●	14
–	Equity Lifestyle Properties, Inc.	13
6	Euronet Worldwide, Inc. ●	91
7	Exelixis, Inc. ●	64
1	Exlservice Holdings, Inc. ●	33
2	Expeditors International of Washington, Inc.	101
4	Exxon Mobil Corp.	344
1	F5 Networks, Inc. ●	71
4	FedEx Corp.	356
10	First Horizon National Corp.	96
2	FMC Corp.	184
9	Forest City Enterprises, Inc. Class A ●	159
11	Forest Laboratories, Inc. ●	426
1	Freeport-McMoRan Copper & Gold, Inc.	26
28	Frontier Communications Corp.	227
3	General Dynamics Corp.	218
23	General Electric Co.	437
11	General Mills, Inc.	428
1	Genesee & Wyoming, Inc. Class A ●	88
2	Genpact Ltd. ●	41
2	Gilead Sciences, Inc. ●	87
1	Glimcher Realty Trust	9
4	GNC Holdings, Inc. ●	85
3	Goldman Sachs Group, Inc.	346
1	Google, Inc. ●	327
10	Graphic Packaging Holding Co. ●	55
10	Green Plains Renewable Energy ●	108
1	HCA Holdings, Inc. ●	24
1	HCP, Inc.	30
3	Hisoft Technology International Ltd. ●	39
7	Home Depot, Inc.	251
5	Honeywell International, Inc.	278
1	Host Hotels & Resorts, Inc.	22
3	Huron Consulting Group, Inc. ●	79
–	Hyatt Hotels Corp. ●	7
1	IBM Corp.	208
2	IDEX Corp.	79
4	Illinois Tool Works, Inc.	243
10	Imperial Holdings, Inc. ●	104
3	Incyte Corp. ●	64
3	Informatica Corp. ●	202
6	Ingersoll-Rand plc	274
4	Invesco Ltd.	96
1	Ironwood Pharmaceuticals, Inc. ●	14
1	ITC Holdings Corp.	85
9	J.B. Hunt Transport Services, Inc.	410
3	James River Coal Co. ●	61
3	Juniper Networks, Inc. ●	88
4	Kansas City Southern ●	229
20	Kraft Foods, Inc.	704
23	Leap Wireless International, Inc. ●	381
17	Lender Processing Services	365
3	Liberty Global, Inc. ●	132
2	Life Technologies Corp. ●	87
3	Linear Technology Corp.	86
3	Lockheed Martin Corp.	229
9	Lorillard, Inc.	947
13	Lowe's Co., Inc.	311
–	LPL Investment Holdings, Inc. ●	14
9	LSI Corp. ●	65
1	M&T Bank Corp.	79
6	Macy's, Inc.	163
1	Marriott International, Inc. Class A	20
5	Marsh & McLennan Cos., Inc.	156
10	Maxim Integrated Products, Inc.	263
6	McKesson Corp.	539
1	MeadWestvaco Corp.	37
3	Medicines Co. ●	56
8	Medtronic, Inc.	320
16	Merck & Co., Inc.	558
12	MetroPCS Communications, Inc. ●	199
3	Molycorp, Inc. ●	175
11	Mosaic Co.	745
4	Mylan, Inc. ●	108
3	N.V. Energy, Inc.	47
3	Nasdaq OMX Group, Inc. ●	84
8	National Financial Partners Corp. ●	91
2	National Oilwell Varco, Inc.	181
4	NetApp, Inc. ●	235
4	Netlogic Microsystems, Inc. ●	155
12	News Corp. Class A	217
9	NextEra Energy, Inc.	545
4	NII Holdings, Inc. Class B ●	153
2	Nordstrom, Inc.	110
9	Northeast Utilities	319
8	NVIDIA Corp. ●	121
2	Occidental Petroleum Corp.	178
10	Omega Protein Corp. ●	136
1	Omnicom Group, Inc.	39
2	Onyx Pharmaceuticals, Inc. ●	64
25	Oracle Corp.	812
8	Owens-Illinois, Inc. ●	195
14	Pacer International, Inc. ●	64
14	PAETEC Holding Corp. ●	66
1	Parker-Hannifin Corp.	72
4	Pentair, Inc.	161
15	PepsiCo, Inc.	1,023
18	Pfizer, Inc.	368
6	PG&E Corp.	257
–	Pharmasset, Inc. ●	30
11	Philip Morris International, Inc.	721
7	Pilgrim's Pride Corp. ●	38

The accompanying notes are an integral part of these financial statements.

9

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.3% - (continued)
	United States - 47.7% - (continued)
1	Pinnacle West Capital Corp.	$59
3	Pioneer Natural Resources Co.	267
2	PNC Financial Services Group, Inc.	117
1	Polycom, Inc. ●	39
1	Praxair, Inc.	146
1	Priceline.com, Inc. ●	295
4	Principal Financial Group, Inc.	116
16	Progressive Corp.	347
3	Prudential Financial, Inc.	210
2	Public Service Enterprise Group, Inc.	67
–	Public Storage	46
2	QLIK Technologies, Inc. ●	70
8	Qualcomm, Inc.	442
4	Quality Distribution, Inc. ●	52
2	Range Resources Corp.	115
–	Regency Centers Corp.	17
4	Regeneron Pharmaceuticals, Inc. ●	221
2	Rigel Pharmaceuticals, Inc. ●	22
2	Salesforce.com, Inc. ●	238
2	Salix Pharmaceuticals Ltd. ●	64
12	Sapient Corp. ●	187
–	Saul Centers, Inc.	10
1	SBA Communications Corp. ●	43
3	Schlumberger Ltd.	218
5	Seattle Genetics, Inc. ●	104
2	SEI Investments Co.	45
1	Sherwin-Williams Co.	50
1	Simon Property Group, Inc.	74
3	Sirius XM Radio, Inc. w/ Rights ●	7
3	Skyworks Solutions, Inc. ●	72
18	Smithfield Foods, Inc. ●	404
3	Solutia, Inc. ●	60
2	Southern Co.	98
3	Southwestern Energy Co. ●	131
44	Sprint Nextel Corp. ●	236
–	St. Joe Co. ●	8
3	St. Jude Medical, Inc.	124
1	Stanley Black & Decker, Inc.	50
1	Stryker Corp.	84
–	Targacept, Inc. ●	8
6	Temple-Inland, Inc.	170
5	Teradata Corp. ●	324
3	Tesoro Corp. ●	77
8	Texas Instruments, Inc.	271
2	Textron, Inc.	55
3	Thermo Fisher Scientific, Inc. ●	202
2	Tibco Software, Inc. ●	72
2	Time Warner Cable, Inc.	157
1	Time Warner, Inc.	40
–	Towers Watson & Co.	26
1	Transocean, Inc.	82
5	TW Telecom, Inc. ●	111
1	Tyson Foods, Inc. Class A	27
1	UDR, Inc.	22
2	Ultra Petroleum Corp. ●	93
1	United Parcel Service, Inc. Class B	50
4	United Technologies Corp.	380
14	UnitedHealth Group, Inc.	730
15	Unum Group	377
3	Valero Energy Corp.	73
1	Vanguard Health Systems, Inc. ●	9
48	Vantage Drilling Co. ●	88
–	VeriSign, Inc.	15
1	Vertex Pharmaceuticals, Inc. ●	57
–	Viacom, Inc. Class B	23
1	Virgin Media, Inc.	40
2	Visa, Inc.	196
1	VMware, Inc. ●	60
–	Vornado Realty Trust	40
10	Walt Disney Co.	400
–	Washington Post Co. Class B	12
–	Watson Pharmaceuticals, Inc. ●	34
1	Wellcare Health Plans, Inc. ●	46
–	Wellpoint, Inc.	30
33	Wells Fargo & Co.	913
1	WESCO International, Inc. ●	71
29	Western Union Co.	579
2	Whiting Petroleum Corp. ●	94
3	Williams Cos., Inc.	76
15	Worthington Industries, Inc.	339
3	Xcel Energy, Inc.	85
5	Xilinx, Inc.	187
3	Zimmer Holdings, Inc. ●	209
		48,342
	Total common stocks
	(cost $88,646)	$100,625

PREFERRED STOCKS - 0.2%
	Brazil - 0.2%
10	Banco Itau Holding	$242

	Total preferred stocks
	(cost $114)	$242

WARRANTS - 0.0%
	Canada - 0.0%
1	GLG Life Technology Corp. ⌂	$–
14	Quest Rare Minerals Ltd. ⌂	24
		24
	Total warrants
	(cost $–)	$24

EXCHANGE TRADED FUNDS - 0.1%
	United States - 0.1%
3	Industrial Select Sector SPDR Fund	$108

	Total exchange traded funds
	(cost $106)	$108

	Total long-term investments
	(cost $88,866)	$100,999
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $29,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $29)
$29	0.05%, 06/30/2011		$29
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $21,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $22)
21	0.05%, 06/30/2011		21
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $208,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $212)
208	0.05%, 06/30/2011		208
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $-)
–	0.01%, 06/30/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $32, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $32)
32	0.06%, 06/30/2011		32
			290
	Total short-term investments
	(cost $290)		$290

	Total investments
	(cost $89,156) ▲	99.9%	$101,289
	Other assets and liabilities	0.1%	56
	Total net assets	100.0%	$101,345

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.8% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $91,896 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$14,772
Unrealized Depreciation	(5,379)
Net Unrealized Appreciation	$9,393

The accompanying notes are an integral part of these financial statements.

11

Hartford Global Research HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $11, which represents 0.01% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $295, which represents 0.29% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2011, the aggregate value of these securities amounted to $110, which represents 0.11% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2011	–	Cetip S.A. - Balcao Organizado - Receipt Shares	$1
02/2011	1	GLG Life Technology Corp. Warrants	–
10/2009-04/2011	1	Longtop Financial Technologies Ltd.	36
10/2010	14	Quest Rare Minerals Ltd. Warrants	–

The aggregate value of these securities at June 30, 2011, was $36, which represents 0.04% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Appreciation/ (Depreciation)
British Pound	Deutsche Bank Securities	Buy	$107	$107	07/01/2011	$–
Canadian Dollar	Citibank	Sell	132	129	07/12/2011	(3)
Danish Krone	UBS AG	Sell	26	26	07/05/2011	–
Japanese Yen	JP Morgan Securities	Sell	784	773	08/05/2011	(11)
Japanese Yen	Westpac International	Buy	59	60	08/05/2011	(1)
Japanese Yen	Westpac International	Sell	41	39	08/05/2011	(2)
Japanese Yen	Westpac International	Sell	81	77	03/15/2012	(4)
Japanese Yen	Westpac International	Sell	434	443	03/15/2012	9
Norwegian Krone	Goldman Sachs	Buy	11	11	07/01/2011	–
						$(12)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

Hartford Global Research HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$85	$85	$–	$–
Australia	1,805	294	1,511	–
Austria	100	–	100	–
Belgium	558	–	558	–
Brazil	3,711	3,711	–	–
Canada	4,153	4,153	–	–
China	508	284	213	11
Denmark	544	186	358	–
Egypt	81	81	–	–
Finland	131	–	131	–
France	5,050	–	5,050	–
Germany	1,795	56	1,739	–
Hong Kong	3,604	647	2,957	–
India	1,680	375	1,305	–
Indonesia	325	121	204	–
Ireland	577	491	86	–
Israel	747	747	–	–
Italy	549	123	426	–
Japan	7,332	–	7,332	–
Jersey	303	303	–	–
Kazakhstan	110	110	–	–
Liechtenstein	164	164	–	–
Luxembourg	336	125	211	–
Malaysia	404	–	404	–
Mexico	357	357	–	–
Netherlands	1,253	332	921	–
Norway	1,520	73	1,447	–
Papua New Guinea	144	–	144	–
Philippines	411	56	355	–
Poland	197	–	197	–
Russia	454	454	–	–
Singapore	1,319	64	1,255	–
South Africa	287	153	134	–
South Korea	964	400	564	–
Spain	366	64	302	–
Sweden	56	–	56	–
Switzerland	2,481	659	1,822	–
Taiwan	413	–	413	–
Thailand	291	73	218	–
Turkey	128	–	128	–
United Kingdom	6,990	335	6,655	–
United States	48,342	48,342	–	–
Total	100,625	63,418	37,196	11
Exchange Traded Funds	108	108	–	–
Preferred Stocks	242	242	–	–
Warrants	24	–	24	–
Short-Term Investments	290	–	290	–
Total	$101,289	$63,768	$37,510	$11
Foreign Currency Contracts*	9	–	9	–
Total	$9	$–	$9	$–
Liabilities:
Foreign Currency Contracts*	21	–	21	–
Total	$21	$–	$21	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

Hartford Global Research HLS Fund
Investment Valuation Hierarchy Level Summary – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance
	December	Gain	Appreciation		Net			Into	Out of	as of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Common Stocks	$—	$1	$(33	)†	$—	$20	$(21)	$44	$—	$11
Total	$—	$1	$(33)		$—	$20	$(21)	$44	$—	$11

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $(33).

The accompanying notes are an integral part of these financial statements.

14

Hartford Global Research HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $89,156)	$101,289
Cash	6
Foreign currency on deposit with custodian (cost $80)	80
Unrealized appreciation on foreign currency contracts	9
Receivables:
Investment securities sold	951
Fund shares sold	25
Dividends and interest	189
Other assets	10
Total assets	102,559
Liabilities:
Unrealized depreciation on foreign currency contracts	21
Payables:
Investment securities purchased	723
Fund shares redeemed	426
Investment management fees	15
Distribution fees	1
Accrued expenses	28
Total liabilities	1,214
Net assets	$101,345
Summary of Net Assets:
Capital stock and paid-in-capital	$106,444
Accumulated undistributed net investment income	685
Accumulated net realized loss on investments and foreign currency transactions	(17,908)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	12,124
Net assets	$101,345
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$10.48
Shares outstanding	6,432
Net assets	$67,419
Class IB: Net asset value per share	$10.45
Shares outstanding	3,246
Net assets	$33,926

The accompanying notes are an integral part of these financial statements.

15

Hartford Global Research HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,359
Interest	—
Less: Foreign tax withheld	(148)
Total investment income, net	1,211

Expenses:
Investment management fees	470
Transfer agent fees	—
Distribution fees - Class IB	44
Custodian fees	29
Accounting services fees	8
Board of Directors' fees	2
Audit fees	6
Other expenses	15
Total expenses (before fees paid indirectly)	574
Commission recapture	(1)
Total fees paid indirectly	(1)
Total expenses, net	573
Net investment income	638

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	8,849
Net realized gain on futures	4
Net realized loss on foreign currency contracts	(110)
Net realized gain on other foreign currency transactions	35
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,778

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(3,988)
Net unrealized depreciation of futures	(2)
Net unrealized appreciation of foreign currency contracts	76
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,911)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,867
Net Increase in Net Assets Resulting from Operations	$5,505

The accompanying notes are an integral part of these financial statements.

16

Hartford Global Research HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$638	$937
Net realized gain on investments, other financial instruments and foreign currency transactions	8,778	10,117
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,911)	3,166
Net Increase In Net Assets Resulting From Operations	5,505	14,220
Distributions to Shareholders:
From net investment income
Class IA	—	(780)
Class IB	—	(320)
Total distributions	—	(1,100)
Capital Share Transactions:
Class IA
Sold	10,002	18,546
Issued on reinvestment of distributions	—	780
Redeemed	(15,999)	(25,084)
Total capital share transactions	(5,997)	(5,758)
Class IB
Sold	4,023	8,413
Issued on reinvestment of distributions	—	320
Redeemed	(7,700)	(15,288)
Total capital share transactions	(3,677)	(6,555)
Net decrease from capital share transactions	(9,674)	(12,313)
Net Increase (Decrease) In Net Assets	(4,169)	807
Net Assets:
Beginning of period	105,514	104,707
End of period	$101,345	$105,514
Accumulated undistributed (distribution in excess of) net investment income	$685	$47
Shares:
Class IA
Sold	963	2,074
Issued on reinvestment of distributions	—	82
Redeemed	(1,545)	(2,869)
Total share activity	(582)	(713)
Class IB
Sold	388	954
Issued on reinvestment of distributions	—	34
Redeemed	(746)	(1,738)
Total share activity	(358)	(750)

The accompanying notes are an integral part of these financial statements.

17

Hartford Global Research HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Global Research HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily

18

traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

19

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class.

20

Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

21

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. As of June 30, 2011, the Fund had no outstanding futures contracts.

22

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Total	$—	$9	$—	$—	$—	$—	$9

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$21	$—	$—	$—	$—	$21
Total	$—	$21	$—	$—	$—	$—	$21

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$ — $	—	$4	$—	$—	$4
Net realized loss on foreign currency contracts	—	(110)	—	—	—	—	(110)
Total	$—	$(110)	$—	$4	$—	$—	$(106)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$(2)	$—	$—	$(2)
Net change in unrealized depreciation of foreign currency contracts	—	76	—	—	—	—	76
Total	$—	$76	$—	$(2)	$—	$—	$74

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

23

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$1,100	$831

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$300
Accumulated Capital and Other Losses*	(24,284)
Unrealized Appreciation†	13,380
Total Accumulated Deficit	$(10,604)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from

24

accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$109
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(109)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$2,669
2017	21,614
Total	$24,283

As of December 31, 2010, the Fund utilized $8,109 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:
Amount
Ordinary Income	$1

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

25

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	1.01%
Class IB	1.26

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

26

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$15

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.02%	0.02%
Total Return Excluding Payment from Affiliate	42.10	41.76

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$49,061
Sales Proceeds Excluding U.S. Government Obligations	56,928

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

27

Hartford Global Research HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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29

Hartford Global Research HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$9.94	$0.07	$–	$0.47	$0.54	$–	$–	$–	$–	$0.54	$10.48
IB	9.93	0.06	–	0.46	0.52	–	–	–	–	0.52	10.45

For the Year Ended December 31, 2010
IA	8.67	0.10	–	1.28	1.38	(0.11)	–	–	(0.11)	1.27	9.94
IB	8.66	0.08	–	1.28	1.36	(0.09)	–	–	(0.09)	1.27	9.93

For the Year Ended December 31, 2009
IA	6.16	0.08	–	2.51	2.59	(0.08)	–	–	(0.08)	2.51	8.67
IB	6.15	0.07	–	2.50	2.57	(0.06)	–	–	(0.06)	2.51	8.66

From (commencement of operations) January 31, 2008 through December 31, 2008
IA(H)	10.00	–	–	(3.78)	(3.78)	(0.05)	–	(0.01)	(0.06)	(3.84)	6.16
IB(H)	10.00	(0.08)	–	(3.72)	(3.80)	(0.04)	–	(0.01)	(0.05)	(3.85)	6.15

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(H)	Commenced operations on January 31, 2008.
(I)
During the year ended December 31, 2008, the Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into the Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

5 .42	%(E)	$67,419	1 .01	%(F)	1 .01	%(F)	1 .30	%(F)	47%
5 .29	(E)	33,926	1 .26	(F)	1 .26	(F)	1 .05	(F)	–

16 .01		69,740	1 .01		0 .98		1 .03		92
15 .72		35,774	1 .26		1 .23		0 .78		–

42 .13	(G)	67,012	1 .16		1 .06		1 .17		124
41 .79	(G)	37,695	1 .41		1 .31		0 .93		–

(37 .87	) (E)	48,627	1 .02	(F)	0 .94	(F)	1 .29	(F)	335	(I)
(38 .01	) (E)	31,008	1 .27	(F)	1 .19	(F)	0 .99	(F)	–

31

Hartford Global Research HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

32

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

33

Hartford Global Research HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

Hartford Global Research HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,054.21	$5.14	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class IB	$1,000.00	$1,052.90	$6.41	$1,000.00	$1,018.55	$6.31	1.26%	181	365

35

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-GR11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Growth HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Growth HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Growth HLS Fund inception 04/30/2002
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/02 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	Since Inception
Growth IA	7.68%	43.40%	4.78%	5.69%
Growth IB	7.54%	43.04%	4.51%	5.43%
Russell 1000 Growth Index	6.83%	35.01%	5.33%	4.54%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Growth HLS Fund returned 7.68% for the six-month period ended June 30, 2011, outperforming its benchmark, the Russell 1000 Growth Index, which returned 6.83% for the same period. The Fund outperformed the 5.55% return of the average fund in the Lipper Large-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher in the period despite a high degree of volatility caused by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. Fears of a global economic slowdown, due to the Japanese earthquake and concerns about heightened geopolitical risks, were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth.

All ten sectors of the Russell 1000 Growth Index had positive returns for the period. Utilities (+16%), Energy (+12%), and Health Care (+12%) performed the best, while Materials (+3%) and Information Technology (+3%) lagged on a relative basis. Growth stocks (+7%) performed roughly in-line with Value stocks (+6%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

Strong security selection in Consumer Staples, Consumer Discretionary, and Information Technology contributed to outperformance relative to the benchmark. This was partially offset by weak security selection in Financials, Industrials, and Energy. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, hurt relative performance. Positive effects from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Discretionary was not enough to offset the negative effects of the Fund’s overweight exposure to Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Health Care.

Green Mountain Coffee Roasters (Consumer Staples), Altera (Information Technology), and Fossil (Consumer Discretionary) were the top contributors to relative performance during the period. Shares of Green Mountain Coffee Roasters surged as core results topped expectations and management raised guidance amid strong sales growth of the firm's Keurig single serving products. Shares of Altera, a semiconductor company specializing in programmable logic devices, rose after the company forecasted higher-than-expected second quarter sales, saying it has been relatively unaffected by supply chain disruptions caused by the Japanese earthquake. Shares of retailer Fossil rose sharply after the company announced strong first quarter earnings.  Additionally, EMC (Information Technology) was among the top contributors to absolute performance (i.e. total return).

Top detractors from relative performance during the period were Broadcom (Information Technology), Juniper Networks (Information Technology), and Skyworks Solutions (Information Technology). Despite posting solid first quarter earnings, shares of Broadcom, a semiconductor provider, fell sharply after the company gave tepid second quarter revenue guidance. Shares of Juniper Networks, a leading provider of routing and security solutions, lagged due to estimates coming down on the back of sluggish Japan demand and multiple product transitions. Skyworks Solutions, a producer of standard and custom linear semiconductor products for end-users such as smart phones and other mobile devices, saw its shares fall in response to concerns about potential competitive pressures as well as the firm's exposure to Nokia. Ford Motor (Consumer Discretionary) was also a top detractor from absolute returns.

What is the outlook?

In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. As a result of this bottom-up (i.e. stock by stock fundamental research) stock selection, at the end of the period our largest overweight positions versus the benchmark were Information Technology, Consumer Discretionary, and Utilities. At the end of the period, we had underweight exposure to the defensive Consumer Staples and Health Care sectors as we were finding limited opportunities for growth. We were also underweight Industrials.

At the end of the period, greater-than-benchmark exposure to Information Technology favored Technology Hardware. Our holdings were leveraged to several strong product cycles and emerging product categories. We increased our overweight exposure to Consumer Discretionary during the period. We favored companies with strong fundamentals which should also benefit from an economic recovery. We trimmed our exposure to Financials and had a slight underweight position in the sector at the end of the period. We believe the group may face some headwinds in the near term due to continued weakness in the U.S. housing market and ongoing regulatory concerns.

3

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.5%
Capital Goods (Industrials)	9.3
Consumer Durables & Apparel (Consumer Discretionary)	5.4
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	3.8
Energy (Energy)	9.0
Food, Beverage & Tobacco (Consumer Staples)	3.8
Health Care Equipment & Services (Health Care)	3.0
Materials (Materials)	5.1
Media (Consumer Discretionary)	3.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.0
Retailing (Consumer Discretionary)	4.1
Semiconductors & Semiconductor Equipment (Information Technology)	9.1
Software & Services (Information Technology)	17.2
Technology Hardware & Equipment (Information Technology)	16.0
Transportation (Industrials)	0.7
Short-Term Investments	0.4
Other Assets and Liabilities	0.9
Total	100.0%

4

Hartford Growth HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7%
	Automobiles & Components - 3.5%
147	Harley-Davidson, Inc.	$6,016
205	Johnson Controls, Inc.	8,557
		14,573
	Capital Goods - 9.3%
100	AMETEK, Inc.	4,507
43	Caterpillar, Inc.	4,574
58	Cummins, Inc.	5,955
81	Eaton Corp.	4,189
79	Illinois Tool Works, Inc.	4,457
58	Joy Global, Inc.	5,553
136	PACCAR, Inc.	6,934
15	Precision Castparts Corp.	2,388
		38,557
	Consumer Durables & Apparel - 5.4%
101	Coach, Inc.	6,469
45	Fossil, Inc. •	5,339
33	Lululemon Athletica, Inc. •	3,666
51	Polo Ralph Lauren Corp.	6,813
		22,287
	Consumer Services - 2.8%
92	Las Vegas Sands Corp. •	3,879
308	MGM Resorts International •	4,069
87	Starbucks Corp.	3,424
		11,372
	Diversified Financials - 3.8%
43	American Express Co.	2,231
104	Ameriprise Financial, Inc.	6,008
37	BlackRock, Inc.	7,164
8	LPL Investment Holdings, Inc. •	271
		15,674
	Energy - 9.0%
83	Anadarko Petroleum Corp.	6,392
98	Consol Energy, Inc.	4,727
88	ENSCO International plc	4,695
56	EOG Resources, Inc.	5,843
69	National Oilwell Varco, Inc.	5,430
20	Occidental Petroleum Corp.	2,106
95	Schlumberger Ltd.	8,214
		37,407
	Food, Beverage & Tobacco - 3.8%
176	Green Mountain Coffee Roasters, Inc. •	15,687

	Health Care Equipment & Services - 3.0%
70	Covidien plc	3,703
55	Edwards Lifesciences Corp. •	4,830
199	Hologic, Inc. •	4,018
		12,551
	Materials - 5.1%
69	Freeport-McMoRan Copper & Gold, Inc.	3,645
96	Monsanto Co.	6,950
60	Mosaic Co.	4,069
51	Rio Tinto plc ADR	3,652
23	Walter Energy, Inc.	2,667
		20,983
	Media - 3.9%
433	News Corp. Class A	7,661
1,556	Sirius XM Radio, Inc. w/ Rights •	3,407
129	Walt Disney Co.	5,052
		16,120
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
159	Agilent Technologies, Inc. •	8,114

	Retailing - 4.1%
85	Abercrombie & Fitch Co. Class A	5,660
12	Amazon.com, Inc. •	2,374
5	Netflix, Inc. •	1,227
15	Priceline.com, Inc. •	7,812
		17,073
	Semiconductors & Semiconductor Equipment - 9.1%
349	Altera Corp.	16,166
170	Analog Devices, Inc.	6,654
179	Broadcom Corp. Class A	6,022
143	Skyworks Solutions, Inc. •	3,277
164	Texas Instruments, Inc.	5,396
		37,515
	Software & Services - 17.2%
48	Accenture plc	2,897
65	Alliance Data Systems Corp. •	6,128
122	BMC Software, Inc. •	6,648
146	Citrix Systems, Inc. •	11,654
58	Cognizant Technology Solutions Corp. •	4,266
431	eBay, Inc. •	13,900
416	Oracle Corp.	13,679
71	Rovi Corp. •	4,072
15	Salesforce.com, Inc. •	2,233
101	VeriSign, Inc.	3,364
22	VMware, Inc. •	2,210
		71,051
	Technology Hardware & Equipment - 16.0%
63	Acme Packet, Inc. •	4,413
65	Apple, Inc. •	21,730
37	Dolby Laboratories, Inc. Class A •	1,550
423	EMC Corp. •	11,654
37	F5 Networks, Inc. •	4,052
267	Juniper Networks, Inc. •	8,413
112	NetApp, Inc. •	5,898
152	Qualcomm, Inc.	8,659
		66,369
	Transportation - 0.7%
23	C.H. Robinson Worldwide, Inc.	1,828
26	J.B. Hunt Transport Services, Inc.	1,231
		3,059
	Total common stocks
	(cost $309,496)	$408,392

	Total long-term investments
	(cost $309,496)	$408,392

5

Hartford Growth HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $165,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $168)
$165	0.05%, 06/30/2011		$165
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $124,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $126)
124	0.05%, 06/30/2011		124
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,198,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $1,222)
1,198	0.05%, 06/30/2011		1,198
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $2)
2	0.01%, 06/30/2011		2
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $183, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035
	- 2041, value of $187)
183	0.06%, 06/30/2011		183
			1,672
	Total short-term investments
	(cost $1,672)		$1,672

	Total investments
	(cost $311,168) ▲	99.1%	$410,064
	Other assets and liabilities	0.9%	3,827
	Total net assets	100.0%	$413,891

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.9% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $314,360 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$103,716
Unrealized Depreciation	(8,012)
Net Unrealized Appreciation	$95,704

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

6

Hartford Growth HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$408,392	$408,392	$–	$–
Short-Term Investments	1,672	–	1,672	–
Total	$410,064	$408,392	$1,672	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

7

Hartford Growth HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $311,168)	$410,064
Cash	1
Receivables:
Investment securities sold	4,805
Fund shares sold	1,060
Dividends and interest	144
Total assets	416,074
Liabilities:
Payables:
Investment securities purchased	1,744
Fund shares redeemed	342
Investment management fees	51
Distribution fees	4
Accrued expenses	42
Total liabilities	2,183
Net assets	$413,891
Summary of Net Assets:
Capital stock and paid-in-capital	$379,758
Accumulated undistributed net investment income	649
Accumulated net realized loss on investments	(65,412)
Unrealized appreciation of investments	98,896
Net assets	$413,891
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$12.94
Shares outstanding	24,101
Net assets	$311,847
Class IB: Net asset value per share	$12.70
Shares outstanding	8,035
Net assets	$102,044

8

Hartford Growth HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2,029
Interest	1
Less: Foreign tax withheld	(17)
Total investment income, net	2,013

Expenses:
Investment management fees	1,655
Transfer agent fees	2
Distribution fees - Class IB	133
Custodian fees	6
Accounting services fees	21
Board of Directors' fees	5
Audit fees	5
Other expenses	60
Total expenses (before fees paid indirectly)	1,887
Commission recapture	(3)
Total fees paid indirectly	(3)
Total expenses, net	1,884
Net investment income	129

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	25,943
Net Realized Gain on Investments and Foreign Currency Transactions	25,943

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	5,299
Net Changes in Unrealized Appreciation of Investments	5,299
Net Gain on Investments and Foreign Currency Transactions	31,242
Net Increase in Net Assets Resulting from Operations	$31,371

9

Hartford Growth HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$129	$539
Net realized gain on investments	25,943	30,396
Net unrealized appreciation of investments	5,299	32,180
Net Increase In Net Assets Resulting From Operations	31,371	63,115
Distributions to Shareholders:
From net investment income
Class IA	—	(74)
Class IB	—	(26)
Total distributions	—	(100)
Capital Share Transactions:
Class IA
Sold	29,279	43,139
Issued in merger	—	54,822
Issued on reinvestment of distributions	—	74
Redeemed	(58,437)	(70,148)
Total capital share transactions	(29,158)	27,887
Class IB
Sold	6,989	14,660
Issued in merger	—	23,402
Issued on reinvestment of distributions	—	26
Redeemed	(21,549)	(31,714)
Total capital share transactions	(14,560)	6,374
Net increase (decrease) from capital share transactions	(43,718)	34,261
Net Increase (Decrease) In Net Assets	(12,347)	97,276
Net Assets:
Beginning of period	426,238	328,962
End of period	$413,891	$426,238
Accumulated undistributed (distribution in excess of) net investment income	$649	$520
Shares:
Class IA
Sold	2,318	4,106
Issued in merger	—	5,038
Issued on reinvestment of distributions	—	8
Redeemed	(4,636)	(6,806)
Total share activity	(2,318)	2,346
Class IB
Sold	565	1,394
Issued in merger	—	2,184
Issued on reinvestment of distributions	—	3
Redeemed	(1,741)	(3,095)
Total share activity	(1,176)	486

10

Hartford Growth HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Growth HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily

11

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

12

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

13

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has

14

distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$100	$1,118

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$520
Accumulated Capital and Other Losses*	(88,163)
Unrealized Appreciation†	90,405
Total Accumulated Earnings	$2,762

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(7)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	7

15

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital okloss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$21,354
2017	66,809
Total	$88,163

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $24,838 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $250 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

16

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.83%
Class IB	1.08

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

17

Hartford Growth HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

g)
Payments from Affiliates – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Company to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contract owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Impact from Payment from Affiliate for Unrestricted Transfers	0.04	0.04
Total Return Excluding Payments from Affiliates	4.56	4.30

7.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$105,741
Sales Proceeds Excluding U.S. Government Obligations	153,986

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

18

10.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

19

Hartford Growth HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$12.02	$0.01	$–	$0.91	$0.92	$–	$–	$–	$–	$0.92	$12.94
IB	11.81	(0.01)	–	0.90	0.89	–	–	–	–	0.89	12.70

For the Year Ended December 31, 2010(G)
IA	10.07	0.02	–	1.93	1.95	–	–	–	–	1.95	12.02
IB	9.92	–	–	1.89	1.89	–	–	–	–	1.89	11.81

For the Year Ended December 31, 2009
IA	7.53	0.04	–	2.54	2.58	(0.04)	–	–	(0.04)	2.54	10.07
IB	7.42	0.02	–	2.49	2.51	(0.01)	–	–	(0.01)	2.50	9.92

For the Year Ended December 31, 2008
IA	13.39	0.03	–	(5.47)	(5.44)	(0.03)	(0.39)	–	(0.42)	(5.86)	7.53
IB	13.18	–	–	(5.37)	(5.37)	–	(0.39)	–	(0.39)	(5.76)	7.42

For the Year Ended December 31, 2007
IA	12.32	0.01	–	2.01	2.02	–	(0.95)	–	(0.95)	1.07	13.39
IB	12.17	(0.02)	–	1.98	1.96	–	(0.95)	–	(0.95)	1.01	13.18

For the Year Ended December 31, 2006
IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	–	(0.80)	(0.22)	12.32
IB	12.42	(0.02)	0.01	0.55	0.54	–	(0.79)	–	(0.79)	(0.25)	12.17

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)
During the year ended December 31, 2010, the Fund incurred $49.9 million in sales associated with the transition of assets from Hartford Fundamental Growth HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

7.68	%(E)	$311,847	0.83	%(F)	0.83	%(F)	0.12	%(F)	25%
7.54	(E)	102,044	1.08	(F)	1.08	(F)	(0.13	) (F)	–

19.37		317,464	0.84		0.84		0.21		74	(H)
19.07		108,774	1.09		1.09		(0.04)		–

34.24		242,406	0.88		0.88		0.44		85
33.90		86,556	1.13		1.13		0.20		–

(41.79)		203,993	0.84		0.84		0.27		93
(41.93)		81,720	1.09		1.09		0.02		–

16.78		388,985	0.83		0.83		0.11		101
16.49		189,987	1.08		1.08		(0.14)		–

4.61	(I)	379,601	0.84		0.84		0.10		95
4.35	(I)	190,063	1.09		1.09		(0.14)		–

21

Hartford Growth HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

22

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr.  Macdonald joined The Hartford in 2005.

23

Hartford Growth HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

Hartford Growth HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,076.79	$4.27	$1,000.00	$1,020.68	$4.16	0.83%	181	365
Class IB	$1,000.00	$1,075.45	$5.56	$1,000.00	$1,019.44	$5.41	1.08%	181	365

25

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-G11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford High Yield HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford High Yield HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford High Yield HLS Fund inception 09/30/1998
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
High Yield IA	5.45%	16.69%	8.91%	7.31%
High Yield IB	5.32%	16.40%	8.64%	7.05%
Barclays Capital U.S. Corporate High-Yield Index	4.97%	15.63%	9.30%	8.99%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Corporate High-Yield Indexis an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Carlos Feged, CFA	James Serhant, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford High Yield HLS Fund returned 5.45% for the six -month period ended June 30, 2011, outperforming its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 4.97%, and the average return of the Lipper High Current Yield Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 4.38%.

Why did the Fund perform this way?

The Fund’s benchmark-relative (i.e. performance of the Fund as measured against the benchmark) outperformance over the period was primarily driven by strong security selection. The Fund overcame underweights (i.e. the Fund’s sector position was less than the benchmark position) to the Utilities and Information Technology sectors, the two best performing sectors in the Barclays Capital U.S. Corporate High-Yield Bond Index over the period, by demonstrating strong credit selection across all major industry sectors, with particular strength in Information Technology, Telecommunications and Materials.

Significant contributions came from investments in Springleaf Financial (fka American General) (Financials), Level 3 Communications (Telecom Services), MGM Resorts International (Gaming), Affinion Group (Consumer Products) and International Coal Group (Mining) to name a few. The Fund maintained a slightly higher risk profile relative to the index and favored the Consumer Discretionary and Consumer Staples sectors that were expected to benefit from the continued U.S. economic recovery.

The most significant drag on relative performance over the period was an out of benchmark position in General Motors (GM) – both its convertible preferred stock and revolving credit facility. These positions have cost the Fund approximately 11bps year-to-date owing to a 3.7% decline. We think this decline represents a near term valuation challenge arising from strong performance late in 2010, coupled with a spike in oil prices and a weaker than expected U.S. economy in the first half of 2011.

In addition, defensive positioning and a relative underweight to Energy Future Holdings (fka TXU Corp) cost the Fund roughly 8bps as the returns on the company’s bonds significantly exceeded those of the broader market.

What is the outlook?

We expect the economy to be weak, but still strong enough to support a very low default rate for the next 12 months, aided by robust capital markets that have enabled companies to extend  their debt maturity profile. Low absolute yields expose the asset class to higher interest rates, but attractive spreads, in our opinion, provide a meaningful cushion, thus in our view making High Yield an attractive asset class within the fixed income landscape. In a rising rate environment, we would expect High Yield spreads to compress to the 500-550bps-area over the next 12 months.

The key risk to the High Yield asset class would be a significant slowing of the U.S. economy, which we believe is an increasing probability following the end of the Federal Reserve’s second round of quantitative easing and as government stimulus rolls off. In that environment, we feel that the low absolute yields of the High Yield Market would likely provide little protection to a widening of credit spreads (i.e. short and long term interest rates moving farther apart) and would also increase the likelihood of an increase in the default rate.

On balance, we continue to believe that the High Yield Market will have positive returns over the next 12-months, albeit with bouts of volatility. At current yields, the market offers little room for error, which means idiosyncratic risk will be the key driver of returns in 2011, and earnings disappointments from companies will likely be punished by the market. Event risk is also a major theme as Merger & Acquisition activity remains robust, with companies continuing to address 2013-2015 debt obligations coming due.

Distribution by Credit Quality
as of June 30, 2011

Percentage of
Credit Rating *	Net Assets
Baa / BBB	1.2
Ba / BB	17.8
B	49.7
Caa / CCC or Lower	25.3
Unrated	2.8
U.S. Government Securities	0.1
Cash	4.7
Other Assets & Liabilities	(1.6)
Total	100.0%
*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

3

Diversification by Security Type
as of June 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.5%
Common Stocks	0.2
Corporate Bonds: Investment Grade	0.7
Corporate Bonds: Non-Investment Grade	87.1
Preferred Stocks	1.5
Senior Floating Rate Interests: Non-Investment Grade	8.5
Warrants	0.0
Short-Term Investments	3.1
Other Assets and Liabilities	(1.6)
Total	100.0%

Diversification by Industry
as of June 30, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	4.2%
Administrative Waste Management and Remediation	0.5
Agriculture, Forestry, Fishing and Hunting	0.7
Air Transportation	0.6
Apparel Manufacturing	0.4
Arts, Entertainment and Recreation	10.3
Chemical Manufacturing	2.2
Computer and Electronic Product Manufacturing	2.8
Construction	1.2
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	15.8
Food Manufacturing	1.7
Food Services	0.5
Health Care and Social Assistance	5.8
Information	10.6
Machinery Manufacturing	0.6
Mining	2.1
Miscellaneous Manufacturing	1.1
Motor Vehicle & Parts Manufacturing	3.7
Paper Manufacturing	1.6
Petroleum and Coal Products Manufacturing	7.0
Pipeline Transportation	1.5
Plastics and Rubber Products Manufacturing	0.6
Primary Metal Manufacturing	0.8
Printing and Related Support Activities	0.6
Professional, Scientific and Technical Services	2.9
Public Administration	0.3
Rail Transportation	0.3
Real Estate and Rental and Leasing	2.8
Retail Trade	6.1
Soap, Cleaning Compound, and Toilet Manufacturing	0.4
Textile Product Mills	0.3
Truck Transportation	0.9
Utilities	3.7
Water Transportation	0.6
Wholesale Trade	1.0
Other Securities
Automobiles & Components	1.5
Energy	0.2
Food, Beverage & Tobacco	0.0
Software & Services	0.0
Short-Term Investments	3.1
Other Assets and Liabilities	(1.6)
Total	100.0%

4

Hartford High Yield HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Banc of America Large Loan
$4,592	1.94%, 11/15/2015 ■Δ	$4,260
	Soundview NIM Trust
2,490	0.00%, 12/25/2036 ⌂●	–
		4,260
	Total asset & commercial mortgage backed securities
	(cost $6,838)	$4,260

CORPORATE BONDS: INVESTMENT GRADE - 0.7%
	Computer and Electronic Product Manufacturing - 0.3%
	Seagate Technology International
$2,110	10.00%, 05/01/2014 ■	$2,448

	Information - 0.4%
	Qwest Corp.
3,042	7.25%, 10/15/2035 ‡	3,011

	Total corporate bonds: investment grade
	(cost $4,734)	$5,459

CORPORATE BONDS: NON-INVESTMENT GRADE - 87.1%
	Accommodation and Food Services - 4.2%
	Harrah's Operating Co., Inc.
$1,058	11.25%, 06/01/2017	$1,168
	Marina District Finance Co., Inc.
2,218	9.50%, 10/15/2015 ■	2,307
	MGM Mirage, Inc.
12,208	11.13%, 11/15/2017	13,947
	MGM Resorts International
10,585	11.38%, 03/01/2018	11,882
	Sugarhouse HSP Gaming Prop Mezz L.P.
1,144	8.63%, 04/15/2016 ■	1,178
	Wynn Las Vegas LLC
1,379	7.75%, 08/15/2020	1,498
		31,980
	Administrative Waste Management and Remediation - 0.5%
	Bankrate, Inc.
1,132	11.75%, 07/15/2015 ■	1,290
	Energy Solutions, Inc. LLC
2,773	10.75%, 08/15/2018	2,926
		4,216
	Agriculture, Forestry, Fishing and Hunting - 0.7%
	American Seafood Group LLC
3,267	10.75%, 05/15/2016 ■	3,446
2,194	15.00%, 05/15/2017 ■‡	2,273
		5,719
	Air Transportation - 0.2%
	Continental Airlines, Inc.
1,168	7.37%, 12/15/2015	1,174
	United Air Lines, Inc.
507	9.88%, 08/01/2013 ■	532
		1,706

	Apparel Manufacturing - 0.4%
	Quiksilver, Inc.
3,132	6.88%, 04/15/2015	3,046

	Arts, Entertainment and Recreation - 9.2%
	Bresnan Broadband Holdings LLC
2,227	8.00%, 12/15/2018 ■	2,297
	Cenveo, Inc.
2,923	10.50%, 08/15/2016 ■	2,872
	Cequel Communication LLC
2,986	8.63%, 11/15/2017 ■	3,105
	Citadel Broadcasting Corp.
3,335	7.75%, 12/15/2018 ■	3,543
	Citycenter Holdings LLC
2,455	10.75%, 01/15/2017 ■	2,546
	Clubcorp Club Operations, Inc.
3,146	10.00%, 12/01/2018 ■	3,115
	Downstream Development Authority
1,815	10.50%, 07/01/2019 ■☼	1,806
3,369	12.00%, 10/15/2015 ■	3,748
	FireKeepers Development Authority
7,149	13.88%, 05/01/2015 ■	8,257
	First Data Corp.
6,060	10.55%, 09/24/2015	6,126
	Knight Ridder, Inc.
11,481	6.88%, 03/15/2029	6,860
	McClatchy Co.
5,537	11.50%, 02/15/2017	5,883
	NAI Entertainment Holdings LLC
1,579	8.25%, 12/15/2017 ■	1,694
	TL Acquisitions, Inc.
2,920	13.25%, 07/15/2015 ■	2,628
	UPC Germany GMBH
2,830	8.13%, 12/01/2017 ■	3,007
	Virgin Media Finance plc
2,355	9.50%, 08/15/2016	2,661
	XM Satellite Radio, Inc.
2,979	7.63%, 11/01/2018 ■	3,113
6,265	13.00%, 08/01/2013 ■	7,346
		70,607
	Chemical Manufacturing - 2.2%
	Eastman Kodak Co.
3,100	10.63%, 03/15/2019 ■	3,053
	Ferro Corp.
2,888	7.88%, 08/15/2018	2,996
	Hexion Specialty Chemicals
2,915	8.88%, 02/01/2018	3,032
	Ineos Group Holdings plc
3,025	8.50%, 02/15/2016 ■	2,987
	Lyondell Chemical Co.
4,081	11.00%, 05/01/2018	4,571
		16,639
	Computer and Electronic Product Manufacturing - 2.5%
	Advanced Micro Devices, Inc.
2,274	8.13%, 12/15/2017 ‡	2,376
	Magnachip Semiconductor
2,628	10.50%, 04/15/2018	2,878
	Nextel Communications, Inc.
3,029	7.38%, 08/01/2015	3,029

The accompanying notes are an integral part of these financial statements.

5

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 87.1% -(continued)
	Computer and Electronic Product Manufacturing - 2.5% - (continued)
	Seagate HDD Cayman
$2,945	7.75%, 12/15/2018 ■	$3,092
	Sorenson Communications
2,200	10.50%, 02/01/2015 ■	1,480
	Spansion LLC
2,483	7.88%, 11/15/2017 ■	2,520
	Stratus Technologies, Inc.
1,651	12.00%, 03/29/2015	1,622
	Viasystems, Inc.
2,110	12.00%, 01/15/2015 ■	2,316
		19,313
	Construction - 1.2%
	D.R. Horton, Inc.
2,200	6.50%, 04/15/2016	2,293
	KB Home & Broad Home Corp.
2,430	6.25%, 06/15/2015	2,321
	Pulte Homes, Inc.
3,361	7.88%, 06/15/2032	3,075
	Shea Homes L.P.
1,285	8.63%, 05/15/2019 ■	1,266
		8,955
	Educational Services - 0.3%
	Laureate Education, Inc.
2,487	10.00%, 08/15/2015 ■	2,599

	Fabricated Metal Product Manufacturing - 0.3%
	BWAY Holding Co.
2,022	10.00%, 06/15/2018	2,207

	Finance and Insurance - 13.4%
	Ally Financial, Inc.
3,710	7.50%, 09/15/2020 ‡	3,877
3,423	8.30%, 02/12/2015 ‡	3,825
	CB Richard Ellis Service
2,580	11.63%, 06/15/2017	2,990
	CIT Group, Inc.
3,088	5.25%, 04/01/2014 ■	3,073
22,179	7.00%, 05/01/2017	22,123
	CNL Lifestyle Properties
3,366	7.25%, 04/15/2019 ■	3,046
	Ford Motor Credit Co.
4,160	12.00%, 05/15/2015	5,159
	GMAC LLC
2,175	8.00%, 11/01/2031	2,354
	Hub International Holdings, Inc.
1,093	9.00%, 12/15/2014 ■	1,115
1,937	10.25%, 06/15/2015 ■	1,971
	LBI Escrow Corp.
3,634	8.00%, 11/01/2017 ■	4,043
	Liberty Mutual Group, Inc.
3,941	10.75%, 06/15/2058 ■	5,232
	Offshore Group Investments Ltd.
2,469	11.50%, 08/01/2015	2,685
319	11.50%, 08/01/2015 ■	347
	Penson Worldwide, Inc.
3,805	12.50%, 05/15/2017 ■	3,539
	Pinafore LLC
1,885	9.00%, 10/01/2018 ■	2,031
	Provident Funding Associates L.P.
2,223	10.13%, 02/15/2019 ■	2,256
4,881	10.25%, 04/15/2017 ■	5,345
	Residential Capital LLC
4,630	9.63%, 05/15/2015	4,595
	Springleaf Finance Corp.
21,696	6.90%, 12/15/2017	19,906
	UPCB Finance III Ltd.
3,205	6.63%, 07/01/2020 ■	3,165
		102,677
	Food Manufacturing - 1.7%
	Dole Food Co., Inc.
3,805	13.88%, 03/15/2014	4,556
	JBS USA LLC
2,228	7.25%, 06/01/2021 ■	2,167
	Smithfield Foods, Inc.
5,179	10.00%, 07/15/2014	6,008
		12,731
	Food Services - 0.5%
	Landry's Restaurants, Inc.
4,001	11.63%, 12/01/2015	4,281

	Health Care and Social Assistance - 5.8%
	Alere, Inc.
2,804	7.88%, 02/01/2016	2,902
	Aurora Diagnostics Holdings
3,122	10.75%, 01/15/2018 ■	3,231
	Biomet, Inc.
3,444	10.38%, 10/15/2017	3,797
	Endo Pharmaceuticals Holdings, Inc.
1,241	7.00%, 07/15/2019 ■	1,272
	HCA, Inc.
11,199	7.50%, 11/15/2095	9,071
2,631	8.50%, 04/15/2019	2,907
7,175	9.25%, 11/15/2016	7,615
	LifePoint Hospitals, Inc.
2,971	6.63%, 10/01/2020	3,060
	Rite Aid Corp.
2,472	10.25%, 10/15/2019	2,719
	Valeant Pharmaceuticals International
4,788	7.00%, 10/01/2020 ■	4,633
	Warner Chilcott, Inc.
3,013	7.75%, 09/15/2018 ■	3,039
		44,246
	Information - 8.5%
	Charter Communications Holdings II LLC
3,746	13.50%, 11/30/2016	4,411
	Citizens Communications Co.
3,099	7.88%, 01/15/2027	3,022
	Clearwire Corp.
4,272	12.00%, 12/01/2015 ■	4,576
	DISH DBS Corp.
3,210	6.75%, 06/01/2021 ■	3,290
	Evertec, Inc.
2,378	11.00%, 10/01/2018 ■	2,539

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 87.1% - (continued)
	Information - 8.5% - (continued)
	GXS Worldwide, Inc.
$2,952	9.75%, 06/15/2015	$2,989
	iGate Corp.
2,380	9.00%, 05/01/2016 ■	2,404
	Intelsat Bermuda Ltd.
3,547	11.50%, 02/04/2017	3,813
	Intelsat Jackson Holdings Ltd.
5,515	8.50%, 11/01/2019	5,846
	Kabel Baden Wurttemberg GMBH & Co.
2,766	7.50%, 03/15/2019 ■	2,821
	Level 3 Financing, Inc.
8,438	10.00%, 02/01/2018	9,060
	PAETEC Holding Corp.
2,247	9.88%, 12/01/2018 ■	2,328
	SoftBrands, Inc.
1,781	11.50%, 07/15/2018 ■	1,641
	Sprint Capital Corp.
3,586	8.75%, 03/15/2032	3,882
	Trilogy International Partners LLC
3,688	10.25%, 08/15/2016 ■	3,743
	Videotron Ltee
2,705	9.13%, 04/15/2018	3,019
	Wind Acquisition Finance S.A.
2,087	11.75%, 07/15/2017 ■	2,364
	Windstream Corp.
3,405	7.75%, 10/01/2021	3,558
		65,306
	Machinery Manufacturing - 0.6%
	Case New Holland, Inc.
4,251	7.88%, 12/01/2017 ■	4,676

	Mining - 2.1%
	Arch Coal, Inc.
3,136	7.25%, 06/15/2021 ■	3,140
	FMG Resources Pty Ltd.
4,177	7.00%, 11/01/2015 ■	4,261
	International Coal Group, Inc.
3,551	9.13%, 04/01/2018	4,465
	Taseko Mines Ltd.
3,104	7.75%, 04/15/2019	3,127
	Vulcan Materials Co.
1,191	7.50%, 06/15/2021	1,190
		16,183
	Miscellaneous Manufacturing - 1.1%
	BE Aerospace, Inc.
2,178	6.88%, 10/01/2020	2,281
	Ducommun, Inc.
965	9.75%, 07/15/2018 ■	992
	Reynolds Group Issuer, Inc.
2,066	7.13%, 04/15/2019 ■	2,050
2,885	9.00%, 04/15/2019 ■	2,849
		8,172
	Motor Vehicle & Parts Manufacturing - 1.6%
	Ford Motor Co.
2,190	7.50%, 08/01/2026	2,218
4,486	9.22%, 09/15/2021	5,058
	TRW Automotive, Inc.
2,309	3.50%, 12/01/2015 ۞■	4,878
		12,154
	Paper Manufacturing - 1.6%
	Domtar Corp.
3,027	10.75%, 06/01/2017	3,939
	Longview Fibre Co.
862	8.00%, 06/01/2016 ■	866
	Mercer International, Inc.
3,331	9.50%, 12/01/2017	3,573
	Sappi Papier Holding, Inc.
2,130	6.63%, 04/15/2021 ■	2,071
	Westvaco Corp.
2,029	8.20%, 01/15/2030	2,198
		12,647
	Petroleum and Coal Products Manufacturing - 7.0%
	Alon Refinancing Krotz Springs, Inc.
3,568	13.50%, 10/15/2014	3,729
	Alpha Natural Resources, Inc.
2,470	6.00%, 06/01/2019	2,464
	Bill Barrett Corp.
1,925	9.88%, 07/15/2016	2,156
	Chaparral Energy, Inc.
2,418	9.88%, 10/01/2020	2,611
	Chesapeake Energy Corp.
3,110	6.88%, 08/15/2018	3,265
	Concho Resources, Inc.
2,879	7.00%, 01/15/2021	2,980
	Denbury Resources, Inc.
2,307	9.75%, 03/01/2016	2,578
	Drummond Co., Inc.
2,803	9.00%, 10/15/2014 ■	2,950
	EV Energy Partners Finance
2,121	8.00%, 04/15/2019 ■	2,129
	Headwaters, Inc.
2,090	7.63%, 04/01/2019	1,902
	Key Energy Services, Inc.
3,126	6.75%, 03/01/2021	3,126
	Plains Exploration & Production Co.
4,132	10.00%, 03/01/2016	4,649
	Regency Energy Partners L.P.
2,759	9.38%, 06/01/2016	3,076
	Rosetta Resources, Inc.
2,733	9.50%, 04/15/2018	3,027
	Sandridge Energy, Inc.
2,775	8.75%, 01/15/2020	2,955
	Star Gas Partners L.P.
847	8.88%, 12/01/2017	882
	Targa Resources Partners
2,586	11.25%, 07/15/2017	2,974
	Venoco, Inc.
2,144	8.88%, 02/15/2019 ■	2,144
	Western Refining, Inc.
3,372	11.25%, 06/15/2017 ■‡	3,794
		53,391
	Pipeline Transportation - 1.5%
	Chesapeake Midstream Partners
1,458	5.88%, 04/15/2021 ■	1,439

 The accompanying notes are an integral part of these financial statements.

7

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 87.1% - (continued)
	Pipeline Transportation - 1.5% - (continued)
	Dynegy Holdings, Inc.
$4,753	7.75%, 06/01/2019	$3,458
	Eagle Rock Energy Partners L.P.
1,160	8.38%, 06/01/2019 ■	1,157
	El Paso Corp.
2,890	7.80%, 08/01/2031	3,373
	Energy Transfer Equity L.P.
2,163	7.50%, 10/15/2020	2,293
		11,720
	Plastics and Rubber Products Manufacturing - 0.6%
	Plastipak Holdings, Inc.
1,996	10.63%, 08/15/2019 ■	2,246
	Titan International, Inc.
2,317	7.88%, 10/01/2017 ■	2,421
		4,667
	Primary Metal Manufacturing - 0.8%
	Aleris International, Inc.
3,000	7.63%, 02/15/2018 ■‡	2,993
	Novelis, Inc.
2,773	8.38%, 12/15/2017	2,960
		5,953
	Printing and Related Support Activities - 0.6%
	Harland Clarke Holdings
3,210	9.50%, 05/15/2015	2,933
	Sheridan Group, Inc.
1,981	12.50%, 04/15/2014 ■	1,882
		4,815
	Professional, Scientific and Technical Services - 2.9%
	Affinion Group, Inc.
12,475	11.50%, 10/15/2015	12,880
6,459	11.63%, 11/15/2015 ■	6,459
	Global Geophysical Services, Inc.
2,451	10.50%, 05/01/2017	2,574
		21,913
	Public Administration - 0.3%
	CDRT Merger Sub, Inc.
2,153	8.13%, 06/01/2019 ■	2,153

	Rail Transportation - 0.3%
	RailAmerica, Inc.
2,063	9.25%, 07/01/2017	2,264

	Real Estate and Rental and Leasing - 2.8%
	Ashtead Capital, Inc.
3,420	9.00%, 08/15/2016 ■	3,566
	Avis Budget Car Rental LLC
3,512	9.63%, 03/15/2018	3,749
	International Lease Finance Corp.
4,970	8.88%, 09/01/2017	5,467
	Maxim Crane Works L.P.
2,994	12.25%, 04/15/2015 ■	2,994
	Realogy Corp.
2,428	11.75%, 04/15/2014	2,404
	United Rentals North America, Inc.
3,058	8.38%, 09/15/2020	3,096
		21,276

	Retail Trade - 4.8%
	Building Materials Corp.
4,028	7.50%, 03/15/2020 ■	4,239
	Dollar General Corp.
3,608	11.88%, 07/15/2017	4,113
	Hillman Group, Inc.
2,514	10.88%, 06/01/2018	2,712
603	10.88%, 06/01/2018 ■	650
	J.C. Penney Co., Inc.
3,371	7.63%, 03/01/2097	3,000
	Jaguar Land Rover plc
3,993	8.13%, 05/15/2021 ■	4,023
	Liz Claiborne, Inc.
2,325	10.50%, 04/15/2019 ■	2,372
	Masonite International Co.
3,058	8.25%, 04/15/2021 ■	3,039
	Nebraska Book Co.
3,068	10.00%, 12/01/2011 Ψ	3,045
	Sears Holdings Corp.
3,106	6.63%, 10/15/2018 ■	2,881
	Supervalu, Inc.
2,347	8.00%, 05/01/2016	2,394
	Toys R Us, Inc.
2,929	7.38%, 09/01/2016 ■	2,958
	Uncle Acquisition Corp.
993	8.63%, 02/15/2019	1,023
		36,449
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.4%
	Yankee Candle Co.
2,942	10.25%, 02/15/2016 ■	2,949

	Textile Product Mills - 0.3%
	Interface, Inc.
2,057	7.63%, 12/01/2018	2,139

	Truck Transportation - 0.9%
	Swift Transportation Co., Inc.
6,436	12.50%, 05/15/2017 ■	6,838

	Utilities - 3.7%
	AES Corp.
2,674	9.75%, 04/15/2016 ‡	3,035
	Calpine Corp.
3,690	7.88%, 01/15/2023 ■	3,800
	Edison Mission Energy
6,759	7.00%, 05/15/2017	5,475
	Energy Future Intermediate Holding Co. LLC
3,991	10.00%, 12/01/2020	4,256
	NRG Energy, Inc.
7,193	8.50%, 06/15/2019	7,445
	Reliant Energy, Inc.
2,371	9.24%, 07/02/2017	2,537
	Texas Competitive Electric Co.
1,718	11.50%, 10/01/2020 ■	1,688
		28,236
	Water Transportation - 0.6%
	NCL Corp., Ltd.
933	11.75%, 11/15/2016	1,075

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 87.1% - (continued)
	Water Transportation - 0.6% - (continued)
	Seven Seas Cruises
$432	9.13%, 05/15/2019 ■	$445
	Ship Finance International Ltd.
2,812	8.50%, 12/15/2013	2,816
		4,336
	Wholesale Trade - 1.0%
	Harbinger Group, Inc.
1,199	10.63%, 11/15/2015 ■	1,211
	Spectrum Brands, Inc.
4,065	12.00%, 08/28/2019	4,492
	U.S. Foodservice, Inc.
2,123	8.50%, 06/30/2019 ■	2,060
		7,763
	Total corporate bonds: non-investment grade
	(cost $635,003)	$666,922

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 8.5%
	Air Transportation - 0.4%
	Macquarie Aircraft Leasing Finance S.A.,
	Second Lien Term Loan
$3,433	4.19%, 11/29/2013 ±⌂	$3,159

	Arts, Entertainment and Recreation - 1.1%
	AMC Entertainment Holdings, Inc.
6,671	5.25%, 06/13/2012 ±☼	6,596
	Chester Downs and Marina LLC, Loan
1,496	12.38%, 07/31/2016 ±	1,520
		8,116
	Finance and Insurance - 1.9%
	Asurion Corp.
2,491	9.00%, 05/24/2019 ±	2,496
	BNY Convergex Group LLC, 2nd Lien Eze
	Borrower Term Loan
407	8.75%, 12/17/2017 ±	413
	BNY Convergex Group LLC, 2nd Lien Top
	Borrower Term Loan
971	8.75%, 12/17/2017 ±	986
	Chrysler Group LLC
3,215	6.00%, 05/24/2017 ±☼	3,140
	Nuveen Investments, Inc., Second Lien Term
	Loan
7,197	12.50%, 07/31/2015 ±	7,655
		14,690
	Information - 1.7%
	Level 3 Communications Corp., Tranche Loan
	B Add-On
7,124	11.50%, 03/13/2014 ±	7,522
	WideOpenWest Finance LLC, Second Lien
	Term Loan
5,967	6.44%, 06/29/2015 ±	5,704
		13,226
	Motor Vehicle & Parts Manufacturing - 2.1%
	General Motors Co.
17,705	0.44%, 10/27/2015 ±☼	15,962

	Retail Trade - 1.3%
	Easton-Bell Sports, Inc.
9,706	11.50%, 12/31/2015 ±⌂☼		9,706

	Total senior floating rate interests: non- investment grade
	(cost $65,633)		$64,859

COMMON STOCKS - 0.2%
	Energy - 0.2%
207,275	KCA Deutag ⌂●†		$1,803

	Software & Services - 0.0%
38	Stratus Technologies, Inc. ⌂●†		–
	Total common stocks
	(cost $2,796)		$1,803

PREFERRED STOCKS - 1.5%
	Automobiles & Components - 1.5%
20	Dana Holding Corp. Preferred, 4.00% ۞■		$3,164
165	General Motors Co. Preferred, 4.75% ۞		8,028
			11,192
	Software & Services - 0.0%
9	Stratus Technologies, Inc. ⌂†		–

	Total preferred stocks
	(cost $11,361)		$11,192

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
2	ASG Consolidated LLC ⌂		$232
	Total warrants
	(cost $34)		$232

	Total long-term investments
	(cost $726,399)		$754,727

SHORT-TERM INVESTMENTS - 3.1%
	Investment Pools and Funds - 3.0%
	JP Morgan U.S. Government Money
22,867	Market Fund		$22,867

	U.S. Treasury Bills - 0.1%
$655	0.01%, 7/28/2011 ○‡		655

	Total short-term investments
	(cost $23,522)		$23,522

	Total investments
	(cost $749,921) ▲	101.6%	$778,249
	Other assets and liabilities	(1.6)%	(12,416)
	Total net assets	100.0%	$765,833

The accompanying notes are an integral part of these financial statements.

9

Hartford High Yield HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.9% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $750,994 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$36,540
Unrealized Depreciation	(9,285)
Net Unrealized Appreciation	$27,255

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervisionof the Company's Board of Directors at June 30, 2011, was $1,803, which represents 0.24% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

±	The interest rate disclosed for these securities represents the average coupon as of June 30, 2011.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $267,994, which represents 34.99% of total net assets.

۞	Convertible security.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at June 30, 2011 was $19,796.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2010 - 07/2010	2	ASG Consolidated LLC Warrants - 144A	$34
09/2010 - 06/2011	$9,706	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	9,587
03/2011	207,275	KCA Deutag	2,796
01/2011 - 03/2011	$3,433	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.19%, 11/29/2013	3,085
02/2007	$2,490	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	2,479
03/2010 - 04/2010	38	Stratus Technologies, Inc.	–
03/2010 - 04/2010	9	Stratus Technologies, Inc.	–

The aggregate value of these securities at June 30, 2011, was $14,900, which represents 1.95% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

Hartford High Yield HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$4,260	$–	$4,260	$–
Common Stocks ‡	1,803	–	–	1,803
Corporate Bonds: Investment Grade	5,459	–	5,459	–
Corporate Bonds: Non-Investment Grade	666,922	–	660,359	6,563
Preferred Stocks	11,192	8,028	3,164	–
Senior Floating Rate Interests: Non-Investment Grade	64,859	–	64,859	–
Warrants	232	232	–	–
Short-Term Investments	23,522	22,867	655	–
Total	$778,249	$31,127	$738,756	$8,366

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance
	December	Gain	Appreciation		Net			Into	Out of	as of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Common Stocks	—	—	(992	)‡	—	2,795	—	—	—	1,803
Corporate Bonds	5,606	(1,456)	637	§	21	2,869	(2,936)	1,822	—	6,563
Preferred Stocks	—	—	—	†	—	—	—	—	—	—
Total	$5,606	$(1,456)	$(355)		$21	$5,664	$(2,936)	$1,822	$—	$8,366

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was zero.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $(992).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $(143).

The accompanying notes are an integral part of these financial statements.

11

Hartford High Yield HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $749,921)	$778,249
Cash	62
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	8,296
Fund shares sold	866
Dividends and interest	14,419
Total assets	801,892
Liabilities:
Payables:
Investment securities purchased	31,656
Fund shares redeemed	4,246
Investment management fees	87
Distribution fees	7
Accrued expenses	63
Total liabilities	36,059
Net assets	$765,833
Summary of Net Assets:
Capital stock and paid-in-capital	$691,950
Accumulated undistributed net investment income	93,556
Accumulated net realized loss on investments and foreign currency transactions	(48,001)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	28,328
Net assets	$765,833
Shares authorized	2,800,000
Par value	$0.001
Class IA: Net asset value per share	$9.65
Shares outstanding	61,019
Net assets	$589,076
Class IB: Net asset value per share	$9.52
Shares outstanding	18,564
Net assets	$176,757
The accompanying notes are an integral part of these financial statements.

12

Hartford High Yield HLS Fund
Statement of Operations
For the Six Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$237
Interest	32,665
Total investment income, net	32,902

Expenses:
Investment management fees	2,727
Transfer agent fees	1
Distribution fees - Class IB	230
Custodian fees	8
Accounting services fees	71
Board of Directors' fees	8
Audit fees	7
Other expenses	82
Total expenses	3,134
Net investment income	29,768

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:	20906000
Net realized gain on investments	20,700
Net realized gain on written options	48
Net realized gain on swap contracts	403
Net realized loss on foreign currency contracts	(245)
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	20,906

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(8,928)
Net unrealized appreciation of swap contracts	66
Net unrealized appreciation of foreign currency contracts	245
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(8,617)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,289
Net Increase in Net Assets Resulting from Operations	$42,057

The accompanying notes are an integral part of these financial statements.

13

Hartford High Yield HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$29,768	$64,815
Net realized gain on investments and other financial instruments	20,906	63,363
Net unrealized depreciation of investments and other financial instruments	(8,617)	(17,997)
Net Increase In Net Assets Resulting From Operations	42,057	110,181
Distributions to Shareholders:
From net investment income
Class IA	—	(3,774)
Class IB	—	(1,226)
Total distributions	—	(5,000)
Capital Share Transactions:
Class IA
Sold	75,777	190,974
Issued on reinvestment of distributions	—	3,774
Redeemed	(121,540)	(198,912)
Total capital share transactions	(45,763)	(4,164)
Class IB
Sold	21,300	46,511
Issued on reinvestment of distributions	—	1,226
Redeemed	(40,611)	(75,736)
Total capital share transactions	(19,311)	(27,999)
Net decrease from capital share transactions	(65,074)	(32,163)
Net Increase (Decrease) In Net Assets	(23,017)	73,018
Net Assets:
Beginning of period	788,850	715,832
End of period	$765,833	$788,850
Accumulated undistributed (distribution in excess of) net investment income	$93,556	$63,788
Shares:
Class IA
Sold	7,946	22,498
Issued on reinvestment of distributions	—	443
Redeemed	(12,739)	(23,540)
Total share activity	(4,793)	(599)
Class IB
Sold	2,261	5,523
Issued on reinvestment of distributions	—	145
Redeemed	(4,311)	(9,090)
Total share activity	(2,050)	(3,422)

The accompanying notes are an integral part of these financial statements.

14

Hartford High Yield HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford High Yield HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

15

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.
Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

16

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income –Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

17

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

18

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities –The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

19

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. As of June 30, 2011, there were no outstanding options contracts.

20

Options Contract Activity During the
Six-month Period Ended June 30, 2011
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	16,050,000	48
Expired	(16,050,000)	(48)
Closed	—	—
Exercised	—	—
End of period	—	$—

* The number of contracts does not omit 000's.

c)
Swap Agreements– The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements– The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to

21

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund had no outstanding credit default swaps as of June 30, 2011.

d)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on written options	$—	$—	$48	$—	$—	$—	$48
Net realized gain on swap contracts	—	—	403	—	—	—	403
Net realized loss on foreign currency contracts	—	(245)	—	—	—	—	(245)
Total	$—	$(245)	$451	$—	$—	$—	$206

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$66	$—	$—	$—	$66
Net change in unrealized appreciation of foreign currency contracts	—	245	—	—	—	—	245
Total	$—	$245	$66	$—	$—	$—	$311

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

22

rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s security market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) –Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$5,000	$56,238

23

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$63,578
Accumulated Capital and Other Losses*	(67,835)
Unrealized Appreciation†	36,118
Total Accumulated Earnings	$31,861

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$7
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(7)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$15,837
2017	51,998
Total	$67,835

As of December 31, 2010, the Fund utilized $62,617 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

b)
Accounting Services Agreement –Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance

25

Hartford High Yield HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)
officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$201

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Company to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contract owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	50.41	50.04
	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for Unrestricted Transfers	0.02%	0.02%
Total Return Excluding Payment from Affiliate	11.15	10.87

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$391,969
Sales Proceeds Excluding U.S. Government Obligations	393,072

26

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Hartford High Yield HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended June 30, 2011(D) (Unaudited)
IA	$9.15	$0.36	$–	$0.14	$0.50	$–	$–	$–	$–	$0.50	$9.65
IB	9.04	0.34	–	0.14	0.48	–	–	–	–	0.48	9.52

For the Year Ended December 31, 2010(D)
IA	7.94	0.75	–	0.52	1.27	(0.06)	–	–	(0.06)	1.21	9.15
IB	7.86	0.72	–	0.52	1.24	(0.06)	–	–	(0.06)	1.18	9.04

For the Year Ended December 31, 2009(D)
IA	5.73	0.73	–	2.16	2.89	(0.68)	–	–	(0.68)	2.21	7.94
IB	5.68	0.70	–	2.14	2.84	(0.66)	–	–	(0.66)	2.18	7.86

For the Year Ended December 31, 2008
IA	8.87	0.83	–	(3.12)	(2.29)	(0.85)	–	–	(0.85)	(3.14)	5.73
IB	8.78	0.83	–	(3.11)	(2.28)	(0.82)	–	–	(0.82)	(3.10)	5.68

For the Year Ended December 31, 2007(D)
IA	9.35	0.71	–	(0.45)	0.26	(0.74)	–	–	(0.74)	(0.48)	8.87
IB	9.27	0.68	–	(0.45)	0.23	(0.72)	–	–	(0.72)	(0.49)	8.78

For the Year Ended December 31, 2006(D)
IA	9.80	0.72	–	0.31	1.03	(1.48)	–	–	(1.48)	(0.45)	9.35
IB	9.70	0.69	–	0.30	0.99	(1.42)	–	–	(1.42)	(0.43)	9.27

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using the average shares method.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers		Assets After Waivers		Average Net Assets		Rate(C)

5.45	%(E)	$589,076	0.74	%(F)	0.74	%(F)	7.60	%(F)	50%
5.32	(E)	176,757	0.99	(F)	0.99	(F)	7.35	(F)	–

16.15		602,493	0.75		0.75		8.80		139
15.86		186,357	1.00		1.00		8.57		–

50.46	(G)	527,000	0.75		0.75		10.32		173
50.08	(G)	188,832	1.00		1.00		10.08		–

(25.23)		293,839	0.74		0.74		9.05		101
(25.42)		124,701	0.99		0.99		8.76		–

2.79		460,243	0.77		0.72		7.47		148
2.53		222,712	1.02		0.97		7.20		–

11.17	(G)	471,327	0.77		0.72		7.39		160
10.89	(G)	264,525	1.02		0.97		7.14		–

29

Hartford High Yield HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

30

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald(1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

31

Hartford High Yield HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak(1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

Hartford High Yield HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,054.53	$3.77	$1,000.00	$1,021.12	$3.71	0.74%	181	365
Class IB	$1,000.00	$1,053.23	$5.04	$1,000.00	$1,019.89	$4.96	0.99%	181	365

33

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-HY11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Index HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Index HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Index HLS Fund inception 05/01/1987
(sub-advised by Hartford Investment Management Company)
Investment objective – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Index IA	5.87%	30.30%	2.68%	2.37%
Index IB	5.74%	29.98%	2.42%	2.12%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Manager
Deane Gyllenhaal
Vice President

The Class IA shares of the Hartford Index HLS Fund returned 5.87% for the six-month period ended June 30, 2011, underperforming its benchmark, the S&P 500 Index, which returned 6.01%. The Fund outperformed the Lipper S&P 500 Index Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 5.82%.

Why did the Fund perform this way?

Year to date the Fund slightly underperformed the index. Much of the performance variance is attributable to day to day frictions within the Fund, such as investing cash flows and the impacts of having a cash allocation. Another factor that can contribute to the variance is due to the lack of Hartford Financial Services Group (HIG) exposure within the Fund. The Fund does not invest in HIG and therefore carries an index relative underweight (i.e. the Fund’s position was less than the benchmark position). This exposure is reallocated across the Life/Health Insurance and Property/Casualty Insurance and Multi-line Insurance industries.

The S&P 500 Index was up over 9.0% for the first four months of 2011, then lost over 2.7% in May and June resulting in a first half year to date return of 6.01%. All but one of the ten sectors within the index had positive returns during the first half of 2011, ended June 30, 2011. Health Care led the way up approximately 14%, followed by Energy and Industrials each gaining roughly 11% and 8%, respectively. Financials was the only sector group with a negative return, falling just over 3%. The best individual stock performers in the S&P 500 included National Semiconductor which rallied about 80%, followed by Cabot Oil & Gas, increasing just over 75%. The constituents that declined the most for the half year were AIG Group which fell approximately 39% and Monster Worldwide which declined by nearly 38%.

What is the outlook?

For the remainder of 2011, we expect global growth to remain positive, albeit below long-term averages. After showing improvement in the first quarter, U.S. economic growth has begun to show signs of weakness as the continuing European sovereign debt crisis and weakening growth within the emerging market nations are causing a slower than usual cyclical recovery. Inflation concerns have been driven by rising food and energy prices, while core inflation has remained relatively stable. Although we expect headline inflation to remain at elevated levels, weakness in the global economy has reduced certain commodity costs and core inflation remains in check.

The Fund will continue to be invested in the S&P 500 Index securities, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of its benchmark.

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	2.8
Capital Goods (Industrials)	8.9
Commercial & Professional Services (Industrials)	0.6
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	2.0
Diversified Financials (Financials)	7.1
Energy (Energy)	13.0
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	6.1
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	2.4
Insurance (Financials)	3.8
Materials (Materials)	3.7
Media (Consumer Discretionary)	3.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.7
Real Estate (Financials)	1.8
Retailing (Consumer Discretionary)	3.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	8.8
Technology Hardware & Equipment (Information Technology)	6.9
Telecommunication Services (Services)	3.2
Transportation (Industrials)	2.1
Utilities (Utilities)	3.5
Short-Term Investments	1.0
Other Assets and Liabilities	(3.5)
Total	100.0%

3

Hartford Index HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 102.5%
	Automobiles & Components - 0.8%
321	Ford Motor Co. ●	$4,427
21	Goodyear Tire & Rubber Co. ●	346
20	Harley-Davidson, Inc.	819
57	Johnson Controls, Inc.	2,388
		7,980
	Banks - 2.8%
59	BB&T Corp.	1,581
15	Comerica, Inc.	517
78	Fifth Third Bankcorp	989
22	First Horizon National Corp.	212
45	Hudson City Bancorp, Inc.	365
73	Huntington Bancshares, Inc.	479
80	Keycorp	669
11	M&T Bank Corp.	934
45	Marshall & Ilsley Corp.	357
32	People's United Financial, Inc.	429
45	PNC Financial Services Group, Inc.	2,653
106	Regions Financial Corp.	658
45	SunTrust Banks, Inc.	1,172
163	US Bancorp	4,155
447	Wells Fargo & Co.	12,543
16	Zion Bancorp	373
		28,086
	Capital Goods - 8.9%
60	3M Co.	5,693
62	Boeing Co.	4,616
54	Caterpillar, Inc.	5,795
17	Cummins, Inc.	1,715
46	Danaher Corp.	2,438
35	Deere & Co.	2,925
16	Dover Corp.	1,072
29	Eaton Corp.	1,483
64	Emerson Electric Co.	3,576
25	Fastenal Co.	897
5	Flowserve Corp.	522
15	Fluor Corp.	954
31	General Dynamics Corp.	2,339
896	General Electric Co.	16,905
11	Goodrich Corp.	1,007
66	Honeywell International, Inc.	3,963
42	Illinois Tool Works, Inc.	2,387
28	Ingersoll-Rand plc	1,269
16	ITT Corp.	919
11	Jacobs Engineering Group, Inc. ●	462
9	Joy Global, Inc.	848
9	L-3 Communications Holdings, Inc.	787
24	Lockheed Martin Corp.	1,949
30	Masco Corp.	364
25	Northrop Grumman Corp.	1,716
31	PACCAR, Inc.	1,578
10	Pall Corp.	549
14	Parker-Hannifin Corp.	1,228
12	Precision Castparts Corp.	2,009
18	Quanta Services, Inc. ●	368
30	Raytheon Co.	1,499
12	Rockwell Automation, Inc.	1,058
13	Rockwell Collins, Inc.	802
8	Roper Industries, Inc.	679
5	Snap-On, Inc.	309
14	Stanley Black & Decker, Inc.	1,021
23	Textron, Inc.	551
40	Tyco International Ltd.	1,957
77	United Technologies Corp.	6,847
5	W.W. Grainger, Inc.	753
		87,809
	Commercial & Professional Services - 0.6%
9	Avery Dennison Corp.	343
11	Cintas Corp.	353
4	Dun & Bradstreet Corp.	315
10	Equifax, Inc. ●	360
17	Iron Mountain, Inc.	577
17	Pitney Bowes, Inc.	396
16	R.R. Donnelley & Sons Co.	312
26	Republic Services, Inc.	790
12	Robert Half International, Inc.	336
7	Stericycle, Inc. ●	643
40	Waste Management, Inc.	1,494
		5,919
	Consumer Durables & Apparel - 1.0%
25	Coach, Inc.	1,586
24	D.R. Horton, Inc.	274
13	Fortune Brands, Inc.	832
6	Harman International Industries, Inc.	271
12	Hasbro, Inc.	507
12	Leggett & Platt, Inc.	293
14	Lennar Corp.	246
29	Mattel, Inc.	806
25	Newell Rubbermaid, Inc.	388
32	NIKE, Inc. Class B	2,888
5	Polo Ralph Lauren Corp.	715
28	Pulte Group, Inc. ●	218
7	V.F. Corp.	805
6	Whirlpool Corp.	523
		10,352
	Consumer Services - 2.0%
10	Apollo Group, Inc. Class A ●	450
36	Carnival Corp.	1,372
3	Chipotle Mexican Grill, Inc. ●	817
12	Darden Restaurants, Inc.	573
5	DeVry, Inc.	304
26	H & R Block, Inc.	413
25	International Game Technology	445
24	Marriott International, Inc. Class A	851
88	McDonald's Corp.	7,395
63	Starbucks Corp.	2,503
17	Starwood Hotels & Resorts	925
14	Wyndham Worldwide Corp.	483
6	Wynn Resorts Ltd.	919
39	Yum! Brands, Inc.	2,174
		19,624
	Diversified Financials - 7.1%
88	American Express Co.	4,570
20	Ameriprise Financial, Inc.	1,178
856	Bank of America Corp.	9,386
105	Bank of New York Mellon Corp.	2,688
8	BlackRock, Inc.	1,554
39	Capital One Financial Corp.	2,004
85	Charles Schwab Corp.	1,393

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 102.5% - (continued)
	Diversified Financials - 7.1% - (continued)
247	Citigroup, Inc.	$10,280
6	CME Group, Inc.	1,651
46	Discover Financial Services, Inc.	1,233
21	E*Trade Financial Corp. ●	293
8	Federated Investors, Inc.	188
12	Franklin Resources, Inc.	1,602
44	Goldman Sachs Group, Inc.	5,830
6	IntercontinentalExchange, Inc. ●	773
39	Invesco Ltd.	913
16	Janus Capital Group, Inc.	149
336	JP Morgan Chase & Co.	13,750
13	Legg Mason, Inc.	411
17	Leucadia National Corp.	571
17	Moody's Corp.	643
131	Morgan Stanley	3,003
13	Nasdaq OMX Group, Inc. ●	322
20	Northern Trust Corp.	939
22	NYSE Euronext	759
45	SLM Corp.	750
43	State Street Corp.	1,920
22	T. Rowe Price Group, Inc.	1,322
		70,075
	Energy - 13.0%
19	Alpha Natural Resources, Inc. ●	869
42	Anadarko Petroleum Corp.	3,231
32	Apache Corp.	3,999
37	Baker Hughes, Inc.	2,669
9	Cabot Oil & Gas Corp.	587
21	Cameron International Corp. ●	1,041
56	Chesapeake Energy Corp.	1,651
170	Chevron Corp.	17,477
119	ConocoPhillips Holding Co.	8,982
19	Consol Energy, Inc.	930
34	Denbury Resources, Inc. ●	671
36	Devon Energy Corp.	2,814
6	Diamond Offshore Drilling, Inc.	411
65	El Paso Corp.	1,313
23	EOG Resources, Inc.	2,368
13	EQT Corp.	661
416	Exxon Mobil Corp.	33,882
20	FMC Technologies, Inc. ●	909
77	Halliburton Co.	3,944
9	Helmerich & Payne, Inc.	598
26	Hess Corp.	1,908
60	Marathon Oil Corp.	3,169
16	Murphy Oil Corp.	1,075
24	Nabors Industries Ltd. ●	599
36	National Oilwell Varco, Inc.	2,793
11	Newfield Exploration Co. ●	762
21	Noble Corp.	841
15	Noble Energy, Inc.	1,341
69	Occidental Petroleum Corp.	7,146
23	Peabody Energy Corp.	1,350
10	Pioneer Natural Resources Co.	883
15	QEP Resources, Inc.	625
14	Range Resources Corp.	753
11	Rowan Companies, Inc. ●	419
115	Schlumberger Ltd.	9,912
29	Southwestern Energy Co. ●	1,262
55	Spectra Energy Corp.	1,505
10	Sunoco, Inc.	429
12	Tesoro Corp. ●	278
48	Valero Energy Corp.	1,232
50	Williams Cos., Inc.	1,503
		128,792
	Food & Staples Retailing - 2.4%
37	Costco Wholesale Corp.	2,999
115	CVS/Caremark Corp.	4,307
51	Kroger Co.	1,271
30	Safeway, Inc.	700
18	Supervalu, Inc.	168
49	Sysco Corp.	1,536
77	Walgreen Co.	3,287
161	Wal-Mart Stores, Inc.	8,577
13	Whole Foods Market, Inc.	801
		23,646
	Food, Beverage & Tobacco - 6.1%
177	Altria Group, Inc.	4,673
58	Archer Daniels Midland Co.	1,738
9	Brown-Forman Corp.	654
15	Campbell Soup Co.	535
194	Coca-Cola Co.	13,022
28	Coca-Cola Enterprises, Inc.	803
35	ConAgra Foods, Inc.	893
15	Constellation Brands, Inc. Class A ●	315
16	Dean Foods Co. ●	191
19	Dr. Pepper Snapple Group	784
54	General Mills, Inc.	2,010
27	H.J. Heinz Co.	1,449
13	Hershey Co.	736
12	Hormel Foods Corp.	350
10	J.M. Smucker Co.	747
21	Kellogg Co.	1,169
149	Kraft Foods, Inc.	5,235
12	Lorillard, Inc.	1,325
11	McCormick & Co., Inc.	553
17	Mead Johnson Nutrition Co.	1,169
13	Molson Coors Brewing Co.	600
134	PepsiCo, Inc.	9,408
150	Philip Morris International, Inc.	10,035
29	Reynolds American, Inc.	1,059
49	Sara Lee Corp.	938
25	Tyson Foods, Inc. Class A	491
		60,882
	Health Care Equipment & Services - 4.3%
32	Aetna, Inc.	1,412
23	Amerisource Bergen Corp.	958
7	Bard (C.R.), Inc.	791
48	Baxter International, Inc.	2,875
19	Becton, Dickinson & Co.	1,597
129	Boston Scientific Corp. ●	893
30	Cardinal Health, Inc.	1,346
19	CareFusion Corp. ●	514
12	Cerner Corp. ●	752
23	CIGNA Corp.	1,177
13	Coventry Health Care, Inc. ●	457
42	Covidien plc	2,228
8	DaVita, Inc. ●	702
12	Dentsply International, Inc.	451
The accompanying notes are an integral part of these financial statements.

5

Hartford Index HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 102.5% - (continued)
	Health Care Equipment & Services - 4.3% - (continued)
10	Edwards Lifesciences Corp. ●	$841
45	Express Scripts, Inc. ●	2,416
14	Humana, Inc.	1,149
3	Intuitive Surgical, Inc. ●	1,232
8	Laboratory Corp. of America Holdings ●	821
21	McKesson Corp.	1,779
34	Medco Health Solutions, Inc. ●	1,908
90	Medtronic, Inc.	3,483
8	Patterson Cos., Inc.	267
13	Quest Diagnostics, Inc.	789
28	St. Jude Medical, Inc.	1,326
28	Stryker Corp.	1,653
41	Tenet Healthcare Corp. ●	258
92	UnitedHealth Group, Inc.	4,721
10	Varian Medical Systems, Inc. ●	695
31	Wellpoint, Inc.	2,441
16	Zimmer Holdings, Inc. ●	1,024
		42,956
	Household & Personal Products - 2.4%
36	Avon Products, Inc.	1,019
11	Clorox Co.	759
41	Colgate-Palmolive Co.	3,614
10	Estee Lauder Co., Inc.	1,010
33	Kimberly-Clark Corp.	2,207
236	Procter & Gamble Co.	14,996
		23,605
	Insurance - 3.8%
29	ACE Ltd.	1,909
41	Aflac, Inc.	1,933
45	Allstate Corp.	1,375
38	American International Group, Inc. ●	1,100
28	AON Corp.	1,431
8	Assurant, Inc.	300
149	Berkshire Hathaway, Inc. Class B ●	11,531
25	Chubb Corp.	1,576
14	Cincinnati Financial Corp.	410
42	Genworth Financial, Inc. ●	434
28	Lincoln National Corp.	792
27	Loews Corp.	1,125
46	Marsh & McLennan Cos., Inc.	1,445
94	MetLife, Inc.	4,111
28	Principal Financial Group, Inc.	865
56	Progressive Corp.	1,203
43	Prudential Financial, Inc.	2,751
7	Torchmark Corp.	434
36	Travelers Cos., Inc.	2,106
27	Unum Group	696
27	XL Group plc	586
		38,113
	Materials - 3.7%
18	Air Products and Chemicals, Inc.	1,713
6	Airgas, Inc.	413
9	AK Steel Holding Corp.	147
90	Alcoa, Inc.	1,427
9	Allegheny Technologies, Inc.	570
14	Ball Corp.	547
9	Bemis Co., Inc.	301
6	CF Industries Holdings, Inc.	854
12	Cliff's Natural Resources, Inc.	1,127
99	Dow Chemical Co.	3,579
78	E.I. DuPont de Nemours & Co.	4,241
6	Eastman Chemical Co.	618
20	Ecolab, Inc.	1,106
6	FMC Corp.	519
80	Freeport-McMoRan Copper & Gold, Inc.	4,234
7	International Flavors & Fragrances, Inc.	436
37	International Paper Co.	1,101
14	MeadWestvaco Corp.	478
45	Monsanto Co.	3,286
42	Newmont Mining Corp.	2,250
27	Nucor Corp.	1,100
14	Owens-Illinois, Inc. ●	358
13	PPG Industries, Inc.	1,212
26	Praxair, Inc.	2,784
14	Sealed Air Corp.	322
7	Sherwin-Williams Co.	624
10	Sigma-Aldrich Corp.	758
8	Titanium Metals Corp.	139
12	United States Steel Corp.	562
11	Vulcan Materials Co.	420
		37,226
	Media - 3.4%
19	Cablevision Systems Corp.	704
56	CBS Corp. Class B	1,609
234	Comcast Corp. Class A	5,924
65	DirecTV Class A ●	3,295
24	Discovery Communications, Inc. ●	963
20	Gannett Co., Inc.	290
41	Interpublic Group of Cos., Inc.	517
26	McGraw-Hill Cos., Inc.	1,079
193	News Corp. Class A	3,419
24	Omnicom Group, Inc.	1,142
8	Scripps Networks Interactive Class A	375
28	Time Warner Cable, Inc.	2,220
91	Time Warner, Inc.	3,293
49	Viacom, Inc. Class B	2,520
160	Walt Disney Co.	6,237
–	Washington Post Co. Class B	189
		33,776
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7%
131	Abbott Laboratories	6,915
29	Agilent Technologies, Inc. ●	1,502
26	Allergan, Inc.	2,147
79	Amgen, Inc. ●	4,587
20	Biogen Idec, Inc. ●	2,186
144	Bristol-Myers Squibb Co.	4,175
39	Celgene Corp. ●	2,359
7	Cephalon, Inc. ●	519
86	Eli Lilly & Co.	3,231
24	Forest Laboratories, Inc. ●	951
66	Gilead Sciences, Inc. ●	2,753
14	Hospira, Inc. ●	805
232	Johnson & Johnson	15,411
15	Life Technologies Corp. ●	789
261	Merck & Co., Inc.	9,205
37	Mylan, Inc. ●	916
10	PerkinElmer, Inc.	257
668	Pfizer, Inc.	13,756
32	Thermo Fisher Scientific, Inc. ●	2,084
8	Waters Corp. ●	742

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 102.5% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 7.7% -
	(continued)
11	Watson Pharmaceuticals, Inc. ●	$732
		76,022
	Real Estate - 1.8%
10	Apartment Investment & Management Co.	257
7	Avalonbay Communities, Inc.	950
12	Boston Properties, Inc.	1,309
25	CB Richard Ellis Group, Inc. Class A ●	621
25	Equity Residential Properties Trust	1,497
34	HCP, Inc.	1,261
15	Health Care, Inc.	782
58	Host Hotels & Resorts, Inc.	983
34	Kimco Realty Corp.	640
14	Plum Creek Timber Co., Inc.	554
38	ProLogis, Inc.	1,376
12	Public Storage	1,343
25	Simon Property Group, Inc.	2,876
14	Ventas, Inc.	727
14	Vornado Realty Trust	1,294
46	Weyerhaeuser Co.	995
		17,465
	Retailing - 3.7%
7	Abercrombie & Fitch Co. Class A	494
30	Amazon.com, Inc. ●	6,166
5	AutoNation, Inc. ●	196
2	AutoZone, Inc. ●	639
21	Bed Bath & Beyond, Inc. ●	1,228
27	Best Buy Co., Inc.	855
6	Big Lots, Inc. ●	211
19	CarMax, Inc. ●	632
17	Expedia, Inc.	490
10	Family Dollar Stores, Inc.	546
12	GameStop Corp. Class A ●	320
33	Gap, Inc.	598
13	Genuine Parts Co.	725
135	Home Depot, Inc.	4,876
18	J.C. Penney Co., Inc.	622
24	Kohl's Corp.	1,188
21	Limited Brands, Inc.	819
110	Lowe's Co., Inc.	2,565
36	Macy's, Inc.	1,055
4	Netflix, Inc. ●	959
14	Nordstrom, Inc.	666
12	O'Reilly Automotive, Inc. ●	764
4	Priceline.com, Inc. ●	2,145
10	Ross Stores, Inc.	796
4	Sears Holdings Corp. ●	258
60	Staples, Inc.	952
58	Target Corp.	2,731
11	Tiffany & Co.	846
33	TJX Cos., Inc.	1,714
11	Urban Outfitters, Inc. ●	296
		36,352
	Semiconductors & Semiconductor Equipment - 2.5%
49	Advanced Micro Devices, Inc. ●	342
27	Altera Corp.	1,263
25	Analog Devices, Inc.	993
111	Applied Materials, Inc.	1,449
40	Broadcom Corp. Class A	1,357
5	First Solar, Inc. ●	602
448	Intel Corp.	9,930
14	KLA-Tencor Corp.	576
19	Linear Technology Corp.	635
51	LSI Corp. ●	364
19	MEMC Electronic Materials, Inc. ●	166
16	Microchip Technology, Inc.	610
73	Micron Technology, Inc. ●	545
20	National Semiconductor Corp.	501
8	Novellus Systems, Inc. ●	272
51	NVIDIA Corp. ●	809
16	Teradyne, Inc. ●	233
98	Texas Instruments, Inc.	3,223
22	Xilinx, Inc.	817
		24,687
	Software & Services - 8.8%
43	Adobe Systems, Inc. ●	1,341
16	Akamai Technologies, Inc. ●	497
20	Autodesk, Inc. ●	753
42	Automatic Data Processing, Inc.	2,222
15	BMC Software, Inc. ●	816
32	CA, Inc.	733
16	Citrix Systems, Inc. ●	1,270
26	Cognizant Technology Solutions Corp. ●	1,889
13	Computer Sciences Corp.	497
18	Compuware Corp. ●	180
97	eBay, Inc. ●	3,116
28	Electronic Arts, Inc. ●	662
23	Fidelity National Information Services, Inc.	701
12	Fiserv, Inc. ●	757
21	Google, Inc. ●	10,741
102	IBM Corp.	17,566
23	Intuit, Inc. ●	1,198
8	Mastercard, Inc.	2,408
627	Microsoft Corp.	16,307
11	Monster Worldwide, Inc. ●	160
329	Oracle Corp.	10,839
27	Paychex, Inc.	836
16	Red Hat, Inc. ●	748
24	SAIC, Inc. ●	397
10	Salesforce.com, Inc. ●	1,512
64	Symantec Corp. ●	1,260
14	Teradata Corp. ●	857
14	Total System Services, Inc.	253
14	VeriSign, Inc.	475
40	Visa, Inc.	3,410
53	Western Union Co.	1,071
110	Yahoo!, Inc. ●	1,656
		87,128
	Technology Hardware & Equipment - 6.9%
15	Amphenol Corp. Class A	804
78	Apple, Inc. ●	26,239
465	Cisco Systems, Inc.	7,257
133	Corning, Inc.	2,408
139	Dell, Inc. ●	2,313
174	EMC Corp. ●	4,792
7	F5 Networks, Inc. ●	761
13	FLIR Systems, Inc.	455
11	Harris Corp.	483

The accompanying notes are an integral part of these financial statements.

7

Hartford Index HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 102.5% - (continued)
	Technology Hardware & Equipment - 6.9% - (continued)
175	Hewlett-Packard Co.	$6,383
17	Jabil Circuit, Inc.	336
19	JDS Uniphase Corp. ●	320
45	Juniper Networks, Inc. ●	1,418
7	Lexmark International, Inc. ADR ●	194
12	Molex, Inc.	302
25	Motorola Mobility Holdings, Inc. ●	550
29	Motorola Solutions, Inc. ●	1,320
31	NetApp, Inc. ●	1,642
141	Qualcomm, Inc.	8,011
20	SanDisk Corp. ●	837
31	Tellabs, Inc.	142
20	Western Digital Corp. ●	716
118	Xerox Corp.	1,232
		68,915
	Telecommunication Services - 3.2%
33	American Tower Corp. Class A ●	1,752
501	AT&T, Inc.	15,722
51	CenturyLink, Inc.	2,053
84	Frontier Communications Corp.	679
22	MetroPCS Communications, Inc. ●	386
253	Sprint Nextel Corp. ●	1,362
239	Verizon Communications, Inc.	8,901
43	Windstream Corp.	558
		31,413
	Transportation - 2.1%
14	C.H. Robinson Worldwide, Inc.	1,086
93	CSX Corp.	2,444
18	Expeditors International of Washington, Inc..	920
27	FedEx Corp.	2,532
30	Norfolk Southern Corp.	2,240
4	Ryder System, Inc.	247
67	Southwest Airlines Co.	764
41	Union Pacific Corp.	4,329
83	United Parcel Service, Inc. Class B	6,078
		20,640
	Utilities - 3.5%
55	AES Corp. ●	707
20	Ameren Corp.	587
41	American Electric Power Co., Inc.	1,534
36	CenterPoint Energy, Inc.	696
21	CMS Energy Corp.	420
25	Consolidated Edison, Inc.	1,315
17	Constellation Energy Group, Inc.	645
49	Dominion Resources, Inc.	2,348
14	DTE Energy Co.	716
113	Duke Energy Corp.	2,119
28	Edison International	1,067
15	Entergy Corp.	1,030
56	Exelon Corp.	2,398
35	FirstEnergy Corp.	1,562
7	Integrys Energy Group, Inc.	342
36	NextEra Energy, Inc.	2,047
4	Nicor, Inc.	211
24	NiSource, Inc.	479
15	Northeast Utilities	526
20	NRG Energy, Inc. ●	500
9	Oneok, Inc.	667
19	Pepco Holdings, Inc.	375
34	PG&E Corp.	1,414
9	Pinnacle West Capital Corp.	412
49	PPL Corp.	1,356
25	Progress Energy, Inc.	1,193
43	Public Service Enterprise Group, Inc.	1,395
10	SCANA Corp.	381
20	Sempra Energy	1,070
72	Southern Co.	2,898
18	TECO Energy, Inc.	343
20	Wisconsin Energy Corp.	619
41	Xcel Energy, Inc.	993
		34,365

	Total common stocks
	(cost $882,090)	$1,015,828

	Total long-term investments
	(cost $882,090)	$1,015,828

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 0.9%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $2,061,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, value of $2,102)
$2,061	0.01%, 06/30/2011		$2,061
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $2,256,
	collateralized by U.S. Treasury Bill 0.02%
	- 4.50%, 2011 - 2012, U.S. Treasury Bond
	4.25% - 7.13%, 2023 - 2039, U.S. Treasury
	Note 0.38% - 10.63%, 2012 - 2021, value
	of $ 2,301 )
2,256	0.01%, 06/30/2011		2,256
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,949,
	collateralized by U.S. Treasury Bond
	4.50%, 2038, U.S. Treasury Note 4.00%,
	2015, value of $1,988)
1,949	0.01%, 06/30/2011		1,949
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $3,012,
	collateralized by U.S. Treasury Bond
	2.00% - 3.63%, 2026 - 2028, value of $3,073)
3,012	0.01%, 06/30/2011		3,012
			9,278
	U.S. Treasury Bills - 0.1%
1,000	0.06%, 7/28/2011 □○		1,000

	Total short-term investments
	(cost $10,278)		$10,278

	Total investments
	(cost $892,368) ▲	103.5%	$1,026,106
	Other assets and liabilities	(3.5)%	(34,534)
	Total net assets	100.0%	$991,572

The accompanying notes are an integral part of these financial statements.

8

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $923,910 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$296,954
Unrealized Depreciation	(194,758)
Net Unrealized Appreciation	$102,196

•	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 Index	35	Long	09/15/2011	$11,511	$11,081	$430

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Index HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,015,828	$1,015,828	$–	$–
Short-Term Investments	10,278	–	10,278	–
Total	$1,026,106	$1,015,828	$10,278	$–
Futures *	430	430	–	–
Total	$430	$430	$–	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

Hartford Index HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $892,368)	$1,026,106
Cash	—
Receivables:
Investment securities sold	122
Fund shares sold	355
Dividends and interest	1,297
Variation margin	105
Other assets	3
Total assets	1,027,988
Liabilities:
Payables:
Investment securities purchased	22
Fund shares redeemed	36,254
Variation margin	6
Investment management fees	49
Distribution fees	9
Accrued expenses	76
Total liabilities	36,416
Net assets	$991,572
Summary of Net Assets:
Capital stock and paid-in-capital	$901,076
Accumulated undistributed net investment income	8,911
Accumulated net realized loss on investments	(52,583)
Unrealized appreciation of investments	134,168
Net assets	$991,572
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$27.74
Shares outstanding	27,312
Net assets	$757,543
Class IB: Net asset value per share	$27.58
Shares outstanding	8,486
Net assets	$234,029

The accompanying notes are an integral part of these financial statements.

11

Hartford Index HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10,121
Interest	4
Total investment income, net	10,125

Expenses:
Investment management fees	1,554
Distribution fees - Class IB	284
Custodian fees	9
Accounting services fees	52
Board of Directors' fees	11
Audit fees	9
Other expenses	79
Total expenses	1,998
Net investment income	8,127

Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments	2,469
Net realized gain on futures	416
Net Realized Gain on Investments and Other Financial Instruments	2,885

Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	47,729
Net unrealized appreciation of futures	186
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	47,915
Net Gain on Investments and Other Financial Instruments	50,800
Net Increase in Net Assets Resulting from Operations	$58,927

The accompanying notes are an integral part of these financial statements.

12

Hartford Index HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$8,127	$16,123
Net realized gain on investments and other financial instruments	2,885	2,457
Net unrealized appreciation of investments and other financial instruments	47,915	114,628
Net Increase In Net Assets Resulting From Operations	58,927	133,208
Distributions to Shareholders:
From net investment income
Class IA	—	(13,079)
Class IB	—	(2,921)
Total distributions	—	(16,000)
Capital Share Transactions:
Class IA
Sold	26,248	74,931
Issued on reinvestment of distributions	—	13,079
Redeemed	(124,906)	(184,062)
Total capital share transactions	(98,658)	(96,052)
Class IB
Sold	51,224	86,663
Issued on reinvestment of distributions	—	2,921
Redeemed	(38,810)	(69,647)
Total capital share transactions	12,414	19,937
Net decrease from capital share transactions	(86,244)	(76,115)
Net Increase (Decrease) In Net Assets	(27,317)	41,093
Net Assets:
Beginning of period	1,018,889	977,796
End of period	$991,572	$1,018,889
Accumulated undistributed (distribution in excess of) net investment income	$8,911	$784
Shares:
Class IA
Sold	954	3,164
Issued on reinvestment of distributions	—	509
Redeemed	(4,544)	(7,732)
Total share activity	(3,590)	(4,059)
Class IB
Sold	1,888	3,670
Issued on reinvestment of distributions	—	114
Redeemed	(1,425)	(2,948)
Total share activity	463	836

The accompanying notes are an integral part of these financial statements.

13

Hartford Index HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Index HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

14

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

15

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement

16

of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$105	$—	$—	$105
Total	$—	$—	$—	$105	$—	$—	$105

Liabilities:
Variation margin payable *	$—	$—	$—	$6	$—	$—	$6
Total	$—	$—	$—	$6	$—	$—	$6

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures  cumulative appreciation (depreciation) of $430 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:
	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$416	$—	$—	$416
Total	$—	$—	$—	$416	$—	$—	$416

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$186	$—	$—	$186
Total	$—	$—	$—	$186	$—	$—	$186

17

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$16,000	$17,214
Long-Term Capital Gains*	—	413

*	The Fund designates these distributions as long-term capital dividends pursuant to IRC code Sec. 852(b)(3)(C).

18

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$784
Accumulated Capital and Other Losses*	(23,681)
Unrealized Appreciation†	54,466
Total Accumulated Earnings	$31,569

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(132)
Accumulated Net Realized Gain (Loss) on Investments	132

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$23,681
Total	$23,681

As of December 31, 2010, the Fund utilized $2,984 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Hartford Index HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $1. These fees are accrued daily and paid monthly.

20

f)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for Unrestricted Transfers	0.01%	0.01%
Total Return Excluding Payment from Affiliate	15.45	15.16

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,318
Sales Proceeds Excluding U.S. Government Obligations	56,739

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior  claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Index HLS Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$26 .20	$0 .24	$–	$1 .30	$1 .54	$–	$–	$–	$–	$1 .54	$27 .74
IB	26 .08	0 .18	–	1 .32	1 .50	–	–	–	–	1 .50	27 .58

For the Year Ended December 31, 2010
IA	23 .22	0 .44	–	2 .97	3 .41	(0 .43)	–	–	(0 .43)	2 .98	26 .20
IB	23 .12	0 .34	–	2 .99	3 .33	(0 .37)	–	–	(0 .37)	2 .96	26 .08

For the Year Ended December 31, 2009
IA	18 .75	0 .42	–	4 .48	4 .90	(0 .42)	(0 .01)	–	(0 .43)	4 .47	23 .22
IB	18 .69	0 .35	–	4 .46	4 .81	(0 .37)	(0 .01)	–	(0 .38)	4 .43	23 .12

For the Year Ended December 31, 2008
IA	31 .54	0 .59	–	(12 .16)	(11 .57)	(0 .58)	(0 .64)	–	(1 .22)	(12 .79)	18 .75
IB	31 .40	0 .51	–	(12 .07)	(11 .56)	(0 .51)	(0 .64)	–	(1 .15)	(12 .71)	18 .69

For the Year Ended December 31, 2007
IA	32 .36	0 .59	–	1 .07	1 .66	(0 .57)	(1 .91)	–	(2 .48)	(0 .82)	31 .54
IB	32 .22	0 .48	–	1 .09	1 .57	(0 .48)	(1 .91)	–	(2 .39)	(0 .82)	31 .40

For the Year Ended December 31, 2006
IA	31 .97	0 .56	–	4 .05	4 .61	(0 .56)	(3 .66)	–	(4 .22)	0 .39	32 .36
IB	31 .84	0 .44	–	4 .06	4 .50	(0 .46)	(3 .66)	–	(4 .12)	0 .38	32 .22

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.
(F)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers		Assets After Waivers		Average Net Assets		Rate(C)

5.87	%(D)	$757,543	0.33	%(E)	0.33	%(E)	1.62	%(E)	1%
5.74	(D)	234,029	0.58	(E)	0.58	(E)	1.38	(E)	–

14.73		809,629	0.34		0.34		1.73		4
14.45		209,260	0.59		0.59		1.48		–

26.15		811,634	0.35		0.35		2.00		6
25.81		166,162	0.60		0.60		1.75		–

(37.11)		718,081	0.32		0.32		2.02		4
(37.27)		138,014	0.57		0.57		1.77		–

5.20		1,390,827	0.33		0.33		1.61		4
4.94		271,967	0.58		0.58		1.36		–

15.46	(F)	1,598,176	0.42		0.33		1.60		4
15.17	(F)	276,850	0.67		0.58		1.36		–

23

Hartford Index HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Index HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Index HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,058.66	$1.68	$1,000.00	$1,023.16	$1.66	0.33%	181	365
Class IB	$1,000.00	$1,057.35	$2.96	$1,000.00	$1,021.92	$2.91	0.58%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-IX11 8-11	106632	Printed in U.S.A © 2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford International Opportunities HLS Fund

2011 Semi Annual Report
June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford International Opportunities HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford International Opportunities HLS Fund inception 07/02/1990
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
International Opportunities IA	3.18%	32.72%	5.73%	7.27%
International Opportunities IB	3.05%	32.39%	5.47%	7.01%
MSCI All Country World ex USA	4.11%	30.27%	4.14%	7.92%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford International Opportunities HLS Fund returned 3.18% for the six-month period ended June 30, 2011, underperforming its benchmark, the MSCI All Country World ex USA Index, which returned 4.11% for the same period. The Fund underperformed the 4.01% return of the average fund in the Lipper International Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Despite a period filled with volatility and headline risk, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. Investors became increasingly concerned that policy tightening in Europe would negatively impact global economic growth.

During the six-month period nine of ten sectors in the benchmark posted positive returns, led by Health Care (+11%), Telecommunication Services (+8%), and Consumer Staples (+8%). Information Technology (-4%) was the only sector with negative absolute returns (i.e. total return) during the period.

The Fund’s underperformance versus its benchmark was due in part to weak stock selection, particularly within Materials, Financials, and Energy. This was partially offset by stronger selection in Utilities, Industrials, and Consumer Staples. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns, largely due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and underweights (i.e. the Fund’s sector position was less than the benchmark position) to Health Care and Consumer Staples.

The largest detractors from relative returns were Impala Platinum (Materials), Frontline (Energy), and Yara International (Materials). Shares of South-African based platinum producer Impala Platinum fell due to uncertainty around Zimbabwe mining rights, as well as concerns about slowing demand from the auto sector following weak February auto numbers in China as well as supply disruptions from the Japanese earthquake. Frontline is an owner and operator of crude oil transport tankers. Day rates for tankers were under pressure during the period, generating little cash margin, as ships remained in oversupply and newbuilds continued to be delivered, driving the company’s share price lower. Shares of Yara International, a Norwegian-based global producer of nitrogen and complex fertilizer products, underperformed. Nitrogen feedstock costs are largely linked to oil prices; as oil rose during the quarter investors became concerned that margins may be squeezed. We eliminated our holding during the period. Hon Hai Precision (Information Technology) also detracted from absolute performance.

Top contributors to relative performance during the period included Chubu Electric Power (Utilities), Continental AG (Consumer Discretionary), and BNP Paribas (Financials). Chubu Electric Power is a Japanese power company. Shares fell as Japan’s prime minister asked the company to suspend operations as its Hamaoka plant in response to concerns stemming from the earthquake in March. We initiated a position on weakness following the share price decline. Continental AG is a leading provider of various products and services primarily for the automotive industry worldwide. Japan suppliers have quickly recovered from the March earthquake and the automotive demand has been strong, leading to strong second quarter earnings and driving Continental's share prices higher. Shares of France-based bank BNP Paribas rose during the period as the company surprised the market positively with ongoing momentum in their quarterly results, citing positive revenue trends, lower impairments, and healthy capital generation. The strength was broad-based, led by returns in the French retail division, but with good delivery across investment solutions and corporate and investment banking. National Grid (Utilities) also contributed positively to absolute performance.

What is the outlook?
At a macro level, we believe the factors causing a soft patch in global growth are temporary. Certain of these elements are already starting to abate; we are seeing a rapid rebound from

3

Japan supply issues, the impact of U.S. flooding receding, and oil prices correcting. We expect business investment to be stronger in the second half as companies take advantage of the depreciation tax credit. However, the developed world is likely to rebound to a lower trend growth rate.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies which can deliver improvements in return on invested capital (ROIC) or sustain ROIC for longer than the market anticipates. At the end of the period, we were most overweight Industrials and Information Technology, and most underweight Financials and Materials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including the U.K., Switzerland and France. We maintained underweight positions in select Asian countries, including Australia, South Korea, and Japan.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.1%
Banks (Financials)	7.5
Capital Goods (Industrials)	13.7
Commercial & Professional Services (Industrials)	2.7
Consumer Durables & Apparel (Consumer Discretionary)	2.0
Consumer Services (Consumer Discretionary)	3.3
Diversified Financials (Financials)	3.6
Energy (Energy)	7.6
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	5.2
Health Care Equipment & Services (Health Care)	1.8
Household & Personal Products (Consumer Staples)	2.3
Insurance (Financials)	3.3
Materials (Materials)	8.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.1
Real Estate (Financials)	3.9
Semiconductors & Semiconductor Equipment (Information Technology)	4.8
Software & Services (Information Technology)	1.9
Technology Hardware & Equipment (Information Technology)	1.0
Telecommunication Services (Services)	5.3
Transportation (Industrials)	3.8
Utilities (Utilities)	5.0
Short-Term Investments	3.9
Other Assets and Liabilities	0.7
Total	100.0%

Diversification by Country
as of June 30, 2011
Percentage of
Country	Net Assets
Australia	0.2%
Belgium	0.8
Brazil	5.8
Canada	4.5
Chile	0.7
China	2.8
Colombia	0.1
Denmark	1.4
Finland	1.2
France	13.6
Germany	6.0
Hong Kong	5.1
India	1.0
Ireland	2.9
Israel	0.6
Italy	1.4
Japan	11.2
Jersey	1.0
Malaysia	0.3
Mexico	1.0
Netherlands	2.9
Norway	0.3
Russia	0.4
South Korea	1.9
Spain	0.3
Sweden	2.0
Switzerland	8.7
Taiwan	1.9
United Kingdom	14.5
United States	0.9
Short-Term Investments	3.9
Other Assets and Liabilities	0.7
Total	100.0%

4

Hartford International Opportunities HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.4%
	Australia - 0.2%
481	Fortescue Metals Group Ltd.	$3,297

	Belgium - 0.8%
300	Umicore	16,356

	Brazil - 5.8%
202	Banco do Estado do Rio Grande do Sul S.A.	2,259
1,163	Banco Santander Brasil S.A.	13,621
535	CCR S.A.	15,925
253	Cetip S.A. - Balcao Organizado	3,901
2	Cetip S.A. - Balcao Organizado - Receipt Shares ⌂●	37
602	Itau Unibanco Banco Multiplo S.A. ADR	14,174
1,288	JSL S.A.	9,494
310	Localiza Rent a Car S.A.	5,521
5,487	PDG Realty S.A.	30,902
488	Petroleo Brasileiro S.A. ADR	16,527
139	Raia S.A. ●	2,309
		114,670
	Canada - 4.5%
885	Canadian Natural Resources Ltd.	37,081
529	EnCana Corp.	16,328
104	First Quantum Minerals Ltd.	15,193
355	Potash Corp. of Saskatchewan, Inc.	20,248
		88,850
	Chile - 0.7%
631	Enersis S.A. ADR	14,567

	China - 2.8%
8,148	Changsha Zoomlion Heavy Industry Science and Technology Co., Ltd.	15,601
5,933	China Shenhua Energy Co., Ltd.	28,430
14	New Oriental Education & Technology Group, Inc. ADR ●	1,542
7,160	Shandong Weigao Group Medical Polymer Co., Ltd.	10,340
		55,913
	Colombia - 0.1%
33	Bancolombia S.A. ADR	2,169

	Denmark - 1.4%
632	DSV A/S	15,169
141	FLSmidth & Co. A/S	11,958
		27,127
	Finland - 1.2%
83	Elisa Oyj	1,795
305	Kone Oyj Class B	19,148
68	Nokian Rendaat Oyj	3,408
		24,351
	France - 13.6%
513	Accor S.A.	22,969
397	BNP Paribas	30,594
302	Cie Generale d'Optique Essilor International S.A.	24,479
392	Groupe Danone	29,275
348	Pernod-Ricard	34,317
443	Safran S.A.	18,894
225	Schneider Electric S.A.	37,617
122	Unibail-Rodamco SE	28,298
338	Vallourec	41,206
		267,649
	Germany - 6.0%
406	Beiersdorf AG	26,356
238	Continental AG	25,116
175	HeidelbergCement AG	11,212
1,739	Infineon Technologies AG	19,545
594	SAP AG	36,005
		118,234
	Hong Kong - 5.1%
10,093	AIA Group Ltd. ●	35,135
363	Beijing Enterprises Holdings Ltd.	1,897
8,496	China Gas Holdings Ltd.	3,417
1,052	ENN Energy Holdings Ltd.	3,580
5,208	Hang Lung Properties Ltd.	21,413
2,013	Hengan International Group Co., Ltd.	18,101
7,543	Huabao International Holdings Ltd.	6,863
4,380	Shangri-La Asia Ltd.	10,753
		101,159
	India - 1.0%
2,034	Bharti Televentures	18,004
36	Infosys Ltd.	2,342
		20,346
	Ireland - 2.9%
1,525	CRH plc	33,985
1,766	Experian plc	22,490
		56,475
	Israel - 0.6%
233	Teva Pharmaceutical Industries Ltd. ADR	11,220

	Italy - 1.4%
3,458	Snam Rete Gas S.p.A.	20,468
3,155	Unicredit S.p.A.	6,678
		27,146
	Japan - 11.2%
815	Bridgestone Corp.	18,773
875	Chubu Electric Power Co., Inc.	17,092
155	Daito Trust Construction Co., Ltd.	13,193
706	Denso Corp.	26,239
276	Eisai Co., Ltd.	10,776
154	Fanuc Corp.	25,752
2	Inpex Corp.	15,629
785	JS Group Corp.	20,258
1,833	Mitsubishi Electric Corp.	21,292
3,331	Mitsubishi UFJ Financial Group, Inc.	16,235
762	Mitsui Fudosan Co., Ltd.	13,124
746	Nissan Motor Co., Ltd.	7,840
706	Promise Co., Ltd.	6,013
452	Sony Financial Holdings, Inc.	8,165
		220,381
	Jersey - 1.0%
2,373	Glencore International plc ●	18,700

	Malaysia - 0.3%
4,872	AirAsia Berhad	5,697

	Mexico - 1.0%
364	America Movil S.A. de C.V. ADR	19,607

The accompanying notes are an integral part of these financial statements.

5

Hartford International Opportunities HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.4% - (continued)
	Netherlands - 2.9%
562	ASML Holding N.V. ADR		$20,760
1,218	ING Groep N.V. ●		15,016
1,437	Koninklijke (Royal) KPN N.V.		20,897
			56,673
	Norway - 0.3%
404	Frontline Ltd.		5,824

	Russia - 0.4%
484	OAO Gazprom Class S ADR		7,059

	South Korea - 1.9%
47	Samsung Electronics Co., Ltd.		36,485

	Spain - 0.3%
518	Banco Bilbao Vizcaya Argentaria S.A.		6,077

	Sweden - 2.0%
1,165	Assa Abloy Ab		31,320
287	Atlas Copco Ab		7,552
			38,872
	Switzerland - 8.7%
639	ABB Ltd.		16,610
131	CIE Financiere Richemont S.A.		8,589
151	Kuehne & Nagel International AG		23,008
200	Roche Holding AG		33,515
11	SGS S.A.		21,216
387	Swiss Re Ltd. ●		21,742
2,507	UBS AG		45,747
			170,427
	Taiwan - 1.9%
3,825	Synnex Technology International Corp.		9,299
6,748	Taiwan Semiconductor Manufacturing Co., Ltd.		17,007
6,676	WPG Holdings Co., Ltd.		11,352
			37,658
	United Kingdom - 14.5%
501	AstraZeneca plc		25,047
3,777	Barclays Bank plc		15,494
230	BG Group plc		5,233
794	Capital Group plc		9,123
321	ENSCO International plc		17,093
2,174	HSBC Holdings plc		21,557
1,180	Imperial Tobacco Group plc		39,290
577	Intercontinental Hotels Group		11,802
4,094	National Grid plc		40,305
543	Rio Tinto plc		39,221
683	Standard Chartered plc		17,952
16,651	Vodafone Group plc		44,152
			286,269
	United States - 0.9%
488	Carnival Corp.		18,378

	Total common stocks
	(cost $1,732,395)		$1,877,636

	Total long-term investments
	(cost $1,732,395)		$1,877,636

SHORT-TERM INVESTMENTS - 3.9%
	Repurchase Agreements - 3.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $7,629,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $7,782)
$7,629	0.05%, 06/30/2011		$7,629
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $5,743,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $5,857)
5,743	0.05%, 06/30/2011		5,743
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $55,538,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $56,649)
55,538	0.05%, 06/30/2011		55,538
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $111, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $113)
111	0.01%, 06/30/2011		111
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $8,477,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $8,647)
8,477	0.06%, 06/30/2011		8,477
			77,498
	Total short-term investments
	(cost $77,498)		$77,498

	Total investments
	(cost $1,809,893) ▲	99.3%	$1,955,134
	Other assets and liabilities	0.7%	13,770
	Total net assets	100.0%	$1,968,904

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.5% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,824,319 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$185,758
Unrealized Depreciation	(54,943)
Net Unrealized Appreciation	$130,815

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2011	2	Cetip S.A. - Balcao Organizado - Receipt Shares	$33

The aggregate value of these securities at June 30, 2011, was $37, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011
						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Deutsche Bank Securities	Buy	$2,895	$2,898	07/01/2011	$(3)
Hong Kong Dollar	JP Morgan Securities	Sell	4,562	4,562	07/05/2011	–
Japanese Yen	Goldman Sachs	Buy	438	436	07/01/2011	2
Japanese Yen	JP Morgan Securities	Buy	962	955	07/01/2011	7
						$6

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford International Opportunities HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,297	$–	$3,297	$–
Belgium	16,356	–	16,356	–
Brazil	114,670	114,670	–	–
Canada	88,850	88,850	–	–
Chile	14,567	14,567	–	–
China	55,913	1,542	54,371	–
Colombia	2,169	2,169	–	–
Denmark	27,127	–	27,127	–
Finland	24,351	–	24,351	–
France	267,649	–	267,649	–
Germany	118,234	–	118,234	–
Hong Kong	101,159	6,863	94,296	–
India	20,346	2,342	18,004	–
Ireland	56,475	–	56,475	–
Israel	11,220	11,220	–	–
Italy	27,146	–	27,146	–
Japan	220,381	–	220,381	–
Jersey	18,700	18,700	–	–
Malaysia	5,697	–	5,697	–
Mexico	19,607	19,607	–	–
Netherlands	56,673	41,657	15,016	–
Norway	5,824	–	5,824	–
Russia	7,059	7,059	–	–
South Korea	36,485	–	36,485	–
Spain	6,077	–	6,077	–
Sweden	38,872	–	38,872	–
Switzerland	170,427	21,742	148,685	–
Taiwan	37,658	–	37,658	–
United Kingdom	286,269	17,093	269,176	–
United States	18,378	18,378	–	–
Total	1,877,636	386,459	1,491,177	–
Short-Term Investments	77,498	–	77,498	–
Total	$1,955,134	$386,459	$1,568,675	$–
Foreign Currency Contracts*	9	–	9	–
Total	$9	$–	$9	$–
Liabilities:
Foreign Currency Contracts*	3	–	3	–
Total	$3	$–	$3	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

Hartford International Opportunities HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,809,893)	$1,955,134
Cash	41
Foreign currency on deposit with custodian (cost $947)	948
Unrealized appreciation on foreign currency contracts	9
Receivables:
Investment securities sold	15,541
Fund shares sold	716
Dividends and interest	7,836
Total assets	1,980,225
Liabilities:
Unrealized depreciation on foreign currency contracts	3
Payables:
Investment securities purchased	7,820
Fund shares redeemed	3,068
Investment management fees	210
Distribution fees	12
Accrued expenses	208
Total liabilities	11,321
Net assets	$1,968,904
Summary of Net Assets:
Capital stock and paid-in-capital	$2,431,444
Accumulated undistributed net investment income	23,095
Accumulated net realized loss on investments and foreign currency transactions	(631,091)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	145,456
Net assets	$1,968,904
Shares authorized	2,625,000
Par value	$0.001
Class IA: Net asset value per share	$12.86
Shares outstanding	129,649
Net assets	$1,666,998
Class IB: Net asset value per share	$13.00
Shares outstanding	23,225
Net assets	$301,906

The accompanying notes are an integral part of these financial statements.

9

Hartford International Opportunities HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$34,010
Interest	19
Less: Foreign tax withheld	(3,740)
Total investment income, net	30,289

Expenses:
Investment management fees	6,715
Transfer agent fees	2
Distribution fees - Class IB	395
Custodian fees	72
Accounting services fees	161
Board of Directors' fees	18
Audit fees	17
Other expenses	281
Total expenses (before fees paid indirectly)	7,661
Commission recapture	(37)
Total fees paid indirectly	(37)
Total expenses, net	7,624
Net investment income	22,665

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	115,516
Net realized loss on foreign currency contracts	(1,437)
Net realized gain on other foreign currency transactions	1,614
Net Realized Gain on Investments and Foreign Currency Transactions	115,693

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:	(75,878)
Net unrealized depreciation of investments	(75,370)
Net unrealized depreciation of foreign currency contracts	(620)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	112
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(75,878)
Net Gain on Investments and Foreign Currency Transactions	39,815
Net Increase in Net Assets Resulting from Operations	$62,480

The accompanying notes are an integral part of these financial statements.

10

Hartford International Opportunities HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$22,665	$20,497
Net realized gain on investments and foreign currency transactions	115,693	270,674
Net unrealized depreciation of investments and foreign currency transactions	(75,878)	(56,880)
Net Increase In Net Assets Resulting From Operations	62,480	234,291
Distributions to Shareholders:
From net investment income
Class IA	—	(19,308)
Class IB	—	(2,992)
Total distributions	—	(22,300)
Capital Share Transactions:
Class IA
Sold	98,867	114,911
Issued in merger	—	453,865
Issued on reinvestment of distributions	—	19,308
Redeemed	(190,566)	(309,369)
Total capital share transactions	(91,699)	278,715
Class IB
Sold	17,624	33,853
Issued in merger	—	142,673
Issued on reinvestment of distributions	—	2,992
Redeemed	(53,929)	(100,545)
Total capital share transactions	(36,305)	78,973
Net increase (decrease) from capital share transactions	(128,004)	357,688
Proceeds from regulatory settlements	—	688
Net Increase (Decrease) In Net Assets	(65,524)	570,367
Net Assets:
Beginning of period	2,034,428	1,464,061
End of period	$1,968,904	$2,034,428
Accumulated undistributed (distribution in excess of) net investment income	$23,095	$430
Shares:
Class IA
Sold	7,806	10,237
Issued in merger	—	39,574
Issued on reinvestment of distributions	—	1,611
Redeemed	(15,037)	(27,787)
Total share activity	(7,231)	23,635
Class IB
Sold	1,374	2,977
Issued in merger	—	12,297
Issued on reinvestment of distributions	—	248
Redeemed	(4,205)	(8,918)
Total share activity	(2,831)	6,604

The accompanying notes are an integral part of these financial statements.

11

Hartford International Opportunities HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford International Opportunities HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the

12

Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

15

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Total	$—	$9	$—	$—	$—	$—	$9

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Total	$—	$3	$—	$—	$—	$—	$3
The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(1,437)	$—	$—	$—	$—	$(1,437)
Total	$—	$(1,437)	$—	$—	$—	$—	$(1,437)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(620)	$—	$—	$—	$—	$(620)
Total	$—	$(620)	$—	$—	$—	$—	$(620)

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$22,300	$24,984

17

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$807
Accumulated Capital and Other Losses*	(732,113)
Unrealized Appreciation†	206,286
Total Accumulated Deficit	$(525,020)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$3,557
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3,557)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$47,010
2016	397,126
2017	287,600
Total	$731,736

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $255,602 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$377

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-

18

end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

19

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.72%
Class IB	0.97

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$3,351

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

20

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.23%	0.23%
Total Return Excluding Payment from Affiliate	33.15	32.83

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.02%	0.02%
Total Return Excluding Payment from Affiliate	24.44	24.13

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,174,127
Sales Proceeds Excluding U.S. Government Obligations	1,352,749

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Proceeds from Regulatory Settlement:

During the year ended December 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $668, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on

21

Hartford International Opportunities HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

Hartford International Opportunities HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$12.46	$0.15	$–	$0.25	$0.40	$–	$–	$–	$–	$0.40	$12.86
IB	12.61	0.14	–	0.25	0.39	–	–	–	–	0.39	13.00

For the Year Ended December 31, 2010(G)
IA	11.01	0.13	–	1.46	1.59	(0.14)	–	–	(0.14)	1.45	12.46
IB	11.15	0.11	–	1.46	1.57	(0.11)	–	–	(0.11)	1.46	12.61

For the Year Ended December 31, 2009
IA	8.40	0.16	0.03	2.61	2.80	(0.19)	–	–	(0.19)	2.61	11.01
IB	8.51	0.14	0.03	2.64	2.81	(0.17)	–	–	(0.17)	2.64	11.15

For the Year Ended December 31, 2008
IA	15.62	0.28	–	(6.68)	(6.40)	(0.28)	(0.54)	–	(0.82)	(7.22)	8.40
IB	15.78	0.27	–	(6.76)	(6.49)	(0.24)	(0.54)	–	(0.78)	(7.27)	8.51

For the Year Ended December 31, 2007
IA	15.23	0.18	–	3.77	3.95	(0.19)	(3.37)	–	(3.56)	0.39	15.62
IB	15.36	0.16	–	3.78	3.94	(0.15)	(3.37)	–	(3.52)	0.42	15.78

For the Year Ended December 31, 2006
IA	13.59	0.22	–	3.05	3.27	(0.40)	(1.23)	–	(1.63)	1.64	15.23
IB	13.52	0.18	–	3.07	3.25	(0.18)	(1.23)	–	(1.41)	1.84	15.36

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)
During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

3.18	%(E)	$1,666,998	0.72	%(F)	0.72	%(F)	2.30	%(F)	59%
3.05	(E)	301,906	0.97	(F)	0.97	(F)	2.03	(F)	–

14.49		1,705,757	0.74		0.74		1.19		128	(H)
14.20		328,671	0.99		0.99		0.94		–

33.46	(I)	1,247,179	0.76		0.76		1.68		152
33.13	(I)	216,882	1.01		1.01		1.43		–

(42.25)		1,046,234	0.71		0.71		2.21		158
(42.39)		189,221	0.96		0.96		1.96		–

27.43		2,027,078	0.71		0.71		1.13		135
27.11		417,144	0.96		0.96		0.89		–

24.46	(I)	1,596,055	0.75		0.75		1.47		119
24.15	(I)	382,371	1.00		1.00		1.24		–

25

Hartford International Opportunities HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

Hartford International Opportunities HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford International Opportunities HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,031.79	$3.63	$1,000.00	$1,021.22	$3.61	0.72%	181	365
Class IB	$1,000.00	$1,030.50	$4.88	$1,000.00	$1,019.98	$4.86	0.97%	181	365

29

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-I011 8-11 106632 Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford MidCap HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford MidCap HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford MidCap HLS Fund* inception 07/14/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
MidCap IA	6.94%	33.37%	6.89%	8.64%
MidCap IB	6.80%	33.02%	6.62%	8.38%
S&P MidCap 400 Index	8.56%	39.38%	6.60%	7.94%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

2

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford MidCap HLS Fund returned 6.94% for the six-month period ended June 30, 2011, underperforming its benchmark, the S&P MidCap 400 Index, which returned 8.56% for the same period. The Fund also underperformed the 7.39% return of the average fund in the Lipper Mid-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Fears of a global economic slowdown due to Japanese supply disruptions and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy. In the latter half of the period, U.S. equities were relatively flat as reactions to better-than-expected corporate earnings were tempered by fears about continuing inflationary pressures and the end of the Federal Reserve's quantitative easing program.

Mid-cap stocks (+9%) outperformed large-cap stocks (+6%) and small-cap stocks (+6%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+10%) outpaced Value stocks (+6%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. The Consumer Staples (+32%), Health Care (+14%), and Utilities (+11%) sectors performed best while the Telecommunication Services (+1%), Financials (+3%), and Information Technology (+5%) sectors rose the least.

Underperformance versus the benchmark was driven by weak security selection, primarily within Industrials, Energy, and Financials. This more than offset positive stock selection within Information Technology, Consumer Discretionary, and Health Care. Sector allocation, a result of our bottom-up (i.e. stock by stock fundamental research) stock selection process, also detracted from benchmark relative returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology.

Top detractors from relative performance included Green Mountain Coffee Roasters (Consumer Discretionary), PACCAR (Industrials), and DreamWorks Animation (Consumer Discretionary). Not owning shares of benchmark component Green Mountain Coffee Roasters detracted from relative performance as the company’s shares surged as core results topped expectations and management raised guidance amid strong sales growth of the firm's Keurig single serving products. Shares of PACCAR, a worldwide manufacturer of light, medium, and heavy-duty trucks and after-market parts, declined after management reined in estimates by stating that commodity price increases and higher emissions equipment installation costs would "moderate" 2011 operating margins. Shares of DreamWorks Animation, a computer-generated, animated feature film company, were under pressure during the period due to lower DVD sales and only moderately successful films. Additionally, Skyworks Solutions (Information Technology) and Greenhill & Company (Financials) were among the top detractors from absolute performance (i.e. total return).

Top relative and absolute contributors included Tempur-Pedic International (Consumer Discretionary), Polycom (Information Technology), and Watson Pharmaceuticals (Health Care). International mattress and pillow manufacturer Tempur-Pedic’s shares rose as the company issued fiscal year guidance above expectations and Q1 sales and profits exceeded expectations in both the North American and International segments. Shares of Polycom, a voice and videoconferencing equipment and services company, rose as revenues topped expectations with strong growth across major geographies and product categories. The firm expanded strategic partnerships and grew sales of core network infrastructure solutions. Shares of specialty pharmaceutical company Watson Pharmaceuticals rose after the firm announced results that topped expectations as the firm's global generics business benefited from solid organic growth and margin expansion.

What is the outlook?
We continue to have a favorable outlook on the mid-cap equity market and our efforts are focused on picking stocks based on a bottom-up review of their fundamentals, valuation, and expectations. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Health Care, Information Technology, and Industrials sectors. Our largest underweights relative to the benchmark were in Financials, Consumer Staples, and Materials.

3

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	3.7
Capital Goods (Industrials)	10.3
Commercial & Professional Services (Industrials)	3.0
Consumer Durables & Apparel (Consumer Discretionary)	5.0
Consumer Services (Consumer Discretionary)	1.8
Diversified Financials (Financials)	3.8
Energy (Energy)	7.0
Food, Beverage & Tobacco (Consumer Staples)	1.1
Health Care Equipment & Services (Health Care)	8.2
Insurance (Financials)	3.6
Materials (Materials)	5.0
Media (Consumer Discretionary)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.0
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	3.2
Semiconductors & Semiconductor Equipment (Information Technology)	6.5
Software & Services (Information Technology)	10.5
Technology Hardware & Equipment (Information Technology)	3.3
Telecommunication Services (Services)	1.2
Transportation (Industrials)	4.9
Utilities (Utilities)	4.4
Short-Term Investments	1.0
Other Assets and Liabilities	–
Total	100.0%

4

Hartford MidCap HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.0%
	Automobiles & Components – 1.7%
825	Harley-Davidson, Inc.	$33,784

	Banks - 3.7%
400	Bankunited, Inc.	10,608
168	Cullen/Frost Bankers, Inc.	9,573
2,763	Huntington Bancshares, Inc.	18,122
374	M&T Bank Corp.	32,867
		71,170
	Capital Goods - 10.3%
427	AMETEK, Inc.	19,179
477	Carlisle Cos., Inc.	23,502
193	Foster Wheeler AG ●	5,860
582	IDEX Corp.	26,662
454	Jacobs Engineering Group, Inc. ●	19,644
696	Lennox International, Inc.	29,981
226	MSC Industrial Direct Co., Inc.	14,954
616	PACCAR, Inc.	31,482
446	Rockwell Collins, Inc.	27,485
		198,749
	Commercial & Professional Services - 3.0%
207	HNI Corp.	5,205
429	Manpower, Inc.	23,031
215	Ritchie Bros. Auctioneers, Inc.	5,918
887	Robert Half International, Inc.	23,988
		58,142
	Consumer Durables & Apparel - 5.0%
457	Hasbro, Inc.	20,067
122	Lululemon Athletica, Inc. ●	13,639
38	NVR, Inc. ●	27,593
337	Tempur-Pedic International, Inc. ●	22,825
270	Timberland Co. Class A ●	11,615
		95,739
	Consumer Services - 1.8%
330	DeVry, Inc.	19,520
116	Strayer Education, Inc.	14,639
		34,159
	Diversified Financials - 3.8%
630	Cetip S.A. - Balcao Organizado	9,718
6	Cetip S.A. - Balcao Organizado - Receipt Shares ⌂●	92
303	Greenhill & Co., Inc.	16,287
120	LPL Investment Holdings, Inc. ●	4,091
1,295	SEI Investments Co.	29,149
242	Stifel Financial ●	8,691
105	T. Rowe Price Group, Inc.	6,339
		74,367
	Energy - 7.0%
435	Alpha Natural Resources, Inc. ●	19,769
18	Atwood Oceanics, Inc. ●	803
888	Cobalt International Energy ●	12,101
833	Denbury Resources, Inc. ●	16,664
426	ENSCO International plc	22,706
303	Pioneer Natural Resources Co.	27,153
435	Ultra Petroleum Corp. ●	19,934
286	Whiting Petroleum Corp. ●	16,289
		135,419
	Food, Beverage & Tobacco - 1.1%
489	Molson Coors Brewing Co.	21,857

	Health Care Equipment & Services - 8.2%
825	Amerisource Bergen Corp.	34,167
498	Cardinal Health, Inc.	22,638
1,087	Lincare Holdings, Inc.	31,814
768	Patterson Cos., Inc.	25,243
629	Resmed, Inc. ●	19,480
499	Universal Health Services, Inc. Class B	25,701
		159,043
	Insurance - 3.6%
780	Brown & Brown, Inc.	20,026
1,209	Genworth Financial, Inc. ●	12,426
942	Unum Group	24,007
385	W.R. Berkley Corp.	12,497
		68,956
	Materials - 5.0%
296	Carpenter Technology Corp.	17,068
103	CF Industries Holdings, Inc.	14,564
179	FMC Corp.	15,417
178	Sherwin-Williams Co.	14,957
258	Silgan Holdings, Inc.	10,574
294	Steel Dynamics, Inc.	4,779
166	Walter Energy, Inc.	19,275
		96,634
	Media - 1.8%
374	Discovery Communications, Inc. ●	15,325
633	DreamWorks Animation SKG, Inc. ●	12,729
132	Liberty Global, Inc. ●	5,929
		33,983
	Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
1,278	Amylin Pharmaceuticals, Inc. ●	17,081
312	Incyte Corp. ●	5,907
238	Ironwood Pharmaceuticals, Inc. ●	3,734
1,022	Mylan, Inc. ●	25,211
1,003	Qiagen N.V. ●	19,083
269	Regeneron Pharmaceuticals, Inc. ●	15,235
328	Seattle Genetics, Inc. ●	6,731
251	Waters Corp. ●	24,055
561	Watson Pharmaceuticals, Inc. ●	38,573
		155,610
	Real Estate - 1.0%
254	Alexandria Real Estate Equities, Inc.	19,688

	Retailing - 3.2%
122	Joseph A. Bank Clothiers, Inc. ●	6,091
79	Netflix, Inc. ●	20,825
156	O'Reilly Automotive, Inc. ●	10,239
762	Penske Automotive Group, Inc.	17,319
159	Signet Jewelers Ltd. ●	7,457
		61,931
	Semiconductors & Semiconductor Equipment - 6.5%
422	Altera Corp.	19,561
511	Analog Devices, Inc.	20,013
769	Maxim Integrated Products, Inc.	19,645
1,403	NVIDIA Corp. ●	22,360
1,038	Skyworks Solutions, Inc. ●	23,860
567	Xilinx, Inc.	20,676
		126,115
	Software & Services - 10.5%
326	Citrix Systems, Inc. ●	26,098
165	Factset Research Systems, Inc.	16,862

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.0% - (continued)
	Software & Services - 10.5% - (continued)
489	Gartner, Inc. Class A ●		$19,692
1,608	Genpact Ltd. ●		27,723
507	Global Payments, Inc.		25,847
243	QLIK Technologies, Inc. ●		8,277
308	Teradata Corp. ●		18,543
1,072	VeriSign, Inc.		35,859
1,160	Western Union Co.		23,231
			202,132
	Technology Hardware & Equipment - 3.3%
627	ADTRAN, Inc.		24,272
554	National Instruments Corp.		16,439
358	Polycom, Inc. ●		23,018
			63,729
	Telecommunication Services - 1.2%
435	American Tower Corp. Class A ●		22,743

	Transportation - 4.9%
215	C.H. Robinson Worldwide, Inc.		16,929
415	Con-way, Inc.		16,105
494	Expeditors International of Washington, Inc.		25,292
496	J.B. Hunt Transport Services, Inc.		23,339
229	Kansas City Southern ●		13,601
			95,266
	Utilities - 4.4%
777	Northeast Utilities		27,331
641	NRG Energy, Inc. ●		15,745
707	UGI Corp.		22,530
638	Wisconsin Energy Corp.		19,998
			85,604
	Total common stocks
	(cost $1,572,332)		$1,914,820

	Total long-term investments
	(cost $1,572,332)		$1,914,820

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,836,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $1,873)
$1,836	0.05%, 06/30/2011		$1,836
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $1,382,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $1,409)
1,382	0.05%, 06/30/2011		1,382
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $13,364,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $13,631)
13,364	0.05%, 06/30/2011		13,364
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $27, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $27)
27	0.01%, 06/30/2011		26
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $2,040,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $2,081)
2,040	0.06%, 06/30/2011		2,040
			18,648
	Total short-term investments
	(cost $18,648)		$18,648

	Total investments
	(cost $1,590,980) ▲	100.0%	$1,933,468
	Other assets and liabilities	–%	448
	Total net assets	100.0%	$1,933,916

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.7% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,599,986 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$398,504
Unrealized Depreciation	(65,022)
Net Unrealized Appreciation	$333,482

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2011	6	Cetip S.A. - Balcao Organizado - Receipt Shares	$82

The aggregate value of these securities at June 30, 2011, was $92, which rounds to zero percent of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,914,820	$1,914,820	$–	$–
Short-Term Investments	18,648	–	18,648	–
Total	$1,933,468	$1,914,820	$18,648	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,590,980)	$1,933,468
Cash	—
Foreign currency on deposit with custodian (cost $—)	—
Receivables:
Investment securities sold	13,757
Fund shares sold	2,034
Dividends and interest	841
Other assets	19
Total assets	1,950,119
Liabilities:
Payables:
Investment securities purchased	13,947
Fund shares redeemed	1,990
Investment management fees	208
Distribution fees	4
Accrued expenses	54
Total liabilities	16,203
Net assets	$1,933,916
Summary of Net Assets:
Capital stock and paid-in-capital	$1,692,169
Accumulated undistributed net investment income	8,139
Accumulated net realized loss on investments and foreign currency transactions	(108,881)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	342,489
Net assets	$1,933,916
Shares authorized	2,400,000
Par value	$0.001
Class IA: Net asset value per share	$27.82
Shares outstanding	66,124
Net assets	$1,839,585
Class IB: Net asset value per share	$27.49
Shares outstanding	3,431
Net assets	$94,331

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$11,167
Interest	13
Less: Foreign tax withheld	(2)
Total investment income, net	11,178

Expenses:
Investment management fees	6,397
Transfer agent fees	3
Distribution fees - Class IB	146
Custodian fees	5
Accounting services fees	115
Board of Directors' fees	18
Audit fees	15
Other expenses	96
Total expenses (before fees paid indirectly)	6,795
Commission recapture	(14)
Total fees paid indirectly	(14)
Total expenses, net	6,781
Net investment income	4,397

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	211,197
Net realized gain on foreign currency contracts	15
Net realized loss on other foreign currency transactions	(13)
Net Realized Gain on Investments and Foreign Currency Transactions	211,199

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(87,339)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(87,338)
Net Gain on Investments and Foreign Currency Transactions	123,861
Net Increase in Net Assets Resulting from Operations	$128,258

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$4,397	$7,034
Net realized gain on investments and foreign currency transactions	211,199	165,120
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(87,338)	197,571
Net Increase In Net Assets Resulting From Operations	128,258	369,725
Distributions to Shareholders:
From net investment income
Class IA	—	(3,951)
Class IB	—	(69)
Total distributions	—	(4,020)
Capital Share Transactions:
Class IA
Sold	147,019	180,263
Issued on reinvestment of distributions	—	3,951
Redeemed	(148,480)	(288,847)
Total capital share transactions	(1,461)	(104,633)
Class IB
Sold	13,071	21,429
Issued on reinvestment of distributions	—	69
Redeemed	(52,599)	(99,980)
Total capital share transactions	(39,528)	(78,482)
Net decrease from capital share transactions	(40,989)	(183,115)
Net Increase In Net Assets	87,269	182,590
Net Assets:
Beginning of period	1,846,647	1,664,057
End of period	$1,933,916	$1,846,647
Accumulated undistributed (distribution in excess of) net investment income	$8,139	$3,742
Shares:
Class IA
Sold	5,345	7,950
Issued on reinvestment of distributions	—	161
Redeemed	(5,424)	(12,489)
Total share activity	(79)	(4,378)
Class IB
Sold	484	953
Issued on reinvestment of distributions	—	3
Redeemed	(1,888)	(4,402)
Total share activity	(1,404)	(3,446)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford MidCap HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

12

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to

15

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$15	$—	$—	$—	$—	$15
Total	$—	$15	$—	$—	$—	$—	$15

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

16

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Ordinary Income	$4,020	$7,790

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$3,742
Accumulated Capital and Other Losses*	(311,073)
Unrealized Appreciation†	420,820
Total Accumulated Earnings	$113,489

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(223)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	223

17

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$311,073
Total	$311,073

As of December 31, 2010, the Fund utilized $161,487 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

18

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.70%
Class IB	0.95

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$499

19

Hartford MidCap HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Company to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contract owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.03%	0.03%
Total Return Excluding Payment from Affiliate	30.92	30.59

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.15%	0.15%
Total Return Excluding Payment from Affiliate	11.59	11.31

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$644,796
Sales Proceeds Excluding U.S. Government Obligations	692,294

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

20

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford MidCap HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$26.01	$0.07	$–	$1.74	$1.81	$–	$–	$–	$–	$1.81	$27.82
IB	25.74	0.03	–	1.72	1.75	–	–	–	–	1.75	27.49

For the Year Ended December 31, 2010
IA	21.12	0.10	–	4.85	4.95	(0.06)	–	–	(0.06)	4.89	26.01
IB	20.92	0.04	–	4.79	4.83	(0.01)	–	–	(0.01)	4.82	25.74

For the Year Ended December 31, 2009
IA	16.21	0.11	0.01	4.89	5.01	(0.10)	–	–	(0.10)	4.91	21.12
IB	16.06	0.04	0.01	4.86	4.91	(0.05)	–	–	(0.05)	4.86	20.92

For the Year Ended December 31, 2008
IA	26.34	0.12	–	(9.03)	(8.91)	(0.12)	(1.10)	–	(1.22)	(10.13)	16.21
IB	26.08	0.06	–	(8.92)	(8.86)	(0.06)	(1.10)	–	(1.16)	(10.02)	16.06

For the Year Ended December 31, 2007(H)
IA	26.99	0.06	–	3.99	4.05	(0.15)	(4.55)	–	(4.70)	(0.65)	26.34
IB	26.76	(0.01)	–	3.95	3.94	(0.07)	(4.55)	–	(4.62)	(0.68)	26.08

For the Year Ended December 31, 2006
IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	–	(5.03)	(1.74)	26.99
IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	–	(4.95)	(1.77)	26.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(H)	Per share amounts have been calculated using the average shares method.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

6.94	%(E)	$1,839,585	0.70	%(F)	0.70	%(F)	0.48	%(F)	34%
6.80	(E)	94,331	0.95	(F)	0.95	(F)	0.14	(F)	–

23.45		1,722,182	0.70		0.70		0.44		52
23.15		124,465	0.95		0.95		0.12		–

30.96	(G)	1,490,852	0.72		0.72		0.48		82
30.62	(G)	173,205	0.97		0.97		0.23		–

(35.32)		1,552,741	0.69		0.69		0.51		92
(35.49)		169,328	0.94		0.94		0.26		–

15.30		2,716,285	0.69		0.69		0.22		79
15.01		302,151	0.94		0.94		(0.03)		–

11.74	(G)	2,606,275	0.68		0.68		1.06		89
11.46	(G)	274,695	0.93		0.93		0.82		–

23

Hartford MidCap HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford MidCap HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford MidCap HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,069.45	$3.59	$1,000.00	$1,021.32	$3.51	0.70%	181	365
Class IB	$1,000.00	$1,068.00	$4.87	$1,000.00	$1,020.08	$4.76	0.95%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-MC11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford MidCap Value HLS Fund

2011 Semi Annual Report
June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford MidCap Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford MidCap Value HLS Fund* inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
MidCap Value IA	4.02%	34.45%	4.79%	7.74%
MidCap Value IB	3.89%	34.11%	4.53%	7.48%
Russell 2500 Value Index	6.10%	34.54%	3.54%	8.36%
Russell MidCap Value Index	6.69%	34.28%	4.01%	8.42%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund has added an additional benchmark, the Russell MidCap Value Index. The Fund’s investment manager believes that the Russell MidCap Value index, along with the Fund’s current benchmark Russell 2500 Value Index, comprises the universe of securities in which the Fund primarily invests.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

*	The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

2

Portfolio Manager
James N. Mordy
Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford MidCap Value HLS Fund returned 4.02% for the six-month period ended June 30, 2011, underperforming its benchmarks, the Russell 2500 Value Index, which returned 6.10% and the Russell MidCap Value Index, which returned 6.69% for the same period. The Fund also underperformed the 5.66% return of the average fund in the Lipper Mid-Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and the end of the Federal Reserve’s quantitative easing program were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

During the period, mid-cap equities (+9%) outperformed large-caps (+6%) and small-caps (+6%) as represented by the S&P 400 MidCap, S&P 500, and Russell 2000 Indices, respectively. All ten sectors in the Russell 2500 Value Index gained during the period, with Energy (+18%), Health Care (+17%), and Utilities (+13%) performing the best. Financials (+2%) and Information Technology (+3%) lagged on a relative basis during the period.

The Fund’s relative underperformance versus the index was primarily driven by weaker stock selection within Materials, Financials, and Consumer Staples, which overshadowed strong positive stock selection within Information Technology and Consumer Discretionary. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, was a modest contributor to relative returns, in part due to our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) within Health Care. A modest cash position was a mild detractor in an upward trending market.

The largest detractors from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns included Sino-Forest (Materials), Delta Air Lines (Industrials), and PHH Corp. (Financials). Sino Forest is a leading Chinese timber company. The stock collapsed on allegations of fraud by an independent research firm. Management denied all accusations and the Board assembled an independent committee to investigate. We are actively monitoring ongoing developments in this fluid situation and continue to pursue our own checks. Shares of Delta Air Lines fell during the period as rising oil prices and the tsunami in Japan weighed on the stock. Management lowered guidance at the end of March to account for the impact of these events. Shares of PHH Corp., a mortgage originator, declined despite the company exceeding its market share gain and EPS goals for 2010. The immediate outlook for the industry is reduced refinance volumes on higher mortgage rates and lower production margins. In addition, Platinum Underwriters (Financials) was among the top detractors from absolute returns (i.e. total return).

The largest contributors to absolute and benchmark-relative performance included Varian Semiconductor Equipment (Information Technology), CIGNA (Health Care), and Cabot Oil & Gas (Energy). Varian Semiconductor Equipment, a supplier of semiconductor equipment, agreed to be acquired by Applied Materials at more than a 50% premium to its stock price just prior to the announcement. Shares of CIGNA, a provider of medical and other health insurance to groups and individuals, rose as the company’s quarterly earnings came in above expectations. CIGNA’s pricing improvements stayed ahead of decelerating medical cost trends. Shale gas producer Cabot Oil & Gas's share price soared after rising productivity of new wells in its Susquehanna County, PA Marcellus acreage resulted in multiple revisions to production guidance.

What is the outlook?
Economic momentum remained sluggish in recent months, with the most notable disappointments being the lack of jobs growth in the U.S. and the tenuous economic and political climate in Europe. Relative to three months ago, equity markets have more fully discounted these concerns, and we now can anticipate some developments which could lead to improved sentiment and a somewhat firmer economic tone. These would include rebuilding efforts in Japan, an easing of commodity price pressure, less uncertainty around banking reform, higher U.S. auto production, stronger U.S. capital

3

spending in the second half of 2011 while tax incentives remain in place, and potential progress from Congress toward long-term fiscal deficit reduction.

The annual rebalancing of our benchmark index near the end of the quarter did impact our relative sector weightings. At June 30 we were underweight the more cyclical sectors, led by Financials, Consumer Discretionary, and Information Technology. We ended the period overweight Materials with a more modest overweight in Consumer Staples and Health Care.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	5.2%
Capital Goods (Industrials)	14.2
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	0.7
Diversified Financials (Financials)	5.0
Energy (Energy)	6.4
Food, Beverage & Tobacco (Consumer Staples)	6.1
Health Care Equipment & Services (Health Care)	5.7
Insurance (Financials)	9.2
Materials (Materials)	10.0
Media (Consumer Discretionary)	2.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.0
Real Estate (Financials)	6.8
Retailing (Consumer Discretionary)	4.9
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	0.9
Technology Hardware & Equipment (Information Technology)	2.9
Transportation (Industrials)	1.5
Utilities (Utilities)	7.0
Short-Term Investments	1.5
Other Assets and Liabilities	0.4
Total	100.0%

4

Hartford MidCap Value HLS Fund
Schedule of Investments June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.1%
	Banks - 5.2%
218	Bankunited, Inc.	$5,797
345	Beneficial Mutual Bancorp, Inc. ●	2,835
199	Comerica, Inc.	6,862
221	First Midwest Bancorp, Inc.	2,720
488	Huntington Bancshares, Inc.	3,199
2,409	Popular, Inc. ●	6,648
170	Umpqua Holdings Corp.	1,969
		30,030
	Capital Goods - 14.2%
102	AGCO Corp. ●	5,040
73	AMETEK, Inc.	3,262
386	Barnes Group, Inc.	9,573
95	Dover Corp.	6,414
77	Esterline Technologies Corp. ●	5,912
127	Hubbell, Inc. Class B	8,268
248	Pentair, Inc.	10,005
129	Teledyne Technologies, Inc. ●	6,501
136	Terex Corp. ●	3,864
303	Textron, Inc.	7,144
190	Thomas & Betts Corp. ●	10,226
132	URS Corp. ●	5,892
		82,101
	Consumer Durables & Apparel - 3.6%
268	Mattel, Inc.	7,376
266	MDC Holdings, Inc.	6,549
339	Toll Brothers, Inc. ●	7,031
		20,956
	Consumer Services - 0.7%
63	DeVry, Inc.	3,695

	Diversified Financials - 5.0%
40	Affiliated Managers Group, Inc. ●	4,068
210	Invesco Ltd.	4,909
44	LPL Investment Holdings, Inc. ●	1,509
652	PHH Corp. ●	13,379
198	Solar Capital Ltd.	4,894
452	Solar Cayman Ltd. ⌂●†	41
		28,800
	Energy - 6.4%
39	Cabot Oil & Gas Corp.	2,606
303	Cobalt International Energy ●	4,134
78	Consol Energy, Inc.	3,762
77	ENSCO International plc	4,104
122	Japan Petroleum Exploration Co., Ltd.	5,746
280	Lone Pine Resources, Inc. ●	2,973
88	Newfield Exploration Co. ●	5,972
103	Overseas Shipholding Group, Inc.	2,775
94	Tidewater, Inc.	5,042
		37,114
	Food, Beverage & Tobacco - 6.1%
35	Bunge Ltd. Finance Corp.	2,393
4,431	China Agri-Industries Holdings	4,708
295	Cosan Ltd.	3,630
426	Maple Leaf Foods, Inc.	5,254
197	Molson Coors Brewing Co.	8,832
70	Sanderson Farms, Inc.	3,361
357	Tyson Foods, Inc. Class A	6,937
		35,115
	Health Care Equipment & Services - 5.7%
255	Amerisource Bergen Corp.	10,574
305	Brookdale Senior Living, Inc. ●	7,391
274	CIGNA Corp.	14,066
55	Vanguard Health Systems, Inc. ●	936
		32,967
	Insurance - 9.2%
105	Everest Re Group Ltd.	8,559
340	Fidelity National Financial, Inc.	5,350
160	Platinum Underwriters Holdings Ltd.	5,304
230	Principal Financial Group, Inc.	7,000
207	Reinsurance Group of America, Inc.	12,568
48	StanCorp Financial Group, Inc.	2,021
487	Unum Group	12,419
		53,221
	Materials - 10.0%
59	CF Industries Holdings, Inc.	8,288
101	FMC Corp.	8,714
94	Greif, Inc.	6,106
1,164	Incitec Pivot Ltd.	4,846
646	Louisiana-Pacific Corp. ●	5,256
308	Methanex Corp. ADR	9,652
243	Owens-Illinois, Inc. ●	6,259
724	Rexam plc	4,452
132	Sino Forest Corp. ■●	438
220	Sino Forest Corp. Class A ●	730
197	Steel Dynamics, Inc.	3,203
		57,944
	Media - 2.0%
386	Virgin Media, Inc.	11,562

	Pharmaceuticals, Biotechnology & Life Sciences - 3.0%
659	Almirall S.A.	7,048
335	Impax Laboratories, Inc. ●	7,304
62	UCB S.A.	2,806
		17,158
	Real Estate - 6.8%
127	American Assets Trust, Inc.	2,843
1,027	BR Properties S.A.	11,582
422	Duke Realty, Inc.	5,908
283	Forest City Enterprises, Inc. Class A ●	5,276
111	Iguatemi Emp de Shopping	2,714
176	Multiplan Empreendimentos Imobiliarios S.A.	3,852
177	Plum Creek Timber Co., Inc.	7,159
		39,334
	Retailing - 4.9%
206	Ann, Inc. ●	5,385
5,788	Buck Holdings L.P. ⌂●†	14,324
109	Ross Stores, Inc.	8,741
		28,450
	Semiconductors & Semiconductor Equipment - 3.0%
243	Avago Technologies Ltd.	9,215
387	Microsemi Corp. ●	7,937
		17,152
	Software & Services - 0.9%
94	BMC Software, Inc. ●	5,164

	Technology Hardware & Equipment - 2.9%
355	Arrow Electronics, Inc. ●	14,720

The accompanying notes are an integral part of these financial statements.

5

Hartford MidCap Value HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.1% - (continued)
	Technology Hardware & Equipment - 2.9% - (continued)
278	Flextronics International Ltd. ●		$1,786
			16,506
	Transportation - 1.5%
438	Delta Air Lines, Inc. ●		4,018
335	Swift Transportation Co. ●		4,545
			8,563
	Utilities - 7.0%
748	N.V. Energy, Inc.		11,479
300	Northeast Utilities		10,533
181	UGI Corp.		5,772
260	Westar Energy, Inc.		6,986
184	Wisconsin Energy Corp.		5,775
			40,545
	Total common stocks
	(cost $464,912)		$566,377

	Total long-term investments
	(cost $464,912)		$566,377

SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $869,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $886)
$869	0.05%, 06/30/2011		$869
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $654,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $667)
654	0.05%, 06/30/2011		654
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $6,327,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $6,453)
6,326	0.05%, 06/30/2011		6,326
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $13, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $13)
13	0.01%, 06/30/2011		13
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $966, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $985)
966	0.06%, 06/30/2011		966
			8,828
	Total short-term investments
	(cost $8,828)		$8,828

	Total investments
	(cost $473,740) ▲	99.6%	$575,205
	Other assets and liabilities	0.4%	2,312
	Total net assets	100.0%	$577,517

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.4% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $485,798 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$119,989
Unrealized Depreciation	(30,582)
Net Unrealized Appreciation	$89,407

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervisionof the Company's Board of Directors at June 30, 2011, was $14,365, which represents 2.49% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $438, which represents 0.08% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$4,439
03/2007	452	Solar Cayman Ltd. - 144A	336

The aggregate value of these securities at June 30, 2011, was $14,365, which represents 2.49% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	Morgan Stanley	Buy	$20	$20	07/05/2011	$–
Canadian Dollar	Banc of America Securities	Buy	24	24	07/06/2011	–
Euro	Banc of America Securities	Buy	35	35	07/05/2011	–
Euro	CS First Boston	Buy	94	94	07/01/2011	–
						$–
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford MidCap Value HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$566,377	$522,406	$29,606	$14,365
Short-Term Investments	8,828	–	8,828	–
Total	$575,205	$522,406	$38,434	$14,365
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	December	Gain	Appreciation		Net			Into	Out of	of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Common Stocks	$13,180	$—	$1,185	*	$—	$—	$—	$—	$—	$14,365
Total	$13,180	$—	$1,185		$—	$—	$—	$—	$—	$14,365

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $1,185.

The accompanying notes are an integral part of these financial statements.

8

Hartford MidCap Value HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $473,740)	$575,205
Cash	34
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	8,467
Fund shares sold	132
Dividends and interest	474
Total assets	584,312
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Bank overdraft — foreign cash	32
Payables:
Investment securities purchased	5,889
Fund shares redeemed	723
Investment management fees	73
Distribution fees	6
Accrued expenses	72
Total liabilities	6,795
Net assets	$577,517
Summary of Net Assets:
Capital stock and paid-in-capital	$554,588
Accumulated undistributed net investment income	1,817
Accumulated net realized loss on investments and foreign currency transactions	(80,353)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	101,465
Net assets	$577,517
Shares authorized	1,200,000
Par value	$0.001
Class IA: Net asset value per share	$10.74
Shares outstanding	39,994
Net assets	$429,447
Class IB: Net asset value per share	$10.69
Shares outstanding	13,857
Net assets	$148,070

The accompanying notes are an integral part of these financial statements.

9

Hartford MidCap Value HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$4,332
Interest	4
Less: Foreign tax withheld	(98)
Total investment income, net	4,238

Expenses:
Investment management fees	2,410
Transfer agent fees	1
Distribution fees - Class IB	199
Custodian fees	18
Accounting services fees	31
Board of Directors' fees	6
Audit fees	6
Other expenses	85
Total expenses (before fees paid indirectly)	2,756
Commission recapture	(5)
Total fees paid indirectly	(5)
Total expenses, net	2,751
Net investment income	1,487

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	62,211
Net realized gain on foreign currency contracts	52
Net realized loss on other foreign currency transactions	(22)
Net Realized Gain on Investments and Foreign Currency Transactions	62,241

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(38,706)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(38,707)
Net Gain on Investments and Foreign Currency Transactions	23,534
Net Increase in Net Assets Resulting from Operations	$25,021

The accompanying notes are an integral part of these financial statements.

10

Hartford MidCap Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$1,486	$2,566
Net realized gain on investments and foreign currency transactions	62,242	50,326
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(38,707)	71,976
Net Increase In Net Assets Resulting From Operations	25,021	124,868
Distributions to Shareholders:
From net investment income
Class IA	—	(2,489)
Class IB	—	(531)
Total distributions	—	(3,020)
Capital Share Transactions:
Class IA
Sold	19,431	30,002
Issued in merger	—	82,281
Issued on reinvestment of distributions	—	2,489
Redeemed	(70,871)	(90,281)
Total capital share transactions	(51,440)	24,491
Class IB
Sold	7,536	11,740
Issued in merger	—	14,050
Issued on reinvestment of distributions	—	531
Redeemed	(29,379)	(41,543)
Total capital share transactions	(21,843)	(15,222)
Net increase (decrease) from capital share transactions	(73,283)	9,269
Net Increase (Decrease) In Net Assets	(48,262)	131,117
Net Assets:
Beginning of period	625,779	494,662
End of period	$577,517	$625,779
Accumulated undistributed (distribution in excess of) net investment income	$1,817	$331
Shares:
Class IA
Sold	1,808	3,223
Issued in merger	—	9,542
Issued on reinvestment of distributions	—	264
Redeemed	(6,598)	(10,118)
Total share activity	(4,790)	2,911
Class IB
Sold	703	1,277
Issued in merger	—	1,637
Issued on reinvestment of distributions	—	59
Redeemed	(2,743)	(4,656)
Total share activity	(2,040)	(1,683)

The accompanying notes are an integral part of these financial statements.

11

Hartford MidCap Value HLS Fund
Notes to Financial Statements June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford MidCap Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

12

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to

15

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

Risk Exposure Category
Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$52	$—	$—	$—	$—	$52
Total	$—	$52	$—	$—	$—	$—	$52

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$3,020	$3,059

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$331
Accumulated Capital and Other Losses*	(130,537)
Unrealized Appreciation†	128,114
Total Accumulated Deficit	$(2,092)

17

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(91)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	91

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$1,120
2016	39,842
2017	89,575
Total	$130,537

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $45,504 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-

18

day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.83%
Class IB	1.08

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the

19

Hartford MidCap Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$29

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Company to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contract owners.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	44.18	43.82

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.02%	0.02%
Impact from Payment from Affiliate for Unrestricted Transfers	0.08	0.09
Total Return Excluding Payments from Affiliates	17.78	17.48

20

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$145,526
Sales Proceeds Excluding U.S. Government Obligations	219,969

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford MidCap Value HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$10.32	$0.03	$–	$0.39	$0.42	$–	$–	$–	$–	$0.42	$10.74
IB	10.29	0.02	–	0.38	0.40	–	–	–	–	0.40	10.69

For the Year Ended December 31, 2010(G)
IA	8.33	0.05	–	2.00	2.05	(0.06)	–	–	(0.06)	1.99	10.32
IB	8.30	0.03	–	1.99	2.02	(0.03)	–	–	(0.03)	1.99	10.29

For the Year Ended December 31, 2009
IA	5.82	0.07	–	2.50	2.57	(0.06)	–	–	(0.06)	2.51	8.33
IB	5.80	0.05	–	2.49	2.54	(0.04)	–	–	(0.04)	2.50	8.30

For the Year Ended December 31, 2008
IA	12.34	0.07	–	(4.35)	(4.28)	(0.06)	(2.18)	–	(2.24)	(6.52)	5.82
IB	12.30	0.05	–	(4.33)	(4.28)	(0.04)	(2.18)	–	(2.22)	(6.50)	5.80

For the Year Ended December 31, 2007
IA	14.18	0.08	–	0.51	0.59	(0.07)	(2.36)	–	(2.43)	(1.84)	12.34
IB	14.13	0.04	–	0.53	0.57	(0.04)	(2.36)	–	(2.40)	(1.83)	12.30

For the Year Ended December 31, 2006
IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	–	(2.05)	0.17	14.18
IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	–	(2.01)	0.17	14.13

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)
During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

4.02	%(E)	$429,447	0.83	%(F)	0.83	%(F)	0.55	%(F)	24%
3.89	(E)	148,070	1.08	(F)	1.08	(F)	0.30	(F)	–

24.67		462,281	0.85		0.85		0.57		57	(H)
24.36		163,498	1.10		1.10		0.30		–

44.19	(I)	348,742	0.86		0.86		0.87		50
43.83	(I)	145,920	1.11		1.11		0.62		–

(40.21)		301,896	0.81		0.81		0.82		51
(40.36)		128,483	1.06		1.06		0.57		–

2.13		615,430	0.79		0.79		0.53		50
1.87		300,502	1.04		1.04		0.28		–

17.88	(I)	721,469	0.78		0.78		0.73		41
17.59	(I)	370,771	1.03		1.03		0.51		–

23

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford MidCap Value HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford MidCap Value HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,040.23	$4.20	$1,000.00	$1,020.68	$4.16	0.83%	181	365
Class IB	$1,000.00	$1,038.94	$5.46	$1,000.00	$1,019.44	$5.41	1.08%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-MCV11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Money Market HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Money Market HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

Hartford Money Market HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 6.5%
	Commercial Banking - 3.2%
	Bank of Nova Scotia Houston
$8,000	0.47%, 10/31/2011 Δ	$8,006
21,200	0.49%, 01/06/2012 Δ	21,221
	Svenska Handelsbanken AB
11,750	0.20%, 07/13/2011	11,750
	Svenska Handelsbanken, Inc.
24,250	0.18%, 09/15/2011	24,250
	UBS AG Stamford CT
11,750	0.29%, 10/27/2011	11,750
		76,977

	Depository Credit - Banking - 1.5%
	Royal Bank of Canada New York
16,000	0.24%, 02/14/2012 Δ	16,000
8,400	0.27%, 10/03/2011 Δ	8,401
	Toronto-Dominion Bank New York
12,000	0.27%, 01/12/2012 Δ	12,000
		36,401

	Monetary Authorities - Central Banks - 1.0%
	Deutsche Bank AG New York
12,000	0.29%, 07/25/2011 Δ	12,000
12,500	0.45%, 08/24/2011 Δ	12,503
		24,503

	Securities and Commodity Contracts and Brokerage - 0.8%
	Credit Suisse First Boston New York
17,500	0.33%, 07/22/2011 Δ	17,501

	Total certificates of deposit
	(cost $155,382)	$155,382

COMMERCIAL PAPER - 50.4%
	Beverage Manufacturing - 2.4%
	Coca Cola Co.
$12,750	0.11%, 08/30/2011	$12,747
13,250	0.17%, 09/19/2011	13,245
4,250	0.19%, 07/05/2011	4,250
	Pepsico, Inc.
9,750	0.09%, 08/11/2011 ■	9,749
18,000	0.10%, 07/26/2011 ■	17,999
		57,990

	Commercial Banking - 13.8%
	Barclays U.S. Funding Corp.
12,000	0.15%, 08/15/2011	11,998
14,250	0.18%, 09/16/2011	14,245
9,500	0.22%, 09/19/2011	9,495
	Commonwealth Bank of Australia
13,000	0.17%, 08/23/2011	12,997
	Nordea North America
11,000	0.19%, 07/12/2011	10,999
12,250	0.26%, 07/18/2011	12,249
	Old Line Funding LLC
11,750	0.17%, 09/12/2011 ■	11,746
12,750	0.17%, 09/13/2011	12,745
22,500	0.19%, 07/15/2011 - 08/08/2011 ■	22,497
	Rabobank USA
12,500	0.21%, 09/09/2011	12,495
12,500	0.22%, 07/05/2011	12,499
	Standard Chartered Bank
11,500	0.26%, 09/06/2011 ■	11,494
11,750	0.27%, 08/31/2011 ■	11,745
11,500	0.32%, 08/15/2011 ■	11,495
	State Street Corp.
14,500	0.20%, 11/03/2011	14,490
16,000	0.22%, 07/05/2011	16,000
15,500	0.23%, 08/09/2011	15,496
	U.S. Bank
17,250	0.14%, 08/09/2011	17,247
17,750	0.15%, 08/16/2011	17,747
	United Technology Corp.
35,000	0.06%, 07/05/2011 ■	35,000
	Westpac Banking Corp.
11,500	0.22%, 08/19/2011 ■	11,496
10,750	0.25%, 10/06/2011 ■	10,743
12,257	0.28%, 10/28/2011 ■ Δ	12,257
		329,175

	Computer and Peripheral Equipment Manufacturing - 2.3%
	Hewlett-Packard Co.
36,000	0.08%, 07/14/2011 ■	35,999
	International Business Machines Co.
7,750	0.06%, 07/25/2011 ■	7,749
	John Deere Capital Corp.
11,000	0.11%, 07/08/2011 ■	11,000
		54,748

	Consumer Lending - 2.3%
	Straight-A Funding LLC
30,500	0.16%, 07/05/2011 - 09/01/2011 ■	30,495
13,250	0.17%, 08/17/2011 ■	13,247
11,750	0.18%, 08/03/2011 ■	11,748
		55,490

	Depository Credit - Banking - 2.7%
	Bank of Nova Scotia
5,750	0.18%, 09/06/2011	5,748
11,500	0.19%, 09/19/2011	11,495
	Deutsche Bank Financial LLC
11,500	0.24%, 08/31/2011	11,495
	Toronto-Dominion Holdings USA
17,250	0.16%, 08/10/2011 ■	17,247
17,250	0.17%, 08/25/2011 ■	17,246
		63,231

	International Trade Financing (Foreign Banks) - 1.7%
	Kreditanstalt fuer Wiederaufbau
16,500	0.14%, 09/08/2011 ■	16,496
23,000	0.15%, 07/14/2011 - 08/17/2011 ■	22,997
		39,493

	Motor Vehicle Parts Manufacturing - 2.0%
	Wal-Mart Stores, Inc.
15,500	0.06%, 07/11/2011	15,500
The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 50.4% - (continued)
	Motor Vehicle Parts Manufacturing - 2.0% - (continued)
	Wal-Mart Stores, Inc. - (continued)
$15,000	0.07%, 07/08/2011 ■	$15,000
17,750	0.08%, 07/25/2011	17,749
		48,249

	Nondepository Credit Banking - 2.7%
	General Electric Capital Corp.
14,500	0.10%, 08/03/2011	14,499
15,500	0.17%, 07/27/2011	15,498
10,750	0.19%, 10/07/2011	10,744
	John Deere Credit, Inc.
24,250	0.10%, 07/11/2011 - 07/20/2011	24,249
		64,990

	Other Financial Investment Activities - 5.2%
	Alpine Securitization Corp.
15,000	0.16%, 08/04/2011	14,998
15,750	0.16%, 08/12/2011 ■	15,747
	Falcon Asset Securitization Co.
22,750	0.16%, 08/04/2011 ■	22,746
12,000	0.17%, 07/05/2011 ■	12,000
11,250	0.19%, 08/01/2011 ■	11,248
	Sheffield Receivables Corp.
11,500	0.14%, 07/12/2011	11,499
10,750	0.15%, 08/09/2011	10,748
11,750	0.19%, 07/19/2011	11,749
12,000	0.20%, 07/06/2011 ■	12,000
		122,735

	Pharmaceutical & Medicine Manufacturing - 7.6%
	Abbott Laboratories
6,900	0.11%, 07/25/2011 ■	6,900
15,750	0.12%, 08/23/2011 ■	15,747
23,250	0.13%, 08/09/2011 ■	23,247
	Johnson & Johnson
34,000	0.05%, 07/14/2011 ■	33,999
14,000	0.10%, 09/02/2011 ■	13,998
	Merck & Co., Inc.
12,000	0.10%, 08/26/2011	11,998
47,000	0.11%, 08/18/2011 ■	46,993
	Sanofi-Aventis S.A.
16,500	0.22%, 12/15/2011 ■	16,483
12,500	0.35%, 10/18/2011 ■	12,487
		181,852

	Securities and Commodity Contracts and Brokerage - 1.8%
	Credit Suisse First Boston New York
17,500	0.21%, 07/27/2011	17,497
	JP Morgan Chase & Co.
24,500	0.05%, 07/19/2011	24,500
		41,997

	Soap, Cleaning Compound, Toiletries Manufacturing - 3.0%
	Colgate-Palmolive Co.
12,000	0.07%, 07/25/2011	12,000
	Procter & Gamble Co.
17,000	0.06%, 07/06/2011 ■	17,000
12,000	0.07%, 07/15/2011 ■	11,999
31,000	0.08%, 07/20/2011 ■	30,999
		71,998

	Sovereign Foreign Governments - 2.9%
	Ontario (Province of)
19,000	0.08%, 07/18/2011	18,999
21,750	0.10%, 08/31/2011	21,747
	Quebec (Province of)
28,000	0.14%, 08/02/2011 - 09/15/2011 ■	27,994
		68,740

	Total commercial paper
	(cost $1,200,688)	$1,200,688

CORPORATE NOTES - 14.5%
	Beverage Manufacturing - 1.9%
	Coca-Cola Co.
$29,800	0.31%, 05/15/2012 Δ	$29,823
	Pepsico, Inc.
14,380	0.31%, 07/15/2011 Δ	14,381
		44,204
	Commercial Banking - 2.4%
	Commonwealth Bank of Australia
9,500	0.57%, 11/04/2011 ■ Δ	9,510
	Rabobank Netherlands
22,500	0.47%, 08/05/2011 ■ Δ	22,505
	UBS AG Stamford CT
24,300	1.50%, 09/29/2011 Δ	24,372
		56,387

	Computer and Peripheral Equipment Manufacturing -1.7%
	IBM Corp.
18,500	0.31%, 11/04/2011 Δ	18,508
21,750	0.85%, 07/28/2011 Δ	21,760
		40,268
	Depository Credit - Banking - 1.0%
	Wells Fargo & Co.
24,000	0.90%, 08/29/2011 Δ	24,026

	Insurance Carriers - 3.0%
	Met Life Global Funding I
12,000	0.38%, 07/06/2012 ■ Δ	12,000
41,480	0.68%, 07/13/2011 ■ Δ	41,486
18,450	0.79%, 04/10/2012 ■ Δ	18,509
		71,995
	International Trade Financing (Foreign Banks) - 1.1%
	Australia & New Zealand Banking Group Ltd.
15,750	0.57%, 10/21/2011 ■ Δ	15,767

The accompanying notes are an integral part of these financial statements.

3

Hartford Money Market HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
CORPORATE NOTES - 14.5% - (continued)
	International Trade Financing (Foreign Banks) - 1.1% - (continued)
	International Bank for Reconstruction & Development
$11,500	0.05%, 07/14/2011		$11,500
			27,267

	Nondepository Credit Banking - 0.3%
	General Electric Capital Corp.
7,057	0.33%, 08/15/2011 Δ		7,058

	Other Financial Investment Activities - 1.3%
	International Finance Corp.
30,750	0.07%, 07/12/2011		30,749

	Securities and Commodity Contracts and Brokerage - 1.8%
	Goldman Sachs Group, Inc.
20,000	0.49%, 08/05/2011 Δ		20,004
	JP Morgan Chase & Co.
15,750	0.30%, 07/17/2012 Δ		15,750
8,000	0.37%, 12/21/2011 Δ		8,004
			43,758

	Total corporate notes
	(cost $345,712)		$345,712

OTHER POOLS AND FUNDS - 0.0%
–	JP Morgan U.S. Government Money Market Fund		$–

	Total other pools and funds
	(cost $–)		$–

REPURCHASE AGREEMENTS - 10.8%
	BNP Paribas Securities Corp. TriParty
	Joint Repurchase Agreement (maturing
	on 07/01/2011 in the amount of
	$56,995, collateralized by U.S. Treasury
	Bond 5.25%, 2029, value of $58,135)
$56,995	0.01% dated 06/30/2011		$56,995
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $62,387,
	collateralized by U.S. Treasury Bill
	0.02% - 4.50%, 2011 - 2012, U.S.
	Treasury Bond 4.25% - 7.13%, 2023 -
	2039, U.S. Treasury Note 0.38% -
	10.63%, 2012 - 2021, value of $63,635)
62,387	0.01% dated 06/30/2011		62,387
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 07/01/2011 in the amount of
	$53,914, collateralized by U.S. Treasury
	Bond 4.50%, 2038, U.S. Treasury Note
	4.00%, 2015, value of $54,993)
53,914	0.01% dated 06/30/2011		53,914
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $83,318,
	collateralized by U.S. Treasury Bond
	2.00% - 3.63%, 2026 - 2028, value of $84,984)
83,318	0.01% dated 06/30/2011		83,318

	Total repurchase agreements
	(cost $256,614)		$256,614

U.S. GOVERNMENT AGENCIES - 10.8%
	Federal Home Loan Mortgage Corp. - 4.9%
$28,000	0.03%, 07/07/2011		$28,000
77,250	0.04%, 07/15/2011		77,248
10,900	0.05%, 07/01/2011 ○		10,900
			116,148

	Federal National Mortgage Association - 5.9%
42,850	0.04%, 08/09/2011 - 08/10/2011		42,848
52,500	0.05%, 07/06/2011 - 07/21/2011		52,499
36,250	0.06%, 07/13/2011		36,249
8,750	0.07%, 07/20/2011		8,750
			140,346

	Total U.S. government agencies
	(cost $256,494)		$256,494

U.S. GOVERNMENT SECURITIES - 7.5%
	Other Direct Federal Obligations - 7.5%
	Federal Home Loan Bank
$116,250	0.03%, 07/22/2011		$116,248
34,500	0.04%, 07/13/2011		34,499
28,750	0.08%, 07/20/2011		28,749
			179,496
	Total U.S. government securities
	(cost $179,496)		$179,496

	Total investments
	(cost $2,394,386) ▲	100.5%	$2,394,386
	Other assets and liabilities	(0.5)%	(11,188)
	Total net assets	100.0%	$2,383,198

The accompanying notes are an integral part of these financial statements.

4

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 16.7% of total net assets at June 30, 2011.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $816,809, which represents 34.27% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

Hartford Money Market HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$155,382	$–	$155,382	$–
Commercial Paper	1,200,688	–	1,200,688	–
Corporate Notes	345,712	–	345,712	–
Other Pools and Funds	–	–	–	–
Repurchase Agreements	256,614	–	256,614	–
U.S. Government Agencies	256,494	–	256,494	–
U.S. Government Securities	179,496	–	179,496	–
Total	$2,394,386	$–	$2,394,386	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

Hartford Money Market HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,394,386)	$2,394,386
Receivables:
Fund shares sold	5,810
Dividends and interest	329
Other assets	103
Total assets	2,400,628
Liabilities:
Payables:
Fund shares redeemed	17,072
Investment management fees	157
Accrued expenses	201
Total liabilities	17,430
Net assets	$2,383,198
Summary of Net Assets:
Capital stock and paid-in-capital	$2,383,181
Accumulated net realized gain on investments	17
Net assets	$2,383,198
Shares authorized	14,000,000
Par value	$0.001
Class IA: Net asset value per share	$1.00
Shares outstanding	2,000,585
Net assets	$2,000,599
Class IB: Net asset value per share	$1.00
Shares outstanding	382,596
Net assets	$382,599

 The accompanying notes are an integral part of these financial statements.

7

Hartford Money Market HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	2,396
Total investment income, net	2,396

Expenses:
Investment management fees	4,746
Transfer agent fees	1
Custodian fees	2
Accounting services fees	119
Board of Directors' fees	30
Audit fees	19
Other expenses	99
Total expenses (before waivers)	5,016
Expense waivers	(2,620)
Total waivers	(2,620)
Total expenses, net	2,396
Net investment income	—

Net Realized Gain on Investments:
Net realized gain on investments	17
Net Realized Gain on Investments	17
Net Gain on Investments	17
Net Increase in Net Assets Resulting from Operations	$17

The accompanying notes are an integral part of these financial statements.

8

Hartford Money Market HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net realized gain on investments	17	4
Payment from affiliate	—	9,496
Net Increase In Net Assets Resulting From Operations	17	9,500
Capital Share Transactions:
Class IA
Sold	808,857	1,278,776
Redeemed	(894,286)	(2,020,865)
Total capital share transactions	(85,429)	(742,089)
Class IB
Sold	120,520	222,037
Redeemed	(157,443)	(352,170)
Total capital share transactions	(36,923)	(130,133)
Net decrease from capital share transactions	(122,352)	(872,222)
Net Decrease In Net Assets	(122,335)	(862,722)
Net Assets:
Beginning of period	2,505,533	3,368,255
End of period	$2,383,198	$2,505,533
Accumulated undistributed (distribution in excess of) net investment income	$—	$—
Shares:
Class IA
Sold	808,857	1,278,814
Redeemed	(894,286)	(2,020,865)
Total share activity	(85,429)	(742,051)
Class IB
Sold	120,520	222,045
Redeemed	(157,443)	(352,170)
Total share activity	(36,923)	(130,125)

The accompanying notes are an integral part of these financial statements.

9

Hartford Money Market HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Money Market HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market

10

data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

11

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

12

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$2,818

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of December 31, 2010.

As of December 31, 2010, the Fund utilized $4 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Hartford Money Market HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

6.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of distribution and service fees under the Fund’s Distribution Plan of the Company to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of this reduction of distribution and service fees under the Fund’s Distribution Plan. The Board of Directors then continued to approve these six month extentions of the reduction of distribution and service fees to zero for class IB through February 29, 2012. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial

14

intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board of Directors’ action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

On September 16, 2010, due to the realized losses incurred by the Fund, HL Advisers paid $9,496 to the Fund to provide support to the Fund’s $1.00 NAV. The payments had no impact on the Fund’s total return. These amounts are shown as an increase from payment from affiliate on the Statement of Changes in Net Assets.

7.	Investment Transactions:

For the six-month period ended June 30, 2011, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $52,501,148 and $52,612,366, respectively.

8.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15

Hartford Money Market HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2010
IA	1.00	–	–	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2009
IA	1.00	–	–	–	–	–	–	–	–	–	1.00
IB	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended December 31, 2008
IA	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
IB	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00

For the Year Ended December 31, 2007
IA	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00
IB	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

For the Year Ended December 31, 2006
IA	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00
IB	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Not annualized.
(E)	Annualized.

16

- Ratios and Supplemental Data -
			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers		Assets After Waivers		Average Net Assets		Rate(C)

–	%(D)	$2,000,599	0.42	%(E)	0.20	%(E)	–	%(E)	N/A
–	(D)	382,599	0.42	(E)	0.20	(E)	–	(E)	–

–		2,086,014	0.43		0.22		–		N/A
–		419,519	0.43		0.22		–		–

0.06		2,820,121	0.48		0.32		0.02		N/A
0.05		548,134	0.53		0.34		0.00		–

2.15		4,427,230	0.47		0.42		2.01		N/A
1.89		774,432	0.72		0.67		1.80		–

4.95		2,224,124	0.47		0.42		4.83		N/A
4.69		452,976	0.72		0.67		4.58		–

4.69		1,558,433	0.48		0.48		4.63		N/A
4.43		319,926	0.73		0.73		4.38		–

17

Hartford Money Market HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

 The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

18

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

19

Hartford Money Market HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20

Hartford Money Market HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,000.00	$0.99	$1,000.00	$1,023.80	$1.00	0.20%	181	365
Class IB	$1,000.00	$1,000.00	$0.99	$1,000.00	$1,023.80	$1.00	0.20%	181	365

21

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-MM11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Portfolio Diversifier HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Portfolio Diversifier HLS Fund

This report is prepared for the general information of contract owners. It is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 23.0%
	Automobiles & Components - 0.2%
4	Ford Motor Co. ●	$59
–	Goodyear Tire & Rubber Co. ●	5
–	Harley-Davidson, Inc.	11
1	Johnson Controls, Inc.	32
		107
	Banks - 0.6%
1	BB&T Corp.	21
–	Comerica, Inc.	7
1	Fifth Third Bankcorp	13
–	First Horizon National Corp.	3
1	Hudson City Bancorp, Inc.	5
1	Huntington Bancshares, Inc.	6
1	Keycorp	9
–	M&T Bank Corp.	12
1	Marshall & Ilsley Corp.	5
–	People's United Financial, Inc.	6
1	PNC Financial Services Group, Inc.	36
1	Regions Financial Corp.	9
1	SunTrust Banks, Inc.	16
2	US Bancorp	56
6	Wells Fargo & Co.	169
–	Zion Bancorp	5
		378
	Capital Goods - 2.0%
1	3M Co.	77
1	Boeing Co.	62
1	Caterpillar, Inc.	78
–	Cummins, Inc.	23
1	Danaher Corp.	33
–	Deere & Co.	39
–	Dover Corp.	14
–	Eaton Corp.	20
1	Emerson Electric Co.	48
–	Fastenal Co.	12
–	Flowserve Corp.	7
–	Fluor Corp.	13
–	General Dynamics Corp.	32
12	General Electric Co.	227
–	Goodrich Corp.	14
1	Honeywell International, Inc.	53
1	Illinois Tool Works, Inc.	32
–	Ingersoll-Rand plc	17
–	ITT Corp.	12
–	Jacobs Engineering Group, Inc. ●	6
–	Joy Global, Inc.	11
–	L-3 Communications Holdings, Inc.	11
–	Lockheed Martin Corp.	26
–	Masco Corp.	5
–	Northrop Grumman Corp.	23
–	PACCAR, Inc.	21
–	Pall Corp.	8
–	Parker-Hannifin Corp.	17
–	Precision Castparts Corp.	27
–	Quanta Services, Inc. ●	5
–	Raytheon Co.	20
–	Rockwell Automation, Inc.	14
–	Rockwell Collins, Inc.	11
–	Roper Industries, Inc.	9
–	Snap-On, Inc.	4
–	Stanley Black & Decker, Inc.	14
–	Textron, Inc.	7
1	Tyco International Ltd.	26
1	United Technologies Corp.	92
–	W.W. Grainger, Inc.	10
		1,180
	Commercial & Professional Services - 0.1%
–	Avery Dennison Corp.	5
–	Cintas Corp.	5
–	Dun & Bradstreet Corp.	4
–	Equifax, Inc. ●	5
–	Iron Mountain, Inc.	8
–	Pitney Bowes, Inc.	5
–	R.R. Donnelley & Sons Co.	4
–	Republic Services, Inc.	11
–	Robert Half International, Inc.	4
–	Stericycle, Inc. ●	9
1	Waste Management, Inc.	20
		80
	Consumer Durables & Apparel - 0.2%
–	Coach, Inc.	21
–	D.R. Horton, Inc.	4
–	Fortune Brands, Inc.	11
–	Harman International Industries, Inc.	3
–	Hasbro, Inc.	7
–	Leggett & Platt, Inc.	4
–	Lennar Corp.	3
–	Mattel, Inc.	11
–	Newell Rubbermaid, Inc.	5
–	NIKE, Inc. Class B	39
–	Polo Ralph Lauren Corp.	10
–	Pulte Group, Inc. ●	3
–	V.F. Corp.	11
–	Whirlpool Corp.	7
		139
	Consumer Services - 0.4%
–	Apollo Group, Inc. Class A ●	6
–	Carnival Corp.	19
–	Chipotle Mexican Grill, Inc. ●	11
–	Darden Restaurants, Inc.	8
–	DeVry, Inc.	4
–	H & R Block, Inc.	6
–	International Game Technology	6
–	Marriott International, Inc. Class A	11
1	McDonald's Corp.	99
1	Starbucks Corp.	34
–	Starwood Hotels & Resorts	12
–	Wyndham Worldwide Corp.	7
–	Wynn Resorts Ltd.	12
1	Yum! Brands, Inc.	29
		264
	Diversified Financials - 1.6%
1	American Express Co.	61
–	Ameriprise Financial, Inc.	16
12	Bank of America Corp.	126
1	Bank of New York Mellon Corp.	36
–	BlackRock, Inc.	21
1	Capital One Financial Corp.	27
1	Charles Schwab Corp.	19
The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 23.0% - (continued)
	Diversified Financials - 1.6% - (continued)
3	Citigroup, Inc.	$138
–	CME Group, Inc.	22
1	Discover Financial Services, Inc.	17
–	E*Trade Financial Corp. ●	4
–	Federated Investors, Inc.	2
–	Franklin Resources, Inc.	22
1	Goldman Sachs Group, Inc.	78
–	IntercontinentalExchange, Inc. ●	10
1	Invesco Ltd.	12
–	Janus Capital Group, Inc.	2
5	JP Morgan Chase & Co.	185
–	Legg Mason, Inc.	6
–	Leucadia National Corp.	8
–	Moody's Corp.	9
2	Morgan Stanley	40
–	Nasdaq OMX Group, Inc. ●	4
–	Northern Trust Corp.	13
–	NYSE Euronext	10
1	SLM Corp.	10
1	State Street Corp.	26
–	T. Rowe Price Group, Inc.	18
		942
	Energy - 2.9%
–	Alpha Natural Resources, Inc. ●	12
1	Anadarko Petroleum Corp.	43
–	Apache Corp.	54
–	Baker Hughes, Inc.	36
–	Cabot Oil & Gas Corp.	8
–	Cameron International Corp. ●	14
1	Chesapeake Energy Corp.	22
2	Chevron Corp.	235
2	ConocoPhillips Holding Co.	121
–	Consol Energy, Inc.	12
–	Denbury Resources, Inc. ●	9
–	Devon Energy Corp.	38
–	Diamond Offshore Drilling, Inc.	5
1	El Paso Corp.	18
–	EOG Resources, Inc.	32
–	EQT Corp.	9
6	Exxon Mobil Corp.	455
–	FMC Technologies, Inc. ●	12
1	Halliburton Co.	53
–	Helmerich & Payne, Inc.	8
–	Hess Corp.	26
1	Marathon Oil Corp.	43
–	Murphy Oil Corp.	14
–	Nabors Industries Ltd. ●	8
–	National Oilwell Varco, Inc.	38
–	Newfield Exploration Co. ●	10
–	Noble Corp.	11
–	Noble Energy, Inc.	18
1	Occidental Petroleum Corp.	96
–	Peabody Energy Corp.	18
–	Pioneer Natural Resources Co.	12
–	QEP Resources, Inc.	8
–	Range Resources Corp.	10
–	Rowan Companies, Inc. ●	6
2	Schlumberger Ltd.	133
–	Southwestern Energy Co. ●	17
1	Spectra Energy Corp.	20
–	Sunoco, Inc.	6
–	Tesoro Corp. ●	4
1	Valero Energy Corp.	17
1	Williams Cos., Inc.	20
		1,731
	Food & Staples Retailing - 0.5%
–	Costco Wholesale Corp.	40
2	CVS/Caremark Corp.	58
1	Kroger Co.	17
–	Safeway, Inc.	10
–	Supervalu, Inc.	2
1	Sysco Corp.	21
1	Walgreen Co.	44
2	Wal-Mart Stores, Inc.	115
–	Whole Foods Market, Inc.	11
		318
	Food, Beverage & Tobacco - 1.4%
2	Altria Group, Inc.	63
1	Archer Daniels Midland Co.	23
–	Brown-Forman Corp.	9
–	Campbell Soup Co.	7
3	Coca-Cola Co.	175
–	Coca-Cola Enterprises, Inc.	11
–	ConAgra Foods, Inc.	12
–	Constellation Brands, Inc. Class A ●	4
–	Dean Foods Co. ●	3
–	Dr. Pepper Snapple Group	10
1	General Mills, Inc.	27
–	H.J. Heinz Co.	19
–	Hershey Co.	10
–	Hormel Foods Corp.	5
–	J.M. Smucker Co.	10
–	Kellogg Co.	16
2	Kraft Foods, Inc.	70
–	Lorillard, Inc.	18
–	McCormick & Co., Inc.	7
–	Mead Johnson Nutrition Co.	16
–	Molson Coors Brewing Co.	8
2	PepsiCo, Inc.	126
2	Philip Morris International, Inc.	135
–	Reynolds American, Inc.	14
1	Sara Lee Corp.	13
–	Tyson Foods, Inc. Class A	7
		818
	Health Care Equipment & Services - 1.0%
–	Aetna, Inc.	19
–	Amerisource Bergen Corp.	13
–	Bard (C.R.), Inc.	11
1	Baxter International, Inc.	39
–	Becton, Dickinson & Co.	21
2	Boston Scientific Corp. ●	12
–	Cardinal Health, Inc.	18
–	CareFusion Corp. ●	7
–	Cerner Corp. ●	10
–	CIGNA Corp.	16
–	Coventry Health Care, Inc. ●	6
1	Covidien plc	30
–	DaVita, Inc. ●	9
–	Dentsply International, Inc.	6
–	Edwards Lifesciences Corp. ●	11

The accompanying notes are an integral part of these financial statements.

3

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 23.0% - (continued)
	Health Care Equipment & Services - 1.0% - (continued)
1	Express Scripts, Inc. ●	$32
–	Humana, Inc.	15
–	Intuitive Surgical, Inc. ●	17
–	Laboratory Corp. of America Holdings ●	11
–	McKesson Corp.	24
–	Medco Health Solutions, Inc. ●	26
1	Medtronic, Inc.	47
–	Patterson Cos., Inc.	4
–	Quest Diagnostics, Inc.	11
–	St. Jude Medical, Inc.	18
–	Stryker Corp.	22
1	Tenet Healthcare Corp. ●	3
1	UnitedHealth Group, Inc.	63
–	Varian Medical Systems, Inc. ●	9
–	Wellpoint, Inc.	33
–	Zimmer Holdings, Inc. ●	14
		577
	Household & Personal Products - 0.5%
–	Avon Products, Inc.	14
–	Clorox Co.	10
1	Colgate-Palmolive Co.	48
–	Estee Lauder Co., Inc.	14
–	Kimberly-Clark Corp.	30
3	Procter & Gamble Co.	201
		317
	Insurance - 0.9%
–	ACE Ltd.	26
1	Aflac, Inc.	26
1	Allstate Corp.	18
1	American International Group, Inc. ●	15
–	AON Corp.	19
–	Assurant, Inc.	4
2	Berkshire Hathaway, Inc. Class B ●	155
–	Chubb Corp.	21
–	Cincinnati Financial Corp.	6
1	Genworth Financial, Inc. ●	6
–	Lincoln National Corp.	11
–	Loews Corp.	15
1	Marsh & McLennan Cos., Inc.	19
1	MetLife, Inc.	55
–	Principal Financial Group, Inc.	12
1	Progressive Corp.	16
1	Prudential Financial, Inc.	37
–	Torchmark Corp.	6
–	Travelers Cos., Inc.	28
–	Unum Group	9
–	XL Group plc	8
		512
	Materials - 0.8%
–	Air Products and Chemicals, Inc.	23
–	Airgas, Inc.	6
–	AK Steel Holding Corp.	2
1	Alcoa, Inc.	19
–	Allegheny Technologies, Inc.	8
–	Ball Corp.	7
–	Bemis Co., Inc.	4
–	CF Industries Holdings, Inc.	12
–	Cliff's Natural Resources, Inc.	15
1	Dow Chemical Co.	48
1	E.I. DuPont de Nemours & Co.	57
–	Eastman Chemical Co.	8
–	Ecolab, Inc.	15
–	FMC Corp.	7
1	Freeport-McMoRan Copper & Gold, Inc.	57
–	International Flavors & Fragrances, Inc.	6
–	International Paper Co.	15
–	MeadWestvaco Corp.	6
1	Monsanto Co.	44
1	Newmont Mining Corp.	30
–	Nucor Corp.	15
–	Owens-Illinois, Inc. ●	5
–	PPG Industries, Inc.	16
–	Praxair, Inc.	37
–	Sealed Air Corp.	4
–	Sherwin-Williams Co.	8
–	Sigma-Aldrich Corp.	10
–	Titanium Metals Corp.	2
–	United States Steel Corp.	8
–	Vulcan Materials Co.	6
		500
	Media - 0.8%
–	Cablevision Systems Corp.	9
1	CBS Corp. Class B	22
3	Comcast Corp. Class A	80
1	DirecTV Class A ●	44
–	Discovery Communications, Inc. ●	13
–	Gannett Co., Inc.	4
1	Interpublic Group of Cos., Inc.	7
–	McGraw-Hill Cos., Inc.	14
3	News Corp. Class A	46
–	Omnicom Group, Inc.	15
–	Scripps Networks Interactive Class A	5
–	Time Warner Cable, Inc.	30
1	Time Warner, Inc.	44
1	Viacom, Inc. Class B	34
2	Walt Disney Co.	84
–	Washington Post Co. Class B	3
		454
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
2	Abbott Laboratories	93
–	Agilent Technologies, Inc. ●	20
–	Allergan, Inc.	29
1	Amgen, Inc. ●	62
–	Biogen Idec, Inc. ●	29
2	Bristol-Myers Squibb Co.	56
1	Celgene Corp. ●	32
–	Cephalon, Inc. ●	7
1	Eli Lilly & Co.	43
–	Forest Laboratories, Inc. ●	13
1	Gilead Sciences, Inc. ●	37
–	Hospira, Inc. ●	11
3	Johnson & Johnson	207
–	Life Technologies Corp. ●	11
4	Merck & Co., Inc.	124
–	Mylan, Inc. ●	12
–	PerkinElmer, Inc.	3
9	Pfizer, Inc.	185
–	Thermo Fisher Scientific, Inc. ●	28

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 23.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7% -
	(continued)
–	Waters Corp. ●	$10
–	Watson Pharmaceuticals, Inc. ●	10
		1,022
	Real Estate - 0.4%
–	Apartment Investment & Management Co.	3
–	Avalonbay Communities, Inc.	13
–	Boston Properties, Inc.	18
–	CB Richard Ellis Group, Inc. Class A ●	8
–	Equity Residential Properties Trust	20
–	HCP, Inc.	17
–	Health Care, Inc.	11
1	Host Hotels & Resorts, Inc.	13
–	Kimco Realty Corp.	9
–	Plum Creek Timber Co., Inc.	7
1	ProLogis, Inc.	19
–	Public Storage	18
–	Simon Property Group, Inc.	39
–	Ventas, Inc.	10
–	Vornado Realty Trust	17
1	Weyerhaeuser Co.	13
		235
	Retailing - 0.8%
–	Abercrombie & Fitch Co. Class A	7
–	Amazon.com, Inc. ●	83
–	AutoNation, Inc. ●	3
–	AutoZone, Inc. ●	9
–	Bed Bath & Beyond, Inc. ●	16
–	Best Buy Co., Inc.	12
–	Big Lots, Inc. ●	3
–	CarMax, Inc. ●	8
–	Expedia, Inc.	7
–	Family Dollar Stores, Inc.	7
–	GameStop Corp. Class A ●	4
–	Gap, Inc.	8
–	Genuine Parts Co.	10
2	Home Depot, Inc.	66
–	J.C. Penney Co., Inc.	8
–	Kohl's Corp.	16
–	Limited Brands, Inc.	11
1	Lowe's Co., Inc.	34
–	Macy's, Inc.	14
–	Netflix, Inc. ●	13
–	Nordstrom, Inc.	9
–	O'Reilly Automotive, Inc. ●	10
–	Priceline.com, Inc. ●	29
–	Ross Stores, Inc.	11
–	Sears Holdings Corp. ●	3
1	Staples, Inc.	13
1	Target Corp.	37
–	Tiffany & Co.	11
–	TJX Cos., Inc.	23
–	Urban Outfitters, Inc. ●	4
		489
	Semiconductors & Semiconductor Equipment - 0.6%
1	Advanced Micro Devices, Inc. ●	5
–	Altera Corp.	17
–	Analog Devices, Inc.	13
1	Applied Materials, Inc.	20
1	Broadcom Corp. Class A	18
–	First Solar, Inc. ●	8
6	Intel Corp.	133
–	KLA-Tencor Corp.	8
–	Linear Technology Corp.	9
1	LSI Corp. ●	5
–	MEMC Electronic Materials, Inc. ●	2
–	Microchip Technology, Inc.	8
1	Micron Technology, Inc. ●	7
–	National Semiconductor Corp.	7
–	Novellus Systems, Inc. ●	4
1	NVIDIA Corp. ●	11
–	Teradyne, Inc. ●	3
1	Texas Instruments, Inc.	43
–	Xilinx, Inc.	11
		332
	Software & Services - 2.0%
1	Adobe Systems, Inc. ●	18
–	Akamai Technologies, Inc. ●	7
–	Autodesk, Inc. ●	10
1	Automatic Data Processing, Inc.	30
–	BMC Software, Inc. ●	11
–	CA, Inc.	10
–	Citrix Systems, Inc. ●	17
–	Cognizant Technology Solutions Corp. ●	25
–	Computer Sciences Corp.	7
–	Compuware Corp. ●	3
1	eBay, Inc. ●	42
–	Electronic Arts, Inc. ●	9
–	Fidelity National Information Services, Inc.	10
–	Fiserv, Inc. ●	10
–	Google, Inc. ●	145
1	IBM Corp.	236
–	Intuit, Inc. ●	16
–	Mastercard, Inc.	32
8	Microsoft Corp.	219
–	Monster Worldwide, Inc. ●	2
4	Oracle Corp.	146
–	Paychex, Inc.	11
–	Red Hat, Inc. ●	10
–	SAIC, Inc. ●	5
–	Salesforce.com, Inc. ●	20
1	Symantec Corp. ●	17
–	Teradata Corp. ●	12
–	Total System Services, Inc.	4
–	VeriSign, Inc.	6
1	Visa, Inc.	46
1	Western Union Co.	14
1	Yahoo!, Inc. ●	22
		1,172
	Technology Hardware & Equipment - 1.6%
–	Amphenol Corp. Class A	11
1	Apple, Inc. ●	352
6	Cisco Systems, Inc.	98
2	Corning, Inc.	32
2	Dell, Inc. ●	31
2	EMC Corp. ●	64
–	F5 Networks, Inc. ●	10
–	FLIR Systems, Inc.	6
–	Harris Corp.	6

The accompanying notes are an integral part of these financial statements.

5

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 23.0% - (continued)
	Technology Hardware & Equipment - 1.6% - (continued)
2	Hewlett-Packard Co.	$86
–	Jabil Circuit, Inc.	5
–	JDS Uniphase Corp. ●	4
1	Juniper Networks, Inc. ●	19
–	Lexmark International, Inc. ADR ●	3
–	Molex, Inc.	4
–	Motorola Mobility Holdings, Inc. ●	7
–	Motorola Solutions, Inc. ●	18
–	NetApp, Inc. ●	22
2	Qualcomm, Inc.	108
–	SanDisk Corp. ●	11
–	Tellabs, Inc.	2
–	Western Digital Corp. ●	10
2	Xerox Corp.	17
		926
	Telecommunication Services - 0.7%
–	American Tower Corp. Class A ●	24
7	AT&T, Inc.	211
1	CenturyLink, Inc.	28
1	Frontier Communications Corp.	9
–	MetroPCS Communications, Inc. ●	5
3	Sprint Nextel Corp. ●	18
3	Verizon Communications, Inc.	120
1	Windstream Corp.	7
		422
	Transportation - 0.5%
–	C.H. Robinson Worldwide, Inc.	15
1	CSX Corp.	33
–	Expeditors International of Washington, Inc.	12
–	FedEx Corp.	34
–	Norfolk Southern Corp.	30
–	Ryder System, Inc.	3
1	Southwest Airlines Co.	10
1	Union Pacific Corp.	58
1	United Parcel Service, Inc. Class B	82
		277
	Utilities - 0.8%
1	AES Corp. ●	9
–	Ameren Corp.	8
1	American Electric Power Co., Inc.	21
–	CenterPoint Energy, Inc.	9
–	CMS Energy Corp.	6
–	Consolidated Edison, Inc.	18
–	Constellation Energy Group, Inc.	9
1	Dominion Resources, Inc.	32
–	DTE Energy Co.	10
2	Duke Energy Corp.	28
–	Edison International	14
–	Entergy Corp.	14
1	Exelon Corp.	32
–	FirstEnergy Corp.	21
–	Integrys Energy Group, Inc.	5
–	NextEra Energy, Inc.	27
–	Nicor, Inc.	3
–	NiSource, Inc.	6
–	Northeast Utilities	7
–	NRG Energy, Inc. ●	7
–	Oneok, Inc.	9
–	Pepco Holdings, Inc.	5
–	PG&E Corp.	19
–	Pinnacle West Capital Corp.	6
1	PPL Corp.	18
–	Progress Energy, Inc.	16
1	Public Service Enterprise Group, Inc.	19
–	SCANA Corp.	5
–	Sempra Energy	14
1	Southern Co.	39
–	TECO Energy, Inc.	5
–	Wisconsin Energy Corp.	8
1	Xcel Energy, Inc.	13
		462

	Total common stocks
	(cost $13,296)	$13,654

EXCHANGE TRADED FUNDS - 0.3%
	Other Investment Pools and Funds - 0.3%
3	Vanguard S&P 500 ETF	$183

	Total exchange traded funds
	(cost $179)	$183

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.8%
	Finance and Insurance - 0.8%
	Banc of America Commercial Mortgage, Inc.
$25	5.41%, 09/10/2047	$27
	Citigroup/Deutsche Bank Commercial Mortgage Trust
35	5.22%, 07/15/2044 Δ	38
25	5.32%, 12/11/2049	27
25	5.62%, 10/15/2048	27
	Credit Suisse Mortgage Capital Certificates
30	5.47%, 09/15/2039	32
	Goldman Sachs Mortgage Securities Corp. II
35	4.75%, 07/10/2039	37
25	5.56%, 11/10/2039	27
	Goldman Sachs Mortgage Securities Corp. II
	Class A4
45	5.81%, 08/10/2045 Δ	48
	Greenwich Capital Commercial Funding Corp.
35	5.44%, 03/10/2039 Δ	38
	JP Morgan Chase Commercial Mortgage
	Securities Corp.
25	5.34%, 05/15/2047	27
35	5.44%, 06/12/2047 Δ	37
	Wachovia Bank Commercial Mortgage Trust
25	5.27%, 12/15/2044 Δ	27
25	5.31%, 11/15/2048	27
25	5.34%, 12/15/2043	26
25	5.74%, 06/15/2049 Δ	27
		472

	Total asset & commercial mortgage backed securities
	(cost $474)	$472

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 10.9%
	Arts, Entertainment and Recreation - 0.5%
	Comcast Corp.
$65	5.15%, 03/01/2020	$70
	DirecTV Holdings LLC
30	3.50%, 03/01/2016	31
	NBC Universal, Inc.
30	4.38%, 04/01/2021 ■	30
	News America, Inc.
35	6.40%, 12/15/2035	36
	Time Warner, Inc.
50	4.88%, 03/15/2020	52
65	6.75%, 07/01/2018	75
	Walt Disney Co.
25	5.63%, 09/15/2016	29
		323
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
25	9.70%, 11/10/2018	33
	Anheuser-Busch InBev N.V.
60	5.38%, 01/15/2020	66
	PepsiCo, Inc.
55	3.13%, 11/01/2020	52
	Philip Morris International, Inc.
25	4.50%, 03/26/2020	26
		177
	Chemical Manufacturing - 0.1%
	Dow Chemical Co.
45	8.55%, 05/15/2019	58
	E.I. DuPont de Nemours & Co.
25	3.63%, 01/15/2021	24
		82
	Computer and Electronic Product Manufacturing - 0.2%
	Cisco Systems, Inc.
70	5.50%, 02/22/2016	79
	Lockheed Martin Corp.
25	4.25%, 11/15/2019	26
		105
	Couriers and Messengers - 0.1%
	United Parcel Service, Inc.
45	3.88%, 04/01/2014	49

	Electrical Equipment, Appliance Manufacturing - 0.1%
	General Electric Co.
25	5.25%, 12/06/2017	28

	Finance and Insurance - 4.4%
	All State Corp.
35	5.00%, 08/15/2014	38
	American Express Credit Corp.
75	2.75%, 09/15/2015	75
	American International Group, Inc.
25	6.40%, 12/15/2020	27
	Bank of America Corp.
160	5.65%, 05/01/2018	169
	Barclays Bank plc
100	5.20%, 07/10/2014	108
	Berkshire Hathaway Finance Corp.
50	5.40%, 05/15/2018	55
	Blackrock, Inc.
25	5.00%, 12/10/2019	27
	Caterpillar Financial Services Corp.
75	6.13%, 02/17/2014	84
	Citigroup, Inc.
75	5.00%, 09/15/2014	79
75	5.38%, 08/09/2020	78
	Credit Suisse New York
75	6.00%, 02/15/2018	81
	European Investment Bank
200	3.13%, 06/04/2014	212
	General Electric Capital Corp.
125	4.38%, 09/16/2020	124
	Goldman Sachs Group, Inc.
120	5.38%, 03/15/2020	124
	HSBC Finance Corp.
50	4.75%, 07/15/2013	53
	HSBC Holdings plc
50	5.10%, 04/05/2021	51
	Inter-American Development Bank
75	2.25%, 07/15/2015	77
	John Deere Capital Corp.
35	2.80%, 09/18/2017	35
	JP Morgan Chase & Co.
75	5.13%, 09/15/2014	81
100	6.30%, 04/23/2019	113
	Kreditanstalt fuer Wiederaufbau
200	1.25%, 10/26/2015	196
	Landwirtschaftliche Rentenbank
25	3.13%, 07/15/2015	26
	MetLife, Inc.
50	7.72%, 02/15/2019	60
	Morgan Stanley
50	4.75%, 04/01/2014	52
100	5.45%, 01/09/2017	106
	Prudential Financial, Inc.
150	2.75%, 01/14/2013	153
	Royal Bank of Scotland plc
75	3.95%, 09/21/2015	75
	Simon Property Group L.P.
50	5.65%, 02/01/2020	54
	Toyota Motor Credit Corp.
40	3.20%, 06/17/2015	42
	Travelers Cos., Inc.
25	3.90%, 11/01/2020	24
	UnitedHealth Group, Inc.
25	6.88%, 02/15/2038	29
	Wellpoint, Inc.
25	5.25%, 01/15/2016	28
	Wells Fargo & Co.
90	4.60%, 04/01/2021	90
		2,626
	Food Manufacturing - 0.1%
	Kraft Foods, Inc.
50	5.38%, 02/10/2020	55
	Food Services - 0.0%
	McDonald's Corp.
25	5.35%, 03/01/2018	28

The accompanying notes are an integral part of these financial statements.

7

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 10.9% - (continued)
	Foreign Governments - 1.1%
	Brazil (Republic of)
$125	5.88%, 01/15/2019	$145
	Italy (Republic of)
125	3.13%, 01/26/2015	127
	Manitoba (Province of)
75	2.63%, 07/15/2015	78
	Ontario (Province of)
85	4.40%, 04/14/2020	90
	Peru (Republic of)
30	7.13%, 03/30/2019	36
	Quebec (Province of)
60	3.50%, 07/29/2020	59
	United Mexican States
100	5.13%, 01/15/2020	108
		643
	Health Care and Social Assistance - 0.5%
	Abbott Laboratories
50	5.13%, 04/01/2019	55
	Amgen, Inc.
25	5.75%, 03/15/2040	26
	Baxter International, Inc.
30	4.50%, 08/15/2019	32
	Covidien International
25	6.00%, 10/15/2017	29
	Glaxosmithkline Capital, Inc.
25	5.65%, 05/15/2018	28
	Medtronic, Inc.
25	4.45%, 03/15/2020	26
	Merck & Co., Inc.
45	3.88%, 01/15/2021	45
	Pfizer, Inc.
65	6.20%, 03/15/2019	76
		317
	Information - 0.8%
	AT&T, Inc.
25	5.35%, 09/01/2040	24
75	5.80%, 02/15/2019	84
	Cellco Partnership - Verizon Wireless Capital
50	5.55%, 02/01/2014	55
	Microsoft Corp.
60	1.63%, 09/25/2015	59
	Oracle Corp.
60	5.75%, 04/15/2018	69
	Telefonica Emisiones SAU
35	5.46%, 02/16/2021	36
	Verizon Communications, Inc.
25	6.00%, 04/01/2041	26
75	6.35%, 04/01/2019	87
	Vodafone Group plc
40	5.45%, 06/10/2019	45
		485
	Mining - 0.1%
	Rio Tinto Finance USA Ltd.
40	6.50%, 07/15/2018	47
	Vale Overseas Ltd.
25	6.88%, 11/10/2039	27
		74
	Miscellaneous Manufacturing - 0.2%
	Boeing Co.
40	4.88%, 02/15/2020	43
	Honeywell International, Inc.
25	4.25%, 03/01/2021	26
	United Technologies Corp.
25	4.50%, 04/15/2020	26
		95
	Paper Manufacturing - 0.1%
	International Paper Co.
25	7.50%, 08/15/2021	29

	Petroleum and Coal Products Manufacturing - 0.7%
	Apache Corp.
25	5.10%, 09/01/2040	24
	Canadian Natural Resources Ltd.
30	5.70%, 05/15/2017	34
	ConocoPhillips
35	6.50%, 02/01/2039	41
	EnCana Corp.
25	6.50%, 02/01/2038	27
	Pemex Project Funding Master Trust
50	5.75%, 03/01/2018	55
	Petrobras International Finance Co.
25	6.75%, 01/27/2041	27
	Sempra Energy
35	6.50%, 06/01/2016	41
	Shell International Finance B.V.
50	4.30%, 09/22/2019	52
	Suncor Energy, Inc.
25	6.50%, 06/15/2038	27
	Transocean, Inc.
25	6.50%, 11/15/2020	28
	Valero Energy Corp.
25	6.13%, 02/01/2020	27
	Weatherford International Ltd.
30	5.13%, 09/15/2020	31
	Williams Partners L.P.
25	5.25%, 03/15/2020	26
		440
	Pipeline Transportation - 0.2%
	Enterprise Products Operating L.P.
30	5.20%, 09/01/2020	32
	Kinder Morgan Energy Partners L.P.
25	6.38%, 03/01/2041	25
	TransCanada Pipelines Ltd.
35	3.80%, 10/01/2020	35
		92
	Primary Metal Manufacturing - 0.1%
	Alcoa, Inc.
25	6.15%, 08/15/2020	27
	ArcelorMittal
35	5.50%, 03/01/2021	35
		62
	Professional, Scientific and Technical Services - 0.0%
	IBM Corp.
25	5.60%, 11/30/2039	26

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 10.9% - (continued)
	Public Administration - 0.2%
	International Bank for Reconstruction & Development
$100	1.13%, 08/25/2014	$101
	Waste Management, Inc.
25	4.75%, 06/30/2020	26
		127
	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
25	4.70%, 10/01/2019	27
	Norfolk Southern Corp.
25	7.05%, 05/01/2037	30
		57
	Retail Trade - 0.4%
	Home Depot, Inc.
30	4.40%, 04/01/2021	30
	Kroger Co.
40	3.90%, 10/01/2015	42
	Target Corp.
40	3.88%, 07/15/2020	40
	Wal-Mart Stores, Inc.
100	3.25%, 10/25/2020	95
		207
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Procter & Gamble Co.
50	4.70%, 02/15/2019	55

	Utilities - 0.5%
	Dominion Resources, Inc.
50	4.45%, 03/15/2021	51
	Duke Energy Corp.
25	5.30%, 02/15/2040	25
	Exelon Generation Co. LLC
30	4.00%, 10/01/2020	28
	Florida Power & Light Co.
25	5.69%, 03/01/2040	27
	Georgia Power Co.
25	4.75%, 09/01/2040	23
	MidAmerican Energy Holdings Co.
30	6.13%, 04/01/2036	32
	Pacific Gas & Electric Co.
25	6.05%, 03/01/2034	27
	Progress Energy, Inc.
25	4.40%, 01/15/2021	25
	PSEG Power LLC
25	5.13%, 04/15/2020	26
	Southern California Edison Co.
25	4.50%, 09/01/2040	23
		287

	Total corporate bonds: investment grade
	(cost $6,529)	$6,469

MUNICIPAL BONDS - 0.2%
	General Obligations - 0.2%
	California State,
$30	7.60%, 11/01/2040	$35
	Mississippi State,
25	5.25%, 11/01/2034	25
	State of Illinois, Taxable Pension,
30	5.10%, 06/01/2033	25
		85
	Higher Education (Univ., Dorms, etc.) - 0.0%
	University of Texas Fin Dept,
25	4.79%, 08/15/2046	24

	Total municipal bonds
	(cost $112)	$109

U.S. GOVERNMENT AGENCIES - 16.4%
	Federal Home Loan Mortgage Corporation - 5.5%
$200	1.63%, 04/15/2013	$204
150	2.13%, 09/21/2012	153
70	2.88%, 02/09/2015	74
160	3.50%, 04/01/2026	163
20	3.75%, 03/27/2019	21
378	4.00%, 03/01/2025 - 05/01/2041 ☼	388
849	4.50%, 10/01/2039 - 10/01/2040	879
523	5.00%, 11/01/2033 - 07/15/2038 ☼	558
110	5.13%, 10/18/2016	126
393	5.50%, 05/01/2038	426
232	6.00%, 06/01/2036	256
		3,248
	Federal National Mortgage Association - 7.8%
70	0.50%, 10/30/2012	70
70	1.00%, 09/23/2013	71
110	1.63%, 10/26/2015	110
200	2.63%, 11/20/2014	210
70	2.75%, 03/13/2014	74
209	3.50%, 05/01/2026 - 07/15/2041 ☼	209
852	4.00%, 09/01/2025 - 09/01/2040	870
100	4.38%, 09/15/2012	105
749	4.50%, 01/01/2039	777
697	5.00%, 11/01/2033 - 07/01/2035	745
552	5.50%, 06/01/2038 - 07/15/2040 ☼	597
437	6.00%, 07/01/2037	480
272	6.50%, 06/01/2039	309
20	6.63%, 11/15/2030	25
		4,652
	Government National Mortgage Association - 3.1%
230	4.00%, 12/15/2040	235
515	4.50%, 09/15/2039 - 07/15/2041 ☼	546
607	5.00%, 09/15/2039 - 02/20/2041	660
345	5.50%, 07/15/2038	380
		1,821

	Total U.S. government agencies
	(cost $9,770)	$9,721

U.S. GOVERNMENT SECURITIES - 15.8%
	Other Direct Federal Obligations - 0.8%
	Federal Farm Credit Bank - 0.0%
$20	3.88%, 10/07/2013	$21
The accompanying notes are an integral part of these financial statements.

9

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 15.8% - (continued)
	Other Direct Federal Obligations - 0.8% - (continued)
	Federal Home Loan Bank - 0.7%
$150	1.75%, 08/22/2012		$152
110	1.88%, 06/21/2013		113
70	4.75%, 12/16/2016		80
40	5.00%, 11/17/2017		46
			391
	Other Direct Federal Obligations - 0.1%
40	6.75%, 11/01/2025		51
			463
	U.S. Treasury Securities - 15.0%
	U.S. Treasury Bonds - 2.8%
875	4.25%, 11/15/2040		855
679	5.38%, 02/15/2031		796
			1,651
	U.S. Treasury Notes - 12.2%
1,435	0.63%, 06/30/2012		1,440
2,023	1.00%, 07/15/2013		2,044
970	1.25%, 08/31/2015 ‡		966
175	1.50%, 07/15/2012		177
584	1.75%, 05/31/2016		585
955	1.88%, 09/30/2017		934
990	2.38%, 08/31/2014		1,036
60	3.13%, 05/15/2021		60
			7,242
			8,893
	Total U.S. government securities
	(cost $9,411)		$9,356

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 21.8%
	Index Option Contract - 21.8%
	S&P 500 Option
61	Expiration: 06/06/2016, Exercise Price:
	$170.00 Ø		$11,422
15	Expiration: 06/06/2012, Exercise Price:
	$300.00		1,489
			12,911

	Total put options purchased
	(cost $14,811)		$12,911

	Total long-term investments
	(cost $54,582)		$52,875

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 24.0%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
2	Market Fund		$2
	Repurchase Agreements - 2.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $312,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, value of $318)
$312	0.01%, 06/30/2011		312
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $341,
	collateralized by U.S. Treasury Bill 0.02% -
	4.50%, 2011 - 2012, U.S. Treasury Bond
	4.25% - 7.13%, 2023 - 2039, U.S. Treasury
	Note 0.38% - 10.63%, 2012 - 2021, value
	of $348)
341	0.01%, 06/30/2011		341
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	07/01/2011 in the amount of $295,
	collateralized by U.S. Treasury Bond
	4.50%, 2038, U.S. Treasury Note 4.00%,
	2015, value of $301)
295	0.01%, 06/30/2011		295
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $456,
	collateralized by U.S. Treasury Bond 2.00%
	-3.63%, 2026 - 2028, value of $465)
455	0.01%, 06/30/2011		455
			1,403
	U.S. Treasury Bills - 21.6%
12,796	0.01%, 8/4/2011 □○		12,795

	Total short-term investments
	(cost $14,200)		$14,200

	Total investments
	(cost $68,782) ▲	113.2%	$67,075
	Other assets and liabilities	(13.2)%	(7,796)
	Total net assets	100.0%	$59,279

The accompanying notes are an integral part of these financial statements.

10

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.7% of total net assets at June 30, 2011.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $68,782 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$417
Unrealized Depreciation	(2,124)
Net Unrealized Depreciation	$(1,707)

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At June 30, 2011, the aggregate value of these securities was $30, which represents 0.05% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at June 30, 2011 was $280.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

□	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 E-Mini	292	Short	09/16/2011	$19,206	$18,566	$(640)

*	The number of contracts does not omit 000's.

Ø	Securities valued at $6,564 collateralized the written put options in the table below. At June 30, 2011, the maximum delivery obligation of the written put options is $55,370.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
S&P 500 Option	Index	$910.00	06/06/2016	60,846	$6,564	$7,537	$973
					$6,564	$7,537	$973

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

Hartford Portfolio Diversifier HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.2%
Banks (Financials)	0.6
Capital Goods (Industrials)	2.0
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	1.6
Energy (Energy)	2.9
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.4
Health Care Equipment & Services (Health Care)	1.0
Household & Personal Products (Consumer Staples)	0.5
Index Option Contract (Index Option Contract)	21.8
Insurance (Financials)	0.9
Materials (Materials)	0.8
Media (Consumer Discretionary)	0.8
Other Investment Pools and Funds (Financials)	0.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	1.7
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	0.8
Semiconductors & Semiconductor Equipment (Information Technology)	0.6
Software & Services (Information Technology)	2.0
Technology Hardware & Equipment (Information Technology)	1.6
Telecommunication Services (Services)	0.7
Transportation (Industrials)	0.5
Utilities (Utilities)	0.8
Total	45.1%

Percentage of Net
Industry (Sector)	Assets
Fixed Income Securities
Arts, Entertainment and Recreation (Services)	0.5%
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.2
Couriers and Messengers (Services)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.1
Finance and Insurance (Finance)	5.2
Food Manufacturing (Consumer Staples)	0.1
Food Services (Consumer Cyclical)	0.0
Foreign Governments (Foreign Governments)	1.1
General Obligations (General Obligations)	0.2
Health Care and Social Assistance (Health Care)	0.5
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.0
Information (Technology)	0.8
Mining (Basic Materials)	0.1
Miscellaneous Manufacturing (Capital Goods)	0.2
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	0.7
Pipeline Transportation (Utilities)	0.2
Primary Metal Manufacturing (Basic Materials)	0.1
Professional, Scientific and Technical Services (Services)	0.0
Public Administration (Services)	0.2
Rail Transportation (Transportation)	0.1
Retail Trade (Consumer Cyclical)	0.4
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.1
U.S. Government Agencies (U.S. Government Agencies)	16.4
U.S. Government Securities (U.S. Government Securities)	15.8
Utilities (Utilities)	0.5
Total	44.1%
Short-Term Investments	24.0%
Other Assets and Liabilities	(13.2)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

12

Hartford Portfolio Diversifier HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$472	$–	$472	$–
Common Stocks ‡	13,654	13,654	–	–
Corporate Bonds: Investment Grade	6,469	–	6,469	–
Exchange Traded Funds	183	183	–	–
Municipal Bonds	109	–	109	–
Put Options Purchased	12,911	12,911	–	–
U.S. Government Agencies	9,721	–	9,721	–
U.S. Government Securities	9,356	60	9,296	–
Short-Term Investments	14,200	2	14,198	–
Total	$67,075	$26,810	$40,265	$–
Written Options *	973	973	–	–
Total	$973	$973	$–	$–
Liabilities:
Futures *	640	640	–	–
Total	$640	$640	$–	$–

♦	For the period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

Hartford Portfolio Diversifier HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $68,782)	$67,075
Receivables:
Investment securities sold	127
Fund shares sold	47
Dividends and interest	187
Variation margin	2
Other assets	2
Total assets	67,440
Liabilities:
Bank overdraft — U.S. Dollars	—
Payables:
Investment securities purchased	1,423
Fund shares redeemed	—
Variation margin	165
Investment management fees	6
Distribution fees	2
Accrued expenses	1
Written options (proceeds $7,537)	6,564
Total liabilities	8,161
Net assets	$59,279
Summary of Net Assets:
Capital stock and paid-in-capital	$60,520
Accumulated undistributed net investment income	25
Accumulated net realized gain on investments	108
Unrealized depreciation of investments	(1,374)
Net assets	$59,279
Shares authorized	1,000,000
Par value	$0.001
Class IB: Net asset value per share	$9.79
Shares outstanding	6,052
Net assets	$59,279

The accompanying notes are an integral part of these financial statements.

14

Hartford Portfolio Diversifier HLS Fund
Statement of Operations
For the Period June 6, 2011 (commencement of operations) through June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$18
Interest	40
Total investment income, net	58

Expenses:
Investment management fees	24
Distribution fees - Class IB	10
Custodian fees	—
Accounting services fees	1
Board of Directors' fees	—
Audit fees	—
Other expenses	—
Total expenses (before waivers)	35
Expense waivers	(2)
Total waivers	(2)
Total expenses, net	33
Net investment income	25

Net Realized Gain on Investments and Other Financial Instruments:
Net realized loss on investments	(6)
Net realized gain on futures	114
Net Realized Gain on Investments and Other Financial Instruments	108

Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(1,707)
Net unrealized depreciation of futures	(640)
Net unrealized appreciation of written options	973
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(1,374)
Net Loss on Investments and Other Financial Instruments	(1,266)
Net Decrease in Net Assets Resulting from Operations	$(1,241)

The accompanying notes are an integral part of these financial statements.

15

Hartford Portfolio Diversifier HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period
June 6, 2011*
through
June 30, 2011
(Unaudited)
Operations:
Net investment income	$25
Net realized gain on investments and other financial instruments	108
Net unrealized depreciation of investments and other financial instruments	(1,374)
Net Decrease In Net Assets Resulting From Operations	(1,241)
Capital Share Transactions:
Class IB
Sold	60,520
Redeemed	—
Total capital share transactions	60,520
Net increase from capital share transactions	60,520
Net Increase In Net Assets	59,279
Net Assets:
Beginning of period	—
End of period	$59,279
Accumulated undistributed (distribution in excess of) net investment income	$25
Shares:
Class IB
Sold	6,052
Redeemed	—
Total share activity	6,052

* Commencement of operations

 The accompanying notes are an integral part of these financial statements.

16

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Portfolio Diversifier HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates. The Fund’s shares are available only to separate accounts of HLIC and its affiliates as a required investment option for variable annuity contracts whose holders have selected a guaranteed benefit rider subject to a allocation requiring investment in the Fund.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class IB shares of the Fund are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

The investment objective of the Fund is to seek to produce investment performance that mitigates against significant declines in the aggregate value of investment allocations to equity mutual funds under certain variable annuity contracts issued by HLIC and its affiliates, while also preserving the potential for modest appreciation in the Fund’s net asset value when markets are appreciating.

The Fund commenced operations on June 6, 2011.

The portfolio managers for the Fund are as follows:
Paul Bukowski, CFA; Senior Vice President and Head of Quantitative Equities; Hartford Investment Management Company James Ong, CFA; Vice President; Hartford Investment Management Company

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

17

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and

18

which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the six-month period ended June 30, 2011, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

19

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2011.

d)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans,

20

including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities or commodities. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap or security transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options

21

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of June 30, 2011. Transactions involving written options contracts during the period ended June 30, 2011, are summarized below:

Options Contract Activity During the
Period June 6, 2011 (commencement of operations) through
June 30, 2011
Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	—
Written	60,846	7,537
Expired	—	—
Closed	—	—
Exercised	—	—
End of period	60,846	7,537

*	The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$12,911	$—	$—	$12,911
Variation margin receivable *	—	—	—	2	—	—	2
Total	$—	$—	$—	$12,913	$—	$—	$12,913

Liabilities:
Variation margin payable *	$—	$—	$—	$165	$—	$—	$165
Written options, market value	—	—	—	6,564	—	—	6,564
Total	$—	$—	$—	$6,729	$—	$—	$6,729

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(640) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period June 6, 2011 through June 30, 2011.

22

The Effect of Derivative Instruments on the Statement of Operations for the period June 6, 2011 through June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$114	$—	$—	$114
Total	$—	$—	$—	$114	$—	$—	$114

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$—	$—	$(1,900)	$—	$—	$(1,900)
Net change in unrealized depreciation of futures	—	—	—	(640)	—	—	(640)
Net change in unrealized appreciation of written options	—	—	—	973	—	—	973
Total	$—	$—	$—	$(1,567)	$—	$—	$(1,567)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within

23

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $500 million	0.60%
On next $500 million	0.55%
On next $4 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

24

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of the Fund, except where allocation of certain expenses is more fairly made directly to the Fund. HL Advisors has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for the Class IB shares of the Fund at the annual rate of 0.85% of the Fund’s average daily net assets. This contractual arrangement will remain in effect until April 30, 2013, and shall renew automatically for one-year terms unless HL Advisors provides written notice of termination prior to the start date of the next term or upon  approval of the Board of Directors of the Company.

d)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of June 30, 2011, affiliates of The Hartford had ownership of shares in the Funds as follows:

Shares
Class IB	6,000

9.	Investment Transactions:

For the period June 6, 2011 (commencement of operations) through June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$46,329
Sales Proceeds Excluding U.S. Government Obligations	692
Cost of Purchases for U.S. Government Obligations	10,258
Sales Proceeds for U.S. Government Obligations	1,307

25

Hartford Portfolio Diversifier HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

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27

Hartford Portfolio Diversifier HLS Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From June 6, 2011 (commencement of operations) through June 30, 2011 (Unaudited)
IB(D)	$10.00	$–	$–	$(0.21)	$(0.21)	$–	$–	$–	$–	$(0.21)	$9.79

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	The figures do not include sales charges or other fees which may be applied at the variable annuity product level. Any such additional sales charges or other fees would lower the Fund's performance.
(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on June 6, 2011.
(E)	Not annualized.
(F)	Annualized.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers		Assets After Waivers		Average Net Assets		Rate(C)

(2.06	)%(E)	$59,279	0.89	%(F)	0.85	%(F)	0.63	%(F)	4%

29

Hartford Portfolio Diversifier HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of  Investment Banking, Chief Executive Officer and Vice Chairman.

30

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

31

Hartford Portfolio Diversifier HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

Hartford Portfolio Diversifier HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 6, 2011 (commencement of operations) through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 24/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	June 6, 2011	Beginning	Ending	June 6, 2011	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	Through	expense	1/2	full
	June 6, 2011	June 30, 2011	June 30, 2011	June 6,2011	June 30, 2011	June 30, 2011	ratio	year	year
Class IB	$1,000.00	$979.40	$0.62	$1,000.00	$1,003.07	$0.63	0.85%	24	365

33

Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on March 1, 2011, the Board of Directors (the “Board”) of Hartford Series Fund, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for Hartford Portfolio Diversifier HLS Fund (the “Fund”) with HL Investment Advisors, LLC (“HL Advisors”) and an investment sub-advisory agreement between HL Advisors and the Fund’s sub-adviser, Hartford Investment Management Company (“Sub-adviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).

In the months preceding the March 1, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board and Investment Committee received several in-person presentations by representatives of the Advisers regarding the Fund and the proposed investment strategy. During those presentations, the Advisers disclosed, among other things, the nature of the Fund’s strategy of replicating the performance of the Portfolio Diversifier Index (the “Index”), its anticipated effect on the Fund’s performance, the expected benefits to the beneficial owners of the Fund’s shares, the expected benefits to affiliates of the Advisers, and compliance considerations reviewed in connection with the Fund’s proposed strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board requested and considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HL Advisors’ and the Sub-adviser’s organizational structure, systems and personnel. The Board considered HL Advisors’ and the Sub-adviser’s reputation, and the Board’s past experience with the Sub-adviser as sub-adviser for other Hartford-sponsored funds.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors will be responsible for the management of the Fund, including overseeing fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring, and supervising the Sub-adviser. The Board also considered that HL Advisors had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. The Board noted HL Advisors has recommended Hartford Life Insurance Company (“HLIC”) provide administrative services to the Fund. The Board considered HL Advisors ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experience with HL Advisors and HLIC with respect to each of these services. The Board considered that HL Advisors or its affiliates will be responsible for providing the Fund’s officers and paying their salaries and expenses. With respect to the day-to-day portfolio management services to be provided by the Sub-adviser, the Investment Committee met with members of the proposed portfolio management team. The Board considered the Sub-Adviser’s investment philosophy and process, and its investment research capabilities and resources, performance record, and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history and received a written representation from HL Advisors that the written compliance policies and procedures of HL Advisors and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board noted that it had approved a compliance policy and procedures specific to the Fund to provide safeguards and controls designed to assure that the Fund will be operated in accordance with its stated objectives and strategies, and not in a manner intended to inappropriately benefit the Advisers’ affiliates to the detriment of the Fund and its shareholders.

34

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with the Advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Sub-adviser

The Board considered the investment performance of the Sub-adviser and its portfolio management team. The Board noted that given the Fund’s unique strategy, the Sub-adviser does not manage any comparable accounts or funds. The Board considered information provided by the Advisers about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that the Advisers have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HL Advisors’ estimated costs to provide investment management and related services to the Fund and the estimated profitability to HL Advisors and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HL Advisors’ estimated profitability, the Board considered HL Advisors’ representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to the Advisers would depend on the growth of assets under management. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the estimated costs and profitability for HL Advisors and the Sub-adviser were considered in the aggregate.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors, the investment sub-advisory fees to be paid by HL Advisors to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board considered that the proposed management fee for the Fund includes a fee to be paid to HLIC for providing certain administrative services to the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). The Board considered that HL Advisors had contractually agreed to limit the expenses for the Fund’s Class IB shares to 0.85%.

In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also below the Lipper peer group average and median. The Board noted, however, that due to the Fund’s unique investment strategy, there is currently no clear Lipper peer group for the Fund.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

35

The Hartford Portfolio Diversifier HLS Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HL Advisors’ management fee schedule. The Board considered HL Advisors’ representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable annuity products offered by The Hartford. The Board noted that HLIC and its affiliates were expected to benefit from the Fund’s strategy of seeking to replicate the performance of the Index through a reduced need to hedge their obligations under certain guaranteed benefit riders (each, a “Rider”) in their general accounts, the reduced potential risk of loss, and the potential for additional assets garnered due to the appeal to investors of the Riders combined with a particular asset allocation model. The Board also noted, on the other hand, that investors are expected to benefit from the ability to elect the Rider at a comparatively reduced guarantee price (in light of the performance profile of the Fund) and on comparatively better terms, than would be available in the absence of the Fund, while maintaining a decreased possibility of downside risk as well as decreased volatility of an investor’s overall fund allocation.

The Board reviewed information noting that HLIC, an affiliate of HL Advisors, will receive fees from HL Advisors for providing certain administrative services to the Fund, and that HLIC will also receive fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to HLIC or its affiliates for such services. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HL Advisors, will receive transfer agency compensation from the Fund.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Fund, will receive 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors will distribute shares of the Fund and will receive compensation in that connection.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-PD11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Small Company HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Small Company HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Small Company HLS Fund inception 08/09/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Small Company IA	12.96%	45.24%	5.70%	7.10%
Small Company IB	12.79%	44.84%	5.45%	6.84%
Russell 2000 Growth Index	8.59%	43.50%	5.79%	4.63%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President	Senior Vice President	Senior Vice President
Mario E. Abularach, CFA	Mammen Chally, CFA
Vice President, Equity Research Analyst	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned 12.96% for the six-month period ended June 30, 2011, outperforming its benchmark, the Russell 2000 Growth Index which returned 8.59% for the same period. The Fund also outperformed the 10.47% return of the average fund in the Lipper Small-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The six-month period ended June 30, 2011 was a volatile period. Despite political upheaval in the Middle East and the impact of Japan’s natural disaster and resulting nuclear crisis, U.S. equities posted gains in the first quarter fueled by strong earnings results. However, in the second quarter, with renewed focus on the U.S. deficit and the prospect of slowing global growth, U.S. equities were mixed.

In this environment, small-cap, mid-cap and large-cap stocks all registered positive returns over the six-month period, as measured by the Russell 2000 (+6%), S&P MidCap 400 (+9%) and S&P 500 (+6%) Indices, respectively. Nine of ten sectors within the Russell 2000 Growth Index increased during the period. Telecommunication Services (+20%), Consumer Staples (+15%), and Health Care (+11%) sectors gained the most while Utilities (-6%) was the only sector to post a negative return.

The Fund outperformed its benchmark during the period due to strong stock selection primarily in Health Care, Consumer Discretionary, and Consumer Staples. This more than offset weak selection in Financials. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, was unfavorable during the period. In particular, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Energy and an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Telecommunication Services detracted from benchmark relative performance. A modest cash position hurt relative returns in a rising equity market.

Top contributors to relative performance during the period included Green Mountain Coffee Roasters (Consumer Staples), Tempur-Pedic International (Consumer Discretionary), and Polycom (Information Technology).

Shares of Green Mountain Coffee Roasters, a specialty coffee and brewing systems company, soared as core results topped expectations and management raised guidance amid strong sales growth of the firms’ Keurig single serving products. Shares of Tempur-Pedic International, a leading global manufacturer of premium mattresses and pillows, rose as sales and profits exceeded expectations and the firm made progress in enhancing its product range and consumer marketing efforts. Shares of Polycom, a voice and video conferencing equipment and service provider, rallied after results exceeded market expectations with broad-based bookings momentum and revenue growth across major geographies and product categories. Additionally, Pharmasset (Health Care) was among the top contributors to absolute performance (i.e. total return).

Stocks that detracted the most from relative returns during the period were QuinStreet (Information Technology), Demand Media (Information Technology), and Dominos Pizza U.K. & Ireland (Consumer Discretionary). Shares of QuinStreet, an internet marketing and media firm, declined after the company forecasted weaker-than-expected revenue and growth for fiscal year 2012. Shares of online news and content provider Demand Media declined after a report that the company’s flagship website had seen its exposure on Google’s search engine fall sharply. Shares of Dominos Pizza U.K. & Ireland, the largest U.K. home delivery pizza operator, came under pressure after the company posted weaker-than-expected same store sales early in the year. Additionally Salix Pharmaceutical (Health Care) was among the top detractors from absolute performance.

What is the outlook?
While the global expansion continues, it is faced with a growing list of risks, including the crisis in Japan, political tensions in the Middle East/North Africa region, rekindled concern over sovereign debt contagion in Europe, and recent weakness in both consumer and manufacturing data globally. Despite these macroeconomic headwinds, corporate earnings remain a bright spot. We believe we are on pace for record earnings by 2012, with historically robust balance sheets that are supportive of both investment and a return of capital to shareholders. Within the context of these countervailing forces, we believe that global growth will continue although the rate of growth could slow.

3

The Fund continues to focus on stocks of companies that we see as having unique business models or special market opportunities that should allow them to deliver superior growth regardless of the pace of economic recovery. The annual Russell 2000 Growth Index re-balance in June impacted our relative weightings in certain sectors. Our bottom-up, fundamental research-driven stock-by-stock investment decisions combined with the Index rebalance led to overweights in Consumer Discretionary, Industrials, and Information Technology relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight Financials, Energy, and Materials.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Banks (Financials)	1.4
Capital Goods (Industrials)	9.8
Commercial & Professional Services (Industrials)	2.8
Consumer Durables & Apparel (Consumer Discretionary)	4.5
Consumer Services (Consumer Discretionary)	4.4
Diversified Financials (Financials)	2.1
Energy (Energy)	6.5
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	2.4
Health Care Equipment & Services (Health Care)	9.7
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	0.4
Materials (Materials)	3.7
Media (Consumer Discretionary)	0.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.5
Real Estate (Financials)	0.8
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	5.0
Software & Services (Information Technology)	13.5
Technology Hardware & Equipment (Information Technology)	6.6
Telecommunication Services (Services)	0.5
Transportation (Industrials)	4.2
Utilities (Utilities)	0.5
Short-Term Investments	2.4
Other Assets and Liabilities	(0.1)
Total	100.0%

4

Hartford Small Company HLS Fund
Schedule of Investments June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9%
	Automobiles & Components - 1.4%
174	Amerigon, Inc. ●	$3,021
66	Autometal S.A.	637
154	Dana Holding Corp. ●	2,816
115	Tenneco Automotive, Inc. ●	5,055
74	Tesla Motors, Inc. ●	2,157
304	Thor Industries, Inc.	8,753
		22,439
	Banks - 1.4%
264	Boston Private Financial Holdings, Inc.	1,740
66	Columbia Banking Systems, Inc.	1,133
99	First Midwest Bancorp, Inc.	1,215
231	Flushing Financial Corp.	3,003
68	Hudson Valley Holding Corp.	1,321
118	MGIC Investment Corp. ●	701
130	Northwest Bancshares, Inc.	1,635
156	Signature Bank ●	8,900
41	Southside Bancshares, Inc.	807
43	Wintrust Financial Corp.	1,381
		21,836
	Capital Goods - 9.8%
85	A.O. Smith Corp.	3,585
56	Aaon, Inc.	1,219
53	Acuity Brands, Inc.	2,965
214	Aecom Technology Corp. ●	5,854
24	AGCO Corp. ●	1,180
161	Altra Holdings, Inc. ●	3,867
125	Applied Industrial Technologies, Inc.	4,437
53	AZZ, Inc.	2,428
219	Beacon Roofing Supply, Inc. ●	5,000
37	Carlisle Cos., Inc.	1,818
118	Ceradyne, Inc. ●	4,597
101	Chart Industries, Inc. ●	5,467
423	Commercial Vehicles Group, Inc. ●	6,004
35	Crane Co.	1,747
404	DigitalGlobe, Inc. ●	10,269
51	EMCOR Group, Inc. ●	1,505
58	Esterline Technologies Corp. ●	4,446
60	Franklin Electric Co., Inc.	2,826
192	GrafTech International Ltd. ●	3,890
49	Harsco Corp.	1,597
148	Kratos Defense & Security ●	1,801
45	Lennox International, Inc.	1,942
23	Lindsay Corp.	1,586
692	Meritor, Inc. ●	11,105
66	Michael Baker Corp. ●	1,396
223	Moog, Inc. Class A ●	9,701
128	Nordson Corp.	7,002
315	RSC Holdings, Inc. ●	3,770
46	SauerDanfoss, Inc. ●	2,296
47	Sun Hydraulics Corp.	2,238
49	TAL International Group, Inc.	1,682
65	Teledyne Technologies, Inc. ●	3,255
52	Textainer Group Holdings Ltd.	1,611
45	TransDigm Group, Inc. ●	4,085
97	Trex Co., Inc. ●	2,375
146	Trimas Corp. ●	3,618
603	United Rentals, Inc. ●	15,306
158	Wabash National Corp. ●	1,480
41	Woodward, Inc.	1,438
		152,388
	Commercial & Professional Services - 2.8%
11	Advisory Board Co. ●	650
319	APAC TeleServices, Inc. ●	1,701
22	Consolidated Graphics, Inc. ●	1,187
484	Corrections Corp. of America ●	10,482
82	Deluxe Corp.	2,029
409	Geo Group, Inc. ●	9,408
2	Interface, Inc.	42
89	Knoll, Inc.	1,793
531	Sykes Enterprises, Inc. ●	11,440
35	Towers Watson & Co.	2,288
58	TrueBlue, Inc. ●	843
48	United Stationers, Inc.	1,709
		43,572
	Consumer Durables & Apparel - 4.4%
436	Brunswick Corp.	8,896
50	Carter's, Inc. ●	1,530
111	Columbia Sportswear Co.	7,030
402	Eastman Kodak Co. ●	1,438
447	Hanesbrands, Inc. ●	12,772
105	Iconix Brand Group, Inc. ●	2,534
56	Maidenform Brands, Inc. ●	1,536
68	Polaris Industries, Inc.	7,524
120	Skechers USA, Inc. Class A ●	1,730
231	Steven Madden Ltd. ●	8,665
124	Tempur-Pedic International, Inc. ●	8,402
125	Warnaco Group, Inc. ●	6,519
		68,576
	Consumer Services - 4.4%
46	Bally Technologies, Inc. ●	1,855
464	Cheesecake Factory, Inc. ●	14,570
1,278	Domino's Pizza UK & IRL plc	8,276
619	Estacio Participacoes S.A.	7,968
49	Gaylord Entertainment Co. ●	1,470
124	Grand Canyon Education, Inc. ●	1,751
126	K12, Inc. ●	4,182
97	Lincoln Educational Services Corp.	1,669
86	P.F. Chang's China Bistro, Inc.	3,454
89	Regis Corp.	1,367
36	Steiner Leisure Ltd. ●	1,622
13	Strayer Education, Inc.	1,618
234	Texas Roadhouse, Inc.	4,109
178	Weight Watchers International, Inc.	13,448
127	Whistler Blackcomb Holdings, Inc.	1,526
		68,885
	Diversified Financials - 2.1%
199	BGC Partners, Inc.	1,539
123	Compass Diversified Holdings	2,027
393	Cowen Group, Inc. Class A ●	1,478
253	Dollar Financial Corp. ●	5,467
186	Evercore Partners, Inc.	6,181
136	Fifth Street Finance Corp.	1,574
279	Gain Capital Holdings, Inc. ●	1,900
64	Green Dot Corp. ●	2,180
411	Justice Holdings Ltd. ●	6,460
124	Knight Capital Group, Inc. ●	1,368
168	Netspend Holdings, Inc. ●	1,677
The accompanying notes are an integral part of these financial statements.

5

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Diversified Financials - 2.1% - (continued)
219	Uranium Participation Corp. ●	$1,446
		33,297
	Energy - 6.5%
67	Approach Resources, Inc. ●	1,508
114	Berry Petroleum Co.	6,051
401	BPZ Resources, Inc. ●	1,315
154	C&J Energy Services, Inc. ⌂●†	2,387
23	Clayton Williams Energy, Inc. ●	1,381
104	Complete Production Services, Inc. ●	3,479
138	CVR Energy, Inc. ●	3,388
336	Gulfmark Offshore, Inc. ●	14,844
158	Hornbeck Offshore Services, Inc. ●	4,334
711	ION Geophysical Corp. ●	6,730
474	James River Coal Co. ●	9,872
222	Karoon Gas Australia Ltd. ●	1,253
604	Kodiak Oil & Gas Corp. ●	3,487
75	Northern Oil and Gas, Inc. ●	1,650
3,196	Oilsands Quest, Inc. ●	1,023
150	Petroleum Development Corp. ●	4,491
366	Rosetta Resources, Inc. ●	18,886
39	Swift Energy Co. ●	1,461
176	Tidewater, Inc.	9,481
280	Vaalco Energy, Inc. ●	1,685
802	Vantage Drilling Co. ●	1,460
		100,166
	Food & Staples Retailing - 0.4%
145	Fresh Market, Inc. ●	5,617

	Food, Beverage & Tobacco - 2.4%
12	Boston Beer Co., Inc. Class A ●	1,047
109	Cosan S.A. Industria E Comercio	1,710
335	Darling International, Inc. ●	5,935
39	Diamond Foods, Inc.	2,962
186	GrainCorp Ltd.	1,658
258	Green Mountain Coffee Roasters, Inc. ●	23,021
142	Viterra, Inc.	1,544
		37,877
	Health Care Equipment & Services - 9.7%
333	Abiomed, Inc. ●	5,387
407	Allscripts Healthcare Solutions, Inc. ●	7,895
60	AmSurg Corp. ●	1,565
184	Angiodynamics, Inc. ●	2,612
193	Catalyst Health Solutions ●	10,747
54	Corvel Corp. ●	2,533
89	Cyberonics, Inc. ●	2,478
236	Dexcom, Inc. ●	3,415
49	Ensign Group, Inc.	1,492
154	Gen-Probe, Inc. ●	10,617
57	Greatbatch, Inc. ●	1,539
61	Hanger Orthopedic Group, Inc. ●	1,488
81	HealthSouth Corp. ●	2,127
150	Healthspring, Inc. ●	6,898
122	Heartware International, Inc. ●	9,040
38	ICU Medical, Inc. ●	1,648
229	Insulet Corp. ●	5,069
53	LHC Group, Inc. ●	1,231
104	Masimo Corp.	3,072
22	MEDNAX, Inc. ●	1,581
273	NuVasive, Inc. ●	8,985
91	Orthofix International N.V. ●	3,853
140	Owens & Minor, Inc.	4,832
188	SXC Health Solutions Corp. ●	11,105
90	U.S. Physical Therapy, Inc.	2,221
342	Volcano Corp. ●	11,038
239	Wellcare Health Plans, Inc. ●	12,310
241	Zoll Medical Corp. ●	13,656
		150,434
	Household & Personal Products - 0.5%
159	China-Biotics, Inc. ⌂●†	274
185	Nu Skin Enterprises, Inc. Class A	6,958
		7,232
	Insurance - 0.4%
36	Allied World Assurance Holdings Ltd.	2,090
114	Amerisafe, Inc. ●	2,588
39	Platinum Underwriters Holdings Ltd.	1,310
		5,988
	Materials - 3.7%
41	Allied Nevada Gold Corp. ●	1,436
32	AptarGroup, Inc.	1,654
2,745	Aurcana Corp. ●	1,707
217	Detour Gold Corp. ●	6,283
108	Georgia Gulf Corp. ●	2,595
446	Graphic Packaging Holding Co. ●	2,427
89	Kraton Performance Polymers ●	3,485
316	Methanex Corp. ADR	9,901
33	Molycorp, Inc. ●	2,039
170	New Gold, Inc. ●	1,753
137	Olin Corp.	3,105
50	Rock Tenn Co. Class A	3,319
794	Romarco Minerals, Inc. ●	1,349
204	Silgan Holdings, Inc.	8,346
138	Stillwater Mining Co. ●	3,044
46	TPC Group, Inc. ●	1,812
42	Universal Stainless & Alloy Products ●	1,941
110	Winpak Ltd.	1,379
		57,575
	Media - 0.6%
450	Cinemark Holdings, Inc.	9,322

	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
330	Alkermes, Inc. ●	6,142
150	Ardea Biosciences, Inc. ●	3,819
898	Arena Pharmaceuticals, Inc. ●	1,221
240	Bruker Corp. ●	4,881
303	Cadence Pharmaceuticals, Inc. ●	2,785
177	Cubist Pharmaceuticals, Inc. ●	6,368
659	Exelixis, Inc. ●	5,904
464	Immunogen, Inc. ●	5,651
544	Incyte Corp. ●	10,311
643	Ironwood Pharmaceuticals, Inc. ●	10,112
346	Medicines Co. ●	5,706
68	Momenta Pharmaceuticals, Inc. ●	1,323
276	NPS Pharmaceuticals, Inc. ●	2,605
309	Onyx Pharmaceuticals, Inc. ●	10,917
423	PAREXEL International Corp. ●	9,967
455	Pharmaceutical Product Development, Inc.	12,204
41	Pharmasset, Inc. ●	4,601
76	Regeneron Pharmaceuticals, Inc. ●	4,303

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.5% - (continued)
494	Rigel Pharmaceuticals, Inc. ●	$4,527
351	Salix Pharmaceuticals Ltd. ●	14,000
685	Seattle Genetics, Inc. ●	14,062
326	WuXi PharmaTech Cayman, Inc. ●	5,718
		147,127
	Real Estate - 0.8%
198	Anworth Mortgage Asset Corp.	1,489
106	Capstead Mortgage Corp.	1,414
106	Colonial Properties Trust	2,158
51	Hatteras Financial Corp.	1,431
136	Medical Properties Trust, Inc.	1,565
296	MFA Mortgage Investments, Inc.	2,377
139	Summit Hotel Properties, Inc.	1,572
38	Whitestone REIT	489
		12,495
	Retailing - 5.8%
358	Brown (N) Group plc	1,512
65	Cato Corp.	1,858
105	Children's Place Retail Stores, Inc. ●	4,694
92	Core-Mark Holding Co., Inc. ●	3,285
1,402	Debenhams plc	1,552
71	DSW, Inc. ●	3,608
584	Express, Inc.	12,726
349	GNC Holdings, Inc. ●	7,614
41	Guess?, Inc.	1,720
209	Hot Topic, Inc.	1,551
69	Joseph A. Bank Clothiers, Inc. ●	3,462
34	LKQ Corp. ●	889
342	Lumber Liquidators Holdings, Inc. ●	8,697
154	PetMed Express, Inc.	1,825
105	rue21, Inc. ●	3,405
275	Shutterfly, Inc. ●	15,795
253	Ulta Salon, Cosmetics & Fragrances, Inc. ●	16,347
		90,540
	Semiconductors & Semiconductor Equipment - 5.0%
805	Applied Micro Circuits Corp. ●	7,131
35	Cabot Microelectronics Corp. ●	1,604
192	Cavium, Inc. ●	8,348
182	Cymer, Inc. ●	9,010
357	GT Solar International, Inc. ●	5,787
263	Integrated Device Technology, Inc. ●	2,070
389	Mindspeed Technologies, Inc. ●	3,114
167	MIPS Technologies, Inc. Class A ●	1,153
124	Nanometrics, Inc. ●	2,357
239	Netlogic Microsystems, Inc. ●	9,658
64	OmniVision Technologies, Inc. ●	2,238
160	ON Semiconductor Corp. ●	1,674
204	PMC - Sierra, Inc. ●	1,541
264	Silicon Image, Inc. ●	1,707
475	Skyworks Solutions, Inc. ●	10,906
50	Tessera Technologies, Inc. ●	855
530	TriQuint Semiconductor, Inc. ●	5,405
79	Ultratech Stepper, Inc. ●	2,395
		76,953
	Software & Services - 13.5%
315	Ancestry.com, Inc. ●	13,058
18	Ariba, Inc. ●	620
248	Broadsoft, Inc. ●	9,451
1,448	Cadence Design Systems, Inc. ●	15,290
306	Commvault Systems, Inc. ●	13,623
182	Concur Technologies, Inc. ●	9,097
101	Constant Contact, Inc. ●	2,561
113	CSG Systems International, Inc. ●	2,082
445	Demand Media, Inc. ●	6,036
514	Dice Holdings, Inc. ●	6,945
193	Fortinet, Inc. ●	5,278
183	j2 Global Communications, Inc. ●	5,175
133	JDA Software Group, Inc. ●	4,103
158	Kit Digital, Inc. ●	1,889
484	LivePerson, Inc. ●	6,843
516	Magma Design Automation, Inc. ●	4,126
18	Mercadolibre, Inc.	1,452
76	Nuance Communications, Inc. ●	1,625
91	Opnet Technologies, Inc.	3,733
293	Parametric Technology Corp. ●	6,715
51	Progress Software Corp. ●	1,234
158	QLIK Technologies, Inc. ●	5,388
121	Quest Software, Inc. ●	2,740
162	Quinstreet, Inc. ●	2,099
258	RealPage, Inc. ●	6,842
91	RightNow Technologies, Inc. ●	2,952
1,143	Sapient Corp. ●	17,185
211	Solarwinds, Inc. ●	5,518
100	Solera Holdings, Inc.	5,909
70	Sourcefire, Inc. ●	2,077
137	SuccessFactors, Inc. ●	4,040
143	Syntel, Inc.	8,441
157	Tibco Software, Inc. ●	4,560
549	Velti plc ●	9,279
92	VeriFone Systems, Inc. ●	4,100
109	Wright Express Corp. ●	5,660
145	XO Group, Inc. ●	1,446
		209,172
	Technology Hardware & Equipment - 6.6%
144	Acme Packet, Inc. ●	10,132
146	ADTRAN, Inc.	5,653
140	Arris Group, Inc. ●	1,628
478	Aruba Networks, Inc. ●	14,134
216	Brocade Communications Systems, Inc. ●	1,397
95	Coherent, Inc. ●	5,252
124	Comverse Technology, Inc. ●	961
130	Emulex Corp. ●	1,114
83	Fabrinet ●	2,006
178	Finisar Corp. ●	3,213
81	Interdigital, Inc.	3,327
926	Jabil Circuit, Inc.	18,697
417	Mitel Networks Corp. ●	1,827
44	Netgear, Inc. ●	1,941
165	Oplink Communications, Inc. ●	3,076
57	Park Electrochemical Corp.	1,593
87	Plantronics, Inc.	3,176
193	Polycom, Inc. ●	12,390
62	Riverbed Technology, Inc. ●	2,466
106	Super Micro Computer, Inc. ●	1,698
171	Universal Display Corp. ●	6,017
		101,698
	Telecommunication Services - 0.5%
30	AboveNet, Inc.	2,122

The accompanying notes are an integral part of these financial statements.

7

Hartford Small Company HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.9% - (continued)
	Telecommunication Services - 0.5% - (continued)
346	Leap Wireless International, Inc. ●		$5,614
			7,736
	Transportation - 4.2%
209	Con-way, Inc.		8,124
197	Copa Holdings S.A. Class A		13,154
214	J.B. Hunt Transport Services, Inc.		10,057
26	Kirby Corp. ●		1,462
394	Localiza Rent a Car S.A.		7,001
66	Marten Transport Ltd.		1,417
327	Old Dominion Freight Line, Inc. ●		12,199
485	Werner Enterprises, Inc.		12,139
2	Zipcar, Inc. ●		37
			65,590
	Utilities - 0.5%
65	Portland General Electric Co.		1,648
122	UniSource Energy Corp.		4,566
57	Westar Energy, Inc.		1,531
			7,745
	Total common stocks
	(cost $1,237,473)		$1,504,260

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
15	Callaway Golf Co., 7.50% ۞		$1,591

	Total preferred stocks
	(cost $1,699)		$1,591

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools and Funds - 0.7%
119	iShares Russell 2000 Growth Index Fund		$11,287

	Total exchange traded funds
	(cost $9,882)		$11,287

	Total long-term investments
	(cost $1,249,054)		$1,517,138

SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 2.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $3,653,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $3,726)
$3,653	0.05%, 06/30/2011		$3,653
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $2,749,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $2,804)
2,749	0.05%, 06/30/2011		2,749
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $26,589,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $27,121)
26,589	0.05%, 06/30/2011		26,589
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $53, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $54)
53	0.01%, 06/30/2011		53
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $4,058,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 4.50% - 6.00%, 2035 - 2041, value
	of $4,140)
4,058	0.06%, 06/30/2011		4,058
			37,102
	Total short-term investments
	(cost $37,102)		$37,102

	Total investments
	(cost $1,286,156) ▲	100.1%	$1,554,240
	Other assets and liabilities	(0.1)%	(1,255)
	Total net assets	100.0%	$1,552,985

The accompanying notes are an integral part of these financial statements.

8

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.4% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,292,689 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$302,539
Unrealized Depreciation	(40,988)
Net Unrealized Appreciation	$261,551

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $2,661, which represents 0.17% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2010	154	C&J Energy Services, Inc. - 144A	$1,540
07/2010 - 04/2011	159	China-Biotics, Inc.	1,564

The aggregate value of these securities at June 30, 2011, was $2,661, which represents 0.17% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Canadian Dollar	Banc of America Securities	Sell	$18	$18	07/08/2011	$–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

Hartford Small Company HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,504,260	$1,488,860	$12,739	$2,661
Exchange Traded Funds	11,287	11,287	–	–
Preferred Stocks	1,591	1,591	–	–
Short-Term Investments	37,102	–	37,102	–
Total	$1,554,240	$1,501,738	$49,841	$2,661
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance
	December	Gain	Appreciation		Net			Into	Out of	as of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Common Stocks	$1,690	$44	$(878	)†	$—	$810	$(937)	$1,932	$—	$2,661
Total	$1,690	$44	$(878)		$—	$810	$(937)	$1,932	$—	$2,661

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $(878).

The accompanying notes are an integral part of these financial statements.

10

Hartford Small Company HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,286,156)	$1,554,240
Cash	2
Foreign currency on deposit with custodian (cost $38)	38
Receivables:
Investment securities sold	24,789
Fund shares sold	1,178
Dividends and interest	488
Total assets	1,580,735
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	22,282
Fund shares redeemed	5,230
Investment management fees	168
Distribution fees	9
Accrued expenses	61
Total liabilities	27,750
Net assets	$1,552,985
Summary of Net Assets:
Capital stock and paid-in-capital	$1,321,442
Accumulated distributions in excess of net investment loss	(2,114)
Accumulated net realized loss on investments and foreign currency transactions	(34,430)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	268,087
Net assets	$1,552,985
Shares authorized	1,500,000
Par value	$0.001
Class IA: Net asset value per share	$19.95
Shares outstanding	66,475
Net assets	$1,326,254
Class IB: Net asset value per share	$19.38
Shares outstanding	11,698
Net assets	$226,731

The accompanying notes are an integral part of these financial statements.

11

Hartford Small Company HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,992
Interest	20
Less: Foreign tax withheld	(54)
Total investment income, net	3,958

Expenses:
Investment management fees	5,031
Transfer agent fees	3
Distribution fees - Class IB	284
Custodian fees	15
Accounting services fees	90
Board of Directors' fees	13
Audit fees	11
Other expenses	98
Total expenses (before fees paid indirectly)	5,545
Commission recapture	(25)
Total fees paid indirectly	(25)
Total expenses, net	5,520
Net investment loss	(1,562)

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	176,761
Net realized loss on foreign currency contracts	(135)
Net realized gain on other foreign currency transactions	40
Net Realized Gain on Investments and Foreign Currency Transactions	176,666

Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,106
Net unrealized appreciation of foreign currency contracts	54
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	3,162
Net Gain on Investments and Foreign Currency Transactions	179,828
Net Increase in Net Assets Resulting from Operations	$178,266

The accompanying notes are an integral part of these financial statements.

12

Hartford Small Company HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment loss	$(1,562)	$(1,521)
Net realized gain on investments and foreign currency transactions	176,666	197,288
Net unrealized appreciation of investments and foreign currency transactions	3,162	82,021
Net Increase In Net Assets Resulting From Operations	178,266	277,788
Capital Share Transactions:
Class IA
Sold	148,881	139,355
Redeemed	(153,865)	(221,319)
Total capital share transactions	(4,984)	(81,964)
Class IB
Sold	31,432	33,442
Redeemed	(44,055)	(71,448)
Total capital share transactions	(12,623)	(38,006)
Net decrease from capital share transactions	(17,607)	(119,970)
Net Increase In Net Assets	160,659	157,818
Net Assets:
Beginning of period	1,392,326	1,234,508
End of period	$1,552,985	$1,392,326
Accumulated undistributed (distribution in excess of) net investment income	$(2,114)	$(552)
Shares:
Class IA
Sold	7,683	9,164
Redeemed	(8,018)	(14,470)
Total share activity	(335)	(5,306)
Class IB
Sold	1,681	2,221
Redeemed	(2,337)	(4,882)
Total share activity	(656)	(2,661)

The accompanying notes are an integral part of these financial statements.

13

Hartford Small Company HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Small Company HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities,

14

in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

15

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

16

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to

17

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

Risk Exposure Category
Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(135)	$—	$—	$—	$—	$(135)
Total	$—	$(135)	$—	$—	$—	$—	$(135)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$54	$—	$—	$—	$—	$54
Total	$—	$54	$—	$—	$—	$—	$54

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

18

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$—	$117

19

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital and Other Losses*	$(205,169)
Unrealized Appreciation†	258,446
Total Accumulated Earnings	$53,277

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,464
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	970
Capital Stock and Paid-in-Capital	(2,434)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$205,067
Total	$205,067

As of December 31, 2010, the Fund utilized $182,845 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Ordinary Income	$102

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

21

Hartford Small Company HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.70%
Class IB	0.95

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$1,017

On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

22

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	0.08%	0.09%
Total Return Excluding Payment from Affiliate	29.18	28.90

	For the Year Ended December 31, 2007
	Class IA	Class IB
Impact from Payment from Affiliate for Trading Reimbursements	0.16%	0.16%
Impact from Payment from Affiliate for Incorrect IPO Allocations	0.03	0.03
Total Return Excluding Payments from Affiliates	14.01	13.73

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.14%	0.14%
Total Return Excluding Payment from Affiliate	14.29	14.00

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$725,901
Sales Proceeds Excluding U.S. Government Obligations	751,857

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

Hartford Small Company HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$17.66	$(0.02)	$–	$2.31	$2.29	$–	$–	$–	$–	$2.29	$19.95
IB	17.18	(0.04)	–	2.24	2.20	–	–	–	–	2.20	19.38

For the Year Ended December 31, 2010
IA	14.23	(0.01)	–	3.44	3.43	–	–	–	–	3.43	17.66
IB	13.88	(0.06)	–	3.36	3.30	–	–	–	–	3.30	17.18

For the Year Ended December 31, 2009
IA	11.01	(0.01)	0.01	3.22	3.22	–	–	–	–	3.22	14.23
IB	10.76	(0.04)	0.01	3.15	3.12	–	–	–	–	3.12	13.88

For the Year Ended December 31, 2008
IA	18.62	0.02	–	(7.56)	(7.54)	(0.02)	(0.05)	–	(0.07)	(7.61)	11.01
IB	18.20	(0.01)	–	(7.38)	(7.39)	–	(0.05)	–	(0.05)	(7.44)	10.76

For the Year Ended December 31, 2007(H)
IA	19.07	–	0.04	2.57	2.61	(0.05)	(3.01)	–	(3.06)	(0.45)	18.62
IB	18.71	(0.05)	0.04	2.51	2.50	–	(3.01)	–	(3.01)	(0.51)	18.20

For the Year Ended December 31, 2006
IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	–	(3.41)	(0.59)	19.07
IB	19.38	–	0.02	2.70	2.72	(0.02)	(3.37)	–	(3.39)	(0.67)	18.71
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.
(H)	Per share amounts have been calculated using the average shares method.
(I)
During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

24

			Ratio of Expenses to Average		Ratio of Expenses to Average		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Net Assets Before Waivers(C)		Net Assets After Waivers(C)		Average Net Assets		Rate(D)

12.96	%(E)	$1,326,254	0.70	%(F)	0.70	%(F)	(0.17	)%(F)	49%
12.79	(E)	226,731	0.95	(F)	0.95	(F)	(0.42	) (F)	–

24.13		1,180,045	0.73		0.73		(0.08)		171
23.83		212,281	0.98		0.98		(0.33)		–

29.29	(G)	1,026,150	0.75		0.75		(0.07)		184
29.01	(G)	208,358	1.00		1.00		(0.32)		–

(40.60)		793,078	0.71		0.71		0.16		194
(40.73)		179,411	0.96		0.96		(0.09)		–

14.23	(G)	1,292,444	0.70		0.70		(0.02)		167	(I)
13.94	(G)	312,775	0.95		0.95		(0.27)		–

14.43	(G)	1,138,830	0.73		0.73		0.21		177
14.14	(G)	304,757	0.98		0.98		(0.03)		–

25

Hartford Small Company HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

26

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

27

Hartford Small Company HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Hartford Small Company HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,129.55	$3.70	$1,000.00	$1,021.32	$3.51	0.70%	181	365
Class IB	$1,000.00	$1,127.93	$5.01	$1,000.00	$1,020.08	$4.76	0.95%	181	365

29

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-SC11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Stock HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Stock HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Stock HLS Fund inception 08/31/1977
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Stock IA	4.26%	30.91%	2.99%	2.00%
Stock IB	4.13%	30.58%	2.74%	1.75%
S&P 500 Index	6.01%	30.68%	2.94%	2.72%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned 4.26% for the six-month period ended June 30, 2011, underperforming its benchmark, the S&P 500 Index, which returned 6.01% for the same period. The Fund underperformed the 4.93% return of the average fund in the Lipper Large-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in North Africa and the Middle East and the devastating earthquake and nuclear crisis in Japan. Equities were pushed higher by investors’ enthusiasm for additional government debt purchases by the U.S. Federal Reserve, the extension of tax cuts in the U.S., and strong earnings growth. Fears of a global economic slowdown due to sovereign debt troubles in Europe, Japanese supply disruptions, and the end of the Federal Reserve’s quantitative easing program were not enough to offset optimism about the global economy, strong corporate earnings, and a continued accommodative Fed policy.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+6%), mid-caps (+9%), and small-caps (+6%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the six-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Health Care (+14%) and Energy (+11%), while Financials (-3%) was the only sector to produce negative absolute returns (i.e. total return).

The Fund’s underperformance versus the benchmark was driven by weak security selection in Consumer Discretionary, Industrials, and Energy, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to the Financials sector. This was partially offset by stronger selection in Materials, as well as an overweight exposure to Health Care. Note that sector positioning is a result of bottom-up (i.e. stock by stock fundamental research) security selection.

Stocks that detracted the most from both benchmark-relative (i.e. performance of the Fund as measure against the benchmark) and absolute returns during the period were Cisco Systems (Information Technology), Hewlett-Packard (Information Technology) and Google (Information Technology). Shares of Cisco Systems fell as the networking equipment provider disappointed investors with its margin guidance, stoking concerns that the company is being forced to cut prices to protect share. Shortfalls in consumer and set-top-box divisions also raised concerns regarding management distraction with non-core businesses. Global technology company Hewlett-Packard, a leader in printing and PCs, saw its stock sell off as its new CEO was forced to restructure numerous acquisitions of his predecessors and concerns mounted that the printing franchise is vulnerable to tablet computers. Shares of software company Google fell as headline news surrounding antitrust and patent-related lawsuits from their major competitors weighed on the stock price.

Top contributors to relative performance during the period were UCB (Health Care), Vertex Pharmaceuticals (Health Care), and UnitedHealth Group (Health Care). UCB, a Swiss pharmaceutical company, saw its shares rise as two potential blockbuster drugs, Cimzia, for arthritis, and Vimpat for epilepsy, proved successful in the marketplace. Earnings growth is also expected to accelerate in 2012 as Keppra generic erosion stabilizes in the U.S. Shares of Vertex Pharmaceuticals, a development stage pharmaceutical company, surged higher after the company reported success in a Phase 3 study of a cystic fibrosis treatment, opening the way for the company to apply for regulatory approval later this year. UnitedHealth Group, a health care benefits and services provider, saw its shares rise after the company reported strong first quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members. Investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Pfizer (Health Care) and Exxon Mobil (Energy) also contributed positively to the Fund’s returns on an absolute basis.

What is the outlook?

We see a recovering economy with solid corporate profit growth (and companies with a lot of cash on their balance sheets) slated to bring accelerating capital spending in 2011. Improving business confidence, an easier credit environment, the recently legislated 100% depreciation allowance for capital goods purchases in 2012, and a likelihood of significant pent up demand should result in a positive story.

3

We continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in the largest overweight exposures in Health Care, Information Technology, and Financials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights (i.e. the Fund’s sector position was less than the benchmark position) relative to the S&P 500 Index were in Consumer Staples, Utilities, and Telecommunication Services.

Diversification by Industry
as of June 30, 2011
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.8%
Banks (Financials)	5.4
Capital Goods (Industrials)	7.4
Consumer Durables & Apparel (Consumer Discretionary)	0.3
Consumer Services (Consumer Discretionary)	0.8
Diversified Financials (Financials)	9.9
Energy (Energy)	11.0
Food & Staples Retailing (Consumer Staples)	1.5
Food, Beverage & Tobacco (Consumer Staples)	4.6
Health Care Equipment & Services (Health Care)	3.2
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	2.4
Materials (Materials)	3.8
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	12.1
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment
(Information Technology)	1.8
Software & Services (Information Technology)	10.4
Technology Hardware & Equipment (Information Technology)	9.1
Telecommunication Services (Services)	1.0
Transportation (Industrials)	3.1
Utilities (Utilities)	0.9
Other Assets and Liabilities	0.2
Total	100.0%

4

Hartford Stock HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.8%
	Automobiles & Components - 2.8%
1,404	Ford Motor Co. ●	$19,367
662	Harley-Davidson, Inc.	27,102
315	Johnson Controls, Inc.	13,114
		59,583
	Banks - 5.4%
826	BB&T Corp.	22,173
4,103	Mitsubishi UFJ Financial Group, Inc.	19,993
1,033	US Bancorp	26,339
1,677	Wells Fargo & Co.	47,062
		115,567
	Capital Goods - 7.4%
320	3M Co.	30,343
286	Boeing Co.	21,151
410	Ingersoll-Rand plc	18,609
131	Masco Corp.	1,575
653	PACCAR, Inc.	33,382
231	Rockwell Collins, Inc.	14,250
219	Stanley Black & Decker, Inc.	15,772
920	Textron, Inc.	21,718
		156,800
	Consumer Durables & Apparel - 0.3%
426	Newell Rubbermaid, Inc.	6,722

	Consumer Services - 0.8%
288	DeVry, Inc.	17,006

	Diversified Financials - 9.9%
4,158	Bank of America Corp.	45,572
70	BlackRock, Inc.	13,388
154	Goldman Sachs Group, Inc.	20,429
822	Invesco Ltd.	19,232
1,313	JP Morgan Chase & Co.	53,746
525	SEI Investments Co.	11,813
335	T. Rowe Price Group, Inc.	20,208
1,485	UBS AG ADR ●	27,122
		211,510
	Energy - 11.0%
335	Anadarko Petroleum Corp.	25,684
701	Chesapeake Energy Corp.	20,810
986	Exxon Mobil Corp.	80,208
727	OAO Gazprom Class S ADR	10,606
263	Occidental Petroleum Corp.	27,404
322	Petroleo Brasileiro S.A. ADR	10,893
1,146	Petroleum Geo-Services ●	16,366
726	Statoilhydro ASA ADR	18,469
349	Suncor Energy, Inc.	13,642
218	Ultra Petroleum Corp. ●	9,961
		234,043
	Food & Staples Retailing - 1.5%
520	CVS/Caremark Corp.	19,542
407	Sysco Corp.	12,693
		32,235
	Food, Beverage & Tobacco - 4.6%
656	General Mills, Inc.	24,398
739	Kraft Foods, Inc.	26,038
663	PepsiCo, Inc.	46,695
		97,131
	Health Care Equipment & Services - 3.2%
401	HCA Holdings, Inc. ●	13,233
728	Medtronic, Inc.	28,035
301	UnitedHealth Group, Inc.	15,520
192	Zimmer Holdings, Inc. ●	12,122
		68,910
	Household & Personal Products - 1.0%
321	Procter & Gamble Co.	20,419

	Insurance - 2.4%
3,385	Ageas	9,168
992	Genworth Financial, Inc. ●	10,193
579	Marsh & McLennan Cos., Inc.	18,056
511	Unum Group	13,028
		50,445
	Materials - 3.8%
168	Airgas, Inc.	11,767
87	CF Industries Holdings, Inc.	12,311
302	Dow Chemical Co.	10,875
376	Monsanto Co.	27,260
278	Nucor Corp.	11,476
122	Potash Corp. of Saskatchewan, Inc.	6,930
		80,619
	Media - 2.5%
957	Comcast Corp. Class A	24,248
735	Walt Disney Co.	28,698
		52,946
	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
334	Agilent Technologies, Inc. ●	17,086
580	Amgen, Inc. ●	33,843
500	Celgene Corp. ●	30,136
1,102	Daiichi Sankyo Co., Ltd.	21,530
163	Life Technologies Corp. ●	8,482
1,300	Merck & Co., Inc.	45,881
2,019	Pfizer, Inc.	41,581
68	Roche Holding AG	11,430
949	Shionogi & Co., Ltd.	15,547
564	UCB S.A.	25,365
149	Vertex Pharmaceuticals, Inc. ●	7,740
		258,621
	Retailing - 4.8%
10,986	Buck Holdings L.P. ⌂●†	27,186
374	Kohl's Corp.	18,694
1,607	Lowe's Co., Inc.	37,463
392	Nordstrom, Inc.	18,377
		101,720
	Semiconductors & Semiconductor Equipment - 1.8%
153	Cree, Inc. ●	5,140
759	Maxim Integrated Products, Inc.	19,405
368	Xilinx, Inc.	13,436
		37,981
	Software & Services - 10.4%
454	Accenture plc	27,455
571	Automatic Data Processing, Inc.	30,086
323	Check Point Software Technologies Ltd. ADR ●	18,334
618	eBay, Inc. ●	19,946
117	Google, Inc. ●	59,198
360	Lender Processing Services	7,532
797	Microsoft Corp.	20,719

The accompanying notes are an integral part of these financial statements.

5

Hartford Stock HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.8% - (continued)
	Software & Services - 10.4% - (continued)
1,945	Western Union Co.		$38,954
			222,224
	Technology Hardware & Equipment - 9.1%
147	Apple, Inc. ●		49,176
2,568	Cisco Systems, Inc.		40,083
1,020	EMC Corp. ●		28,087
1,138	Hewlett-Packard Co.		41,420
622	Qualcomm, Inc.		35,323
			194,089
	Telecommunication Services - 1.0%
819	Vodafone Group plc ADR		21,884

	Transportation - 3.1%
253	Con-way, Inc.		9,828
129	FedEx Corp.		12,236
321	Kansas City Southern ●		19,015
345	United Parcel Service, Inc. Class B		25,132
			66,211
	Utilities - 0.9%
215	NextEra Energy, Inc.		12,342
265	PPL Corp.		7,367
			19,709
	Total common stocks
	(cost $1,873,156)		$2,126,375

	Total long-term investments
	(cost $1,873,156)		$2,126,375

	Total investments
	(cost $1,873,156) ▲	99.8%	$2,126,375
	Other assets and liabilities	0.2%	3,864
	Total net assets	100.0%	$2,130,239

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.6% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $1,920,306 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$313,396
Unrealized Depreciation	(107,327)
Net Unrealized Appreciation	$206,069

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervisionof the Company's Board of Directors at June 30, 2011, was $27,186, which represents 1.28% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

The accompanying notes are an integral part of these financial statements.

6

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$8,422

The aggregate value of these securities at June 30, 2011, was $27,186, which represents 1.28% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	BNP Paribas Securities	Buy	$17,276	$16,300	09/02/2011	$976
Japanese Yen	Citibank	Sell	20,564	20,397	10/21/2011	(167)
Japanese Yen	Goldman Sachs	Buy	20,281	19,132	09/02/2011	1,149
Japanese Yen	Goldman Sachs	Sell	37,557	35,993	09/02/2011	(1,564)
Japanese Yen	Goldman Sachs	Sell	21,403	21,228	10/21/2011	(175)
						$219

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

Hartford Stock HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,126,375	$1,979,790	$119,399	$27,186
Total	$2,126,375	$1,979,790	$119,399	$27,186
Foreign Currency Contracts *	2,125	–	2,125	–
Total	$2,125	$–	$2,125	$–
Liabilities:
Foreign Currency Contracts *	1,906	–	1,906	–
Total	$1,906	$–	$1,906	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	Of	Realized	Unrealized					Transfers	Transfers	Balance as
	December	Gain	Appreciation		Net			Into	Out of	of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Common Stocks	$24,675	$—	$2,511	*	$—	$—	$—	$—	$—	$27,186
Total	$24,675	$—	$2,511		$—	$—	$—	$—	$—	$27,186

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $2,511.

The accompanying notes are an integral part of these financial statements.

8

Hartford Stock HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,873,156)	$2,126,375
Foreign currency on deposit with custodian (cost $34)	34
Unrealized appreciation on foreign currency contracts	2,125
Receivables:
Investment securities sold	6,949
Fund shares sold	188
Dividends and interest	3,019
Other assets	—
Total assets	2,138,690
Liabilities:
Unrealized depreciation on foreign currency contracts	1,906
Bank overdraft — U.S. Dollars	3,096
Payables:
Fund shares redeemed	3,139
Investment management fees	160
Distribution fees	11
Accrued expenses	139
Total liabilities	8,451
Net assets	$2,130,239
Summary of Net Assets:
Capital stock and paid-in-capital	$2,817,358
Accumulated undistributed net investment income	15,055
Accumulated net realized loss on investments and foreign currency transactions	(955,645)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	253,471
Net assets	$2,130,239
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$42.73
Shares outstanding	43,484
Net assets	$1,858,133
Class IB: Net asset value per share	$42.63
Shares outstanding	6,383
Net assets	$272,106

The accompanying notes are an integral part of these financial statements.

9

Hartford Stock HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$20,924
Interest	12
Less: Foreign tax withheld	(587)
Total investment income, net	20,349

Expenses:
Investment management fees	5,266
Distribution fees - Class IB	362
Custodian fees	6
Accounting services fees	112
Board of Directors' fees	24
Audit fees	18
Other expenses	168
Total expenses (before fees paid indirectly)	5,956
Commission recapture	(7)
Total fees paid indirectly	(7)
Total expenses, net	5,949
Net investment income	14,400

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	141,351
Net realized loss on foreign currency contracts	(143)
Net realized gain on other foreign currency transactions	172
Net Realized Gain on Investments and Foreign Currency Transactions	141,380

Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(58,601)
Net unrealized depreciation of foreign currency contracts	(196)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	22
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(58,775)
Net Gain on Investments and Foreign Currency Transactions	82,605
Net Increase in Net Assets Resulting from Operations	$97,005

The accompanying notes are an integral part of these financial statements.

10

Hartford Stock HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$14,400	$23,525
Net realized gain on investments and foreign currency transactions	141,380	186,374
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(58,775)	93,630
Net Increase In Net Assets Resulting From Operations	97,005	303,529
Distributions to Shareholders:
From net investment income
Class IA	—	(21,729)
Class IB	—	(2,570)
Total distributions	—	(24,299)
Capital Share Transactions:
Class IA
Sold	17,778	42,056
Issued on reinvestment of distributions	—	21,729
Redeemed	(224,664)	(380,269)
Total capital share transactions	(206,886)	(316,484)
Class IB
Sold	9,679	19,460
Issued on reinvestment of distributions	—	2,570
Redeemed	(50,340)	(87,497)
Total capital share transactions	(40,661)	(65,467)
Net decrease from capital share transactions	(247,547)	(381,951)
Net Decrease In Net Assets	(150,542)	(102,721)
Net Assets:
Beginning of period	2,280,781	2,383,502
End of period	$2,130,239	$2,280,781
Accumulated undistributed (distribution in excess of) net investment income	$15,055	$655
Shares:
Class IA
Sold	414	1,143
Issued on reinvestment of distributions	—	544
Redeemed	(5,254)	(10,290)
Total share activity	(4,840)	(8,603)
Class IB
Sold	226	535
Issued on reinvestment of distributions	—	65
Redeemed	(1,178)	(2,368)
Total share activity	(952)	(1,768)

The accompanying notes are an integral part of these financial statements.

11

Hartford Stock HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Stock HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

14

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

15

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,125	$—	$—	$—	$—	$2,125
Total	$—	$2,125	$—	$—	$—	$—	$2,125

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,906	$—	$—	$—	$—	$1,906
Total	$—	$1,906	$—	$—	$—	$—	$1,906

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized loss on foreign currency contracts	$—	$(143)	$—	$—	$—	$—	$(143)
Total	$—	$(143)	$—	$—	$—	$—	$(143)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(196)	$—	$—	$—	$—	$(196)
Total	$—	$(196)	$—	$—	$—	$—	$(196)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$24,299	$31,722

17

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,216
Accumulated Capital and Other Losses*	(1,050,022)
Unrealized Appreciation†	264,682
Total Accumulated Deficit	$(784,124)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(220)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	220

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$311,745
2017	738,277
Total	$1,050,022

As of December 31, 2010, the Fund utilized $120,235 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.50%
Class IB	0.75

19

Hartford Stock HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$90

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation.

20

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	41.53	41.18

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.11%	0.12%
Impact from Payment from Affiliate for Unrestricted Transfers	0.01	0.01
Total Return Excluding Payments from Affiliates	14.53	14.24

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$631,839
Sales Proceeds Excluding U.S. Government Obligations	848,018

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Stock HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$40.98	$0.30	$–	$1.45	$1.75	$–	$–	$–	$–	$1.75	$42.73
IB	40.94	0.24	–	1.45	1.69	–	–	–	–	1.69	42.63

For the Year Ended December 31, 2010
IA	36.10	0.44	–	4.89	5.33	(0.45)	–	–	(0.45)	4.88	40.98
IB	36.06	0.35	–	4.88	5.23	(0.35)	–	–	(0.35)	4.88	40.94

For the Year Ended December 31, 2009
IA	25.86	0.48	–	10.25	10.73	(0.49)	–	–	(0.49)	10.24	36.10
IB	25.84	0.39	–	10.24	10.63	(0.41)	–	–	(0.41)	10.22	36.06

For the Year Ended December 31, 2008
IA	47.11	0.59	–	(20.79)	(20.20)	(0.81)	(0.24)	–	(1.05)	(21.25)	25.86
IB	47.00	0.50	–	(20.72)	(20.22)	(0.70)	(0.24)	–	(0.94)	(21.16)	25.84

For the Year Ended December 31, 2007
IA	52.57	0.60	–	2.43	3.03	(0.57)	(7.92)	–	(8.49)	(5.46)	47.11
IB	52.45	0.45	–	2.44	2.89	(0.42)	(7.92)	–	(8.34)	(5.45)	47.00

For the Year Ended December 31, 2006
IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	–	(3.83)	3.36	52.57
IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	–	(3.69)	3.35	52.45
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

4.26	%(E)	$1,858,133	0.50	%(F)	0.50	%(F)	1.32	%(F)	28%
4.13	(E)	272,106	0.75	(F)	0.75	(F)	1.06	(F)	–

14.80		1,980,502	0.50		0.50		1.09		77
14.51		300,279	0.75		0.75		0.84		–

41.54	(G)	2,055,227	0.51		0.51		1.43		84
41.18	(G)	328,275	0.76		0.76		1.19		–

(43.13)		1,810,864	0.49		0.49		1.38		89
(43.27)		287,794	0.74		0.74		1.13		–

5.90		3,909,045	0.49		0.49		1.01		96
5.64		652,838	0.74		0.74		0.76		–

14.65	(G)	4,498,001	0.49		0.49		1.27		97
14.37	(G)	758,802	0.74		0.74		1.02		–

23

Hartford Stock HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Stock HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Stock HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,042.64	$2.53	$1,000.00	$1,022.32	$2.51	0.50%	181	365
Class IB	$1,000.00	$1,041.35	$3.80	$1,000.00	$1,021.08	$3.76	0.75%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-S11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

THE HARTFORD

Hartford Total Return Bond HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Total Return Bond HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Total Return Bond HLS Fund inception 08/31/1977
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 6/30/10 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Total Return Bond IA	2.76%	4.61%	5.30%	5.58%
Total Return Bond IB	2.63%	4.35%	5.04%	5.32%
Barclays Capital U.S. Aggregate Bond Index	2.72%	3.90%	6.52%	5.74%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Total Return Bond HLS Fund returned 2.76% for the six-month period ended June 30, 2011, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 2.72%, and the Lipper Intermediate Investment Grade Debt Funds VP-UF category, a group of funds with investment strategies similar to those of the Fund, which returned 2.69%.

Why did the Fund perform this way?

The year began with economic optimism and market confidence, however the first half concluded with a much more uncertain tone. To start the year, rates rose and credit and equities improved reflecting a robust global economy. However, revolutionary uprisings in the Middle-East threatened oil supply and stymied investor enthusiasm. Compounding that uncertainty was the tsunami catastrophe in Japan which threatened global production supply chains. These events sent spreads wider (i.e. short and long term interest rates moving farther apart) and rates lower, but the move proved only temporary. Market confidence returned in late March, as equities retested their ‘highs’ and fixed income spreads retested their ‘tights’, but this sentiment too was short lived. As the probability of a Greek default increased in April, the market turned its focus to the potential for a ‘crisis level’ financial and economic contagion. Meanwhile, the looming deadline for the U.S. debt ceiling legislation and fiscal reform weighed on investor risk appetite. The yield on the U.S. ten year Treasury Note opened the year at 3.29% then peaked mid-February at 3.74% but closed the period at 3.16%. Spreads on the Barclays Capital High-Yield and CMBS Indices opened at 526 and 254 basis points, respectively, and saw their April lows at 443 and 193 basis points, only to finish the quarter at 525 and 249 basis points. The first half of the year produced positive returns in Treasuries and modest positive excess returns in credit.

The Fund outperformed its benchmark primarily due to overweights (i.e. the Fund’s position was greater than the benchmark position) in spread sectors and effective tactical yield curve positioning. The Fund began the year with significant overweight positions to High Yield, Commercial Mortgage Backed Securities (CMBS) and Investment Grade Credit. These positions produced very good results through the market rebound following the negative effects of the tsunami catastrophe in Japan. Despite reducing exposure to High Yield and CMBS starting early in the second quarter, the Fund still carried more spread risk than the index. Both the CMBS and High Yield sectors gave up most of their spread tightening in the last two months of the period. Still, the yield advantage and allocation impact was advantageous to the Fund’s performance results. Conversely, some of the resulting outperformance was mitigated with non-dollar exposure that did not perform as expected. The Fund was positioned throughout the period to benefit from a declining Euro but, despite a worsening sovereign debt crisis, the Euro ended the six month period at higher levels than it had started. The Fund tactically traded interest rate exposure throughout the period contributing to roughly half of the Fund’s benchmark-relative (i.e. performance of the Fund as measure against the benchmark) outperformance.

What is the outlook?

Credit and issues that trade with spread have cheapened over the quarter but there seems to be room to get cheaper. We believe that spreads are attractive relative to other non-recession time periods in the last decade but, that said, the environment today is far more uncertain than prior periods. We believe that austerity measures, particularly those made by the U.S. government, will have a marginally negative impact on growth over the long term; however this may not manifest itself in markets in the coming quarter. Brinksmanship among the negotiators of the debt ceiling legislation has the potential to roil global markets, but the very apparent and severe consequences of a deadline failure should motivate Congress to compromise. A debt restructuring in peripheral Europe poses the greatest near term risk. That said, the European Central Bank (ECB) has demonstrated that it will do everything necessary to avoid a sovereign default or, at the very least, postpone the likelihood of a default long enough for banks to prepare for the ensuing crisis. Given the continued global market uncertainty, we believe that there is a strong likelihood that the U.S. economy and financial markets will muddle along through the remainder of the year. As such, it is difficult to get very optimistic or aggressively bullish and have positioned the portfolio consistent with this view, being particularly cautious in the investment grade and below investment grade spaces.

Distribution by Credit Quality
as of June 30, 2011

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	3.6%
Aa / AA	3.3
A	10.6
Baa / BBB	17.3
Ba / BB	3.1
B	3.0
Caa / CCC or Lower	2.5
Unrated	0.5
U.S. Government Securities	54.1
Cash	3.9
Other Assets & Liabilities	(1.9)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes non fixed income instruments and other short-term instruments.

Diversification by Security Type
as of June 30, 2011

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	6.8%
Call Options Purchased	0.0
Common Stocks	0.0
Corporate Bonds: Investment Grade	27.6
Corporate Bonds: Non-Investment Grade	7.3
Municipal Bonds	1.5
Preferred Stocks	0.2
Put Options Purchased	0.1
Senior Floating Rate Interests: Non-Investment Grade	0.7
U.S. Government Agencies	35.7
U.S. Government Securities	17.9
Short-Term Investments	4.1
Other Assets and Liabilities	(1.9)
Total	100.0%

Diversification by Industry
as of June 30, 2011

Percentage of
Industry	Net Assets
Fixed Income Securities
Administration of Human Resource Programs	0.0%
Advertising and Related Services	0.4
Aerospace Product and Parts Manufacturing	0.2
Agencies, Brokerages, and Other Insurance	0.0
Agricultural Chemical Manufacturing	0.5
Agriculture, Construction, Mining and Machinery	0.1
Alumina and Aluminum Production and Processing	0.3
Animal Slaughtering and Processing	0.0
Automobile Dealers	0.1
Automotive Equipment Rental and Leasing	0.0
Automotive Parts, Accessories, and Tire Stores	0.0
Basic Chemical Manufacturing	0.5
Beverage Manufacturing	0.3
Building Material and Supplies Dealers	0.1
Cable and Other Program Distribution	0.4
Cable and Other Subscription Programming	1.1
Captive Auto Finance	1.0
Captive Retail Finance	0.1
Clothing Stores	0.2
Coal Mining	0.1
Commercial Banking	0.9
Communications Equipment Manufacturing	0.0
Computer and Peripheral Equipment Manufacturing	0.1
Credit Card Issuing	0.9
Data Processing Services	0.0
Data Processing, Hosting, and Related Services	0.1
Deep Sea, Coastal, Great Lakes Water Transportation	0.0
Department Stores	0.1
Depository Credit Banking	2.9
Direct Selling Establishments	0.2
Drugs and Druggists' Sundries Merchant Wholesalers	0.0
Electric Generation, Transmission and Distribution	1.9
Electrical Equipment Manufacturing	0.2
Fruit and Vegetable Preserving and Specialty Food	0.1
Full-Service Restaurants	0.2
Gambling Industries	0.1
General Medical and Surgical Hospitals	0.2
General Obligations	0.4
General Rental Centers	0.2
Grocery and Related Product Wholesalers	0.0
Grocery Stores	0.3
Health and Personal Care Stores	0.3
Higher Education (Univ., Dorms, etc.)	0.3
Industrial Machinery and Equipment Rental and Leasing	0.1
Insurance Carriers	2.0
International Trade Financing (Foreign Banks)	0.5
Internet Service Providers and Web Search Portals	0.1
Iron and Steel Mills and Ferroalloy Manufacturing	0.5
Jewelry, Luggage, and Leather Goods Stores	0.0
Medical and Diagnostic Laboratories	0.1
Medical Equipment and Supplies Manufacturing	0.1
Metal Ore Mining	0.9
Miscellaneous	0.1
Miscellaneous Durable Goods Wholesalers	0.0
Monetary Authorities - Central Bank	0.5
Motion Picture and Video Industries	0.0
Motor Vehicle Manufacturing	0.2
Motor Vehicle Parts Manufacturing	0.1
Natural Gas Distribution	0.9
Newspaper, Periodical, Book and Database Publisher	0.3
Nondepository Credit Banking	2.2
Nonmetallic Mineral Mining and Quarrying	0.7
Oil and Gas Extraction	1.6
Other Amusement and Recreation Industries	0.0
Other Chemical and Preparation Manufacturing	0.1
Other Financial Investment Activities	1.3
Other Food Manufacturing	0.4
Other Heavy and Civil Engineering Construction	0.2
Other Miscellaneous Manufacturing	0.6
Other Motor Vehicle Dealers	0.1
Other Support Services	0.1
Petroleum and Coal Products Manufacturing	0.8
Pharmaceutical and Medicine Manufacturing	0.0
Pipeline Transportation of Crude Oil	0.1
Pipeline Transportation of Natural Gas	0.4
Printing and Related Support Activities	0.1
Pulp, Paper, and Paperboard Mills	0.1
Radio and Television Broadcasting	0.5
Rail Transportation	0.3
Real Estate Credit (Mortgage Banking)	4.9
Real Estate Investment Trust (REIT)	0.5
Residential Building Construction	0.2
Rubber Product Manufacturing	0.1
Satellite Telecommunications	0.1
Scheduled Air Transportation	0.0
Securities and Commodity Contracts and Brokerage	2.8

Fixed Income Securities
Semiconductor, Electronic Component Manufacturing	0.1%
Soap, Cleaning Compound, Toilet Manufacturing	0.0
Software Publishers	0.0
Sovereign Foreign Governments	0.3
Sporting Goods, Hobby and Musical Instrument Store	0.2
Sugar and Confectionery Product Manufacturing	0.2
Support Activities For Mining	0.3
Tax Allocation	0.1
Telecommunications - Other	0.9
Telecommunications - Wired Carriers	0.7
Telecommunications - Wireless Carriers	0.2
Textile Furnishings Mills	0.0
Tobacco Manufacturing	0.2
Transportation	0.2
Traveler Accommodation	0.2
U.S. Government Agencies	35.7
U.S. Government Securities	17.9
Utilities - Electric	0.2
Utilities - Water and Sewer	0.2
Waste Treatment and Disposal	0.0
Wireless Communications Services	0.5
Other Securities
Auto Parts & Equipment	0.0
Automobile Manufacturers	0.1
Credit Option Contracts	0.0
Diversified Banks	0.1
Foreign Currency Option Contract	0.1
Integrated Telecommunication Services	0.0
Interest Rate Option Contracts	0.0
Thrifts & Mortgage Finance	0.0
Short-Term Investments	4.1
Other Assets and Liabilities	(1.9)
Total	100.0%

Hartford Total Return Bond HLS Fund
Schedule of Investments
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.8%
	Captive Auto Finance - 0.8%
	Ally Automotive Receivables Trust
$1,900	3.00%, 10/15/2015 ■	$1,959
4,600	3.29%, 03/15/2015 ■	4,788
5,675	3.38%, 09/15/2017 ■	5,740
5,650	3.61%, 08/15/2016 ■	5,907
	Bank of America Automotive Trust
6,700	3.03%, 10/15/2016 ■	6,881
	Ford Credit Automotive Owner Trust
3,680	3.21%, 07/15/2017	3,728
1,730	5.53%, 05/15/2016 ■	1,862
	Hyundai Automotive Receivables Trust
6,710	2.27%, 02/15/2017	6,738
		37,603
	Captive Retail Finance - 0.1%
	CNH Equipment Trust
6,322	2.90%, 11/17/2014 ○	6,280

	Credit Card Issuing - 0.9%
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,326
	Citibank Credit Card Issuance Trust
8,955	6.30%, 06/20/2014	9,392
	GE Capital Credit Card Master Note Trust
17,050	2.21%, 06/15/2016	17,453
3,565	3.69%, 07/15/2015	3,666
		37,837
	Real Estate Credit (Mortgage Banking) - 4.9%
	Banc of America Commercial Mortgage, Inc.
5,185	5.48%, 01/15/2049	5,050
2,595	5.62%, 06/10/2049 Δ	2,792
	Banc of America Large Loan
2,243	1.94%, 11/15/2015 ■Δ	2,081
7,726	5.33%, 12/16/2043 ■	7,866
6,370	5.65%, 06/15/2049 ■Δ	6,369
	Bear Stearns Commercial Mortgage
	Securities, Inc.
35,341	0.61%, 11/11/2041 ⌂►	344
41,639	0.80%, 07/11/2042 ⌂►	446
	CFCRE Commercial Mortgage Trust
31,610	1.51%, 04/15/2044 ■►	2,253
	Citigroup Commercial Mortgage Trust
5,360	5.89%, 12/10/2049 Δ	5,852
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
4,456	5.32%, 12/11/2049	4,728
	Commercial Mortgage Pass-Through
	Certificates
31,818	0.70%, 10/01/2020 ■►	1,327
29,171	2.47%, 07/10/2046 ■►	3,189
	Countrywide Home Loans, Inc.
25,765	6.00%, 10/25/2037 ⌂	24,079
	Credit Suisse Mortgage Capital Certificates
4,389	5.31%, 12/15/2039	4,701
	Credit-Based Asset Servicing and
	Securitization
2,334	0.46%, 05/25/2036 ■Δ	2,032
	Cwcapital Cobalt
5,230	5.48%, 04/15/2047	5,552
6,500	5.53%, 04/15/2047	6,022
	DBUBS Mortgage Trust
32,933	0.25%, 02/01/2021 ■►	603
27,414	1.40%, 01/01/2021 ■►	1,736
	Ford Credit Floorplan Master Owner Trust
6,225	1.50%, 09/15/2015	6,250
	GE Business Loan Trust
7,555	1.19%, 05/15/2034 ■Δ	2,532
	GMAC Mortgage Servicer Advance Funding
12,085	3.72%, 03/15/2023 ■	12,176
	Goldman Sachs Mortgage Securities Corp. II
45,766	1.58%, 08/10/2020 ■►	4,295
4,347	5.56%, 11/10/2039	4,710
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 ⌂†	356
	JP Morgan Chase Commercial Mortgage
	Securities Corp.
426,016	0.09%, 08/12/2037 ►	394
336,233	0.50%, 05/12/2045 ►	3,590
15,315	0.67%, 10/15/2020 ■►	691
50,292	1.36%, 02/15/2021 ■►	3,677
48,370	1.64%, 05/15/2021 ■	4,053
16,858	1.97%, 09/15/2020 ■►	1,812
3,615	5.32%, 12/15/2044 Δ	3,468
5,898	5.34%, 05/15/2047	6,159
4,380	5.42%, 01/15/2049	4,696
3,090	5.44%, 06/12/2047 Δ	3,302
4,986	5.46%, 01/15/2049 Δ	4,493
4,315	5.88%, 02/15/2051 Δ	4,692
5,855	5.93%, 02/12/2051 Δ	5,790
	LB-UBS Commercial Mortgage Trust
4,350	5.43%, 02/15/2040	4,636
	Lehman Brothers Small Balance Commercial
2,944	5.52%, 09/25/2030 ■	2,745
1,537	5.62%, 09/25/2036 ■	1,380
	Merrill Lynch Mortgage Trust
32,617	0.74%, 10/12/2041 ⌂►	244
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust
4,377	5.38%, 08/12/2048	4,621
	Morgan Stanley Capital I
103,920	1.00%, 09/15/2047 ■►	4,506
2,253	5.77%, 04/12/2049 Δ	2,287
	Morgan Stanley Dean Witter Capital I
15,286	0.01%, 08/25/2032 ⌂►†	–
	Morgan Stanley Re-Remic Trust
6,970	6.46%, 07/17/2056 ■○	5,646
	National Credit Union Administration
6,727	1.84%, 10/07/2020 Δ	6,802
	Nationstar Home Equity Loan Trust
211	0.00%, 03/25/2037 ⌂●	2
	RBSCF Trust
7,205	5.51%, 04/16/2047 ■Δ	7,505
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	2,097
2,677	5.58%, 11/25/2036 Δ	1,840

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.8% - (continued)
	Real Estate Credit (Mortgage Banking) - 4.9% - (continued)
	Residential Funding Mortgage Securities, Inc.
$2,232	6.00%, 07/25/2037 ⌂	$1,859
	Sovereign Commercial Mortgage Securities
4,448	5.94%, 07/22/2030 ■Δ	4,622
	Wamu Commercial Mortgage Securities
	Trust
7,170	6.31%, 03/23/2045 ■ΔΨ	4,598
	Wells Fargo Alternative Loan Trust
9,509	6.25%, 11/25/2037 ⌂	8,066
		227,614
	Real Estate Investment Trust (REIT) - 0.1%
	Crest Clarendon Street
4,378	0.73%, 12/28/2017 ■Δ	4,251

	Total asset & commercial mortgage backed securities
	(cost $317,346)	$313,585

CORPORATE BONDS: INVESTMENT GRADE - 27.6%
	Aerospace Product and Parts Manufacturing - 0.2%
	Meccanica Holdings USA, Inc.
$10,489	6.25%, 07/15/2019 - 01/15/2040 ■	$9,875
		9,875
	Agricultural Chemical Manufacturing - 0.5%
	Incitec Pivot Finance LLC
13,535	6.00%, 12/10/2019 ■	14,496
	Yara International ASA
6,770	7.88%, 06/11/2019 ■	8,275
		22,771
	Alumina and Aluminum Production and Processing - 0.3%
	Alcoa, Inc.
3,805	5.40%, 04/15/2021	3,817
8,260	6.15%, 08/15/2020	8,750
		12,567
	Basic Chemical Manufacturing - 0.4%
	Dow Chemical Co.
13,580	8.55%, 05/15/2019	17,511

	Beverage Manufacturing - 0.3%
	Anheuser-Busch InBev N.V.
8,890	7.75%, 01/15/2019	11,184

	Cable and Other Program Distribution - 0.2%
	Rogers Cable, Inc.
2,920	8.75%, 05/01/2032	3,796
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,940
		8,736
	Cable and Other Subscription Programming - 1.0%
	Comcast Corp.
100	10.63%, 07/15/2012	110
	DirecTV Holdings LLC
11,175	3.50%, 03/01/2016	11,535
4,200	5.00%, 03/01/2021	4,350
8,570	7.63%, 05/15/2016	9,341
	Time Warner Entertainment Co., L.P.
8,175	8.38%, 07/15/2033	10,449
	Time Warner, Inc.
7,665	6.25%, 03/29/2041	7,962
		43,747
	Commercial Banking - 0.9%
	American Express Centurion Bank
3,337	5.95%, 06/12/2017	3,793
	Huntington Bancshares, Inc.
943	7.00%, 12/15/2020	1,063
	Icici Bank Ltd.
6,575	4.75%, 11/25/2016 ■	6,560
	Rabobank Netherlands
9,023	11.00%, 06/30/2019 ■♠	11,513
	Santander Holdings USA
3,006	4.63%, 04/19/2016	3,021
	State Street Bank & Trust Co.
3,935	5.25%, 10/15/2018	4,259
	Union Bank NA
11,235	3.00%, 06/06/2016	11,196
	VTB Capital S.A.
2,200	6.55%, 10/13/2020 ■	2,233
		43,638
	Computer and Peripheral Equipment Manufacturing -
	0.1%
	Hewlett-Packard Co.
5,070	4.30%, 06/01/2021	5,120
	Seagate Technology International
1,259	10.00%, 05/01/2014 ■	1,460
		6,580
	Depository Credit Banking - 2.8%
	Bank of America Corp.
13,800	5.65%, 05/01/2018	14,550
8,665	5.75%, 12/01/2017	9,213
	BB&T Corp.
8,825	3.20%, 03/15/2016	9,028
	Citigroup, Inc.
10,185	2.13%, 04/30/2012	10,346
33,951	4.59%, 12/15/2015	35,703
8,887	6.38%, 08/12/2014	9,826
4,839	8.50%, 05/22/2019	5,999
	HSBC Holdings plc
5,973	5.10%, 04/05/2021	6,121
	Wells Fargo & Co.
7,044	3.68%, 06/15/2016	7,237
	Wells Fargo Bank NA
8,015	0.47%, 05/16/2016 Δ	7,467
12,775	4.75%, 02/09/2015	13,664
		129,154
	Direct Selling Establishments - 0.2%
	Energy Transfer Partners
10,555	4.65%, 06/01/2021	10,326

	Electric Generation, Transmission and Distribution - 1.4%
	Comision Federal de Electricdad
3,800	4.88%, 05/26/2021 ■	3,795
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	6,542

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 27.6% - (continued)
	Electric Generation, Transmission and Distribution - 1.4% - (continued)
	E.CL S.A.
$2,100	5.63%, 01/15/2021 ■	$2,157
	Empresas Public Medellin
3,910	7.63%, 07/29/2019 §	4,545
	LG & E & KU Energy LLC
7,190	2.13%, 11/15/2015 ■	7,016
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,706
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,483
	Pacific Gas & Electric Energy Recovery
	Funding LLC
6,208	8.25%, 10/15/2018	7,968
	Progress Energy, Inc.
8,405	4.40%, 01/15/2021	8,498
	PSEG Power
4,534	5.00%, 04/01/2014	4,864
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,701
		63,275
	Electrical Equipment Manufacturing - 0.2%
	General Electric Co.
10,740	5.00%, 02/01/2013	11,399

	General Rental Centers - 0.2%
	ERAC USA Finance Co.
6,130	6.38%, 10/15/2017 ■	7,050

	Grocery Stores - 0.3%
	Ahold Lease USA, Inc.
9,513	8.62%, 01/02/2025	11,107

	Health and Personal Care Stores - 0.3%
	CVS Caremark Corp.
2,742	6.30%, 06/01/2037 Δ	2,670
	CVS Corp.
9,275	8.35%, 07/10/2031 ■	11,349
		14,019
	Insurance Carriers - 2.0%
	Aetna, Inc.
5,755	4.13%, 06/01/2021	5,698
	American International Group, Inc.
2,593	3.65%, 01/15/2014	2,643
	Americo Life, Inc.
75	7.88%, 05/01/2013 ⌂	79
	CNA Financial Corp.
4,492	5.75%, 08/15/2021	4,638
	Guardian Life Insurance Co.
6,291	7.38%, 09/30/2039 ■	7,442
	Massachusetts Mutual Life Insurance Co.
4,148	8.88%, 06/01/2039 ■	5,747
	MetLife Global Funding I
6,515	0.50%, 03/15/2012 ■Δ	6,518
3,400	5.13%, 06/10/2014 ■	3,715
	Nationwide Financial Services, Inc.
4,280	5.38%, 03/25/2021 ■	4,299
	Nationwide Mutual Insurance Co.
6,425	9.38%, 08/15/2039 ■	7,971
	New York Life Global Funding
12,295	3.00%, 05/04/2015 ■	12,716
	Ohio National Financial Services, Inc.
6,672	6.38%, 04/30/2020 ■	7,168
	Prudential Financial, Inc.
8,810	3.00%, 05/12/2016	8,732
	Prudential Holdings LLC
200	7.25%, 12/18/2023 ■	233
	Teachers Insurance & Annuity Association
6,248	6.85%, 12/16/2039 ■	7,110
		84,709
	International Trade Financing (Foreign Banks) - 0.5%
	Corpoacion Andina De Fomento
9,175	3.75%, 01/15/2016	9,302
530	8.13%, 06/04/2019	646
	Royal Bank of Scotland plc
6,825	3.95%, 09/21/2015	6,857
	Standard Chartered plc
8,017	3.20%, 05/12/2016 ■	7,940
		24,745
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.5%
	ArcelorMittal
14,495	5.50%, 03/01/2021	14,518
6,025	9.00%, 02/15/2015	7,191
3,430	9.85%, 06/01/2019	4,348
		26,057
	Metal Ore Mining - 0.9%
	Barrick Gold Corp.
4,215	2.90%, 05/30/2016 ■	4,212
	Cliff's Natural Resources, Inc.
4,065	4.80%, 10/01/2020	4,087
2,675	4.88%, 04/01/2021	2,682
6,135	5.90%, 03/15/2020	6,642
	Rio Tinto Finance USA Ltd.
4,965	9.00%, 05/01/2019	6,579
	Southern Copper Corp.
4,200	6.75%, 04/16/2040	4,086
	Teck Resources Ltd.
7,515	10.75%, 05/15/2019	9,497
		37,785
	Monetary Authorities - Central Bank - 0.5%
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 ■	204
	Lloyds Banking Group plc
15,635	4.38%, 01/12/2015 ■	15,868
	Santander U.S. Debt S.A.
10,500	3.72%, 01/20/2015 ■	10,164
		26,236
	Natural Gas Distribution - 0.8%
	AGL Capital Corp.
3,155	5.88%, 03/15/2041	3,280
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	4,437
4,620	6.70%, 09/15/2019	5,542
	Sempra Energy
5,218	6.50%, 06/01/2016	6,043
9,495	9.80%, 02/15/2019	12,737

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 27.6% - (continued)
	Natural Gas Distribution - 0.8% - (continued)
	Williams Partners L.P.
$4,160	4.13%, 11/15/2020	$3,993
		36,032
	Newspaper, Periodical, Book and Database Publisher -
	0.2%
	News America, Inc.
10,150	6.15%, 02/15/2041 ■	10,055

	Nondepository Credit Banking - 1.0%
	American Express Co.
8,385	5.50%, 04/16/2013	8,970
8,587	5.55%, 10/17/2012	9,060
	General Electric Capital Corp.
6,690	2.10%, 01/07/2014	6,785
10,479	4.38%, 09/16/2020	10,359
8,785	5.63%, 05/01/2018	9,608
		44,782
	Nonmetallic Mineral Mining and Quarrying - 0.6%
	Anglo American Capital plc
16,188	9.38%, 04/08/2014 - 04/08/2019 ■	19,605
	Vale Overseas Ltd.
8,985	6.25%, 01/23/2017	10,164
		29,769
	Oil and Gas Extraction - 1.3%
	ENN Energy Holdings Ltd.
2,200	6.00%, 05/13/2021 ■	2,162
	Ensco plc
8,180	3.25%, 03/15/2016	8,305
5,590	4.70%, 03/15/2021	5,647
	Gazprom International S.A.
1,736	7.20%, 02/01/2020 §	1,905
	KazMunayGas National Co.
1,825	11.75%, 01/23/2015 §	2,268
	Nabors Industries, Inc.
3,850	5.00%, 09/15/2020	3,895
7,183	9.25%, 01/15/2019	9,105
	Noble Energy, Inc.
5,670	6.00%, 03/01/2041	5,846
	Pemex Project Funding Master Trust
6,205	6.63%, 06/15/2035	6,540
	Petrobras International Finance Co.
4,120	3.88%, 01/27/2016	4,196
11,675	5.75%, 01/20/2020	12,454
		62,323
	Other Financial Investment Activities - 1.2%
	Army Hawaii Family Housing Trust
	Certificates
5,370	5.52%, 06/15/2050 ■	4,769
	Asciano Finance Ltd.
2,936	3.13%, 09/23/2015 ■	2,897
3,698	5.00%, 04/07/2018 ■	3,796
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 ■	11,079
	CDP Financial, Inc.
10,860	3.00%, 11/25/2014 ■	11,297
	Myriad International Holdings B.V.
3,900	6.38%, 07/28/2017 ■	4,212
	State Street Corp.
7,610	4.96%, 03/15/2018	8,070
	Temasek Financial I Ltd.
8,850	4.30%, 10/25/2019 ■	9,106
	ZFS Finance USA Trust I
3,193	6.50%, 05/09/2037 ■Δ	3,177
		58,403
	Other Food Manufacturing - 0.4%
	Kraft Foods, Inc.
4,520	4.13%, 02/09/2016	4,833
7,095	5.38%, 02/10/2020	7,756
4,699	6.13%, 02/01/2018	5,406
		17,995
	Other Miscellaneous Manufacturing - 0.5%
	Tyco Electronics Group S.A.
5,292	4.88%, 01/15/2021	5,486
6,787	6.55%, 10/01/2017	7,997
	Tyco International Ltd.
7,791	8.50%, 01/15/2019	9,877
		23,360
	Other Motor Vehicle Dealers - 0.1%
	Harley-Davidson Financial Services, Inc.
4,800	3.88%, 03/15/2016 ■	4,882

	Other Support Services - 0.1%
	Brambles USA, Inc.
5,478	3.95%, 04/01/2015 ■	5,651

	Petroleum and Coal Products Manufacturing - 0.7%
	Marathon Petroleum Corp.
6,255	5.13%, 03/01/2021 ■	6,430
9,410	6.50%, 03/01/2041 ■	9,726
	Valero Energy Corp.
9,686	9.38%, 03/15/2019	12,372
		28,528
	Pipeline Transportation of Crude Oil - 0.1%
	Plains All American Pipeline L.P.
2,485	5.00%, 02/01/2021	2,527

	Pipeline Transportation of Natural Gas - 0.3%
	DCP Midstream LLC
3,318	5.35%, 03/15/2020 ■	3,517
	Enterprise Products Operating L.P.
3,750	5.95%, 02/01/2041	3,724
	TransCanada Pipelines Ltd.
5,616	7.25%, 08/15/2038	6,749
		13,990
	Radio and Television Broadcasting - 0.3%
	NBC Universal, Inc.
3,745	3.65%, 04/30/2015 ■	3,932
6,700	4.38%, 04/01/2021 ■	6,630
4,665	5.15%, 04/30/2020 ■	4,926
		15,488
	Rail Transportation - 0.3%
	Norfolk Southern Corp.
10,230	5.75%, 04/01/2018	11,581

	Real Estate Investment Trust (REIT) - 0.4%
	HCP, Inc.
12,834	3.75%, 02/01/2016	13,051

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 27.6% - (continued)
	Real Estate Investment Trust (REIT) - 0.4% - (continued)
	Health Care REIT, Inc.
$4,802	3.63%, 03/15/2016	$4,832
		17,883
	Residential Building Construction - 0.1%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,842

	Securities and Commodity Contracts and Brokerage - 2.8%
	Goldman Sachs Group, Inc.
20,371	3.63%, 02/07/2016	20,592
2,437	6.00%, 06/15/2020	2,622
	Jefferies Group, Inc.
3,858	8.50%, 07/15/2019	4,563
	JP Morgan Chase & Co.
9,185	4.63%, 05/10/2021	9,111
6,375	6.00%, 01/15/2018	7,090
	JP Morgan Chase Capital II
3,880	0.77%, 02/01/2027 Δ	3,191
	JP Morgan Chase Capital XXV
4,288	6.80%, 10/01/2037	4,241
	Macquarie Bank Ltd.
5,920	6.63%, 04/07/2021 ■	5,956
	Merrill Lynch & Co., Inc.
16,355	6.05%, 05/16/2016	17,146
	Morgan Stanley
9,445	3.80%, 04/29/2016	9,335
4,302	5.75%, 10/18/2016	4,569
25,957	6.25%, 08/28/2017	28,071
	UBS AG Stamford CT
9,730	2.25%, 01/28/2014	9,832
		126,319
	Sovereign Foreign Governments - 0.1%
	Banco Nacional De Desenvolvimento
4,800	5.50%, 07/12/2020 ■	5,082

	Sugar and Confectionery Product Manufacturing - 0.2%
	Wrigley Jr., William Co.
10,070	3.70%, 06/30/2014 ■	10,463

	Support Activities For Mining - 0.3%
	Rowan Cos., Inc.
5,548	7.88%, 08/01/2019	6,593
	Transocean, Inc.
11,630	1.50%, 12/15/2037 ۞	11,397
		17,990
	Telecommunications - Other - 0.6%
	Telecom Italia Capital
5,000	7.18%, 06/18/2019	5,520
214	7.72%, 06/04/2038	213
	Telefonica Emisiones SAU
11,220	3.99%, 02/16/2016	11,349
5,295	4.95%, 01/15/2015	5,635
3,755	5.13%, 04/27/2020	3,722
		26,439
	Telecommunications - Wired Carriers - 0.6%
	AT&T, Inc.
15,520	5.35%, 09/01/2040	14,711
	Deutsche Telekom International Finance B.V.
13,315	3.13%, 04/11/2016 ■	13,496
		28,207
	Telecommunications - Wireless Carriers - 0.2%
	Qwest Corp.
4,835	7.20%, 11/10/2026	4,738
3,656	7.25%, 10/15/2035	3,620
		8,358
	Tobacco Manufacturing - 0.2%
	Altria Group, Inc.
7,418	10.20%, 02/06/2039	10,639

	Wireless Communications Services – 0.5%
	Cellco Partnership - Verizon Wireless
	Capital LLC
7,280	8.50%, 11/15/2018	9,454
	GTE Corp.
165	8.75%, 11/01/2021	220
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,806
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	14,560
		26,040
	Total corporate bonds: investment grade
	(cost $1,196,184)	$1,269,099

CORPORATE BONDS: NON-INVESTMENT GRADE - 7.3%
	Administration of Human Resource Programs - 0.0%
	CDRT Merger Sub, Inc.
$971	8.13%, 06/01/2019 ■	$971

	Advertising and Related Services - 0.4%
	Affinion Group, Inc.
15,769	11.50%, 10/15/2015	16,281
3,639	11.63%, 11/15/2015 ■	3,639
		19,920
	Aerospace Product and Parts Manufacturing - 0.0%
	Ducommun, Inc.
311	9.75%, 07/15/2018 ■	319

	Agencies, Brokerages, and Other Insurance - 0.0%
	Hub International Holdings, Inc.
914	10.25%, 06/15/2015 ■	930

	Agriculture, Construction, Mining and Machinery - 0.1%
	Case New Holland, Inc.
2,091	7.75%, 09/01/2013	2,263
1,336	7.88%, 12/01/2017 ■	1,470
		3,733
	Alumina and Aluminum Production and Processing - 0.0%
	Aleris International, Inc.
930	7.63%, 02/15/2018 ■	928
	Novelis, Inc.
946	8.38%, 12/15/2017	1,010
		1,938

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.3% - (continued)
	Animal Slaughtering and Processing - 0.0%
	JBS USA LLC
$901	7.25%, 06/01/2021 ■	$876

	Automobile Dealers - 0.1%
	Automotores Gildemeister
4,400	8.25%, 05/24/2021 ■	4,532
	Jaguar Land Rover plc
1,247	8.13%, 05/15/2021 ■	1,256
		5,788
	Automotive Equipment Rental and Leasing - 0.0%
	Avis Budget Car Rental LLC
1,500	9.63%, 03/15/2018	1,601
	United Rentals North America, Inc.
1,005	8.38%, 09/15/2020	1,018
		2,619
	Automotive Parts, Accessories, and Tire Stores - 0.0%
	Uncle Acquisition Corp.
494	8.63%, 02/15/2019	509

	Basic Chemical Manufacturing - 0.1%
	Hexion Specialty Chemicals
940	8.88%, 02/01/2018	978
	Lyondell Chemical Co.
3,965	11.00%, 05/01/2018	4,441
		5,419
	Building Material and Supplies Dealers - 0.1%
	Building Materials Corp.
1,205	7.50%, 03/15/2020 ■	1,268
	Hillman Group, Inc.
933	10.88%, 06/01/2018 ■	1,007
	Masonite International Co.
965	8.25%, 04/15/2021 ■	959
		3,234
	Cable and Other Program Distribution - 0.1%
	Charter Communications Holdings II LLC
3,460	13.50%, 11/30/2016	4,074
	DISH DBS Corp.
1,470	6.75%, 06/01/2021 ■	1,507
		5,581
	Cable and Other Subscription Programming - 0.1%
	Bresnan Broadband Holdings LLC
630	8.00%, 12/15/2018 ■	650
	Cequel Communication LLC
1,031	8.63%, 11/15/2017 ■	1,072
	Virgin Media Finance plc
3,955	9.50%, 08/15/2016	4,469
		6,191
	Clothing Stores - 0.2%
	Gap, Inc.
7,675	5.95%, 04/12/2021	7,373

	Coal Mining - 0.1%
	Arch Coal, Inc.
990	7.25%, 06/15/2021 ■	991
	International Coal Group, Inc.
1,601	9.13%, 04/01/2018	2,013
		3,004
	Communications Equipment Manufacturing - 0.0%
	Sorenson Communications
2,006	10.50%, 02/01/2015 ■	1,349

	Computer and Peripheral Equipment Manufacturing - 0.0%
	Seagate HDD Cayman
1,420	7.75%, 12/15/2018 ■	1,491

	Data Processing Services - 0.0%
	iGate Corp.
1,127	9.00%, 05/01/2016 ■	1,138

	Data Processing, Hosting, and Related Services - 0.1%
	First Data Corp.
1,906	10.55%, 09/24/2015	1,927

	Deep Sea, Coastal, Great Lakes Water Transportation - 0.0%
	NCL Corp., Ltd.
480	11.75%, 11/15/2016	553
	Seven Seas Cruises
194	9.13%, 05/15/2019 ■	200
		753
	Department Stores - 0.1%
	Dollar General Corp.
4,020	10.63%, 07/15/2015	4,241
	Sears Holdings Corp.
1,321	6.63%, 10/15/2018 ■	1,225
		5,466
	Depository Credit Banking - 0.1%
	Bank of America Capital II
2,610	8.00%, 12/15/2026	2,656

	Drugs and Druggists' Sundries Merchant Wholesalers - 0.0%
	Endo Pharmaceuticals Holdings, Inc.
367	7.00%, 07/15/2019 ■	376

	Electric Generation, Transmission and Distribution - 0.5%
	AES Corp.
1,365	9.75%, 04/15/2016	1,549
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 §	2,334
	Calpine Corp.
3,004	7.25%, 10/15/2017 ■	3,049
1,150	7.88%, 01/15/2023 ■	1,185
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	8,626
	Edison Mission Energy
3,430	7.00%, 05/15/2017	2,778
	Energy Future Intermediate Holding Co. LLC
2,267	10.00%, 12/01/2020	2,418
	NRG Energy, Inc.
2,215	8.50%, 06/15/2019	2,293
	Texas Competitive Electric Co.
800	11.50%, 10/01/2020 ■	786
		25,018

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.3% - (continued)
	Fruit and Vegetable Preserving and Specialty Food - 0.1%
	Smithfield Foods, Inc.
$3,810	10.00%, 07/15/2014	$4,420

	Full-Service Restaurants - 0.2%
	Arcos Dorados S.A.
4,800	7.50%, 10/01/2019 ■	5,208
	Landry's Restaurants, Inc.
1,950	11.63%, 12/01/2015	2,086
		7,294
	Gambling Industries - 0.1%
	Citycenter Holdings LLC
1,265	10.75%, 01/15/2017 ■	1,312
	Downstream Development Authority
578	10.50%, 07/01/2019 ■☼	575
1,296	12.00%, 10/15/2015 ■	1,442
	FireKeepers Development Authority
439	13.88%, 05/01/2015 ■	507
		3,836
	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc.
2,047	7.50%, 11/15/2095	1,658
7,840	9.25%, 11/15/2016	8,321
	LifePoint Hospitals, Inc.
935	6.63%, 10/01/2020	963
		10,942
	Grocery and Related Product Wholesalers - 0.0%
	Harbinger Group, Inc.
396	10.63%, 11/15/2015 ■	400
	U.S. Foodservice, Inc.
997	8.50%, 06/30/2019 ■	967
		1,367
	Grocery Stores - 0.0%
	Supervalu, Inc.
990	8.00%, 05/01/2016	1,010

	Industrial Machinery and Equipment Rental and Leasing - 0.1%
	International Lease Finance Corp.
1,597	8.88%, 09/01/2017	1,757

	Insurance Carriers - 0.0%
	Liberty Mutual Group, Inc.
1,540	10.75%, 06/15/2058 ■	2,044

	Internet Service Providers and Web Search Portals - 0.1%
	GXS Worldwide, Inc.
2,460	9.75%, 06/15/2015	2,491

	Jewelry, Luggage, and Leather Goods Stores - 0.0%
	Liz Claiborne, Inc.
1,100	10.50%, 04/15/2019 ■	1,122

	Medical and Diagnostic Laboratories - 0.1%
	Aurora Diagnostics Holdings
1,402	10.75%, 01/15/2018 ■	1,451

	Medical Equipment and Supplies Manufacturing - 0.1%
	Biomet, Inc.
1,765	10.38%, 10/15/2017	1,946

	Metal Ore Mining - 0.0%
	Taseko Mines Ltd.
974	7.75%, 04/15/2019	982

	Miscellaneous Durable Goods Wholesalers - 0.0%
	Spectrum Brands, Inc.
549	12.00%, 08/28/2019	607

	Motion Picture and Video Industries - 0.0%
	NAI Entertainment Holdings LLC
813	8.25%, 12/15/2017 ■	872

	Motor Vehicle Manufacturing - 0.0%
	Ford Motor Co.
1,380	7.50%, 08/01/2026	1,397

	Motor Vehicle Parts Manufacturing - 0.1%
	TRW Automotive, Inc.
983	3.50%, 12/01/2015 ۞■	2,077

	Natural Gas Distribution - 0.1%
	Regency Energy Partners L.P.
1,440	9.38%, 06/01/2016	1,606
	Star Gas Partners L.P.
407	8.88%, 12/01/2017	424
		2,030
	Newspaper, Periodical, Book and Database Publisher - 0.1%
	Cenveo, Inc.
1,465	10.50%, 08/15/2016 ■	1,439
	Knight Ridder, Inc.
5,503	6.88%, 03/15/2029	3,288
	McClatchy Co.
1,724	11.50%, 02/15/2017	1,832
	TL Acquisitions, Inc.
1,290	13.25%, 07/15/2015 ■	1,161
		7,720
	Nondepository Credit Banking - 1.2%
	Ally Financial, Inc.
1,190	7.50%, 09/15/2020	1,244
1,090	8.30%, 02/12/2015	1,218
	CIT Group, Inc.
960	5.25%, 04/01/2014 ■	955
7,065	7.00%, 05/01/2017	7,047
	Discover Financial Services, Inc.
5,970	10.25%, 07/15/2019	7,714
	Ford Motor Credit Co.
6,545	6.63%, 08/15/2017	6,958
	GMAC LLC
705	8.00%, 11/01/2031	763
	Provident Funding Associates L.P.
1,031	10.13%, 02/15/2019 ■	1,046
2,116	10.25%, 04/15/2017 ■	2,317
	Residential Capital LLC
1,840	9.63%, 05/15/2015	1,826

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.3% - (continued)

	Nondepository Credit Banking - 1.2% - (continued)
	SLM Corp.
$6,630	6.25%, 01/25/2016	$6,879
	Springleaf Finance Corp.
10,565	6.90%, 12/15/2017	9,693
		47,660
	Nonmetallic Mineral Mining and Quarrying - 0.1%
	Alrosa Finance S.A.
5,100	7.75%, 11/03/2020 ■	5,546
	FMG Resources Pty Ltd.
1,299	7.00%, 11/01/2015 ■	1,325
	Vulcan Materials Co.
353	7.50%, 06/15/2021	353
		7,224
	Oil and Gas Extraction - 0.3%
	Anadarko Petroleum Corp.
3,565	6.38%, 09/15/2017	4,087
	Chaparral Energy, Inc.
755	9.88%, 10/01/2020	815
	Chesapeake Energy Corp.
968	6.88%, 08/15/2018	1,016
2,041	9.50%, 02/15/2015	2,368
	Concho Resources, Inc.
1,530	7.00%, 01/15/2021	1,584
	EV Energy Partners Finance
1,055	8.00%, 04/15/2019 ■	1,059
	Plains Exploration & Production Co.
1,935	10.00%, 03/01/2016	2,177
	Sandridge Energy, Inc.
865	8.75%, 01/15/2020	921
	Venoco, Inc.
1,005	8.88%, 02/15/2019 ■	1,005
		15,032
	Other Amusement and Recreation Industries - 0.0%
	Clubcorp Club Operations, Inc.
1,188	10.00%, 12/01/2018 ■	1,176

	Other Chemical and Preparation Manufacturing - 0.1%
	Eastman Kodak Co.
1,570	10.63%, 03/15/2019 ■	1,546

	Other Financial Investment Activities - 0.0%
	LBI Escrow Corp.
1,768	8.00%, 11/01/2017 ■	1,967
	Offshore Group Investments Ltd.
1,149	11.50%, 08/01/2015	1,250
160	11.50%, 08/01/2015 ■	174
	UPCB Finance III Ltd.
1,520	6.63%, 07/01/2020 ■	1,501
		4,892
	Other Heavy and Civil Engineering Construction - 0.2%
	Odebrecht Finance Ltd.
9,340	7.00%, 04/21/2020 §	10,274

	Other Miscellaneous Manufacturing - 0.1%
	Reynolds Group Issuer, Inc.
3,389	7.13%, 04/15/2019 ■	3,364

	Petroleum and Coal Products Manufacturing - 0.1%
	Alpha Natural Resources, Inc.
1,161	6.00%, 06/01/2019	1,158
	Drummond Co., Inc.
2,000	7.38%, 02/15/2016	2,055
	Headwaters, Inc.
975	7.63%, 04/01/2019	887
	Western Refining, Inc.
897	11.25%, 06/15/2017 ■	1,009
		5,109
	Pharmaceutical and Medicine Manufacturing - 0.0%
	Valeant Pharmaceuticals International
1,479	7.00%, 10/01/2020 ■	1,431
	Warner Chilcott, Inc.
931	7.75%, 09/15/2018 ■	939
		2,370
	Pipeline Transportation of Natural Gas - 0.1%
	Dynegy Holdings, Inc.
3,920	7.75%, 06/01/2019	2,852
	El Paso Corp.
642	7.80%, 08/01/2031	749
	Energy Transfer Equity L.P.
672	7.50%, 10/15/2020	712
		4,313
	Pipeline Transportation of Crude Oil - 0.0%
	Chesapeake Midstream Partners
680	5.88%, 04/15/2021 ■	672
	Eagle Rock Energy Partners L.P.
404	8.38%, 06/01/2019 ■	403
		1,075
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings Corp.
1,790	6.00%, 05/15/2015 Δ	1,495
	Sheridan Group, Inc.
1,012	12.50%, 04/15/2014 ■	961
		2,456
	Pulp, Paper, and Paperboard Mills - 0.1%
	Domtar Corp.
955	10.75%, 06/01/2017	1,243
	Longview Fibre Co.
388	8.00%, 06/01/2016 ■	390
	Mercer International, Inc.
1,644	9.50%, 12/01/2017	1,763
	Sappi Papier Holding, Inc.
984	6.63%, 04/15/2021 ■	957
		4,353
	Radio and Television Broadcasting - 0.2%
	Citadel Broadcasting Corp.
1,975	7.75%, 12/15/2018 ■	2,098
	XM Satellite Radio, Inc.
1,916	13.00%, 08/01/2013 ■	2,247
		4,345
	Rail Transportation - 0.0%
	RailAmerica, Inc.
1,025	9.25%, 07/01/2017	1,125

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 7.3% - (continued)
	Real Estate Investment Trust (REIT) - 0.0%
	CNL Lifestyle Properties
$1,594	7.25%, 04/15/2019 ■	$1,443

	Residential Building Construction - 0.1%
	Shea Homes L.P.
588	8.63%, 05/15/2019 ■	579
	Urbi Desarrollos Urbanos
1,500	9.50%, 01/21/2020 §	1,631
		2,210
	Rubber Product Manufacturing - 0.1%
	Titan International, Inc.
2,022	7.88%, 10/01/2017 ■	2,113

	Satellite Telecommunications - 0.1%
	Intelsat Bermuda Ltd.
1,750	11.50%, 02/04/2017	1,881
	Intelsat Jackson Holdings Ltd.
2,710	8.50%, 11/01/2019	2,873
		4,754
	Securities and Commodity Contracts and Brokerage - 0.0%
	Penson Worldwide, Inc.
2,211	12.50%, 05/15/2017 ■	2,056

	Semiconductor, Electronic Component Manufacturing - 0.1%
	Magnachip Semiconductor
1,405	10.50%, 04/15/2018	1,538
	Spansion LLC
785	7.88%, 11/15/2017 ■	797
		2,335
	Soap, Cleaning Compound, Toilet Manufacturing - 0.0%
	Yankee Candle Co.
1,094	10.25%, 02/15/2016 ■	1,097

	Software Publishers - 0.0%
	SoftBrands, Inc.
570	11.50%, 07/15/2018 ■	525

	Sovereign Foreign Governments - 0.2%
	Colombia (Republic of)
3,800	7.38%, 03/18/2019	4,737
	El Salvador (Republic of)
2,465	7.65%, 06/15/2035 §	2,551
		7,288
	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Toys R Us, Inc.
1,490	7.38%, 09/01/2016 ■	1,505

	Support Activities For Mining - 0.0%
	Key Energy Services, Inc.
1,069	6.75%, 03/01/2021	1,069

	Telecommunications - Other - 0.3%
	Level 3 Financing, Inc.
2,654	10.00%, 02/01/2018	2,850
	MTS International Funding Ltd.
2,060	8.63%, 06/22/2020 ■	2,351
	Sprint Capital Corp.
1,050	8.75%, 03/15/2032	1,137
	Wind Acquisition Finance S.A.
2,335	11.75%, 07/15/2017 ■	2,644
		8,982
	Telecommunications - Wired Carriers - 0.1%
	Frontier Communications Corp.
2,550	7.88%, 04/15/2015	2,767
	Kabel Baden Wurttemberg GMBH & Co.
1,269	7.50%, 03/15/2019 ■	1,294
	PAETEC Holding Corp.
698	9.88%, 12/01/2018 ■	723
	Videotron Ltee
1,295	9.13%, 04/15/2018	1,445
	Windstream Corp.
1,070	7.75%, 10/01/2021	1,118
		7,347
	Telecommunications - Wireless Carriers - 0.0%
	Clearwire Corp.
1,400	12.00%, 12/01/2015 ■	1,500
	Trilogy International Partners LLC
1,979	10.25%, 08/15/2016 ■	2,009
		3,509
	Textile Furnishings Mills - 0.0%
	Interface, Inc.
1,029	7.63%, 12/01/2018	1,070

	Traveler Accommodation - 0.2%
	Harrah's Operating Co., Inc.
425	11.25%, 06/01/2017	469
	MGM Mirage, Inc.
3,865	11.13%, 11/15/2017	4,416
	MGM Resorts International
3,242	11.38%, 03/01/2018	3,639
	Sugarhouse HSP Gaming Prop Mezz L.P.
528	8.63%, 04/15/2016 ■	544
	Wynn Las Vegas LLC
625	7.75%, 08/15/2020	679
		9,747
	Waste Treatment and Disposal - 0.0%
	Energy Solutions, Inc. LLC
1,185	10.75%, 08/15/2018	1,250

	Total corporate bonds: non-investment grade
	(cost $325,861)	$338,558

MUNICIPAL BONDS - 1.5%
	General Obligations - 0.4%
	Illinois (State of)
$13,005	4.96%, 03/01/2016	$13,445
	Oregon School Boards Association, Taxable
	Pension
7,325	4.76%, 06/30/2028	6,793
		20,238

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 1.5% - (continued)
	Higher Education (Univ., Dorms, etc.) - 0.3%
	Curators University, MO, System Fac Rev
$2,270	5.79%, 11/01/2041	$2,487
	New York State Dormitory Auth Rev Non
	State
9,030	5.00%, 10/01/2041	9,447
		11,934
	Miscellaneous - 0.1%
	Colorado Bridge Enterprise Rev Build
	America Bond
4,000	6.08%, 12/01/2040	4,307

	Tax Allocation - 0.1%
	California Urban IDA Taxable
275	6.10%, 05/01/2024	240
	Regional Transportation Dist
5,225	5.84%, 11/01/2050	5,569
		5,809
	Transportation - 0.2%
	Connecticut State Special Tax Obligation
	Rev
7,005	5.46%, 11/01/2030	6,937

	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
10,565	6.64%, 04/01/2057	10,128

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities
	Commission
8,520	6.00%, 11/01/2040	8,737

	Total municipal bonds
	(cost $67,379)	$68,090

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.7%
	Cable and Other Program Distribution - 0.1%
	WideOpenWest Finance LLC, Second Lien
	Term Loan
$5,623	6.44%, 06/29/2015 ±	$5,374

	Captive Auto Finance - 0.2%
	Chrysler Group LLC
9,335	6.00%, 05/24/2017 ±	9,116

	Insurance Carriers - 0.0%
	Asurion Corp.
1,176	9.00%, 05/24/2019 ±	1,178

	Motor Vehicle Manufacturing - 0.2%
	General Motors Co.
8,480	0.44%, 10/27/2015 ±☼	7,645

	Other Financial Investment Activities - 0.1%
	BNY Convergex Group LLC, 2nd Lien Eze
	Borrower Term Loan
217	8.75%, 12/17/2017 ±	221
	BNY Convergex Group LLC, 2nd Lien Top
	Borrower Term Loan
518	8.75%, 12/17/2017 ±	526
	Nuveen Investments, Inc., Second Lien Term
	Loan
3,495	12.50%, 07/31/2015 ±	3,718
		4,465
	Scheduled Air Transportation - 0.0%
	Macquarie Aircraft Leasing Finance S.A.,
	Second Lien Term Loan
1,758	4.19%, 11/29/2013 ±⌂	1,617

	Sporting Goods, Hobby and Musical Instrument Store - 0.1%
	Easton-Bell Sports, Inc.
4,635	11.50%, 12/31/2015 ±⌂	4,635

	Total senior floating rate interests: non-investment grade
	(cost $35,092)	$34,030

U.S. GOVERNMENT AGENCIES - 35.7%
	Federal Home Loan Mortgage Corporation - 6.3%
$77,191	0.42%, 10/25/2020 ►	$1,909
23,918	1.52%, 08/25/2020 ►	2,165
143,883	4.00%, 08/01/2025 - 07/15/2040 ☼	144,702
16,222	5.50%, 10/01/2018 - 05/01/2037	17,621
105,555	6.00%, 04/01/2017 - 05/01/2038	116,375
8,874	6.50%, 07/01/2031 - 08/01/2038	10,007
6	7.50%, 09/01/2029 - 11/01/2031	7
		292,786
	Federal National Mortgage Association - 14.7%
58,721	4.00%, 06/01/2025 - 10/01/2025	61,337
49,585	4.50%, 09/01/2024 - 08/01/2040	52,172
238,161	5.00%, 02/01/2018 - 04/25/2038	254,539
256,062	5.50%, 12/01/2013 - 09/01/2040 ☼	277,870
24,071	6.00%, 07/01/2012 - 02/01/2037	26,590
68	6.50%, 11/01/2014 - 07/01/2032	74
1,875	7.00%, 02/01/2016 - 10/01/2037	2,158
609	7.50%, 11/01/2015 - 05/01/2032	714
2	8.00%, 04/01/2032	3
		675,457
	Government National Mortgage Association - 14.7%
81,276	4.00%, 08/20/2040 - 12/20/2040	82,705
410,454	4.50%, 05/15/2040 - 10/20/2040 ‡	432,914
123,170	5.00%, 06/15/2039 - 09/20/2040	133,936
14,337	5.50%, 03/15/2033 - 10/20/2034	15,869
9,259	6.50%, 06/15/2028 - 09/15/2032	10,564
27	7.00%, 06/20/2030 - 08/15/2031	32
4	8.50%, 11/15/2024	5
		676,025
	Total U.S. government agencies
	(cost $1,606,194)	$1,644,268

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
U.S. GOVERNMENT SECURITIES - 17.9%
	U.S. Treasury Securities - 17.9%
	U.S. Treasury Bonds - 4.5%
$25,947	4.38%, 05/15/2041	$25,906
124,270	4.75%, 02/15/2041	132,095
41,369	5.38%, 02/15/2031	48,486
		206,487
	U.S. Treasury Notes - 13.4%
125,078	0.38%, 10/31/2012	125,200
83,116	0.50%, 05/31/2013	83,204
14,882	0.63%, 04/30/2013	14,935
2,120	0.75%, 06/15/2014	2,118
158,792	1.75%, 05/31/2016	159,040
55,272	2.00%, 04/30/2016	56,110
7,267	2.38%, 05/31/2018	7,228
143,455	2.50%, 04/30/2015 ╦	150,448
17,597	3.13%, 05/15/2021	17,548
		615,831
		822,318
	Total U.S. government securities
	(cost $823,394)	$822,318

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	CHF/MXN
56,735	Expiration: 01/05/2012 Ø	$348
56,735	Expiration: 03/15/2012 Ø	820
	EUR/USD Binary
4,786	Expiration: 11/24/2011 β	40
		1,208
	Total call options purchased
	(cost $4,605)	$1,208

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	JPY/MXN
56,455	Expiration: 03/26/2012 Θ	$2,717
	USD/JPY
47,000	Expiration: 07/12/2011	80
		2,797
	Interest Rate Option Contract - 0.0%
	90 Day Euro Future
3	Expiration: 09/20/2011, Exercise Rate:
	99.37% Ø	227

	Credit Option Contract - 0.0%
	Credit Default Swaption CDX.NA.IG.16
101,760	Expiration: 07/21/2011, Exercise Rate:
	1.05% Ø	77
	Europe Senior Financials
95,710	Expiration: 09/22/2011, Exercise Price:
	$ 1.20 Ø	395
98,437	Expiration: 09/22/2011, Exercise Price:
	$ 1.80 Ø	724
		1,196
	Total put options purchased
	(cost $5,083)	$4,220

COMMON STOCKS - 0.0%
	Integrated Telecommunication Services - 0.0%
–	XO Holdings, Inc. ●	$–

	Total common stocks
	(cost $–)	$–

PREFERRED STOCKS - 0.2%
	Auto Parts & Equipment - 0.0%
9	Dana Holding Corp. Preferred, 4.00% ۞■	$1,419

	Automobile Manufacturers - 0.1%
76	General Motors Co. Preferred, 4.75% ۞	3,709

	Diversified Banks - 0.1%
2	US Bancorp, 7.19%	1,883

	Thrifts & Mortgage Finance - 0.0%
330	Federal Home Loan Mortgage Corp., 8.38%	973

	Total preferred stocks
	(cost $15,083)	$7,984

	Total long-term investments
	(cost $4,396,221)	$4,503,360

SHORT-TERM INVESTMENTS - 4.1%
	Investment Pools and Funds - 0.0%
	JP Morgan U.S. Government Money
531	Market Fund	$531

	Repurchase Agreements - 3.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $36,390,
	collateralized by U.S. Treasury Bond
	5.25%, 2029, value of $37,118)
$36,390	0.01%, 06/30/2011	36,390
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $39,832,
	collateralized by U.S. Treasury Bill 0.02%
	- 4.50%, 2011 - 2012, U.S. Treasury Bond
	4.25% - 7.13%, 2023 - 2039, U.S.
	Treasury Note 0.38% - 10.63%, 2012 -
	2021, value of $40,629)
39,832	0.01%, 06/30/2011	39,832
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	07/01/2011 in the amount of $34,423,
	collateralized by U.S. Treasury Bond
	4.50%, 2038, U.S. Treasury Note 4.00%,
	2015, value of $35,112)
34,423	0.01%, 06/30/2011	34,423
The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 4.1% - (continued)
	Repurchase Agreements - 3.6% - (continued)
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $53,195,
	collateralized by U.S. Treasury Bond
	2.00% - 3.63%, 2026 - 2028, value of
	$ 54,260)
$53,195	0.01%, 06/30/2011		$53,195
			163,840
	U.S. Treasury Bills - 0.5%
24,140	0.01%, 7/28/2011□○ØΘ		24,139

	Total short-term investments
	(cost $188,510)		$188,510

	Total investments
	(cost $4,584,731) ▲	101.9%	$4,691,870
	Other assets and liabilities	(1.9)%	(86,789)
	Total net assets	100.0%	$4,605,081

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.5% of total net assets at June 30, 2011.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $4,585,278 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$149,852
Unrealized Depreciation	(43,260)
Net Unrealized Appreciation	$106,592

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $356, which represents 0.01% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at June 30, 2011.

±	The interest rate disclosed for these securities represents the average coupon as of June 30, 2011.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At June 30, 2011,  the aggregate value of these securities was $579,452, which represents 12.58% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2011, the aggregate value of these securities amounted to $25,508, which represents 0.55% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

β
This security has limitations. If the Euro to U.S. Dollar exchange rate as less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at June 30, 2011 was $152,866.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

□	Security pledged as initial margin deposit for open futures contracts at June 30, 2011 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
U.S. 10 Year Note	581	Long	09/21/2011	$71,073	$71,473	$(400)
U.S. 2 Year Note	1,864	Long	09/30/2011	$408,857	$408,982	$(125)
U.S. 5 Year Note	1,008	Short	09/30/2011	$120,149	$120,639	$490
U.S. Treasury Bond	275	Short	09/21/2011	$33,834	$34,425	$591
						$556

*	The number of contracts does not omit 000's.

Θ	At June 30, 2011, these securities were designated to cover written call options in the table below:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
MXN/JPY	Foreign Currency	$6.05	03/26/2012	56,454,712	$1,520	$2,519	$999
USD/EUR	Foreign Currency	$1.44	07/05/2011	96,435,511	408	436	28
					$1,928	$2,955	$1,027

*	The number of contracts does not omit 000's.

Ø	Securities valued at $5,979 collateralized the written put options in the table below.

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
90 Day Euro Future	Interest Rate	$99.00	09/20/2011	3,022	$113	$143	$30
Credit Default Swaption CDX.NA.IG.16	Credit	1.20%	07/21/2011	203,515,000	43	214	171
Europe Senior Financials	Credit	$2.20	09/22/2011	98,436,730	349	679	330
MXN/CHF	Foreign Currency	14.10 (MXN/CHF)	01/05/2012	56,735,058	2,522	2,046	(476)
MXN/CHF	Foreign Currency	14.49 (MXN/CHF)	03/15/2012	56,735,058	2,567	2,141	(426)
USD/EUR Binary	Foreign Currency	1.60 (USD/EUR)	12/02/2011	109,109,893	385	601	216
					$5,979	$5,824	$(155)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	$74
12/2004	$35,341	Bear Stearns Commercial Mortgage Securities, Inc., 0.61%, 11/11/2041	294
10/2004	$41,639	Bear Stearns Commercial Mortgage Securities, Inc., 0.80%, 07/11/2042	385
08/2007	$25,765	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	25,298
11/2010 - 05/2011	$4,635	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	4,584
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
01/2011	$1,758	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.19%, 11/29/2013	1,579
11/2004	$32,617	Merrill Lynch Mortgage Trust, 0.74%, 10/12/2041 - 144A	216
10/2005 - 08/2006	$15,286	Morgan Stanley Dean Witter Capital I, 0.01%, 08/25/2032 - Reg D	321
04/2007	$211	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	211
06/2009	$2,232	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	1,641
03/2008	$9,509	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	7,712

The aggregate value of these securities at June 30, 2011, was $41,727, which represents 0.91% of total net assets.

Foreign Currency Contracts Outstanding at June 30, 2011

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Sell	$46,945	$45,947	07/05/2011	$(998)
Australian Dollar	Morgan Stanley	Buy	46,945	46,472	07/05/2011	473
British Pound	Deutsche Bank Securities	Sell	46,528	46,425	07/19/2011	(103)
British Pound	Wells Fargo	Buy	93,038	92,973	07/29/2011	65
British Pound	Wells Fargo	Sell	93,038	92,720	07/29/2011	(318)
Canadian Dollar	Wells Fargo	Buy	46,020	46,020	07/19/2011	–
Euro	Citigroup Global Markets	Buy	92,067	91,157	07/06/2011	910
Euro	Deutsche Bank Securities	Sell	46,388	45,516	07/11/2011	(872)
Euro	JP Morgan Securities	Buy	394	394	07/05/2011	–
Euro	Morgan Stanley	Sell	46,034	45,113	07/06/2011	(921)
Euro	Wells Fargo	Sell	46,034	45,263	07/06/2011	(771)
Euro	Wells Fargo	Sell	46,087	46,020	07/19/2011	(67)
Euro	Wells Fargo	Buy	46,389	45,943	07/11/2011	446
Japanese Yen	Goldman Sachs	Sell	47,503	47,254	07/15/2011	(249)
Mexican New Peso	Morgan Stanley	Buy	47,789	46,971	07/20/2011	818
Mexican New Peso	Morgan Stanley	Sell	47,789	46,500	07/20/2011	(1,289)
Singapore Dollar	Goldman Sachs	Buy	47,630	47,255	07/15/2011	375
						$(2,501)

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Credit Default Swap Contracts Outstanding at June 30, 2011

				(Pay)/Receive Fixed				Unrealized
		Notional	Buy/Sell	Rate / Implied	Expiration		Market	Appreciation/
Reference Entity	Counterparty	Amount (a)	Protection	Credit Spread (b)	Date	Cost	Value ╪	(Depreciation)
CDX North American Investment Grade Index	Morgan Stanley	$90,385	Buy	1.00%	12/20/15	$(953)	$(815)	$138

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement The percentage shown is the implied credit spread on June 30, 2011.

IDA – Industrial Development Authority Bond

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Investment Valuation Hierarchy Level Summary
June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$313,585	$–	$291,930	$21,655
Call Options Purchased	1,208	–	1,208	–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	1,269,099	–	1,257,992	11,107
Corporate Bonds: Non-Investment Grade	338,558	–	337,633	925
Municipal Bonds	68,090	–	68,090	–
Preferred Stocks	7,984	4,682	3,302	–
Put Options Purchased	4,220	227	3,993	–
Senior Floating Rate Interests: Non-Investment Grade	34,030	–	34,030	–
U.S. Government Agencies	1,644,268	–	1,644,268	–
U.S. Government Securities	822,318	45,572	776,746	–
Short-Term Investments	188,510	531	187,979	–
Total	$4,691,870	$51,012	$4,607,171	$33,687
Credit Default Swaps *	138	–	138	–
Foreign Currency Contracts *	3,087	–	3,087	–
Futures *	1,081	1,081	–	–
Written Options *	1,774	30	1,744	–
Total	$6,080	$1,111	$4,969	$–
Liabilities:
Foreign Currency Contracts *	5,588	–	5,588	–
Futures *	525	525	–	–
Written Options *	902	–	902	–
Total	$7,015	$525	$6,490	$–

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance as
	December	Gain	Appreciation		Net			Into	Out of	of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	30, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$32,960	$7,916	$(3,814	)†	$207	$5,768	$(28,009)	$8,355	$(1,728)	$21,655
Corporate Bonds	11,035	—	104	‡	(33)	926	—	—	—	12,032
Total	$43,995	$7,916	$(3,710)		$174	$6,694	$(28,009)	$8,355	$(1,728)	$33,687

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $4,503.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $104.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,584,731)	$4,691,870
Cash	8
Foreign currency on deposit with custodian (cost $1,741)	1,755
Unrealized appreciation on foreign currency contracts	3,087
Unrealized appreciation on swap contracts	138
Receivables:
Investment securities sold	75,013
Fund shares sold	3,125
Dividends and interest	36,962
Variation margin	454
Total assets	4,812,412
Liabilities:
Unrealized depreciation on foreign currency contracts	5,588
Payables:
Investment securities purchased	177,429
Fund shares redeemed	14,289
Variation margin	470
Investment management fees	351
Distribution fees	28
Accrued expenses	316
Swap premiums received	953
Written options (proceeds $8,779)	7,907
Total liabilities	207,331
Net assets	$4,605,081
Summary of Net Assets:
Capital stock and paid-in-capital	$4,614,210
Accumulated undistributed net investment income	98,276
Accumulated net realized loss on investments and foreign currency transactions	(213,625)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	106,220
Net assets	$4,605,081
Shares authorized	5,000,000
Par value	$0.001
Class IA: Net asset value per share	$11.20
Shares outstanding	351,445
Net assets	$3,934,943
Class IB: Net asset value per share	$11.13
Shares outstanding	60,212
Net assets	$670,138

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$226
Interest	100,800
Total investment income, net	101,026

Expenses:
Investment management fees	10,723
Transfer agent fees	2
Distribution fees - Class IB	862
Custodian fees	10
Accounting services fees	420
Board of Directors' fees	50
Audit fees	33
Other expenses	353
Total expenses (before fees paid indirectly)	12,453
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	12,453
Net investment income	88,573

Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments	69,197
Net realized loss on futures	(3,905)
Net realized gain on written options	1,935
Net realized gain on swap contracts	2,936
Net realized loss on foreign currency contracts	(10,418)
Net realized gain on other foreign currency transactions	997
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	60,742

Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(21,031)
Net unrealized depreciation of futures	(1,451)
Net unrealized appreciation of written options	900
Net unrealized appreciation of swap contracts	138
Net unrealized depreciation of foreign currency contracts	(1,102)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(22,552)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	38,190
Net Increase in Net Assets Resulting from Operations	$126,763

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$88,573	$187,476
Net realized gain on investments, other financial instruments and foreign currency transactions	60,742	111,753
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,552)	48,815
Net Increase In Net Assets Resulting From Operations	126,763	348,044
Distributions to Shareholders:
From net investment income
Class IA	—	(169,465)
Class IB	—	(29,035)
Total distributions	—	(198,500)
Capital Share Transactions:
Class IA
Sold	261,919	638,697
Issued on reinvestment of distributions	—	169,465
Redeemed	(462,318)	(808,117)
Total capital share transactions	(200,399)	45
Class IB
Sold	51,038	122,194
Issued on reinvestment of distributions	—	29,035
Redeemed	(121,221)	(244,416)
Total capital share transactions	(70,183)	(93,187)
Net decrease from capital share transactions	(270,582)	(93,142)
Net Increase (Decrease) In Net Assets	(143,819)	56,402
Net Assets:
Beginning of period	4,748,900	4,692,498
End of period	$4,605,081	$4,748,900
Accumulated undistributed (distribution in excess of) net investment income	$98,276	$9,703
Shares:
Class IA
Sold	23,710	57,674
Issued on reinvestment of distributions	—	15,563
Redeemed	(41,815)	(72,705)
Total share activity	(18,105)	532
Class IB
Sold	4,634	11,115
Issued on reinvestment of distributions	—	2,678
Redeemed	(11,029)	(22,189)
Total share activity	(6,395)	(8,396)

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Total Return Bond HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short-term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Fund’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income on the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of June 30, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid are recorded as a component of interest or capital gain in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments.  Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of June 30, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”), an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities, however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of June 30, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of June 30, 2011. Transactions involving written options contracts during the six-month period ended June 30, 2011, are summarized below:

	Options Contract Activity During the
	Six-month Period Ended June 30, 2011
Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	333,996,734	3,901
Expired	(181,105,000)	(313)
Closed	(1,511)	(633)
Exercised	—	—
End of period	152,890,223	$2,955

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	4,409,819	418
Written	982,811,207	8,146
Expired	(359,839,716)	(1,643)
Closed	(102,846,549)	(1,097)
Exercised	—	—
End of period	524,534,761	5,824

* The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company's Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Asset and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of June 30, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of June 30, 2011, the Fund did not hold any interest swap agreements.

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$227	$4,005	$1,196	$—	$—	$—	$5,428
Unrealized appreciation on foreign currency contracts	—	3,087	—	—	—	—	3,087
Unrealized appreciation on swap contracts	—	—	138	—	—	—	138
Variation margin receivable *	454	—	—	—	—	—	454
Total	$681	$7,092	$1,334	$—	$—	$—	$9,107

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$5,588	$—	$—	$—	$—	$5,588
Variation margin payable *	470	—	—	—	—	—	470
Written options, market value	113	7,402	392	—	—	—	7,907
Total	$583	$1,814	$392	$—	$—	$—	$13,965

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $556 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended June 30, 2011.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments in purchased options	$469	$(1,504)	$(1,298)	$—	$—	$—	$(2,333)
Net realized loss on futures	(3,905)	—	—	—	—	—	(3,905)
Net realized gain (loss) on written options	(127)	(179)	2,241	—	—	—	1,935
Net realized gain on swap contracts	798	214	1,924	—	—	—	2,936
Net realized loss on foreign currency contracts	—	(10,418)	—	—	—	—	(10,418)
Total	$(2,765)	$(11,887)	$2,867	$—	$—	$—	$(11,785)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$89	$(3,125)	$(851)	$—	$—	$—	$(3,887)
Net change in unrealized depreciation of futures	(1,451)	—	—	—	—	—	(1,451)
Net change in unrealized appreciation of written options	30	369	501	—	—	—	900
Net change in unrealized appreciation of swap contracts	—	—	138	—	—	—	138
Net change in unrealized depreciation of foreign currency contracts	—	(1,102)	—	—	—	—	(1,102)
Total	$(1,332)	$(3,858)	$(212)	$—	$—	$—	$(5,402)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$198,500	$170,000

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$9,706
Accumulated Capital and Other Losses*	(273,240)
Unrealized Appreciation†	127,645
Total Accumulated Deficit	$(135,889)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$8,700
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(8,700)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$47,209
2017	215,953
Total	$263,162

As of December 31, 2010, the Fund utilized $116,743 of prior year capital loss carryforwards.

As of December 31, 2010, the Fund elected to defer the following post-October losses:

Amount
Long-Term Capital Gain	$10,078

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, the Fund had no fee reductions.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.50%
Class IB	0.75

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

Hartford Total Return Bond HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $4. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from an affiliate. Had the payment from the affiliate been excluded, the impact and total return for the period listed below would have been as follows:

For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	—%	—%
Total Return Excluding Payment from Affiliate	4 .80	4 .54

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,895,043
Sales Proceeds Excluding U.S. Government Obligations	2,077,059
Cost of Purchases for U.S. Government Obligations	1,593,300
Sales Proceeds for U.S. Government Obligations	1,533,679

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Hartford Total Return Bond HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$10.90	$0.22	$–	$0.08	$0.30	$–	$–	$–	$–	$0.30	$11.20
IB	10.84	0.21	–	0.08	0.29	–	–	–	–	0.29	11.13

For the Year Ended December 31, 2010
IA	10.58	0.45	–	0.34	0.79	(0.47)	–	–	(0.47)	0.32	10.90
IB	10.53	0.44	–	0.31	0.75	(0.44)	–	–	(0.44)	0.31	10.84

For the Year Ended December 31, 2009
IA	9.54	0.46	–	0.98	1.44	(0.40)	–	–	(0.40)	1.04	10.58
IB	9.50	0.46	–	0.95	1.41	(0.38)	–	–	(0.38)	1.03	10.53

For the Year Ended December 31, 2008
IA	11.15	0.62	–	(1.49)	(0.87)	(0.74)	–	–	(0.74)	(1.61)	9.54
IB	11.09	0.67	–	(1.55)	(0.88)	(0.71)	–	–	(0.71)	(1.59)	9.50

For the Year Ended December 31, 2007(G)
IA	11.24	0.60	–	(0.08)	0.52	(0.61)	–	–	(0.61)	(0.09)	11.15
IB	11.19	0.57	–	(0.09)	0.48	(0.58)	–	–	(0.58)	(0.10)	11.09

For the Year Ended December 31, 2006(G)
IA	11.27	0.55	–	(0.01)	0.54	(0.57)	–	–	(0.57)	(0.03)	11.24
IB	11.20	0.51	–	–	0.51	(0.52)	–	–	(0.52)	(0.01)	11.19
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

2.76	%(E)	$3,934,943	0.50	%(F)	0.50	%(F)	3.83	%(F)	69%
2.63	(E)	670,138	0.75	(F)	0.75	(F)	3.58	(F)	–

7.51		4,026,583	0.50		0.50		3.90		188
7.25		722,317	0.75		0.75		3.65		–

15.01		3,902,957	0.51		0.51		4.67		215
14.72		789,541	0.76		0.76		4.42		–

(7.62)		3,167,919	0.49		0.49		5.54		173
(7.85)		740,580	0.74		0.74		5.27		–

4.67		3,458,709	0.49		0.49		5.27		223
4.41		1,036,331	0.74		0.74		5.01		–

4.80	(H)	3,041,321	0.50		0.50		4.82		344
4.54	(H)	1,040,408	0.75		0.75		4.56		–

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Hartford Total Return Bond HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Hartford Total Return Bond HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,027.58	$2.51	$1,000.00	$1,022.32	$2.51	0.50%	181	365
Class IB	$1,000.00	$1,026.30	$3.77	$1,000.00	$1,021.08	$3.76	0.75%	181	365

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-TRB11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Hartford Value HLS Fund

2011 Semi Annual Report

June 30, 2011

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for your continued confidence and trust.

We have seen a significant amount of global turbulence in the first half of 2011. Investors have continued to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Since January we have witnessed significant political uprisings in the already-volatile Middle East and North Africa region. In addition, the ramifications of Japan's massive earthquake, subsequent tsunami, and nuclear disaster are still being played out in the market.

Although corporate earnings have remained robust, the unemployment picture has been mixed. After adding more than 200,000 jobs from February to April, more recent unemployment reports have shown a pullback in hiring.

While official inflation remains low as measured by the Consumer Price Index (CPI), high oil prices may be indicative of higher inflation in the future. The federal funds rate remains at a historic low, however, the Fed could potentially raise the rate to get it closer to its historical average once the economy strengthens.

Even with these headwinds, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) are all up more than 5% through June, 30 2011.

Looking ahead, continued growth in emerging markets is fueling global recovery efforts. Emerging markets comprise about 48 percent of the world’s GDP, and many economists believe they are poised for further expansion. As GDP growth continues in emerging markets, roughly 100 million people are added to the middle class each year. This middle class population growth could potentially drive a considerable shift in consumer purchasing power.

Now that we have reached the midpoint of 2011, perhaps now would be a good time to schedule a meeting with your financial adviser to examine your current investment strategy and determine whether you are on the right track.

•	Are you concerned about inflation and its effects on your portfolio?

•	Is your portfolio prepared for rising interest rates?

•	Does your portfolio reflect the global economy with a mix of developed nations and emerging markets?

Your financial professional’s advice can help you to navigate today’s volatile markets with confidence. You can also rest assured that we will continue to provide you with solid investments and stellar service for the road ahead.

Thank you again for your business.

James Davey
President
Hartford HLS Funds

Hartford Value HLS Fund

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate product prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the reporting period and are subject to change based on market and other conditions.

Hartford Value HLS Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 6/30/01 - 6/30/11

The chart above shows the growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 6/30/11)

	6 Month†	1 Year	5 year	10 year
Value IA	4.17%	28.49%	3.87%	4.41%
Value IB	4.04%	28.17%	3.61%	4.16%
Russell 1000 Value Index	5.92%	28.94%	1.15%	3.99%

†	Not Annualized

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2011, which excludes investment transactions as of this date.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the fund will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?

The Class A shares of the Hartford Value HLS Fund returned 4.17% for the six-month period ended June 30, 2011, underperforming its benchmark, the Russell 1000 Value Index, which returned 5.92% for the same period. The Fund underperformed the 5.34% return of the average fund in the Lipper Large-Cap Value Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities moved higher during the period despite a high degree of volatility caused by mounting concerns about unrest in the Middle East and North Africa (MENA) region and the devastating earthquake and nuclear crisis in Japan. Fears of a global economic slowdown due to Japanese supply disruptions and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy. In the latter half of the period, U.S. equities were relatively flat as fears about continuing inflationary pressures and the end of the Federal Reserve's quantitative easing program were tempered by better-than-expected corporate earnings.

Nine of the ten sectors within the Russell 1000 Value Index posted positive returns. Health Care (+16%), Energy (+11%), and Consumer Discretionary (+10%) gained the most while Financials (-3%) was the one sector to decline during the period.

The Fund’s underperformance versus its benchmark was primarily due to weak stock selection. Stock selection detracted most in Consumer Discretionary, Industrials, and Health Care, more than offsetting strong selection in Energy and Financials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, detracted slightly during the period. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology detracted while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results.

Holdings of Cisco Systems (Information Technology), Staples (Consumer Discretionary), and Nokia OYJ (Information Technology) detracted most from benchmark-relative returns during the period. Shares of Cisco Systems, a leading supplier of networking equipment, software, and services, were pressured by a sharp decline in gross margins due to higher sales of lower margin products. Shares of Staples, a U.S. and international office supply retailer and distributor, fell as the company reported a soft quarter due to a significant operating miss in its international operations. Nokia OYJ, a Finland-based handset maker, saw its shares fall after the company announced that it was partnering with Microsoft instead of using Android for the operating system for new smartphones. Financials stocks Goldman Sachs, Bank of America, and Wells Fargo were among the top detractors from absolute performance (i.e. total return).

Among the top contributors to benchmark-relative returns were Marathon Oil (Energy), Citigroup (Financials), and Xilinx (Information Technology). Marathon Oil, a large U.S. refiner and oil exploration company, saw its shares gain after the company announced a separation of refining and oil production. Not owning benchmark component Citigroup benefitted the Fund as shares were pressured by concerns over the extent of capital requirements and a continuing trend of rising expenses. Shares of Xilinx, a developer and marketer of complete programmable logic chips for semiconductor end users, rose following a strong earnings report driven by robust demand from the communications industry, particularly in Europe. Top absolute contributors for the period also included UnitedHealth Group (Health Care) and Chevron (Energy).

What is the outlook?

The global expansion continues but faces a growing list of risks, including the crisis in Japan, political tensions in the MENA region, rekindled concern over sovereign debt contagion in Europe, and recent weakness in both consumer and manufacturing data globally. Despite these macroeconomic headwinds, corporate earnings remain a bright spot. We believe we are on pace for record earnings by 2012, with historically robust balance sheets that are supportive of both investment and a return of capital to shareholders.

Within the context of these countervailing forces, we believe that global growth will continue at a pace that can drive the market higher, although the rate of growth could slow and be volatile. This thinking factors into our evaluation of all companies - those we hold and those we consider for purchase. We remain focused on company-level fundamentals, which, as noted above, remain solid in many areas of the market. These bottom-up decisions, in aggregate, have resulted in an overweight to cyclical areas of the economy as global demand remains healthy and the relative attractiveness of these companies is still compelling.

Based on bottom-up stock decisions, we ended the period most overweight the Materials, Industrials, and Energy sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Financials, and Telecommunication Services.

3

Diversification by Industry
as of June 30, 2011

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	6.8
Capital Goods (Industrials)	12.0
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Diversified Financials (Financials)	9.3
Energy (Energy)	13.2
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	5.1
Health Care Equipment & Services (Health Care)	5.8
Insurance (Financials)	7.8
Materials (Materials)	6.6
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.3
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	4.9
Software & Services (Information Technology)	1.2
Technology Hardware & Equipment (Information Technology)	2.1
Telecommunication Services (Services)	3.0
Utilities (Utilities)	3.5
Short-Term Investments	0.1
Other Assets and Liabilities	–
Total	100.0%

4

Hartford Value HLS Fund
Schedule of Investments June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9%
	Automobiles & Components - 1.0%
104	General Motors Co. ●	$3,168
292	Goodyear Tire & Rubber Co. ●	4,892
		8,060
	Banks - 6.8%
280	PNC Financial Services Group, Inc.	16,664
472	US Bancorp	12,046
962	Wells Fargo & Co.	26,984
		55,694
	Capital Goods - 12.0%
82	3M Co.	7,820
109	Boeing Co.	8,036
955	General Electric Co.	18,015
163	Illinois Tool Works, Inc.	9,197
282	Ingersoll-Rand plc	12,817
159	PACCAR, Inc.	8,121
186	Stanley Black & Decker, Inc.	13,429
327	Textron, Inc.	7,722
267	Tyco International Ltd.	13,205
		98,362
	Commercial & Professional Services - 0.7%
195	Republic Services, Inc.	6,016

	Consumer Durables & Apparel - 1.0%
308	Mattel, Inc.	8,476

	Diversified Financials - 9.3%
153	Ameriprise Financial, Inc.	8,832
1,045	Bank of America Corp.	11,452
64	BlackRock, Inc.	12,351
189	Credit Suisse Group ADR	7,369
83	Goldman Sachs Group, Inc.	10,984
618	JP Morgan Chase & Co.	25,291
230	Solar Cayman Ltd. ⌂●†	21
		76,300
	Energy - 13.2%
72	Apache Corp.	8,872
153	Baker Hughes, Inc.	11,096
250	Chevron Corp.	25,696
57	EOG Resources, Inc.	5,926
145	Exxon Mobil Corp.	11,761
221	Marathon Oil Corp.	11,660
183	Occidental Petroleum Corp.	19,002
104	Royal Dutch Shell plc ADR	7,491
154	Southwestern Energy Co. ●	6,583
		108,087
	Food & Staples Retailing - 1.7%
241	CVS/Caremark Corp.	9,074
146	Sysco Corp.	4,547
		13,621
	Food, Beverage & Tobacco - 5.1%
173	General Mills, Inc.	6,427
213	Kraft Foods, Inc.	7,520
177	Molson Coors Brewing Co.	7,920
136	PepsiCo, Inc.	9,554
156	Philip Morris International, Inc.	10,424
		41,845
	Health Care Equipment & Services - 5.8%
143	Baxter International, Inc.	8,533
198	Covidien plc	10,521
305	HCA Holdings, Inc. ●	10,051
249	UnitedHealth Group, Inc.	12,863
89	Zimmer Holdings, Inc. ●	5,615
		47,583
	Insurance - 7.8%
250	ACE Ltd.	16,437
167	Chubb Corp.	10,448
418	Marsh & McLennan Cos., Inc.	13,037
226	Principal Financial Group, Inc.	6,886
114	Swiss Re Ltd. ●	6,376
410	Unum Group	10,448
		63,632
	Materials - 6.6%
48	CF Industries Holdings, Inc.	6,769
315	Dow Chemical Co.	11,336
158	E.I. DuPont de Nemours & Co.	8,527
139	Mosaic Co.	9,402
100	Nucor Corp.	4,120
596	Rexam plc	3,665
62	Rexam plc ADR	1,967
530	Steel Dynamics, Inc.	8,607
		54,393
	Media - 2.7%
151	CBS Corp. Class B	4,309
695	Comcast Corp. Class A	17,616
		21,925
	Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
110	Abbott Laboratories	5,777
148	Amgen, Inc. ●	8,641
122	Johnson & Johnson	8,123
292	Merck & Co., Inc.	10,316
815	Pfizer, Inc.	16,782
209	Teva Pharmaceutical Industries Ltd. ADR	10,083
		59,722
	Retailing - 4.2%
3,040	Buck Holdings L.P. ⌂●†	7,524
253	Home Depot, Inc.	9,147
137	Kohl's Corp.	6,843
136	Nordstrom, Inc.	6,374
285	Staples, Inc.	4,506
		34,394
	Semiconductors & Semiconductor Equipment - 4.9%
233	Analog Devices, Inc.	9,131
515	Intel Corp.	11,422
274	Maxim Integrated Products, Inc.	6,994
340	Xilinx, Inc.	12,417
		39,964
	Software & Services - 1.2%
383	Microsoft Corp.	9,952

	Technology Hardware & Equipment - 2.1%
431	Cisco Systems, Inc.	6,734
195	Hewlett-Packard Co.	7,096
447	Nokia Corp. ADR	2,871
		16,701
	Telecommunication Services - 3.0%
781	AT&T, Inc.	24,540

The accompanying notes are an integral part of these financial statements.

5

Hartford Value HLS Fund
Schedule of Investments – (continued) June 30, 2011 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.9% - (continued)
	Utilities - 3.5%
183	Edison International		$7,085
107	Entergy Corp.		7,327
67	NextEra Energy, Inc.		3,825
222	Northeast Utilities		7,819
100	PPL Corp.		2,778
			28,834
	Total common stocks
	(cost $705,393)		$818,101

	Total long-term investments
	(cost $705,393)		$818,101

SHORT-TERM INVESTMENTS - 0.1%
	Repurchase Agreements - 0.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $116,
	collateralized by FHLB 4.91%, 2015,
	GNMA 0.87% - 5.72%, 2025 - 2061, value
	of $119)
$116	0.05%, 06/30/2011		$116
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $88,
	collateralized by FNMA 3.50% - 6.50%,
	2023 - 2041, value of $89)
88	0.05%, 06/30/2011		88
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	07/01/2011 in the amount of $847,
	collateralized by GNMA 4.00% - 7.00%,
	2035 - 2040, value of $864)
847	0.05%, 06/30/2011		847
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $2, collateralized by U.S.
	Treasury Bill 0.63%, 2012, value of $2)
2	0.01%, 06/30/2011		2
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 07/01/2011 in the
	amount of $129, collateralized by FHLMC
	4.50%, 2040, FNMA 4.50% - 6.00%, 2035 -
	2041, value of $132)
129	0.06%, 06/30/2011		129
			1,182
	Total short-term investments
	(cost $1,182)		$1,182

	Total investments
	(cost $706,575) ▲	100.0%	$819,283
	Other assets and liabilities	–%	388
	Total net assets	100.0%	$819,671

 The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.9% of total net assets at June 30, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At June 30, 2011, the cost of securities for federal income tax purposes was $714,801 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$137,533
Unrealized Depreciation	(33,051)
Net Unrealized Appreciation	$104,482

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors at June 30, 2011, was $7,545, which represents 0.92% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$2,334
03/2007	230	Solar Cayman Ltd. - 144A	171

The aggregate value of these securities at June 30, 2011, was $7,545, which represents 0.92% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

 The accompanying notes are an integral part of these financial statements.

7

Hartford Value HLS Fund
Investment Valuation Hierarchy Level Summary June 30, 2011 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$818,101	$806,891	$3,665	$7,545
Short-Term Investments	1,182	–	1,182	–
Total	$819,283	$806,891	$4,847	$7,545

♦	For the six-month period ended June 30, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as		Change in
	of	Realized	Unrealized					Transfers	Transfers	Balance
	December	Gain	Appreciation		Net			Into	Out of	as of June
	31, 2010	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	30, 2011
Assets:
Common Stocks	$6,920	$—	$625	*	$—	$—	$—	$—	$—	$7,545
Total	$6,920	$—	$625		$—	$—	$—	$—	$—	$7,545

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at June 30, 2011 was $625.

 The accompanying notes are an integral part of these financial statements.

8

Hartford Value HLS Fund
Statement of Assets and Liabilities
June 30, 2011 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $706,575)	$819,283
Cash	1
Receivables:
Fund shares sold	272
Dividends and interest	1,231
Other assets	5
Total assets	820,792
Liabilities:
Payables:
Fund shares redeemed	963
Investment management fees	95
Distribution fees	5
Accrued expenses	58
Total liabilities	1,121
Net assets	$819,671
Summary of Net Assets:
Capital stock and paid-in-capital	$878,873
Accumulated undistributed net investment income	7,487
Accumulated net realized loss on investments and foreign currency transactions	(179,397)
Unrealized appreciation of investments	112,708
Net assets	$819,671
Shares authorized	800,000
Par value	$0.001
Class IA: Net asset value per share	$11.22
Shares outstanding	61,198
Net assets	$686,721
Class IB: Net asset value per share	$11.19
Shares outstanding	11,879
Net assets	$132,950

The accompanying notes are an integral part of these financial statements.

9

Hartford Value HLS Fund
Statement of Operations
For the Six-Month Period Ended June 30, 2011 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10,251
Interest	2
Less: Foreign tax withheld	(55)
Total investment income, net	10,198

Expenses:
Investment management fees	3,130
Transfer agent fees	—
Distribution fees - Class IB	183
Custodian fees	3
Accounting services fees	44
Board of Directors' fees	8
Audit fees	7
Other expenses	73
Total expenses (before fees paid indirectly)	3,448
Commission recapture	(2)
Total fees paid indirectly	(2)
Total expenses, net	3,446
Net investment income	6,752

Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments	28,190
Net realized gain on foreign currency contracts	122
Net realized loss on other foreign currency transactions	(113)
Net Realized Gain on Investments and Foreign Currency Transactions	28,199

Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,339
Net Changes in Unrealized Appreciation of Investments	2,339
Net Gain on Investments and Foreign Currency Transactions	30,538
Net Increase in Net Assets Resulting from Operations	$37,290

The accompanying notes are an integral part of these financial statements.

10

Hartford Value HLS Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the
	Six-Month	For the
	Period Ended	Year Ended
	June 30, 2011	December 31,
	(Unaudited)	2010
Operations:
Net investment income	$6,752	$9,863
Net realized gain on investments and foreign currency transactions	28,199	49,485
Net unrealized appreciation of investments	2,339	25,336
Net Increase In Net Assets Resulting From Operations	37,290	84,684
Distributions to Shareholders:
From net investment income
Class IA	—	(8,406)
Class IB	—	(1,444)
Total distributions	—	(9,850)
Capital Share Transactions:
Class IA
Sold	16,366	58,470
Issued in merger	—	531,323
Issued on reinvestment of distributions	—	8,406
Redeemed	(101,835)	(163,665)
Total capital share transactions	(85,469)	434,534
Class IB
Sold	7,626	23,470
Issued in merger	—	97,765
Issued on reinvestment of distributions	—	1,444
Redeemed	(35,737)	(43,998)
Total capital share transactions	(28,111)	78,681
Net increase (decrease) from capital share transactions	(113,580)	513,215
Net Increase (Decrease) In Net Assets	(76,290)	588,049
Net Assets:
Beginning of period	895,961	307,912
End of period	$819,671	$895,961
Accumulated undistributed (distribution in excess of)
net investment income	$7,487	$735
Shares:
Class IA
Sold	1,459	5,916
Issued in merger	—	52,973
Issued on reinvestment of distributions	—	813
Redeemed	(9,071)	(16,659)
Total share activity	(7,612)	43,043
Class IB
Sold	678	2,336
Issued in merger	—	9,763
Issued on reinvestment of distributions	—	141
Redeemed	(3,183)	(4,491)
Total share activity	(2,505)	7,749

 The accompanying notes are an integral part of these financial statements.

11

Hartford Value HLS Fund
Notes to Financial Statements
June 30, 2011 (Unaudited)
(000’s Omitted)

1.	Organization:

Hartford Value HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Fund if permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end registered management investment company comprised of thirty portfolios. Financial Statements for the Fund, a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities, in which the Fund invests, may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

12

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

13

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and

14

losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of June 30, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of June 30, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of June 30, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the Notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

15

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of June 30, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended June 30, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on foreign currency contracts	$—	$122	$—	$—	$—	$—	$122
Total	$—	$122	$—	$—	$—	$—	$122

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains prior to the next fiscal year-end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

16

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	December 31, 2010	December 31, 2009
Ordinary Income	$9,850	$5,020

As of December 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$735
Accumulated Capital and Other Losses*	(199,370)
Unrealized Appreciation†	102,143
Total Accumulated Deficit	$(96,492)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$249
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(231)
Capital Stock and Paid-in-Capital	(18)

17

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

e)	Capital Loss Carryforward – At December 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$48,441
2016	106,920
2017	44,009
Total	$199,370

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of December 31, 2010, the Fund utilized $47,916 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreements – HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Ag reement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HL Advisors has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-today investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HL Advisors for investment management services rendered as of June 30, 2011; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

18

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HLIC and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

d)
Fees Paid Indirectly – The Company, on behalf of the Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended June 30, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Annualized Six-
Month Period
Ended June 30,
2011
Class IA	0.75%
Class IB	1.00

e)
Distribution Plan for Class IB shares – The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford), from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the review and approval of the Company’s Board of Directors.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor that may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HL Advisors and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2011, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. The amount paid to HASCO can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payments from Affiliates – In July of 2007, The Hartford entered into a settlement with the Attorneys General of the states of New York, Connecticut and Illinois relating to market timing and the company's individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution

19

Hartford Value HLS Fund
Notes to Financial Statements – (continued)
June 30, 2011 (Unaudited)
(000’s Omitted)

plan provided that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to the Fund on September 18, 2009, as follows:

Amount
Reimbursement	$13

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payments from affiliates. Had the payments from the affiliates been excluded, the impact and total return for the periods listed below would have been as follows:

	For the Year Ended December 31, 2009
	Class IA	Class IB
Impact from Payment from Affiliate for Attorneys General Settlement	—%	—%
Total Return Excluding Payment from Affiliate	24.37	24.05

	For the Year Ended December 31, 2006
	Class IA	Class IB
Impact from Payment from Affiliate for SEC Settlement	0.01%	0.01%
Total Return Excluding Payment from Affiliate	21.81	21.51

8.	Investment Transactions:

For the six-month period ended June 30, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$89,371
Sales Proceeds Excluding U.S. Government Obligations	190,995

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2011, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

21

Hartford Value HLS Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Six-Month Period Ended June 30, 2011 (Unaudited)
IA	$10.77	$0.10	$–	$0.35	$0.45	$–	$–	$–	$–	$0.45	$11.22
IB	10.76	0.08	–	0.35	0.43	–	–	–	–	0.43	11.19

For the Year Ended December 31, 2010(G)
IA	9.50	0.13	–	1.26	1.39	(0.12)	–	–	(0.12)	1.27	10.77
IB	9.50	0.11	–	1.25	1.36	(0.10)	–	–	(0.10)	1.26	10.76

For the Year Ended December 31, 2009
IA	7.77	0.14	–	1.75	1.89	(0.16)	–	–	(0.16)	1.73	9.50
IB	7.77	0.13	–	1.74	1.87	(0.14)	–	–	(0.14)	1.73	9.50

For the Year Ended December 31, 2008
IA	12.83	0.20	–	(4.36)	(4.16)	(0.20)	(0.70)	–	(0.90)	(5.06)	7.77
IB	12.81	0.20	–	(4.37)	(4.17)	(0.17)	(0.70)	–	(0.87)	(5.04)	7.77

For the Year Ended December 31, 2007
IA	13.06	0.17	–	1.02	1.19	(0.17)	(1.25)	–	(1.42)	(0.23)	12.83
IB	13.03	0.16	–	1.00	1.16	(0.13)	(1.25)	–	(1.38)	(0.22)	12.81

For the Year Ended December 31, 2006
IA	11.18	0.15	–	2.23	2.38	(0.15)	(0.35)	–	(0.50)	1.88	13.06
IB	11.14	0.13	–	2.21	2.34	(0.10)	(0.35)	–	(0.45)	1.89	13.03
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund's performance.

(C)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using the average shares method.
(H)
During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payment from (to) Affiliate can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Net Investment Income to		Portfolio Turnover
Total Return(B)		Net Assets at End of Period	Assets Before Waivers(C)		Assets After Waivers(C)		Average Net Assets		Rate(D)

4.17	%(E)	$686,721	0.75	%(F)	0.75	%(F)	1.59	%(F)	10%
4.04	(E)	132,950	1.00	(F)	1.00	(F)	1.34	(F)	–

14.67		741,230	0.78		0.78		1.36		47	(H)
14.38		154,731	1.03		1.03		1.11		–

24.37	(I)	244,909	0.87		0.87		1.65		50
24.06	(I)	63,003	1.12		1.12		1.40		–

(34.03)		217,460	0.84		0.84		1.87		57
(34.20)		63,338	1.09		1.09		1.62		–

8.98		327,689	0.84		0.84		1.42		35
8.70		131,651	1.09		1.09		1.14		–

21.82	(I)	277,982	0.85		0.85		1.37		40
21.52	(I)	148,135	1.10		1.10		1.10		–

23

Hartford Value HLS Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of June 30, 2011, collectively consist of 89 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to Hartford Series Fund, Inc. (“HSF”), and Hartford HLS Series Fund II, Inc. (“HSF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the chief compliance officer’s compensation, but does not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (HSF) and 1986 (HSF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

24

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson  (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996 (HSF) and 2002 (HSF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of Hartford Investment Financial Services, Inc. (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (HSF) and 1993 (HSF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Susan M. Fleege (1959) AML Compliance Officer since 2011
Ms. Fleege currently serves as a Director of Risk Management at The Hartford. She previously served as AML Compliance Officer for the Fund from 2005-2008. Ms. Fleege joined HLIC in 2005 from Amerprise Financial Corporation where she held the position of Counsel from 2000 to 2005. Ms. Fleege is a certified Anti-Money Laundering Specialist.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

25

Hartford Value HLS Fund
Directors and Officers (Unaudited) – (continued)

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HIFSCO and HL Advisers.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 800-862-6668 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26

Hartford Value HLS Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of December 31, 2010 through June 30, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending	December 31, 2010	Beginning	Ending	December 31, 2010	Annualized	current	in the
	Account Value	Account Value	through	Account Value	Account Value	through	expense	1/2	full
	December 31, 2010	June 30, 2011	June 30, 2011	December 31, 2010	June 30, 2011	June 30, 2011	ratio	year	year
Class IA	$1,000.00	$1,041.69	$3.80	$1,000.00	$1,021.08	$3.76	0.75%	181	365
Class IB	$1,000.00	$1,040.40	$5.06	$1,000.00	$1,019.84	$5.01	1.00%	181	365

27

The Hartford
P.O. Box 5085
Hartford, CT 06102-5085

Hartford Series Fund, Inc. is underwritten and distributed by Hartford Securities Distribution Company, Inc.

“The Hartford” is The Hartford Financial Services Group, Inc. and its subsidiaries.

Hartford Series Fund, Inc. inception dates range from 1977 to date. Hartford Series Fund, Inc. is not a subsidiary of The Hartford but is underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in Hartford Series Fund, Inc. are not guaranteed by The Hartford or any other entity.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford HLS Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained by calling 800-862-6668. Please read them carefully before you invest or send money.

HLSSAR-V11 8-11	106632	Printed in U.S.A ©2011 The Hartford, Hartford, CT 06115

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: August 16, 2011                                                                By:   /s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  August 16, 2011                                                                By:  /s/ James E. Davey
James E. Davey
Its: President

Date:  August 16, 2011                                                                By:  /s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer